As filed with the Securities and Exchange Commission on June 16, 2023

Securities Act File No. 333-271730

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☒   Pre-Effective Amendment No. 1

☐   Post-Effective Amendment No.

(Check appropriate box or boxes)

BLACKROCK FUNDS V

(Exact Name of Registrant as Specified in the Charter)

100 Bellevue Parkway

Wilmington, Delaware 19809

(Address of Principal Executive Offices)

Telephone Number: (800) 441-7762

(Area Code and Telephone Number)

John M. Perlowski

BLACKROCK FUNDS V

50 Hudson Yards, New York, New York 10001

(Name and Address of Agent for Service)

Copies to:

Margery K. Neale, Esq. Elliot J. Gluck, Esq. Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019	Janey Ahn, Esq. BlackRock Advisors, LLC 50 Hudson Yards New York, New York 10001

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

Title of securities being registered: Shares of beneficial interest, par value $0.001 per share.

Calculation of Registration Fee under the Securities Act of 1933: No filing fee is required because of reliance on Section 24(f) and Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Registration Statement is organized as follows:

1.	Letter to Shareholders of BlackRock Multi-Sector Opportunities Trust II

2.	Questions and Answers for Shareholders of BlackRock Multi-Sector Opportunities Trust II

3.	Notice of Special Meeting of Shareholders of BlackRock Multi-Sector Opportunities Trust II

4.

Proxy Statement/Prospectus relating to the proposed reorganization of BlackRock Multi-Sector Opportunities Trust II into the BlackRock Strategic Income Opportunities Portfolio, a series of BlackRock Funds V

5.

Statement of Additional Information relating to the proposed reorganization of BlackRock Multi-Sector Opportunities Trust II into the BlackRock Strategic Income Opportunities Portfolio, a series of BlackRock Funds V

6.	Part C Information

7.	Exhibits

BLACKROCK MULTI-SECTOR OPPORTUNITIES TRUST II

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 441-7762

[●], 2023

Dear Shareholder:

You are cordially invited to attend a special meeting of shareholders (the “Special Meeting”) of BlackRock Multi-Sector Opportunities Trust II (the “Target Fund”), which will be held on August 7, 2023 at 10:00 a.m., Eastern Time, to consider and vote on the proposal discussed in the enclosed Proxy Statement/Prospectus. The Special Meeting will be held in a virtual meeting format only. You will not be able to attend the Special Meeting in person, but you will be able to view the Special Meeting live and cast your vote(s) by accessing a web link. Before the Special Meeting, I would like to provide you with additional background and ask for your vote on an important proposal affecting the Target Fund.

At the Special Meeting, shareholders will be asked to consider and vote upon a proposal to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for the reorganization of the Target Fund, a Delaware statutory trust and a closed-end management investment company, into BlackRock Strategic Income Opportunities Portfolio (the “Acquiring Fund”), a series of BlackRock Funds V, a Massachusetts business trust and an open-end management investment company (the “Reorganization”). The Acquiring Fund has a similar investment objective and similar investment strategies, policies and restrictions as the Target Fund, although there are some differences. BlackRock Advisors, LLC (“BlackRock”) believes that the Target Fund’s investment objective and strategies make it a compatible fund for a reorganization with the Acquiring Fund.

The proposed Reorganization is described in more detail in the enclosed Proxy Statement/Prospectus. You should review the Proxy Statement/Prospectus carefully and retain it for future reference. If the shareholders of the Target Fund approve the Reorganization Agreement at the Special Meeting, the Reorganization is expected to be completed in the fourth quarter of 2023. A vote to approve the Reorganization will also constitute a vote to dissolve the Target Fund.

The Board of Trustees of the Target Fund believes that the Reorganization is in the best interests of the Target Fund and its shareholders and recommends that you vote “FOR” the proposed Reorganization Agreement.

Your vote is important. Attendance at the Special Meeting will be limited to the Target Fund’s shareholders as of June 8, 2023, the record date for the Special Meeting.

If your shares in the Target Fund are registered in your name, you may attend and participate in the Special Meeting at www.meetnow.global/M9MYKY5 by entering the control number found in the shaded box on your proxy card on the date and time of the Special Meeting. You may vote during the Special Meeting by following the instructions that will be available on the Special Meeting website during the Special Meeting.

If you are a beneficial shareholder of the Target Fund (that is if you hold your shares of the Target Fund through a bank, broker, financial intermediary or other nominee) and want to attend the Special Meeting, you must register in advance of the Special Meeting. To register, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Georgeson LLC, the Target Fund’s tabulator. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern time) three business days prior to the Special Meeting date. You will receive a confirmation email from Georgeson LLC of your registration and a control number and security code that will allow you to vote at the Special Meeting.

Even if you plan to attend the Special Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card or voting instruction form you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

We encourage you to carefully review the enclosed materials, which explain the proposed Reorganization Agreement in more detail. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Special Meeting. You may vote using one of the methods below by following the instructions on your proxy card or voting instruction form:

•	By touch-tone phone;

•	By internet;

•	By signing, dating and returning the enclosed proxy card or voting instruction form in the postage-paid envelope; or

•	By participating at the Special Meeting as described above.

If you do not vote using one of the methods described above, you may be called by Georgeson LLC, the Target Fund’s proxy solicitor, to vote your shares.

If you have any questions about the proposal to be voted on or the virtual Special Meeting, please call Georgeson LLC, the firm assisting us in the solicitation of proxies, toll free at 1-800-733-6198.

As always, we appreciate your support.

Sincerely,

JOHN M. PERLOWSKI

President and Chief Executive Officer of BlackRock

Multi-Sector Opportunities Trust II and BlackRock

Funds V

QUESTIONS AND ANSWERS

Important Information for Shareholders

Although we recommend that you read the complete Proxy Statement/Prospectus, for your convenience, we have provided a brief overview of the issues to be voted on.

Q:	Why am I receiving the enclosed Proxy Statement/Prospectus?

A:

You are a shareholder of BlackRock Multi-Sector Opportunities Trust II (the “Target Fund”), a closed-end management investment company formed as a Delaware statutory trust. The Target Fund’s shareholders are being asked to vote on a proposal to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) between the Target Fund and BlackRock Funds V (the “Acquiring Trust”), on behalf of BlackRock Strategic Income Opportunities Portfolio (the “Acquiring Fund,” and, together with the Target Fund, the “Funds”), providing for the reorganization of the Target Fund into the Acquiring Fund. The Acquiring Fund is an existing series of the Acquiring Trust, an open-end management investment company organized as a Massachusetts business trust.

The Acquiring Fund, following completion of the Reorganization, may be referred to herein as the “Combined Fund.”

The Target Fund’s Board of Trustees (the “Target Board”) recommends that you vote “FOR” the proposed Reorganization Agreement.

Q:	Why is the Reorganization being recommended by the Target Board?

A:

After careful consideration, the Trustees of the Target Board have determined that the proposed Reorganization is in the best interests of the Target Fund and that the interests of existing shareholders of the Target Fund will not be diluted as a result of the Reorganization. In particular, the Target Board has determined, among other things, that shareholders of the Target Fund may benefit from (i) the ability to achieve liquidity for their shares at net asset value, while being invested in the Acquiring Fund, which has a similar investment objective and similar investment strategies as the Target Fund, (ii) the combination of the Target Fund’s assets with the significantly larger asset base of the Acquiring Fund, and (iii) the lower expense ratio of the Combined Fund following the Reorganization.

See “Synopsis—Background and Reasons for the Proposed Reorganization” and “Information About the Reorganization—Board Approval of the Reorganization” in the enclosed Proxy Statement/Prospectus for additional information regarding the Target Board’s considerations in approving the Reorganization.

Q:	How will the Reorganization work?

A:

Subject to the approval of the shareholders of the Target Fund, the Reorganization Agreement provides for the reorganization of the Target Fund into the Acquiring Fund, pursuant to which the Acquiring Fund will acquire all of the assets of the Target Fund on the closing date in consideration for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and shares of the Acquiring Fund.

Shareholders of the Target Fund at the time of the Reorganization will become holders of Investor A shares of the Acquiring Fund.

If the Reorganization Agreement is approved by the Target Fund’s shareholders at the Special Meeting of Shareholders to be held on August 7, 2023 at 10:00 a.m., Eastern Time (the “Special Meeting”), the Reorganization is expected to occur during the fourth quarter of 2023.

As soon as practicable following the completion of the Reorganization, the Target Fund will dissolve.

Q:	Who is eligible to vote on the Reorganization?

A:

Shareholders of record of the Target Fund at the close of business on June 8, 2023 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. If you held Target Fund shares on the Record Date, you have the right to vote even if you later sold your shares. Each share is entitled to one vote. Shares represented by properly executed proxies, unless the proxies are revoked before or at the Special Meeting, will be voted according to shareholders’ instructions. If you date, sign and return a proxy but do not fill in a vote, your shares will be voted “FOR” the Reorganization. If any other business properly comes before the Special Meeting, your shares will be voted at the discretion of the persons named as proxies.

Q:	How will the Reorganization affect Target Fund shareholders?

A:

Upon the closing of the Reorganization, shareholders of the Target Fund, a closed-end investment company, will become holders of Investor A shares of the Acquiring Fund, a series of an open-end investment company (commonly referred to as a “mutual fund”). The number of Investor A shares that shareholders of the Target Fund receive will be based on the net asset value of the Target Fund relative to the net asset value of Investor A shares of the Acquiring Fund. The aggregate net asset value of the Acquiring Fund shares received by Target Fund shareholders will be equal to the aggregate net asset value of the shares of the Target Fund held by its shareholders, in each case as of the close of business on the business day immediately prior to the closing date of the Reorganization.

Shares of the Target Fund are no longer offered for purchase and are not redeemable at a shareholder’s option like shares of a mutual fund. In addition, Target Fund shares are no longer available to be tendered by shareholders for repurchase by the Target Fund prior to the Special Meeting. Investor A shares of the Acquiring Fund can be purchased and sold (redeemed) directly from the Acquiring Fund or through financial intermediaries at net asset value, less any applicable charges. Following the completion of the Reorganization, Target Fund shareholders (as shareholders of the Acquiring Fund), will be able to redeem shares received in the Reorganization at net asset value on each day the Acquiring Fund is open for business.

The Acquiring Fund currently also offers Investor C shares, Institutional shares and Class K shares, none of which will be issued in the Reorganization. Investor A shares were chosen as the share class to be received by Target Fund shareholders based on eligibility and expense considerations. Investor A shares of the Acquiring Fund are generally available through financial intermediaries, whereas Institutional shares and Class K shares of the Acquiring Fund are limited to certain types of investors. Investor C shares of the Acquiring Fund are also generally available through financial intermediaries, but have higher total annual fund operating expenses and, after giving effect to all contractual fee and expense waivers and/or reimbursements that BlackRock Advisors, LLC (“BlackRock”), the Funds’ investment adviser, has agreed to continue through June 30, 2025, higher net annual fund operating expenses than Investor A shares.

If the Reorganization is consummated, current Target Fund shareholders, as shareholders of the Combined Fund, may be able to exchange their Investor A shares received in the Reorganization for shares of another class of the Combined Fund for which they are eligible. Such shareholders should consult their tax advisers regarding the potential tax consequences of such an exchange.

Q:	What are the principal differences between an open-end investment company and a closed-end investment company?

A:	Closed-end investment companies typically do not engage in a continuous offering of new shares, and the common shares of closed-end funds are not redeemable.

In contrast, open-end investment companies, such as the Acquiring Fund, engage in a continuous offering of new shares. Shares of open-end funds can be purchased and sold (redeemed) directly from the fund, or through financial intermediaries, at net asset value, less any applicable charges.

Certain additional differences exist between how closed-end funds and open-end funds are permitted to operate under the Investment Company Act of 1940, as amended (the “1940 Act”). Open-end funds, such as the Acquiring Fund, are subject to Rule 22e-4 under the 1940 Act, which prohibits them from investing more than 15% of their net assets in illiquid investments (the “15% Illiquid Investment Limit”). Closed-end funds are not subject to Rule 22e-4, and the Target Fund may invest in illiquid investments without limit, although the Target Fund currently does not have more than 15% of its assets invested in illiquid investments. Following the Reorganization, the Combined Fund’s illiquid investments will not exceed the 15% Illiquid Investment Limit.

In addition, closed-end funds are permitted to use leverage to a greater extent than open-end funds and may issue preferred shares and debt securities in addition to common shares. The Acquiring Fund, as an open-end fund, is managed utilizing less leverage and with higher cash balances than the Target Fund, which is a closed-end fund. Due to limitations on the use of leverage by open-end funds, the Combined Fund’s yield is expected to be lower than the Target Fund’s current yield.

Q.	Will Target Fund shareholders who redeem Acquiring Fund shares after the Reorganization be charged a redemption fee?

A:	No. Shareholders of the Target Fund who receive Acquiring Fund shares in the Reorganization will not be charged a redemption fee when redeeming Acquiring Fund shares.

Q:	Will I have to pay any sales charge, commission or other similar fee in connection with the Reorganization?

A:

No. You will not have to pay any sales charge, commission or other similar fee in connection with the Reorganization. As more fully discussed in the Proxy Statement/Prospectus, no initial sales charge or contingent deferred sales charges will be imposed on the Investor A shares of the Acquiring Fund received in connection with the Reorganization. Investor A shares or any other class of shares of the Combined Fund purchased after the Reorganization will be subject to the standard fee structure applicable to such class.

Q:	How do the Funds’ investment objectives and principal investment strategies compare?

A:

The Acquiring Fund’s investment objective is similar to that of the Target Fund. The investment objective of the Acquiring Fund is to seek total return as is consistent with preservation of capital. The investment objective of the Target Fund is to seek to provide high income and total return.

Each Fund’s principal investment strategies and principal investment risks are similar; however, there are certain material differences, as set forth below.

•

While the Target Fund has an 80% investment policy to invest in fixed-income securities and other financial instruments that pay periodic income, the Acquiring Fund does not have an 80% investment policy.

•

The Acquiring Fund is limited to investing only up to 15% of its net assets in collateralized debt obligations (“CDOs”), while the Target Fund is not subject to any such investment limitation with respect to CDOs.

•

While the Acquiring Fund may gain exposure to commodity markets by investing in Cayman Strategic Income Opportunities Portfolio II, Ltd., the Target Fund has not formed a subsidiary and may invest directly in commodities.

•	Unlike the Target Fund, the Acquiring Fund cannot, as part of its principal investment strategies, make direct loans or engage in direct lending or invest directly in physical assets.

•

While the Target Fund may invest in securities of other affiliated and unaffiliated open- or closed-end investment companies, including exchange-traded funds (“ETFs”) and business development companies, as a principal investment strategy, the Acquiring Fund may only invest in ETFs, including affiliated ETFs, as a principal investment strategy.

•

While the Target Fund may invest in privately placed or restricted securities, illiquid investments and investments in which no secondary market is readily available, including those of private companies, the Acquiring Fund may only invest up to 15% of its net assets in illiquid investments as part of its principal investment strategies.

•	Unlike the Target Fund, the Acquiring Fund does not intend to employ multiple strategies, such as an opportunistic strategy.

•	Unlike the Target Fund, the Acquiring Fund may engage in active and frequent trading of portfolio securities as a principal investment strategy.

•	As a closed-end fund, the Target Fund is permitted to use leverage to a greater extent than the Acquiring Fund.

Each of the Target Board and the Board of Trustees of the Acquiring Trust (the “Acquiring Board” and together with the Target Board, the “Boards”) considered the principal differences in the investment strategies and risks between the Target Fund and the Acquiring Fund.

See “Synopsis—Comparison of the Funds—Investment Objectives and Principal Investment Strategies” and “Synopsis—Comparison of the Funds—Comparative Risk Information” in the enclosed Proxy Statement/Prospectus for a more complete discussion of the similarities and differences between the Funds’ investment objectives, principal investment strategies and principal investment risks.

Q:	Who manages the Acquiring Fund?

A:

BlackRock serves as investment adviser to the Acquiring Fund and the Target Fund and will serve as investment adviser to the Combined Fund. In addition, each of BlackRock International Limited and BlackRock (Singapore) Limited serve as a sub-adviser to the Acquiring Fund and will serve as sub-advisers to the Combined Fund. The management of, and investment decisions for, the Acquiring Fund are made by Rick Rieder, Russell Brownback and David Rogal, each of whom will serve as a portfolio manager of the Combined Fund. Rick Rieder, Amer Bisat, Jacob Caplain and Ron Redmond serve as portfolio managers of the Target Fund.

The Acquiring Board is comprised of the same individuals who serve on the Target Board.

Q:	How will the Reorganization impact fees and expenses?

A:

The fee and expense structures of the Funds differ, in part, because of operational and regulatory differences between open-end funds and closed-end funds. The fee and expense structure of the Acquiring Fund will apply following the Reorganization. The Acquiring Fund’s management fee rate is lower than that of the Target Fund. However, Investor A shares of the Acquiring Fund are subject to an ongoing Rule 12b-1 service fee at an annual rate of 25 basis points (0.25%) while shares of the Target Fund are not subject to an ongoing Rule 12b-1 service fee. The Target Fund has agreed to pay out of its assets ongoing compensation to the Target Fund’s distributor, BlackRock Investments, LLC, all or a portion of which may be reallowed to brokers, dealers or other financial intermediaries, in an annualized amount equal to 25 basis points (0.25%) of the month-end net asset value of common shares, while Investor A shares of the Acquiring Fund are not subject to this ongoing service fee.

Assuming the Reorganization had taken place on December 31, 2022, the Acquiring Fund’s Investor A shares would have (A) total annual fund operating expenses that are estimated to be lower than those of the Target Fund’s shares prior to the Reorganization, and (B) after giving effect to all contractual fee and expense waivers and/or reimbursements that BlackRock has agreed to continue through June 30, 2025, net annual fund operating expenses that are estimated to be lower than those of the Target Fund’s shares prior to the Reorganization. See “Synopsis—Comparative Fee and Expense Information” on page 17 of the Proxy Statement/Prospectus. See also “Will the Funds have to pay any fees or expenses in connection with the Reorganization?” on page v below.

Q.	Will the portfolio of the Target Fund or the Acquiring Fund be repositioned in connection with the Reorganization?

A:

The portfolio managers of the Acquiring Fund have reviewed the portfolio holdings of the Target Fund and, as of December 31, 2022, all the securities held by the Target Fund comply with the compliance guidelines and/or investment restrictions of the Acquiring Fund. As of December 31, 2022, approximately 87% of the Target Fund’s total assets were invested in securities held by the Acquiring Fund. Approximately 25% of the securities of the Target Fund are anticipated to be sold in order to reposition the Target Fund’s portfolio prior to the Reorganization, and 0% of the securities of the Acquiring Fund are anticipated to be sold in connection with the Reorganization. BlackRock has estimated that the brokerage commission and other transaction costs associated with the pre-Reorganization and post-Reorganization purchases and sales of portfolio securities (including sales of Target Fund portfolio securities in order to reposition the Target Fund’s portfolio prior to the Reorganization) will be approximately $0 and $207,000, respectively, 0% and 0.25%, respectively, or, based on shares outstanding as of December 31, 2022, $0 per share and $0.17 per share, respectively. In addition, BlackRock has estimated that there will be no capital gains generated by the pre-Reorganization and post-Reorganization sales of portfolio securities.

Q:	Will the Reorganization constitute a taxable event for the Target Fund’s shareholders?

A:

No. The Reorganization is intended to qualify as a tax-free “reorganization” for federal income tax purposes. It is expected that shareholders of the Target Fund who receive Acquiring Fund shares pursuant to the Reorganization will recognize no gain or loss for federal income tax purposes as a direct result of the Reorganization. Prior to the closing of the Reorganization, the Target Fund expects to declare a distribution of all of its net investment income and net capital gains, if any. All or a portion of such a distribution may be taxable to the Target Fund’s shareholders for federal income tax purposes. To the extent the Target Fund realizes net losses from the sale of portfolio securities in connection with the portfolio repositioning described above (or otherwise), the net capital gain or net investment income to be distributed by the Target Fund will be reduced. In the event the Target Fund realizes income or gain as a result of such sales, the net capital gain or net investment income to be distributed by the Target Fund will be increased if such income or gain cannot be offset by available capital loss carryforwards. To the extent that additional portfolio investments of the Acquiring Fund are sold after the Reorganization in order to meet redemption requests from former shareholders of the Target Fund, the Acquiring Fund may recognize gains or losses, which may result in taxable distributions to shareholders of the Acquiring Fund (including former shareholders of the Target Fund).

You may wish to consult with your tax adviser concerning the tax consequences of the Reorganization.

Q:	Will the Funds have to pay any fees or expenses in connection with the Reorganization?

A:

The Target Fund will pay all of the costs associated with the Reorganization, which are estimated to be $281,000 (including auditor and legal fees and the costs of preparing and filing the enclosed Proxy Statement/Prospectus). These estimated expenses, in addition to the estimated brokerage commission and other transaction costs associated with the pre-Reorganization and post-Reorganization purchases and sales of portfolio securities described above, will be borne indirectly by the Target Fund’s shareholders regardless of whether the Reorganization is consummated. The Target Fund will pay all of the costs associated with the Reorganization because the Target Fund’s shareholders would benefit in multiple ways from the Reorganization, as described in the Proxy Statement/Prospectus. The Reorganization is not expected to materially impact shareholders of the Acquiring Fund.

Q:	What happens if shareholders of the Target Fund do not approve the Reorganization Agreement?

A:

If shareholders of the Target Fund do not approve the Reorganization Agreement, the Reorganization will not occur and the Target Fund would continue to operate as a closed-end fund. The Target Board may consider other alternatives for the Target Fund, which may include seeking a reorganization with a different fund, the liquidation of the Target Fund or continuing current operations of the Target Fund until its scheduled termination on February 28, 2025.

v

Q:	How does the Target Board suggest that I vote?

A:	As stated above, the Target Board recommends that you vote “FOR” the Reorganization Agreement.

Q:	When and where will the Special Meeting be held?

A:

The Special Meeting will be held on August 7, 2023, at 10:00 a.m. (Eastern Time). The Special Meeting will be held in a virtual meeting format only. You will not be able to attend the Special Meeting in person, but you will be able to view the Special Meeting live and cast your vote(s) by accessing a web link.

Q:	How do I vote my shares?

A:

Shareholders of record of the Target Fund as of the close of business on the Record Date (June 8, 2023) are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof. You may cast your vote by mail, phone, internet or by participating at the Special Meeting as described below.

To vote by mail, please mark your vote on the enclosed proxy card or voting instruction form, sign, date and return the card/form in the postage-paid envelope provided.

If you choose to vote by phone or internet, please refer to the instructions found on the proxy card or voting instruction form accompanying the Proxy Statement/Prospectus. To vote by phone or internet, you will need the “control number” that appears on the proxy card or voting instruction form. In addition, we ask that you please note the following:

If your shares in the Target Fund are registered in your name, you may attend and participate in the Special Meeting at www.meetnow.global/M9MYKY5 by entering the control number found in the shaded box in your proxy card on the date and timing of the Special Meeting. You may vote during the Special Meeting by following the instructions that will be available on the Special Meeting website during the Special Meeting.

Also, if you are a beneficial shareholder of the Target Fund, you will not be able to vote at the virtual Special Meeting unless you have registered in advance to attend the Special Meeting. To register, you must submit proof of your proxy power (legal proxy) reflecting your Target Fund holdings along with your name and email address to Georgeson LLC (“Georgeson”), the Target Fund’s tabulator. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern time) three business days prior to the Special Meeting date. You will receive a confirmation email from Georgeson of your registration and a control number and security code that will allow you to vote at the Special Meeting.

Even if you plan to attend the Special Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating the proxy card or voting instruction form you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

Q:	Whom do I contact for further information?

A:	You may contact your financial advisor for further information. You may also call Georgeson, the Target Fund’s proxy solicitor, at 1-800-733-6198.

Q:	Will anyone contact me?

A:

You may receive a call from Georgeson, the proxy solicitor hired by the Target Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposal and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Your vote is very important. We encourage you as a shareholder to participate by returning your vote as soon as possible. If enough shareholders fail to cast their votes, the Target Fund may not be able to hold the Special Meeting or the vote on the proposal, and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

Important additional information about the Reorganization is set forth in the accompanying Proxy Statement/Prospectus.

Please read it carefully.

BLACKROCK MULTI-SECTOR OPPORTUNITIES TRUST II

100 Bellevue Parkway

Wilmington, Delaware, 19809

(800) 441-7762

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 7, 2023

To the Shareholders of BlackRock Multi-Sector Opportunities Trust II:

Notice is hereby given that a Special Meeting of Shareholders (the “Special Meeting”) of BlackRock Multi-Sector Opportunities Trust II (the “Target Fund”), a closed-end management investment company formed as a Delaware statutory trust, will be held on August 7, 2023 at 10:00 a.m. (Eastern time), for the following purposes:

•

To approve an Agreement and Plan of Reorganization, as it may be amended from time to time (the “Reorganization Agreement”), which provides for (i) the transfer of all of the assets of the Target Fund to the BlackRock Strategic Income Opportunities Portfolio (the “Acquiring Fund”), a series of BlackRock Funds V, in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and the issuance to the Target Fund of Investor A shares of the Acquiring Fund; (ii) the distribution of such shares of the Acquiring Fund to the shareholders of the Target Fund; and (iii) the termination, dissolution and complete liquidation of the Target Fund; and

•	To transact such other business as may properly come before the Special Meeting.

The Special Meeting will be held in a virtual meeting format only. You will not be able to attend the Special Meeting in person, but you will be able to view the Special Meeting live and cast your vote(s) by accessing a web link.

Only shareholders of record of the Target Fund as of the close of business on June 8, 2023 (the “Record Date”) are entitled to notice of and to vote at the Special Meeting and any and all adjournments or postponements thereof. A list of the Target Fund’s shareholders as of the Record Date will be available electronically for inspection by any record shareholder of the Target Fund at the Special Meeting. In addition, such list will be available for inspection beginning ten days prior to the date of the Special Meeting. Target Fund shareholders interested in inspecting the list of shareholders should contact Georgeson LLC at blackrockcef@georgeson.com for additional information.

All shareholders are cordially invited to attend the Special Meeting. In order to avoid delay and additional expense for the Target Fund and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Special Meeting. You may vote by mail, by telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card or voting instruction form. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card or voting instruction form and follow the recorded instructions. To vote over the Internet, go to the Internet address provided on your proxy card or voting instruction form and follow the instructions.

If your shares in the Target Fund are registered in your name, you may attend and participate in the Special Meeting at www.meetnow.global/M9MYKY5 by entering the control number found in the shaded box on your proxy card on the date and time of the Special Meeting. You may vote during the Special Meeting by following the instructions that will be available on the Special Meeting website during the Special Meeting.

If you are a beneficial shareholder of the Target Fund (that is if you hold your Target Fund shares through a bank, broker, financial intermediary or other nominee) and want to attend the Special Meeting you must register in advance of the Special Meeting. To register, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Georgeson LLC, the Target Fund’s tabulator. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern time) three business days prior to the Special Meeting date. You will receive a confirmation email from Georgeson LLC of your registration and a control number and security code that will allow you to vote at the Special Meeting.

Even if you plan to attend the Special Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card or voting instruction form you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

The officers or trustees of the Target Fund named as proxies by shareholders may participate in the Special Meeting by remote communications, including, without limitation, by means of a conference telephone or similar communications equipment by means of which all persons participating in the Special Meeting can hear and be heard by each other, and the participation of such officers and trustees in the Special Meeting pursuant to any such communications system shall constitute presence at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TARGET FUND RECOMMENDS THAT YOU VOTE YOUR TARGET FUND SHARES BY INDICATING YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM AND SIGN, DATE AND RETURN THE CARD/FORM IN THE POSTAGE-PAID ENVELOPE PROVIDED, OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

THE BOARD OF TRUSTEES OF THE TARGET FUND RECOMMENDS THAT YOU CAST YOUR VOTE FOR THE PROPOSED REORGANIZATION AGREEMENT.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR COMPLETED, SIGNED AND DATED PROXY CARD OR VOTING INSTRUCTION FORM OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET PROMPTLY.

By Order of the Board of Trustees of the Target Fund,

Janey Ahn

Secretary of the Target Fund

[●], 2023

YOUR VOTE IS IMPORTANT.

PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET, NO MATTER HOW MANY TARGET FUND SHARES YOU OWN.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 7, 2023.

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:

https://www.proxy-direct.com/blk-33335

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The information in this Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Proxy Statement/Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JUNE 16, 2023

PROXY STATEMENT/PROSPECTUS

Dated [●], 2023

relating to the reorganization of

BLACKROCK MULTI-SECTOR OPPORTUNITIES TRUST II

into

BLACKROCK STRATEGIC INCOME OPPORTUNITIES PORTFOLIO,

a series of BlackRock Funds V

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 882-0052

This Proxy Statement/Prospectus is being furnished to shareholders of BlackRock Multi-Sector Opportunities Trust II (the “Target Fund”), a closed-end management investment company, in connection with the solicitation of proxies by the Target Fund’s Board of Trustees for use at the Special Meeting of Shareholders of the Target Fund to be held on August 7, 2023 at 10:00 a.m. (Eastern time) and at any and all adjournments or postponements thereof (the “Special Meeting”), to consider a proposal to approve an Agreement and Plan of Reorganization, as it may be amended from time to time (the “Reorganization Agreement”), pursuant to which the Target Fund would transfer all of its assets to the BlackRock Strategic Income Opportunities Portfolio (the “Acquiring Fund”), a series of BlackRock Funds V (the “Acquiring Trust”), an open-end management investment company, in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and Investor A shares of the Acquiring Fund, as detailed in the Reorganization Agreement, which shares will be distributed by the Target Fund to the holders of its shares on a pro rata basis in complete liquidation thereof. The Target Fund is formed as a Delaware statutory trust, and the Acquiring Trust is organized as a Massachusetts business trust. The Target Fund and the Acquiring Fund are referred to herein collectively as the “Funds” and each individually as a “Fund.” The Board of Trustees of the Target Fund (the “Target Board”) and the Board of Trustees of the Acquiring Trust (the “Acquiring Board”) are referred to herein collectively as the “Boards” and each individually as a “Board,” and the members of each Board are referred to herein as the “Board Members” and each individually as a “Board Member.” The enclosed proxy card or voting instruction form and this Proxy Statement/Prospectus are first being sent to shareholders of the Target Fund on or about [•], 2023. Shareholders of record of the Target Fund as of the close of business on June 8, 2023 (the “Record Date”) are entitled to notice of and to vote at the Special Meeting and any and all adjournments or postponements thereof.

The Special Meeting will be held in a virtual meeting format only.

This Proxy Statement/Prospectus explains concisely what you should know before voting on the proposed Reorganization Agreement described in this Proxy Statement/Prospectus, and constitutes an offering of Investor A shares of beneficial interest, par value $0.001 per share, of the Acquiring Fund. Please read it carefully and keep it for future reference.

This Proxy Statement/Prospectus is only being delivered to the shareholders of the Target Fund.

The securities offered by this Proxy Statement/Prospectus have not been approved or disapproved by the Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

On the matters coming before the Special Meeting as to which a choice has been specified by shareholders on the accompanying proxy card or voting instruction form, the Target Fund’s shares will be voted accordingly where such proxy card or voting instruction form is properly executed, timely received and not properly revoked (pursuant to the instructions below). If a proxy is returned and no choice is specified, the shares will be voted FOR the proposal. Shareholders of the Target Fund who execute proxies or provide voting instructions by telephone or by Internet may revoke them at any time before a vote is taken on a proposal by filing with the Target Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Special Meeting and voting at the Special Meeting. A prior proxy can also be revoked by voting again through the toll-free number or the Internet address listed in the proxy card or voting instruction form. However, merely attending the Special Meeting will not revoke any previously submitted vote.

At the Special Meeting, the Target Fund’s shareholders will be asked to approve the proposal described below:

1.

To approve the Reorganization Agreement which provides for (i) the transfer of all of the assets of the Target Fund to the Acquiring Fund, a series of the Acquiring Trust, in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and the issuance to the Target Fund of Investor A shares of the Acquiring Fund; (ii) the distribution of such shares of the Acquiring Fund to the shareholders of the Target Fund; and (iii) the termination, dissolution and complete liquidation of the Target Fund.

A quorum of shareholders is required to take action at the Special Meeting. A majority of the Target Fund’s shares entitled to vote at the Special Meeting, represented at the Special Meeting or by proxy, will constitute a quorum of shareholders at the Special Meeting. Votes cast at the Special Meeting or by proxy will be tabulated by the inspectors of election appointed for the Special Meeting. The inspectors of election will determine whether or not a quorum is present at the Special Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (1) instructions have not been received from the beneficial owners or persons entitled to vote and (2) the broker or nominee does not have discretionary voting power on a particular matter), if any, as present for purposes of determining a quorum.

The Reorganization Agreement is required to be approved by the affirmative vote of (i) 67% or more of the Target Fund’s voting securities present at the Special Meeting, if the holders of more than 50% of the Target Fund’s outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Target Fund’s outstanding voting securities, whichever is less. As of the Record Date, there were 1,151,257 common shares of the Target Fund outstanding.

Those persons who were shareholders of record of the Target Fund as of the close of business on the Record Date will be entitled to one vote for each share held and a proportionate fractional vote for each fractional share held.

If your shares in the Target Fund are registered in your name, you may attend and participate in the Special Meeting at www.meetnow.global/M9MYKY5 by entering the control number found in the shaded box on your proxy card on the date and time of the Special Meeting. You may vote during the Special Meeting by following the instructions that will be available on the Special Meeting website during the Special Meeting.

If you are a beneficial shareholder of the Target Fund (that is if you hold your Target Fund shares through a bank, broker, financial intermediary or other nominee) and want to attend the Special Meeting you must register in advance of the Special Meeting. To register, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Georgeson LLC, the Target Fund’s tabulator. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern time) three business days prior to the Special Meeting date. You will receive a confirmation email from Georgeson LLC of your registration and a control number and security code that will allow you to vote at the Special Meeting.

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Even if you plan to attend the Special Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card or voting instruction form you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

The following documents containing additional information about each Fund, each having been filed with the SEC, are incorporated by reference into (legally form a part of) this Proxy Statement/Prospectus:

•	the Statement of Additional Information dated [●], 2023, relating to this Proxy Statement/Prospectus;

•	the Annual Report to shareholders of the Target Fund for the fiscal year ended December 31, 2022;

•	the Prospectus relating to Investor A shares of the Acquiring Fund, dated April 28, 2023, as supplemented (the “Acquiring Fund Prospectus”);

•	the Statement of Additional Information relating to Investor A shares of the Acquiring Fund, dated April 28, 2023, as supplemented (the “Acquiring Fund SAI”); and

•	the Annual Report to shareholders of the Acquiring Fund for the fiscal year ended December 31, 2022.

No other parts of the Funds’ or any other fund’s Annual Reports are incorporated by reference herein.

Copies of the foregoing can be obtained on a website maintained by BlackRock, Inc. at www.blackrock.com. In addition, each Fund will furnish, without charge, a copy of any of the foregoing documents to any shareholder upon request. Any such request should be directed to BlackRock, Inc. by calling (800) 441-7762 or by writing to the respective Fund at P.O. Box 534429, Pittsburgh, Pennsylvania 15253-4429. The foregoing documents are available on the EDGAR Database on the SEC’s website at www.sec.gov.

Each Fund is subject to the informational requirements of the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act” or the “Investment Company Act”), and in accordance therewith, files reports, information statements, proxy materials and other information with the SEC. Materials filed with the SEC can be viewed and downloaded from the SEC’s website at www.sec.gov.

Please note that only one copy of shareholder documents, including annual or semi-annual reports and proxy materials, may be delivered to two or more shareholders of the Target Fund who share an address, unless the Target Fund has received instructions to the contrary. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. To request a separate copy of any shareholder document or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Target Fund at the address and phone number set forth above.

Investor A and other shares of the Acquiring Fund, an open-end fund, are purchased and redeemed directly from the Acquiring Fund, or through financial intermediaries, at net asset value, less any applicable charges. Target Fund shares are no longer available for purchase and are not redeemable. In addition, Target Fund shares are no longer available to be tendered by shareholders for repurchase by the Target Fund prior to the Special Meeting.

This Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of the Investor A shares of the Acquiring Fund in the Reorganization. In this connection, no person has been authorized to give any information or make any representation not contained in this Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

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SYNOPSIS

The following is a summary of, and is qualified by reference to, the more complete information contained in this Proxy Statement/Prospectus and the information attached hereto or incorporated herein by reference, including the Form of Agreement and Plan of Reorganization attached as Appendix A. As discussed more fully below and elsewhere in this Proxy Statement/Prospectus, the Target Fund’s Board believes the proposed Reorganization is in the best interests of the Target Fund and that the interests of the Target Fund’s existing shareholders would not be diluted as a result of the Reorganization, and the Acquiring Trust’s Board believes the proposed Reorganization is in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund’s existing shareholders would not be diluted as a result of the Reorganization. If the Reorganization is approved and completed, shareholders of the Target Fund, a closed-end investment company, will become holders of Investor A shares of the Acquiring Fund, an open-end investment company and a series of the Acquiring Trust.

The Acquiring Fund, following completion of the Reorganization, may be referred to as the “Combined Fund” in this Proxy Statement/Prospectus.

Shareholders should read the entire Proxy Statement/Prospectus carefully. See “Synopsis—Comparison of the Funds” beginning on page 4 and “Synopsis—Comparative Fee and Expense Information” beginning on page 17 for a comparison of investment policies, fees and expenses, and other matters. This Proxy Statement/Prospectus constitutes an offering of Investor A shares of the Acquiring Fund.

Background and Reasons for the Proposed Reorganization

At a meeting held on May 4, 2023 (the “Approval Meeting”), each Board considered the approval of the Reorganization Agreement with respect to each Fund. Each Board, including all of the Trustees who are not “interested persons,” as defined in the 1940 Act, of the applicable Fund (the “Independent Board Members”), has approved the Reorganization Agreement. Each Board has determined that the Reorganization is in the best interests of the applicable Fund and that the interests of such Fund’s shareholders will not be diluted as a result of the Reorganization. Each Board’s determinations were based on a comprehensive evaluation of the information provided to it. During the review, neither Board identified any particular information or consideration that was all-important or controlling.

Results of Process

In reaching its determinations with respect to the Reorganization, the Target Board considered a number of factors presented at the time of the Approval Meeting, including, but not limited to, the following:

•	the Target Fund has fewer than 500 shareholders as a result of recent tender offer redemptions, which may lead to negative tax implications for Target Fund shareholders;

•

the Acquiring Fund’s investment objective is similar to that of the Target Fund. Each Fund’s principal investment strategies and principal investment risks are similar, although there are some differences. The Target Board considered the principal differences in the investment strategies and risks between the Target Fund and the Acquiring Fund. See “Synopsis—Comparison of the Funds—Investment Objectives and Principal Investment Strategies”;

•

the Reorganization would provide similar benefits as the conversion of the Target Fund into an open-end structure: namely, Target Fund shareholders who become shareholders of the Combined Fund would be permitted to redeem, purchase or exchange shares of the Combined Fund received in the Reorganization at the then-current net asset value, plus any applicable sales-charge on new purchases;

•	as a result of the Reorganization, the Target Fund’s assets would be combined with the significantly larger asset base of the Acquiring Fund;

•

assuming the Reorganization had taken place on December 31, 2022, the Combined Fund’s Investor A shares would have (A) total annual fund operating expenses that are estimated to be lower than those of the Target Fund’s shares prior to the Reorganization, and (B) after giving effect to all contractual fee and expense waivers and/or reimbursements that BlackRock Advisors, LLC (“BlackRock”) has agreed to continue through June 30, 2025, net annual fund operating expenses that are estimated to be lower than those of the Target Fund’s shares prior to the Reorganization. Investor A shares of the Acquiring Fund, including those received in the Reorganization, are subject to an ongoing Rule 12b-1 service fee at an annual rate of 25 basis points (0.25%). Shares of the Target Fund are not subject to an ongoing Rule 12b-1 service fee; however, they are subject to an ongoing service fee at an annual rate of 25 basis points (0.25%), which is used to compensate the Target Fund’s distributor, BlackRock Investments, LLC (“BRIL” or the “Distributor”), all or a portion of which may be reallowed to selling agents or other financial intermediaries;

•	the contractual and effective management fee rates of the Combined Fund will be lower than the contractual and effective management fee rates of the Target Fund;

•

the shareholders of the Target Fund will not pay an initial sales charge in connection with the receipt of Investor A shares of the Acquiring Fund in the Reorganization and such shares will not be subject to any redemption fees or contingent deferred sales charge. See “Synopsis—Comparison of the Funds—Purchase, Redemption and Exchange of Shares”;

•	the Acquiring Fund has the same investment adviser as the Target Fund. See “Synopsis—Comparison of the Funds—Investment Adviser”;

•

the relative performance histories of each Fund as of March 31, 2023. The Target Board noted that over the one- and three-year periods ended March 31, 2023 and since the Target Fund’s inception, the Acquiring Fund outperformed the Target Fund. See also “Synopsis—Comparative Performance Information”;

•

the Acquiring Fund, as an open-end fund rather than a closed-end fund, is managed utilizing less leverage than the Target Fund due to limitations on the use of leverage by an open-end fund. As a result, the Combined Fund’s yield is expected to be lower than the Target Fund’s current yield;

•

the Acquiring Fund, as an open-end fund, is prohibited from investing more than 15% of its net assets in illiquid investments and will normally be required to maintain higher cash balances than the Target Fund;

•

there is expected to be no gain or loss recognized by shareholders for U.S. federal income tax purposes as a result of the Reorganization, because the Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes. Prior to the Reorganization, the Target Fund will distribute to its shareholders all investment company taxable income and net realized capital gains not previously distributed to shareholders, and such distribution of investment company taxable income and net realized capital gains will be taxable to shareholders in non-tax qualified accounts. The Combined Fund may recognize gains that, upon distribution, are taxable to shareholders as a result of sales of portfolio securities after the Reorganization to satisfy expected redemption requests;

•

the aggregate net asset value of the Investor A shares of the Acquiring Fund that shareholders of the Target Fund will receive in the Reorganization is expected to equal the aggregate net asset value of the shares that shareholders of the Target Fund own immediately prior to the Reorganization, and the interests of the shareholders of the Target Fund will not be diluted as a result of the Reorganization;

•

the Target Fund will pay all of the costs associated with the Reorganization, which are estimated to be $281,000 (including auditor and legal fees and the costs of preparing and filing this Proxy Statement/Prospectus). These estimated expenses, in addition to the estimated brokerage commission and other transaction costs associated with the pre-Reorganization and post-Reorganization purchases and sales of portfolio securities described above, will be borne indirectly by the Target Fund’s shareholders regardless of whether the Reorganization is consummated. The Target Fund will pay all of the costs associated with the Reorganization because the Target Fund’s shareholders would benefit in multiple ways from the Reorganization. The Reorganization is not expected to materially impact shareholders of the Acquiring Fund; and

•	the Target Fund has provided limited liquidity through quarterly tender offers and is scheduled to terminate on or about February 28, 2025.

For a more complete discussion of the factors considered by the Target Board in approving the Reorganization, see “Information about the Reorganization—Board Approval of the Reorganization.”

If the Reorganization is not approved by shareholders of the Target Fund, the Reorganization will not occur and the Target Fund would continue to operate as a closed-end fund. The Target Board may consider other alternatives for the Target Fund, which may include seeking a reorganization with a different fund, the liquidation of the Target Fund or continuing current operations of the Target Fund until its scheduled termination on February 28, 2025.

The Target Board, including all of the Independent Board Members, recommends that you vote “FOR” the proposed Reorganization.

The Reorganization

The Reorganization Agreement provides for: (i) the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and the issuance to the Target Fund of Investor A shares of the Acquiring Fund; (ii) the distribution of such shares of the Acquiring Fund to Target Fund shareholders; and (iii) the termination, dissolution and complete liquidation of the Target Fund.

The aggregate net asset value of the Acquiring Fund’s Investor A shares issued to each Target Fund shareholder in the Reorganization will equal, as of the Valuation Time (as defined in the Reorganization Agreement), the aggregate net asset value of Target Fund shares held by the shareholder of the Target Fund as of such time.

The Acquiring Fund currently also offers Investor C shares, Institutional shares and Class K shares, none of which will be issued in the Reorganization. Investor A shares were chosen as the share class to be received by Target Fund shareholders based on eligibility and expense considerations. Investor A shares of the Acquiring Fund are generally available through financial intermediaries, whereas Institutional shares and Class K shares of the Acquiring Fund are limited to certain types of investors. Investor C shares of the Acquiring Fund are also generally available through financial intermediaries, but have a higher total annual fund operating expenses and, after giving effect to all contractual fee and expense waivers and/or reimbursements that BlackRock has agreed to continue through June 30, 2025, higher net annual fund operating expenses than Investor A shares.

If the Reorganization is consummated, current Target Fund shareholders, as shareholders of the Combined Fund, may be able to exchange their Investor A shares received in the Reorganization for shares of another class of the Combined Fund for which they are eligible. Such shareholders should consult their tax advisers regarding the potential tax consequences of such an exchange.

Material Federal Income Tax Consequences of the Reorganization

As a condition to closing, the Funds will receive an opinion of Willkie Farr & Gallagher LLP, substantially to the effect that, based on certain facts, assumptions and representations of the parties, the proposed

Reorganization will qualify as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that the Target Fund will recognize no gain or loss for federal income tax purposes as a direct result of the Reorganization. It is also expected that shareholders of the Target Fund who receive Acquiring Fund shares pursuant to the Reorganization will recognize no gain or loss for federal income tax purposes.

The portfolio managers of the Acquiring Fund have reviewed the portfolio holdings of the Target Fund and, as of December 31, 2022, all the securities held by the Target Fund comply with the compliance guidelines and/or investment restrictions of the Acquiring Fund. As of December 31, 2022, approximately 87% of the Target Fund’s total assets were invested in securities held by the Acquiring Fund. Approximately 25% of the securities of the Target Fund are anticipated to be sold in order to reposition the Target Fund’s portfolio prior to the Reorganization, and approximately 0% of the securities of the Acquiring Fund are anticipated to be sold in connection with the Reorganization. For information about the anticipated transaction costs associated with the pre-Reorganization and post-Reorganization purchases and sales of portfolio securities, see “Information about the Reorganization—Reorganization Expenses.”

Prior to the closing of the Reorganization, the Target Fund will declare a distribution of all of its net investment income and net capital gains, if any. All or a portion of such a distribution may be taxable to the Target Fund’s shareholders for federal income tax purposes. To the extent the Target Fund realizes net losses from the sale of portfolio securities in connection with the portfolio repositioning described above (or otherwise), the net capital gain or net investment income to be distributed by the Target Fund will be reduced. In the event the Target Fund realizes income or gain as a result of such sales, the net capital gain or net investment income to be distributed by the Target Fund will be increased if such income or gain cannot be offset by available capital loss carryforwards.

For a more detailed discussion of the federal income tax consequences of the Reorganization, please see “Information About the Reorganization—Material Federal Income Tax Consequences of the Reorganization” below.

Comparison of the Funds

Investment Objectives and Principal Investment Strategies

Investment Objectives. The Funds’ investment objectives are similar. The investment objective of the Acquiring Fund is to seek total return as is consistent with preservation of capital. The investment objective of the Target Fund is to seek to provide high income and total return. Each Fund’s investment objective is a non-fundamental policy of the respective Fund and may be changed without shareholder approval.

Principal Investment Strategies. The Funds employ similar principal investment strategies in seeking to achieve their respective objectives. A summary of the similarities and differences of the principal investment strategies of the Funds is presented below. For a full description of the Acquiring Fund’s and Target Fund’s principal investment strategies, please see “Additional Information About the Acquiring Fund—Investment Objective, Investment Process, Principal Investment Strategies and Other Strategies—Principal Investment Strategies” and “Additional Information About the Target Fund—Investment Objectives and Policies,” respectively.

Acquiring Fund	Target Fund

Under normal market conditions, the Acquiring Fund will invest in a combination of fixed-income securities, including, but not limited to: high yield securities, international securities, emerging markets debt and mortgages.

Under normal conditions, the Target Fund will invest at least 80% of its total assets in fixed-income securities and other financial instruments that pay periodic income. The Target Fund may invest in a broad range of debt and equity instruments, sectors and strategies to achieve its investment objective.

Acquiring Fund	Target Fund
Depending on market conditions, the Acquiring Fund may invest in other market sectors.

The Target Fund intends to invest across multiple sectors and employ multiple strategies. BlackRock, BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BSL” and together with BIL, the “Sub-Advisers” and collectively with BlackRock, the “Advisers”) have the flexibility to allocate the Target Fund’s assets across various segments of the securities markets and may focus on particular countries, regions, asset classes and sectors to the exclusion of others at any time and from time to time. One strategy the Target Fund intends to employ is an opportunistic strategy, which seeks to invest in special situations, including private opportunistic investments, that the Advisers believe present the greatest potential for increased yield and capital appreciation. While any permitted investment could be characterized within this opportunistic portion of the Target Fund’s strategy based on its individual characteristics, the Target Fund expects that the following types of investments are most likely to fall within the opportunistic portion of its investment strategy: less liquid investments with a weighted average life of three to five years that, in the Advisers’ view, have a potentially higher return profile than the more liquid portions of the Target Fund’s portfolio. The Target Fund may, however, hold assets with a weighted average life longer than five years. While the amount of the Target Fund’s assets that may be allocated to these opportunistic investments is expected to vary over time, the Advisers currently anticipate allocating approximately 10-40% of the Target Fund’s assets to these types of investments. The Target Fund also expects to employ a value investing strategy, which typically involves buying securities that the Advisers believe are currently undervalued by the market and thus have a lower price than their true worth. The Target Fund’s allocation of its investments across various segments of the securities markets and various countries, regions, asset classes, strategies and sectors may vary significantly over time based on the Advisers’ analysis and judgment.

Acquiring Fund	Target Fund

Fixed income securities are debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, convertible securities, municipal obligations and zero coupon debt securities. The Acquiring Fund may invest in preferred securities and corporate loans. The Acquiring Fund may have short positions in to-be-announced (“TBA”) mortgage-backed securities without limit.

The Acquiring Fund may invest up to 15% of its net assets in collateralized debt obligations (“CDOs”), of which 10% (as a percentage of the Fund’s net assets) may be in collateralized loan obligations (“CLOs”).

Fixed income securities may be of any type, including those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified reference interest rate or index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest.

The Target Fund may invest in a broad range of debt and equity instruments and sectors and strategies to achieve its investment objective, including, but not limited to, second lien or other subordinated or unsecured floating rate and fixed loans or debt, loans and loan participations, including senior secured floating rate and fixed rate loans or debt (“Senior Loans”), whole loans (including whole loan mortgages), bridge loans, convertible securities, debtor-in-possession financing, bank loans, private mortgage loans, non-performing loans, real estate debt, pay-in-kind bonds, asset-backed lending/securities, including asset-backed securities (“ABS”), commercial mortgage-backed securities (“CMBS”), residential mortgage-backed securities (“RMBS”) and leases, CDOs, which include collateralized bond obligations (“CBOs”), CLOs and other similarly structured products, structured notes, global bonds, sovereign debt, U.S. Government and agency securities, municipal securities, post-reorganization/restructured equities, distressed debt (including corporate loans, real estate loans and structured finance), trade claims, equity investments associated with corporate restructurings, equity (both long and short positions), preferred equity, equity-like and debt-like instruments, credit default swaps, credit linked notes and other over-the-counter derivative instruments. In addition, the Target Fund may invest in mortgage servicing rights (“MSRs”), including the rights to the cash flows payable to the actual mortgage servicer of a pool of mortgage loans to the extent such cash flows do not exceed a reasonable amount of consideration for normal servicing activities (“Normal MSRs”) and the rights to any amount of cash flows in excess of Normal MSRs (“Excess MSRs”), as well as other investments related to MSRs. Furthermore, the Target Fund may invest in the debt and equity (both long and short positions) of issuers involved in the origination of residential or commercial real estate mortgages or other consumer loans, including acquiring all or substantially all of the equity of a mortgage or loan origination business.

Acquiring Fund	Target Fund
The Acquiring Fund does not have a comparable principal investment strategy.	The Target Fund may make direct loans and engage in direct lending.
The Acquiring Fund does not have a comparable principal investment strategy.	The Target Fund may also invest directly in physical assets, including but not limited to real estate, aviation assets, maritime assets and commodities.
The Acquiring Fund has full duration flexibility with the ability to move (minus) 2 to positive 7 years in duration.	The Target Fund may hold securities of any duration and does not maintain set policies with respect to the average duration of the Target Fund’s portfolio.
The Acquiring Fund may invest significantly in non-investment grade bonds (high yield or junk bonds).	The Target Fund may invest any amount of its assets in securities of any credit quality, including securities that are rated at the time of investment below investment grade.

The Acquiring Fund may also invest significantly in non-dollar denominated bonds and bonds of emerging market issuers. The Acquiring Fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The Target Fund may invest in U.S. dollar and non-U.S. dollar denominated securities of issuers located anywhere in the world, including issuers located in emerging market countries, and of issuers that operate in any industry.

The management team may, when consistent with the Acquiring Fund’s investment goal, buy or sell options or futures on a security or an index of securities, or enter into swap agreements including total return, interest rate and credit default swaps, or foreign currency transactions (collectively, commonly known as derivatives). The Acquiring Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Acquiring Fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The Fund may invest in indexed and inverse floating rate securities.

The Target Fund may enter into any type of derivatives transaction. The Target Fund may purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts (including, but not limited to, credit default swaps index products, credit default swaps, total return swaps and interest rate swaps) and may purchase and sell exchange-listed and off-exchange (“over-the-counter” or “OTC”) put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques (collectively, “Strategic Transactions”). The Target Fund may use Strategic Transactions for hedging purposes or to enhance total return. Additionally, the Target Fund may enter into any type of Strategic Transaction for the purpose or effect of creating investment leverage to the maximum extent permitted by the SEC and/or SEC staff rules, guidance or positions.

The Acquiring Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or mortgage dollar rolls, which involve a sale by the Fund of a mortgage-backed security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price).

The Target Fund may use leverage by investing in reverse repurchase agreements or other derivative instruments with leverage embedded in them, by borrowing funds from banks or other financial institutions and/or by issuing preferred shares.

The Target Fund may enter into dollar roll transactions.

Acquiring Fund	Target Fund

The Acquiring Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles that exclusively invest in precious metals, which are designed to provide this exposure without direct investment in physical commodities. The Acquiring Fund may also gain exposure to commodity markets by investing in Cayman Strategic Income Opportunities Portfolio II, Ltd. (the “Acquiring Fund Subsidiary”). The Acquiring Fund Subsidiary invests primarily in commodity-related instruments. The Acquiring Fund Subsidiary may also hold cash and invest in other instruments, including fixed-income securities, either as investments or to serve as margin or collateral for the Acquiring Fund Subsidiary’s derivative positions. BlackRock is the manager of the Acquiring Fund Subsidiary. The Acquiring Fund Subsidiary (unlike the Acquiring Fund) may invest without limitation in commodity-related instruments. However, the Acquiring Fund Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Acquiring Fund. The Acquiring Fund will limit its investments in the Acquiring Fund Subsidiary to 25% of its total assets.

If BlackRock determines it to be appropriate or necessary, the Target Fund may form one or more wholly owned subsidiaries in one or more jurisdictions (each, a “Target Fund Subsidiary,” and together, the “Target Fund Subsidiaries”), each of which would be treated as a corporation for U.S. federal income tax purposes. Any Target Fund Subsidiary will share the same portfolio management team as the Target Fund. The Target Fund may invest either directly or indirectly through the Target Fund Subsidiaries. The Target Fund may invest an aggregate of up to 25% of its total assets in Target Fund Subsidiaries.

The Acquiring Fund may invest in illiquid investments. The Acquiring Fund may not acquire any illiquid investment if, immediately after the acquisition, the Acquiring Fund would have invested more than 15% of its net assets in illiquid investments.

The Target Fund may also invest in privately placed or restricted securities (including in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers), illiquid investments and investments in which no secondary market is readily available, including those of private companies.

The Acquiring Fund may invest in exchange-traded funds (“ETFs”), including affiliated ETFs.

The Target Fund may also invest in securities of other affiliated and unaffiliated open- or closed-end investment companies, including ETFs and business development companies (“BDCs”), subject to applicable regulatory limits, that invest primarily in securities the types of which the Target Fund may invest in directly

The Acquiring Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.	The Target Fund does not have a comparable principal investment strategy.

Comparison. As noted above, the Funds employ similar principal investment strategies. There are, however, certain material differences. While the Target Fund has an 80% investment policy to invest in fixed-income securities and other financial instruments that pay periodic income, the Acquiring Fund does not have an 80% investment policy. In addition, the Acquiring Fund is limited to investing only up to 15% of its net assets in

CDOs, while the Target Fund is not subject to any such investment limitation with respect to CDOs. While the Acquiring Fund may gain exposure to commodity markets by investing in the Acquiring Fund Subsidiary, the Target Fund has not formed a subsidiary and may invest directly in commodities. Unlike the Target Fund, the Acquiring Fund cannot, as part of its principal investment strategies, make direct loans or engage in direct lending or invest directly in physical assets. In addition, while the Target Fund may invest in securities of other affiliated and unaffiliated open- or closed-end investment companies, including ETFs and BDCs, as a principal investment strategy, the Acquiring Fund may only invest in ETFs, including affiliated ETFs, as a principal investment strategy. Moreover, while the Target Fund may invest in privately placed or restricted securities, illiquid investments and investments in which no secondary market is readily available, including those of private companies, the Acquiring Fund may only invest up to 15% of its net assets in illiquid investments as part of its principal investment strategies. Unlike the Target Fund, the Acquiring Fund does not intend to employ multiple strategies, such as an opportunistic strategy. In addition, while the Acquiring Fund may engage in active and frequent trading of portfolio securities as a principal investment strategy, the Target Fund does not have a comparable principal investment strategy. As a closed-end fund, the Target Fund is permitted to use leverage to a greater extent than the Acquiring Fund.

Fundamental and Non-Fundamental Investment Restrictions

Each Fund has adopted certain investment restrictions that are “fundamental,” meaning such investment restrictions cannot be changed without approval by holders of a “majority of the Fund’s outstanding voting securities” as defined in the 1940 Act. As defined in the 1940 Act, this phrase means the vote of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (2) more than 50% of the outstanding voting securities, whichever is less. The fundamental investment restrictions of the Funds, which are similar although there are some differences, as well as certain non-fundamental investment restrictions of the Funds, are set forth in Appendix B to this Proxy Statement/Prospectus. Following completion of the Reorganization, the Combined Fund will have the same fundamental and non-fundamental investment restrictions as the Acquiring Fund.

In evaluating the Reorganization, each Target Fund shareholder should consider the risks of investing in the Acquiring Fund. The principal risks of investing in the Acquiring Fund are described in the section below entitled “Comparative Risk Information.”

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Examples, affect a Fund’s performance. During its most recent fiscal year, each Fund had the following portfolio turnover rate as a percentage of the average value of its portfolio:

Fund	Fiscal Year Ended	Rate
Target Fund	12/31/22	34%
Acquiring Fund	12/31/22	894%

Investment Adviser

BlackRock Advisors, LLC (previously defined as “BlackRock”), located at 100 Bellevue Parkway, Wilmington, Delaware 19809, manages each Fund’s investments and business operations subject to the oversight of the applicable Board. While BlackRock is ultimately responsible for the management of each Fund, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities.

BlackRock is an indirect wholly-owned subsidiary of BlackRock, Inc. BlackRock and its affiliates had approximately $9.090 trillion in investment company and other portfolio assets under management as of March 31, 2023.

From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Funds.

Sub-Advisers

BlackRock International Limited (previously defined as “BIL”) and BlackRock (Singapore) Limited (previously defined as “BSL”), the Funds’ sub-advisers, are registered investment advisers organized in 1995 and 2000, respectively. BIL is located at Exchange Place One, 1 Semple Street, Edinburgh, EH3 8BL, United Kingdom. BSL is located at 20 Anson Road #18-01, 079912 Singapore.

Portfolio Managers

Target Fund. The Target Fund is managed by a team of investment professionals comprised of Amer Bisat, Managing Director at BlackRock, Rick Rieder, Managing Director at BlackRock, Ronald Redmond, Managing Director at BlackRock and Jacob Caplain, Managing Director at BlackRock. Messrs. Bisat, Rieder, Redmond and Caplain are the Target Fund’s portfolio managers and are responsible for the day-to-day management of the Target Fund’s portfolio and the selection of its investments. Messrs. Bisat, Rieder, Redmond and Caplain have been members of the Target Fund’s portfolio management team since 2018.

Portfolio Manager	Biography
Amer Bisat

Managing Director of BlackRock, Inc. since 2013; Partner at Traxis from 2007 to 2013; Partner at Rubicon from 2004 to 2007; Portfolio Manager at UBS from 2002 to 2004; Portfolio Manager at Morgan Stanley Investment Management from 1999 to 2002. Senior economist at the IMF from 1991 to 1998.

Rick Rieder

Chief Investment Officer of Global Fixed Income, Head of Global Allocation Investment Team, member of the Global Executive Committee, Global Operating Committee and Chairman of the BlackRock, Inc. firmwide Investment Council; Managing Director of BlackRock, Inc. since 2009; President and Chief Executive Officer of R3 Capital Partners from 2008 to 2009; Managing Director of Lehman Brothers from 1994 to 2008.

Ron Redmond	Managing Director of BlackRock, Inc. since 2013; Managing Director of Deutsche Bank Securities from 2007 to 2012.
Jacob Caplain

Managing Director of BlackRock, Inc. since 2023; Director of BlackRock, Inc. from 2019 to 2022; Vice President of BlackRock, Inc. from 2017 to 2018; Associate of BlackRock, Inc. from 2015 to 2016; Analyst of BlackRock, Inc. from 2012 to 2014.

Acquiring Fund. Information regarding the portfolio managers of the Acquiring Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Acquiring Fund shares, and possible conflicts of interest, is available in the Acquiring Fund SAI.

The Acquiring Fund is managed by a team of financial professionals led by Rick Rieder, David Rogal and Russ Brownback, who are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Rick Rieder	Jointly and primarily responsible for the day-to-day management of the Acquiring Fund’s portfolio, including setting the Acquiring Fund’s overall investment strategy and overseeing the management of the Acquiring Fund.	2010

Chief Investment Officer of Global Fixed Income, Head of Global Allocation Investment Team, member of the Global Executive Committee, Global Operating Committee and Chairman of the BlackRock, Inc. firmwide Investment Council; Managing Director of BlackRock, Inc. since 2009; President and Chief Executive Officer of R3 Capital Partners from 2008 to 2009; Managing Director of Lehman Brothers from 1994 to 2008.

David Rogal	Jointly and primarily responsible for the day-to-day management of the Acquiring Fund’s portfolio, including setting the Acquiring Fund’s overall investment strategy and overseeing the management of the Acquiring Fund.	2017	Managing Director of BlackRock, Inc. since 2019; Director of BlackRock, Inc. from 2014 to 2018; Vice President of BlackRock, Inc. from 2011 to 2013.
Russ Brownback	Jointly and primarily responsible for the day-to-day management of the Acquiring Fund’s portfolio, including setting the Acquiring Fund’s overall investment strategy and overseeing the management of the Acquiring Fund.	2022	Managing Director of BlackRock, Inc. from 2009 to 2012 and from 2017 to present; Senior Partner with R3 Capital Partners from 2008 to 2009; Managing Director of Lehman Brothers from 1992 to 2008.

Investment Advisory and Other Fees

Target Fund. The Target Fund entered into an investment advisory agreements (the “Investment Advisory Agreement”) with BlackRock to provide investment advisory and administrative services. BlackRock is responsible for the management of the Target Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Target Fund.

For such services, the Target Fund pays BlackRock a monthly fee at an annual rate equal to 1.25% of the average daily value of the Target Fund’s managed assets. For purposes of calculating these fees, “Managed Assets” are determined as total assets of the Target Fund (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes). BlackRock has voluntarily agreed to waive a portion of its investment advisory fees equal to the annual rate of 0.25% of the Target Fund’s average daily Managed Assets, which includes the proceeds of any outstanding borrowings used for leverage.

In addition, BlackRock has entered into separate sub-advisory agreements with BIL and BSL (the “Target Fund Sub-Advisory Agreements”), each an affiliate of BlackRock. Under the Target Fund Sub-Advisory

Agreements, BlackRock pays BIL and BSL for services they provide for that portion of the Target Fund for which BIL and BSL, as applicable, acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Target Fund to BlackRock.

The Target Fund and BlackRock have entered into a fee waiver agreement (the “Fee Waiver Agreement”), pursuant to which BlackRock has contractually agreed to waive the management fee with respect to any portion of the Target Fund’s assets attributable to investments in any equity and fixed-income mutual funds and ETFs managed by BlackRock or its affiliates that have a contractual fee, through June 30, 2025. In addition, BlackRock has contractually agreed to waive its management fees by the amount of investment advisory fees the Target Fund pays to BlackRock indirectly through its investment in money market funds advised by BlackRock or its affiliates, through June 30, 2025. The Fee Waiver Agreement may be continued from year to year thereafter, provided that such continuance is specifically approved by BlackRock and the Target Fund (including by a majority of the Target Fund’s Independent Board Members). Neither BlackRock nor the Target Fund is obligated to extend the Fee Waiver Agreement. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by the Target Fund (upon the vote of a majority of the Target Fund’s Independent Board Members or a majority of the outstanding voting securities of the Target Fund), upon 90 days’ written notice by the Target Fund to BlackRock.

For the fiscal year ended December 31, 2022, BlackRock received a fee, net of any applicable contractual and voluntary waivers, at the annual rate of 1.28% of the Target Fund’s average daily net assets.

A discussion of the basis for the Target Board’s approval of the Investment Advisory Agreement with BlackRock and the Target Fund Sub-Advisory Agreements between BlackRock and the Sub-Advisers is included in the Target Fund’s semi-annual shareholder report for the period ended June 30, 2022.

Acquiring Fund. The Acquiring Fund has entered into a management agreement (the “Management Agreement”) with BlackRock. Under the Management Agreement, BlackRock receives for its services to the Acquiring Fund a fee based on the Acquiring Fund’s average daily net assets.

The annual management fees payable to BlackRock (as a percentage of average daily net assets) are calculated as follows:

Average Daily Net Assets	Rate of Management Fee
Not exceeding $1 billion	0.550%
In excess of $1 billion but not more than $2 billion	0.500%
In excess of $2 billion but not more than $3 billion	0.475%
In excess of $3 billion but not more than $35 billion	0.450%
In excess of $35 billion	0.430%

BlackRock has contractually agreed to waive the management fee with respect to any portion of the Acquiring Fund’s assets estimated to be attributable to investments in other equity and fixed-income ETFs managed by BlackRock or its affiliates that have a contractual management fee, through June 30, 2025. In addition, BlackRock has contractually agreed to waive its management fees by the amount of investment advisory fees the Acquiring Fund pays to BlackRock indirectly through its investment in money market funds managed by BlackRock or its affiliates, through June 30, 2025 (the “affiliated money market fund waiver”). The contractual agreements may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Acquiring Trust or by a vote of a majority of the outstanding voting securities of the Acquiring Fund.

For the fiscal year ended December 31, 2022, BlackRock received a fee, net of any applicable waivers, at the annual rate of 0.44% of the Acquiring Fund’s average daily net assets.

BlackRock has entered into sub-advisory agreements with the Sub-Advisers (the “Acquiring Fund Sub-Advisory Agreements”). Under the Acquiring Fund Sub-Advisory Agreements, BlackRock pays the Sub-Advisers for services they provide for that portion of the Acquiring Fund for which each Sub-Adviser acts as sub-adviser a fee equal to a percentage of the management fee paid to BlackRock under the Management Agreement.

In rendering investment advisory services to the Acquiring Fund, BlackRock uses the portfolio management, research and other resources of BlackRock Investment Management (Australia) Limited (“BlackRock Australia”), a foreign affiliate of BlackRock that is not registered under the Investment Advisers Act of 1940, as amended. BlackRock Australia provides services to the Acquiring Fund through a “participating affiliate” arrangement, as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser. The Acquiring Fund pays no additional fees and expenses as a result of such arrangement.

BlackRock has agreed to cap net expenses (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) the Acquiring Fund’s pro rata share of the fees and expenses incurred indirectly by the Acquiring Fund as a result of investing in other investment companies; (iii) other expenses attributable to, and incurred as a result of, the Acquiring Fund’s investments; and (iv) extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Acquiring Fund’s business, if any) of each share class of the Acquiring Fund at the levels shown below. Items (i), (ii), (iii) and (iv) in the preceding sentence are referred to in this Proxy Statement/Prospectus as “Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Acquiring Fund expenses.” To achieve these expense caps, BlackRock has agreed to waive and/or reimburse fees or expenses if these operating expenses exceed a certain limit.

With respect to the Acquiring Fund, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses to the amounts noted in the table below.

Contractual Caps on Total Annual Fund Operating Expenses* (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Acquiring Fund expenses)[1]
Investor A Shares	0.90%

*	As a percentage of average daily net assets.

[1]

The contractual cap is in effect through June 30, 2025. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Acquiring Trust or by a vote of a majority of the outstanding voting securities of the Acquiring Fund.

The amount of the contractual waivers and/or reimbursements of fees and expenses made pursuant to the contractual cap on net expenses will be reduced by the amount of the affiliated money market fund waiver.

As stated above, the waivers and reimbursements made pursuant to the contractual expense cap and described in the table above do not include Interest Expense. The Acquiring Fund’s Interest Expense is required to be reported as part of operating expenses in the Acquiring Fund’s expense table for accounting purposes. The Acquiring Fund incurs Interest Expense when making certain investments (e.g., tender option bonds) to seek to enhance the yield and total return of the portfolio. The amount of Interest Expense (if any) will fluctuate with the Acquiring Fund’s use of those investments.

A discussion of the basis for the Acquiring Board’s approval of the Management Agreement with BlackRock and the Acquiring Fund Sub-Advisory Agreements between BlackRock and the Sub-Advisers is included in the Acquiring Fund’s semi-annual shareholder report for the fiscal period ended June 30, 2022.

As discussed above, the Acquiring Fund intends to gain exposure to commodities markets by investing in the Acquiring Fund Subsidiary. BlackRock provides investment management and other services to the Acquiring Fund Subsidiary. BlackRock does not receive separate compensation from the Acquiring Fund Subsidiary for providing it with investment management or administrative services. However, the Acquiring Fund pays BlackRock based on the Acquiring Fund’s assets, including the assets invested in the Acquiring Fund Subsidiary.

Combined Fund. The Management Agreement will remain in place following the Reorganization and the management fee rate applicable to the Combined Fund under the Management Agreement will be identical to the current management fee rate applicable to the Acquiring Fund. In addition, the contractual management fee waivers and expense caps of the Combined Fund will be identical to the current contractual management fee waivers and expense caps applicable to the Acquiring Fund, and these contractual management fee waivers and expense caps will be extended through June 30, 2025, effective upon the closing of the Reorganization.

BlackRock will manage the Combined Fund as investment adviser, pursuant to the Management Agreement. BIL and BSL will each act as sub-adviser to the Combined Fund pursuant to the respective Acquiring Fund Sub-Advisory Agreement between BlackRock and each Sub-Adviser.

Administration Agreements

Target Fund. The Target Fund has not entered into an administration agreement with BlackRock with respect to the Target Fund.

Acquiring Fund. BlackRock serves as the Acquiring Fund’s administrator pursuant to an administration agreement (the “Administration Agreement”). BlackRock has agreed to maintain office facilities for the Acquiring Fund; furnish the Acquiring Fund with clerical, bookkeeping and administrative services; oversee the determination and publication of the Acquiring Fund’s net asset value; oversee the preparation and filing of Federal, state and local income tax returns; prepare certain reports required by regulatory authorities; calculate various contractual expenses; determine the amount of dividends and distributions available for payment by the Acquiring Fund to its shareholders; prepare and arrange for the printing of dividend notices to shareholders; provide the Acquiring Fund’s service providers with such information as is required to effect the payment of dividends and distributions; and serve as liaison with the Acquiring Trust’s officers, independent accountants, legal counsel, custodian, accounting agent and transfer and dividend disbursing agent in establishing the accounting policies of the Acquiring Fund and monitoring financial and shareholder accounting services. BlackRock may from time to time voluntarily waive administration fees with respect to the Acquiring Fund and may voluntarily reimburse the Acquiring Fund for expenses.

Under the Administration Agreement with BlackRock, the Acquiring Trust, on behalf of the Acquiring Fund, pays to BlackRock a fee, computed daily and payable monthly, at an aggregate annual rate of (i) 0.0425% of the first $500 million of the Acquiring Fund’s average daily net assets, 0.040% of the next $500 million of the Acquiring Fund’s average daily net assets, 0.0375% of the next $1 billion of the Acquiring Fund’s average daily net assets, 0.035% of the next $2 billion of the Acquiring Fund’s average daily net assets, 0.0325% of the next $9 billion of the Acquiring Fund’s average daily net assets and 0.030% of the average daily net assets of the Acquiring Fund in excess of $13 billion and (ii) 0.020% of average daily net assets allocated to each class of shares of the Acquiring Fund.

In addition, pursuant to a Shareholders’ Administrative Services Agreement, BlackRock provides certain shareholder liaison services in connection with the Acquiring Trust’s investor service center. The Acquiring Trust, on behalf of the Acquiring Fund, reimburses BlackRock for its costs in maintaining the service center, which costs include, among other things, employee salaries, leasehold expenses, and other out-of-pocket expenses.

Combined Fund. Each of the Administration Agreement and the Shareholders’ Administrative Services Agreement with respect to the Acquiring Fund will remain in place following the Reorganization and the fee rates of the Combined Fund under the Administration Agreement and the Shareholders’ Administrative Services Agreement will be identical to the current fee rates applicable to the Acquiring Fund.

Other Service Providers

Following the closing of the Reorganization, the Acquiring Fund’s current service providers will continue to serve the Combined Fund.

	Target Fund	Acquiring Fund
Distributor	N/A	BlackRock Investments, LLC 50 Hudson Yards New York, New York 10001
Custodian	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111	JPMorgan Chase Bank, N.A. 383 Madison Avenue, Floor 11 New York, New York 10179
Transfer Agent	BNY Mellon Investment Servicing (US) Inc. 301 Bellevue Parkway Wilmington, Delaware 19809	BNY Mellon Investment Servicing (US) Inc. 301 Bellevue Parkway Wilmington, Delaware 19809
Independent Registered Public Accounting Firm	Deloitte & Touche LLP 200 Berkeley Street Boston, Massachusetts 02116	Deloitte & Touche LLP 200 Berkeley Street Boston, Massachusetts 02116
Accounting Services Provider	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111	JPMorgan Chase Bank, N.A. 383 Madison Avenue, Floor 11 New York, New York 10179
Fund Counsel	Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019-6099	Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019-6099

Board Members and Officers

The Board of each Fund is responsible for the overall supervision of the operations of its respective Fund and performs the various duties imposed on the trustees of investment companies by the 1940 Act and under applicable state law. Each Fund has the same Board Members and officers.

Purchase, Redemption and Exchange of Shares

Shares of the Target Fund are no longer offered for purchase and are not redeemable at a shareholder’s option like shares of a mutual fund. In addition, Target Fund shares are no longer available to be tendered by shareholders for repurchase by the Target Fund prior to the Special Meeting. Shares of the Target Fund do not have any exchange rights.

The Acquiring Fund, an open-end fund, continuously offers new shares and offers Investor A shares, Investor C shares, Institutional shares and Class K shares. You may purchase, redeem or exchange shares of the Acquiring Fund on any business day, which is any day the New York Stock Exchange (the “NYSE”) is open for business. You may purchase, redeem or exchange shares of the Acquiring Fund through a financial adviser or other financial intermediary or directly from such Fund. No initial sales charge or contingent deferred sales charges will be imposed on the Investor A shares of the Acquiring Fund received in connection with the

Reorganization. Investor A shares or any other class of shares of the Acquiring Fund purchased after the Reorganization will be subject to the standard fee structure applicable to such class. The Acquiring Fund’s initial and subsequent investment minimums for Investor A shares generally are set forth in the following table, although the Fund may reduce or waive the minimums in some cases. The Acquiring Fund will waive the initial investment minimum for Target Fund shareholders who receive Investor A shares in the Reorganization.

Investor A Shares
Minimum Initial Investment

$1,000 for all accounts except:

•  $50, if establishing an Automatic Investment Plan.

•  There is no investment minimum for employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs).

•  There is no investment minimum for certain fee-based programs.

Minimum Additional Investment	$50 for all accounts (with the exception of certain employer-sponsored retirement plans which may have a lower minimum).

For a complete description of purchase, redemption and exchange options, see the sections of this Proxy Statement/Prospectus entitled “Additional Information About the Acquiring Fund—Purchase, Redemption, Exchange and Transfer of Shares” and the Acquiring Fund SAI entitled “Purchase of Shares” and “Redemption of Shares.”

Distributions

The Target Fund makes regular quarterly cash distributions of all or a portion of its net investment income to shareholders. The Target Fund pays shareholders at least annually all or substantially all of its investment company taxable income. Distributions from the Target Fund will be reinvested automatically in accordance with the terms of the Target Fund’s Dividend Reinvestment Plan discussed below under “Synopsis—Comparison of Fund Structures—Dividend Reinvestment.”

The Acquiring Fund makes two kinds of distributions to shareholders: net investment income and net realized capital gains. Distributions of net investment income derived by the Acquiring Fund are paid within 10 days after the end of each month. The Acquiring Board may change the timing of such dividend payments. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Acquiring Fund at least annually at a date determined by the Acquiring Board. The Acquiring Fund may also pay a special distribution at the end of the calendar year to comply with U.S. Federal tax requirements. Acquiring Fund shareholder distributions will be reinvested at net asset value in new shares of the same class of the Acquiring Fund unless the Acquiring Fund shareholder instructs the Acquiring Fund’s transfer agent, BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”), in writing to pay them in cash.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Acquiring Fund through your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock) (each, a “Financial Intermediary”), the Acquiring Fund and BRIL, the Acquiring Fund’s distributor, or its affiliates may pay the Financial Intermediary for the sale of Acquiring Fund shares and related services. These payments may create a conflict of interest by influencing the Financial Intermediary and your individual financial professional to recommend the Acquiring Fund over another investment.

Ask your individual financial professional or visit your Financial Intermediary’s website for more information.

Further Information

Additional information concerning the Acquiring Fund and the Target Fund is contained in this Proxy Statement/Prospectus under “Additional Information About The Acquiring Fund” and “Additional Information About the Target Fund,” respectively. The cover page of this Proxy Statement/Prospectus describes how you may obtain further information.

Comparative Fee and Expense Information

The fee table below provides information about the fees and expenses attributable to shares of the Target Fund and Investor A shares of the Acquiring Fund based on the 12-month period ended December 31, 2022, and the estimated pro forma fees and expenses attributable to Investor A shares of the Acquiring Fund following the Reorganization assuming the Reorganization had taken place on December 31, 2022. Future fees and expenses may be greater or less than those indicated below. For information concerning the net assets of each Fund as of December 31, 2022, see “Information About the Reorganization—Capitalization.”

The fee and expense structures of the Funds differ, in part, because of operational and regulatory differences between open-end funds and closed-end funds. The fee and expense structure of the Acquiring Fund will apply following the Reorganization. The Acquiring Fund’s management fee rate is lower than that of the Target Fund. However, Investor A shares of the Acquiring Fund are subject to an ongoing Rule 12b-1 service fee at an annual rate of 25 basis points (0.25%) while shares of the Target Fund are not subject to an ongoing Rule 12b-1 service fee. The Target Fund has agreed to pay out of its assets ongoing compensation to the Distributor, all or a portion of which may be reallowed to brokers, dealers or other financial intermediaries, in an annualized amount equal to 25 basis points (0.25%) of the month-end net asset value of common shares, while Investor A shares of the Acquiring Fund are not subject to this ongoing service fee.

Assuming the Reorganization had taken place on December 31, 2022, the Acquiring Fund’s Investor A shares would have (A) total annual fund operating expenses that are estimated to be lower than those of the Target Fund’s shares prior to the Reorganization, and (B) after giving effect to all contractual fee and expense waivers and/or reimbursements that BlackRock has agreed to continue through June 30, 2025, net annual fund operating expenses that are estimated to be lower than those of the Target Fund’s shares prior to the Reorganization.

With respect to the Acquiring Fund and the Combined Fund, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the fund complex advised by BlackRock and its affiliates. More information about these and other discounts is available from your Financial Intermediary and in the “Sales Loads” section of this Proxy Statement/Prospectus, the “Intermediary-Defined Sales Charge Waiver Policies” section in Appendix C, and in the “Purchase of Shares” section of the Acquiring Fund SAI, which is incorporated herein by reference.

Fee Table of Common Shares of the Target Fund, Investor A Shares of the Acquiring Fund, and Investor A Shares of the Pro Forma Combined Fund (as of December 31, 2022) (unaudited)

	Target Fund Common Shares	Acquiring Fund Investor A Shares	Pro Forma Combined Fund Investor A Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	N/A	4.00%	4.00%
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	N/A	None [1]	None [1]
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.62%[2,3]	0.45%[4,5]	0.45%[4,5]
Distribution and/or Service (12b-1) Fees	—	0.25%	0.25%
Shareholder Servicing Fee	0.25%[6]	—	—
Other Expenses	0.74%	0.28%[7]	0.27%[7]
Interest Expense	0.47%[8]	0.09%	0.09%
Miscellaneous Other Expenses	0.27%	0.19%	0.18%
Other Expenses of the Subsidiary	—	—[7]	—[7]
Acquired Fund Fees and Expenses	0.01%[9]	0.01%[10]	0.01%
Total Annual Fund Operating Expenses	2.62%[9]	0.99%[10]	0.98%
Fee Waivers and/or Expense Reimbursements	(0.01)%[3]	— [5,11]	— [5,11]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	2.61%[3]	0.99%[5,11]	0.98%[5,11]

[1]

A contingent deferred sales charge (“CDSC”) of 0.75% is assessed on certain redemptions of Investor A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $500,000 or more. Investor A shares of the Combined Fund received in the Reorganization will not be subject to a CDSC. Investor A shares or shares of any other class purchased after the Reorganization will be subject to the standard shareholder fee structure applicable to such class.

[2]

The Target Fund currently pays BlackRock a monthly fee at an annual contractual investment management fee rate of 1.25% of the average daily value of the Target Fund’s Managed Assets. “Managed Assets” means the total assets of the Target Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Target Fund’s accrued liabilities (other than money borrowed for investment purposes).

[3]

The Target Fund and BlackRock have entered into the Fee Waiver Agreement, pursuant to which BlackRock has contractually agreed to waive the management fee with respect to any portion of the Target Fund’s assets attributable to investments in any equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual fee, through June 30, 2025. In addition, pursuant to the Fee Waiver Agreement, BlackRock has contractually agreed to waive its management fees by the amount of investment advisory fees the Target Fund pays to BlackRock indirectly through its investment in money market funds managed by BlackRock or its affiliates, through June 30, 2025. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by the Target Fund (upon the vote of a majority of the Independent Board Members of the Target Fund or a majority of the outstanding voting securities of the Target Fund), upon 90 days’ written notice by the Target Fund to BlackRock.

[4]

The management fee payable by the Acquiring Fund is based on assets estimated to be attributable to the Acquiring Fund’s direct investments in fixed income and equity securities and instruments, including ETFs advised by BlackRock or other investment advisers, other investments and cash and cash equivalents (including money market funds, whether advised by BlackRock or other investment advisers) and excludes investments in other BlackRock equity and/or fixed income mutual funds (the “Underlying Funds”).

[5]

BlackRock has contractually agreed to waive the management fee with respect to any portion of the Acquiring Fund’s assets estimated to be attributable to investments in other equity and fixed-income ETFs managed by BlackRock or its affiliates that have a contractual management fee, through June 30, 2025. In addition, BlackRock has contractually agreed to waive its management fees by the amount of investment advisory fees the Acquiring Fund pays to BlackRock indirectly through its investment in money market funds managed by BlackRock or its affiliates, through June 30, 2025. The contractual agreements may be terminated upon 90 days’ notice by a majority of Independent Board Members of the Acquiring Trust or by a vote of a majority of the outstanding voting securities of the Acquiring Fund. These management fee waivers will remain in place with the Combined Fund following the closing of the Reorganization.

[6]

The Target Fund has entered into a distribution agreement with the Distributor, pursuant to which the Target Fund has agreed to pay out of its assets ongoing compensation to the Distributor, all or a portion of which may be reallowed to brokers, dealers or other financial intermediaries, in an annualized amount equal to 0.25% of the month-end net asset value of shares. The Distributor and broker-dealers, pursuant to sub-agreements with the Distributor, provide shareholder servicing to the Target Fund. The ongoing service fee compensates/reimburses the Distributor and each broker-dealer for providing shareholder servicing related services to shareholders. All or a portion of the service fee is expected to be reallowed to dealers or other financial intermediaries whose customers own Target Fund shares and who provide shareholder servicing related services to such customers. The Target Fund may reduce or terminate its payment of the service fee at any time without penalty.

[7]	Other expenses of Cayman Strategic Income Opportunities Portfolio II, Ltd. were less than 0.01%.

[8]

Reflects leverage, in the form of reverse repurchase agreements, in an amount equal to approximately 14.5% of the Target Fund’s Managed Assets as of December 31, 2022. The interest expense borne by the Target Fund will vary over time in accordance with the level of the Fund’s use of leverage and variations in market interest rates. Interest expense is required to be treated as an expense of the Target Fund for accounting purposes.

[9]

The Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets given in the Target Fund’s most recent annual report, which do not include Acquired Fund Fees and Expenses.

[10]

The Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets given in the Acquiring Fund’s most recent annual report, which do not include Acquired Fund Fees and Expenses.

[11]

BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.90% (for Investor A Shares) of average daily net assets through June 30, 2025. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Acquiring Trust or by a vote of a majority of the outstanding voting securities of the Acquiring Fund. This contractual arrangement will remain in place with the Combined Fund following the closing of the Reorganization.

Example:

This Example is intended to help you compare the cost of investing in the Target Fund, the Acquiring Fund and the Combined Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in shares of the Fund for the period ended December 31, 2022 for the Target Fund, the Acquiring Fund and the Combined Fund) and then sell or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the relevant Fund’s operating expenses remain the same (except that any applicable contractual fee and expense waivers and/or reimbursements are reflected only in the 1-year figures). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Target Fund Common Shares	$264	$812	$1,388	$2,952
Acquiring Fund Investor A Shares	$497	$703	$925	$1,564
Pro Forma Combined Fund Investor A Shares	$496	$700	$920	$1,553

Comparative Risk Information

Because of their similar investment objectives and similar investment strategies, the Target Fund and the Acquiring Fund are subject to similar principal investment risks associated with an investment in the relevant Fund. With respect to the differences in risks, those of the Target Fund’s risks that are not shared with the Acquiring Fund are generally a result of the Target Fund’s status as a closed-end fund or differences in the Funds’ principal investment strategies described above under “Synopsis—Comparison of the Funds—Investment Objectives and Principal Investment Strategies.” The principal investment risks of each Fund are set out in the table below.

	Acquiring Fund	Target Fund
Principal Risks	◾ Collateralized Debt Obligations Risk ◾ Commodities Related Investments Risk ◾ Convertible Securities Risk ◾ Corporate Loans Risk ◾ Debt Securities Risk	◾ Bank Loan Risk ◾ Collateralized Debt Obligations Risk ◾ Commodities Related Investments Risk ◾ Convertible Securities Risk ◾ Debt Securities Risk

Acquiring Fund	Target Fund

◾  Derivatives Risk

◾  Dollar Rolls Risk

◾  Emerging Markets Risk

◾  Foreign Securities Risk

◾  High Portfolio Turnover Risk

◾  Illiquid Investments Risk

◾  Indexed and Inverse Securities Risk

◾  Investment in Other Investment Companies Risk

◾  Investment in a Particular Geographic Region or Country Risk – United Kingdom

◾  Junk Bonds Risk

◾  Leverage Risk

◾  Market Risk and Selection Risk

◾  Mortgage- and Asset-Backed Securities Risks

◾  Municipal Securities Risks

◾  Preferred Securities Risk

◾  Real Estate-Related Securities Risk

◾  Repurchase Agreements and Purchase and Sale Contracts Risk

◾  Reverse Repurchase Agreements Risk

◾  Risk of Investing in the United States

◾  Small Cap and Emerging Growth Securities Risk

◾  Subsidiary Risk

◾  Treasury Obligations Risk

◾  U.S. Government Mortgage-Related Securities Risk

◾  Zero Coupon Securities Risk

◾  Debtor-in-Possession Financing Risk

◾  Derivatives Risk

◾  Direct Lending Risk

◾  Distressed Securities Risk

◾  Dividend Paying Equity Securities Risk

◾  Dollar Rolls Risk

◾  Emerging Markets Risk

◾  Environmental Hazards

◾  Equity Securities Risk

◾  Foreign Securities Risk

◾  Illiquid Investments Risk

◾  Illiquidity of Common Shares

◾  Investment Companies and ETFs Risk

◾  Investment Risk

◾  Investment Style Risk

◾  Junk Bonds Risk

◾  Leverage Risk

◾  Limited Term Risk

◾  Market Risk and Selection Risk

◾  Merger or Other Event Driven Arbitrage Strategies

◾  Mortgage- and Asset-Based Securities Risk

◾  Mortgage Servicing Rights Risk

◾  Mortgage-Related Issuers Risk

◾  Municipal Securities Risks

◾  Pay-in-Kind Bonds Risk

◾  Preferred Securities Risk

◾  Real Estate-Related Securities Risk

◾  Reverse Repurchase Agreements Risk

◾  Risk of Decline in Value of Real Estate Collateral

◾  Risks of Loan Assignment and Participations

◾  Second Lien Loans Risk

◾  Senior Loans Risk

◾  Sovereign Debt Risk

◾  Special Commercial and Residential Mortgage Loan Risks

◾  Structured Notes Risk

◾  Subsidiary Risk

◾  Tax Characterization Risk

◾  Tender Offer Risk

◾  U.S. Government Mortgage-Related Securities Risk

◾  U.S. Government Obligations Risk

◾  Unrated Securities Risk

◾  Variable and Floating Rate Instrument Risk

◾  Whole Loan Mortgages Risk

Combined Fund

Risk is inherent in all investing. The value of your investment in the Combined Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Combined Fund or your investment may not perform as well as other similar investments. An investment in the Combined Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of certain risks of investing in the Combined Fund. The order of the below risk factors does not indicate the significance of any particular risk factor.

The following discussion describes the principal risks that may affect the Acquiring Fund and, therefore, the Combined Fund.

Collateralized Debt Obligations Risk — In addition to the typical risks associated with fixed-income securities and asset-backed securities, including CLOs, CDOs, carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization; (iii) the Acquiring Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Acquiring Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) the risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

Commodities Related Investments Risk — Exposure to the commodities markets may subject the Acquiring Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Corporate Loans Risk — Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain corporate loans may be less developed than the secondary market for bonds and notes, the Acquiring Fund may experience difficulties in selling its corporate loans. Transactions in corporate loans may settle on a delayed basis. As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet the Acquiring Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Acquiring Fund may hold additional cash, sell investments or temporarily borrow from banks and other lenders. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, the Acquiring Fund may not recover its investment or recovery may be delayed. By investing in a corporate loan, the Acquiring Fund may become a member of the syndicate.

The market for corporate loans may be subject to irregular trading activity and wide bid/ask spreads.

The corporate loans in which the Acquiring Fund invests are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Acquiring Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

Debt Securities Risk — Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

The Acquiring Fund may be subject to a greater risk of rising interest rates due to the recent period of historically low interest rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Acquiring Fund’s investments would be expected to decrease by 10%. (Duration is a measure of the price sensitivity of a debt security or portfolio of debt securities to relative changes in interest rates.) The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Acquiring Fund’s investments will not affect interest income derived from instruments already owned by the Acquiring Fund, but will be reflected in the Acquiring Fund’s net asset value. The Acquiring Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management.

To the extent the Acquiring Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Acquiring Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Acquiring Fund to the extent that it invests in floating rate debt securities.

These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

The Federal Reserve has recently begun to raise the federal funds rate as part of its efforts to address rising inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Acquiring Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Acquiring Fund’s performance.

During periods of very low or negative interest rates, the Acquiring Fund may be unable to maintain positive returns. Certain countries have recently experienced negative interest rates on certain fixed-income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Acquiring Fund is exposed to such interest rates.

Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Acquiring Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Acquiring Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

Derivatives Risk — The Acquiring Fund’s use of derivatives may increase its costs, reduce the Acquiring Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

Leverage Risk — The Acquiring Fund’s use of derivatives can magnify the Acquiring Fund’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.

Market Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The Acquiring Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Acquiring Fund’s derivatives positions to lose value.

Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will be unable or unwilling to fulfill its contractual obligation, and the related risks of having concentrated exposure to such a counterparty.

Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Acquiring Fund to sell or otherwise close a derivatives position could expose the Acquiring Fund to losses and could make derivatives more difficult for the Acquiring Fund to value accurately.

Operational Risk — The use of derivatives includes the risk of potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.

Legal Risk — The risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

Volatility and Correlation Risk — The Acquiring Fund’s use of derivatives may reduce the Acquiring Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Acquiring Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

Valuation Risk — Valuation for derivatives may not be readily available in the market. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives may also expose the Acquiring Fund to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the Acquiring Fund to potential losses that exceed the amount originally invested by the Acquiring Fund.

Hedging Risk — When a derivative is used as a hedge against a position that the Acquiring Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Acquiring Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences noted below.

Tax Risk — The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Acquiring Fund realizes from its investments. As a result, a larger portion of the Acquiring Fund’s distributions may be treated as ordinary income rather than capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Code. If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Acquiring Fund. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the Internal Revenue Service (the “IRS”).

Regulatory Risk — Derivative contracts are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, with respect to uncleared swaps, swap dealers are required to collect variation margin from the Acquiring Fund and may be required by applicable regulations to collect initial margin from the Acquiring Fund. Both initial and variation margin may be comprised of cash and/or securities, subject to applicable regulatory haircuts. Shares of investment companies (other than certain money market funds) may not be posted as collateral under applicable regulations. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Acquiring Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, as well as regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of other derivatives, may increase the costs and risks to the Acquiring Fund of trading in these instruments and, as a result, may affect returns to investors in the Acquiring Fund.

Future regulatory developments may impact the Acquiring Fund’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which the Acquiring Fund itself is regulated. BlackRock cannot predict the effects of any new governmental regulation that may be implemented on the ability of the Acquiring Fund to use swaps or any other financial derivative product, and there can be no assurance that any new governmental regulation will not adversely affect the Acquiring Fund’s ability to achieve its investment objective.

Risks Specific to Certain Derivatives Used by the Acquiring Fund

Swaps — Swap agreements, including total return swaps that may be referred to as contracts for difference, are two-party contracts entered into for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which can be adjusted for an interest factor.

Swap agreements involve the risk that the party with whom the Acquiring Fund has entered into the swap will default on its obligation to pay the Acquiring Fund and the risk that the Acquiring Fund will not be able to meet its obligations to pay the other party to the agreement. Swap agreements may also involve the risk that there is an imperfect correlation between the return on the Acquiring Fund’s obligation to its counterparty and the return on the referenced asset. In addition, swap agreements are subject to market and illiquidity risk, leverage risk and hedging risk.

Credit Default Swaps — Credit default swaps may have as reference obligations one or more securities that are not currently held by the Acquiring Fund, the underlying funds and/or ETFs. The protection “buyer” may be obligated to pay the protection “seller” an up-front payment or a periodic stream of payments over the term of the contract, provided generally that no credit event on a reference obligation has occurred. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to illiquid investments risk and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Forward Foreign Currency Exchange Contracts — Forward foreign currency exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the Acquiring Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Futures — Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. The primary risks associated with the use of futures contracts and options are: (a) the imperfect correlation between the change in market value of the instruments held by the Acquiring Fund and the price of the futures contract or option; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the investment adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

Options — An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash in an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When the Acquiring Fund purchases an option, it may lose the total premium paid for it if the price of the underlying security or other assets decreased, remained the same or failed to increase to a level at or beyond the exercise price (in the case of a call option) or increased, remained the same or failed to decrease to a level at or below the exercise price (in the case of a put option). If a put or call option purchased by the Acquiring Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Acquiring Fund. To the extent that the Acquiring Fund writes or sells an option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the Acquiring Fund could experience a substantial loss.

Commodity-Linked Derivatives — The value of a commodity-linked derivative investment typically is based upon the price movements of a commodity, a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The value of commodity-linked derivatives will rise or fall in response to changes in the underlying commodity or related index. Investments in commodity-linked derivatives may be subject to greater volatility than non-derivative based investments. A highly liquid secondary market may not exist for certain commodity-linked derivatives, and there can be no assurance that one will develop.

Commodity-linked derivatives also may be subject to credit and interest rate risks that in general affect the values of fixed-income securities. Therefore, at maturity, the Acquiring Fund may receive more or less principal than it originally invested. The Acquiring Fund might receive interest payments that are more or less than the stated coupon interest payments.

In connection with the Acquiring Fund’s direct and indirect investments in commodity-linked derivatives, the Acquiring Fund will attempt to manage its counterparty exposure so as to limit its exposure to any one counterparty. However, due to the limited number of entities that may serve as counterparties (and which the Acquiring Fund believes are creditworthy) at any one time the Acquiring Fund may enter into swap agreements with a limited number of counterparties and may invest in commodity-linked notes issued by a limited number of issuers that will act as counterparties, which may increase the Acquiring Fund’s exposure to counterparty credit risk. There can be no assurance that the Acquiring Fund will be able to limit exposure to any one counterparty at all times.

Dollar Rolls Risk — A dollar roll transaction involves a sale by the Acquiring Fund of a mortgage-backed, U.S. Treasury or other security (as permitted by the Acquiring Fund’s investment strategies) concurrently with an agreement by the Acquiring Fund to repurchase a similar security at a later date at an agreed-upon price. The market value of the securities the Acquiring Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Acquiring Fund sells securities becomes insolvent, the Acquiring Fund’s right to purchase or repurchase securities may be restricted. Successful use of dollar rolls may depend upon the adviser’s ability to correctly predict interest rates and prepayments, depending on the underlying security. There is no assurance that dollar rolls can be successfully employed.

Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets may include those in countries considered emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Acquiring Fund could lose the entire value of its investments in the affected market. Some countries have pervasive corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit the Acquiring Fund’s investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. Many emerging markets do not have income tax treaties with the United States, and as a result, investments by the Acquiring Fund may be subject to higher withholding taxes in such countries. In addition, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Acquiring Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Acquiring Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Acquiring Fund will lose money. In particular, the Acquiring Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Acquiring Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Certain Risks of Holding Fund Assets Outside the United States — The Acquiring Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Acquiring Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Acquiring Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Acquiring Fund can earn on its investments and typically results in a higher operating expense ratio for the Acquiring Fund than for investment companies invested only in the United States.

Currency Risk — Securities and other instruments in which the Acquiring Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Acquiring Fund’s portfolio.

Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Should the Acquiring Fund invest in a debt security denominated in U.S. dollars and issued by an issuer whose functional currency is a currency other than the U.S. dollar, and such currency decreases in value against the U.S. dollar, such issuer’s ability to repay its obligation under the U.S. dollar-denominated security may be negatively impacted.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, economic conditions, such as volatile currency exchange rates and interest rates, political events, military action and other conditions may, without prior warning, lead to the governments of certain countries, or the U.S. Government with respect to certain countries, prohibiting or imposing substantial restrictions through capital controls and/or sanctions on foreign investments in the capital markets or certain industries in those countries. Capital controls and/or sanctions may include the prohibition of, or restrictions on, the ability to own or transfer currency, securities, derivatives or other assets and may also include retaliatory actions of one government against another government, such as seizure of assets. Any of these actions could severely impair the Acquiring Fund’s ability to purchase, sell, transfer, receive, deliver or otherwise obtain exposure to foreign securities and assets, including the ability to transfer the Acquiring Fund’s assets or income back into the United States, and could negatively impact the value and/or liquidity of such assets or otherwise adversely affect the Acquiring Fund’s operations, causing the Acquiring Fund to decline in value.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Acquiring Fund’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Acquiring Fund’s investments.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for the Acquiring Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Acquiring Fund to carry out transactions. If the Acquiring Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Acquiring Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Acquiring Fund could be liable for any losses incurred.

Withholding Tax Reclaims Risk — The Acquiring Fund may file claims to recover foreign withholding taxes on dividend and interest income (if any) received from issuers in certain countries and capital gains on the disposition of stocks or securities where such withholding tax reclaim is possible. Whether or when the Acquiring Fund will receive a withholding tax refund is within the control of the tax authorities in such countries. Where the Acquiring Fund expects to recover withholding taxes, the net asset value of the Acquiring Fund generally includes accruals for such tax refunds. The Acquiring Fund regularly evaluates the probability of recovery. If the likelihood of recovery materially decreases, due to, for example, a change in tax regulation or approach in the foreign country, accruals in the Acquiring Fund’s net asset value for such refunds may be written down partially or in full, which will adversely affect the Acquiring Fund’s net asset value. Shareholders in the Acquiring Fund at the time an accrual is written down will bear the impact of the resulting reduction in net asset value regardless of whether they were shareholders during the accrual period. Conversely, if the Acquiring Fund receives a tax refund that has not been previously accrued, shareholders in the Acquiring Fund at the time of the successful recovery will benefit from the resulting increase in the Acquiring Fund’s net asset value. Shareholders who sold their shares prior to such time will not benefit from such increase in the Acquiring Fund’s net asset value.

European Economic Risk — The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Acquiring Fund’s investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. These events and actions have adversely affected, and may in the future adversely affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-European Union member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

High Portfolio Turnover Risk — The Acquiring Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Acquiring Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance. In addition, investment in mortgage dollar rolls and participation in TBA transactions may significantly increase the Acquiring Fund’s portfolio turnover rate. A TBA transaction is a method of trading mortgage-backed securities where the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount, and price at the time the contract is entered into but the mortgage-backed securities are delivered in the future, generally 30 days later.

Illiquid Investments Risk — The Acquiring Fund may not acquire any illiquid investment if, immediately after the acquisition, the Acquiring Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Acquiring Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Acquiring Fund Subsidiary will also limit its investment in illiquid investments to 15% of its net assets. In applying the illiquid investments restriction to the Acquiring Fund, the Acquiring Fund’s investment in the Acquiring Fund Subsidiary is considered to be liquid. Liquid investments may become illiquid after purchase by the Acquiring Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Acquiring Fund, and any security or instrument held by the Acquiring Fund may be deemed an illiquid investment pursuant to the Acquiring Fund’s liquidity risk management program. The Acquiring Fund’s illiquid investments may reduce the returns of the Acquiring Fund because it may be difficult to sell the illiquid investments at an advantageous time or price. In addition, if the Acquiring Fund is limited in its ability to sell illiquid investments during periods when shareholders are redeeming their shares, the Acquiring Fund will need to sell liquid securities to meet redemption requests and illiquid securities will become a larger portion of the Acquiring Fund’s holdings. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in fixed-income securities or the lack of an active trading market. To the extent that the Acquiring Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Acquiring Fund will tend to have the greatest exposure to the risks associated with illiquid investments. Illiquid investments may be harder to value, especially in changing markets, and if the Acquiring Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Acquiring Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed-income mutual funds may be higher than normal. In addition, when there is illiquidity in the market for certain securities, the Acquiring Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.

Indexed and Inverse Securities Risk — Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. The Acquiring Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Acquiring Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.

Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, if the Acquiring Fund acquires shares of investment companies, including ones affiliated with the Acquiring Fund, shareholders bear both their proportionate share of expenses in the Acquiring Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies (to the extent not offset by BlackRock through waivers). To the extent the Acquiring Fund is held by an affiliated fund, the ability of the Acquiring Fund itself to hold other investment companies may be limited.

Investing in an ETF will give the Acquiring Fund exposure to the securities comprising the index on which the ETF is based. Shares of ETFs are traded on an exchange throughout a trading day, and bought and sold based on market values and not at the ETF’s net asset value. For this reason, shares of an ETF could trade at either a premium or discount to its net asset value. However, the trading prices of index-based ETFs tend to closely track the actual net asset value of the ETF. The Acquiring Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs, in addition to a spread (i.e., the difference between what professional investors are willing to pay for ETF shares (the “bid” price) and the price at which they are willing to sell ETF shares (the “ask” price)).

Investment in a Particular Geographic Region or Country Risk – United Kingdom — Investment in United Kingdom issuers may subject the Acquiring Fund to regulatory, political, currency, security, and economic risks specific to the United Kingdom. The United Kingdom’s economy relies heavily on the export of financial services to the United States and other European countries. A prolonged slowdown in the financial services sector may have a negative impact on the United Kingdom’s economy. In the past, the United Kingdom has been a target of terrorism. Acts of terrorism in the United Kingdom or against United Kingdom interests may cause uncertainty in the United Kingdom’s financial markets and adversely affect the performance of the issuers to which the Acquiring Fund has exposure. On January 31, 2020, the United Kingdom formally withdrew from the European Union. The withdrawal may introduce significant new uncertainties and instability in the financial markets. The United Kingdom’s economy, along with certain other European Union economies, experienced a significant economic slowdown during the financial crisis that began in 2007.

Junk Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Acquiring Fund. The major risks of junk bond investments include:

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Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

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Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities.

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Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

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Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Acquiring Fund before it matures. If the issuer redeems junk bonds, the Acquiring Fund may have to invest the proceeds in bonds with lower yields and may lose income.

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Junk bonds may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid than higher rated fixed-income securities, judgment may play a greater role in valuing junk bonds than is the case with securities trading in a more liquid market.

•	The Acquiring Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Acquiring Fund to greater risk and increase its costs. As an open-end investment company registered with the SEC, the Acquiring Fund is subject to the federal securities laws, including the 1940 Act and the rules thereunder. Under Rule 18f-4 under the 1940 Act, among other things, the Acquiring Fund must either use derivatives in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The use of leverage may cause the Acquiring Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet the applicable requirements of the 1940 Act and the rules thereunder. Increases and decreases in the value of the Acquiring Fund’s portfolio will be magnified when the Acquiring Fund uses leverage.

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Acquiring Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Acquiring Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

An outbreak of an infectious coronavirus (COVID-19) that was first detected in December 2019 developed into a global pandemic that has resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. Although vaccines have been developed and approved for use by various governments, the duration of the pandemic and its effects cannot be predicted with certainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general ways that cannot necessarily be foreseen at the present time.

Mortgage- and Asset-Backed Securities Risks — Mortgage-backed securities (residential and commercial) and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Although asset-backed and CMBS generally experience less prepayment than residential mortgage-backed securities, mortgage-backed and asset-backed securities, like traditional fixed-income securities, are subject to credit, interest rate, prepayment and extension risks.

Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. The Acquiring Fund’s investments in asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. These securities also are subject to the risk of default on the underlying mortgages or assets, particularly during periods of economic downturn. Certain CMBS are issued in several classes with different levels of yield and credit protection. The Acquiring Fund’s investments in CMBS with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Mortgage-backed securities may be either pass-through securities or collateralized mortgage obligations (“CMOs”). Pass-through securities represent a right to receive principal and interest payments collected on a pool of mortgages, which are passed through to security holders. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (“tranches”) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only (“IOs”), principal only (“POs”) or an amount that remains after floating-rate tranches are paid (an “inverse floater”). These securities are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates. Interest rates on inverse floaters, for example, vary inversely with a short-term floating rate (which may be reset periodically). Interest rates on inverse floaters will decrease when short-term rates increase, and will increase when short-term rates decrease. These securities have the effect of providing a degree of investment leverage. In response to changes in market interest rates or other market conditions, the value of an inverse floater may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If the Acquiring Fund invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by Fund management, it is possible that the Acquiring Fund could lose all or substantially all of its investment. Certain mortgage-backed securities in which the Acquiring Fund may invest may also provide a degree of investment leverage, which could cause the Acquiring Fund to lose all or substantially all of its investment.

The mortgage market in the United States has experienced difficulties that may adversely affect the performance and market value of certain of the Acquiring Fund’s mortgage-related investments. Delinquencies and losses on mortgage loans (including subprime and second-lien mortgage loans) generally have increased and may continue to increase, and a decline in or flattening of real estate values (as has been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Also, a number of mortgage loan originators have experienced serious financial difficulties or bankruptcy. Reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

General Obligation Bonds Risks — The full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Revenue Bonds Risks — Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, the Acquiring Fund may not receive any income or get its money back from the investment.

Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Acquiring Fund may lose money.

Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation it may be difficult to sell the property and the proceeds of a sale may not cover the Acquiring Fund’s loss.

Tax-Exempt Status Risk — In making investments, the Acquiring Fund and its investment manager will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal obligations and payments under tax-exempt derivative securities.

Neither the Acquiring Fund nor its investment manager will independently review the bases for those tax opinions. If any of those tax opinions are ultimately determined to be incorrect or if events occur after the security is acquired that impact the security’s tax-exempt status, the Acquiring Fund and its shareholders could be subject to substantial tax liabilities. The IRS has generally not ruled on the taxability of the securities. An assertion by the IRS that a portfolio security is not exempt from U.S. federal income tax (contrary to indications from the issuer) could affect the Acquiring Fund’s and its shareholders’ income tax liability for the current or past years and could create liability for information reporting penalties. In addition, an IRS assertion of taxability may impair the liquidity and the fair market value of the securities.

Preferred Securities Risk — Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.

Real Estate-Related Securities Risk — The main risk of real estate-related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, vacancy rates, tenant bankruptcies, the ability to re-lease space under expiring leases on attractive terms, the amount of new construction in a particular area, the laws and regulations (including zoning, environmental and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgage financing and changes in interest rates may also affect real estate values. If the Acquiring Fund’s real estate-related investments are concentrated in one geographic area or in one property type, the Acquiring Fund will be particularly subject to the risks associated with that area or property type. Many issuers of real estate-related securities are highly leveraged, which increases the risk to holders of such securities. The value of the securities the Acquiring Fund buys will not necessarily track the value of the underlying investments of the issuers of such securities.

Repurchase Agreements and Purchase and Sale Contracts Risk — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Acquiring Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Acquiring Fund may lose money.

Reverse Repurchase Agreements Risk — Reverse repurchase agreements involve the sale of securities held by the Acquiring Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Acquiring Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Acquiring Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Acquiring Fund. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.

Risk of Investing in the United States — A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States are changing many aspects of financial, commercial, public health, environmental, and other regulation and may have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future. Although elevated debt levels do not necessarily indicate or cause economic problems, elevated public debt service costs may constrain future economic growth.

The United States has developed increasingly strained relations with a number of foreign countries. If relations with certain countries deteriorate, it could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord, as well as significant challenges in managing and containing the outbreak of COVID-19. If these trends were to continue, it may have an adverse impact on the U.S. economy and the issuers in which the Acquiring Fund invests.

Small Cap and Emerging Growth Securities Risk — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails or there are other adverse developments, or if management changes, the Acquiring Fund’s investment in a small cap or emerging growth company may lose substantial value. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

The securities of small cap and emerging growth companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger cap securities or the market as a whole. In addition, small cap and emerging growth securities may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Investing in small cap and emerging growth securities requires a longer term view.

Subsidiary Risk — By investing in the Acquiring Fund Subsidiary, the Acquiring Fund is indirectly exposed to the risks associated with the Acquiring Fund Subsidiary’s investments. The commodity-related instruments held by the Acquiring Fund Subsidiary are generally similar to those that are permitted to be held by the Acquiring Fund and are subject to the same risks that apply to similar investments if held directly by the Acquiring Fund (see “Commodities Related Investments Risk” above). There can be no assurance that the investment objective of the Acquiring Fund Subsidiary will be achieved. The Acquiring Fund Subsidiary is not registered under the Investment Company Act, and, unless otherwise noted in the Acquiring Fund Prospectus, is not subject to all the investor protections of the Investment Company Act. However, the Acquiring Fund wholly owns and controls the Acquiring Fund Subsidiary, and the Acquiring Fund and the Acquiring Fund Subsidiary are both managed by BlackRock, making it unlikely that the Acquiring Fund Subsidiary will take action contrary to the interests of the Acquiring Fund and its shareholders. The Board has oversight responsibility for the investment activities of the Acquiring Fund, including its investment in the Acquiring Fund Subsidiary, and the Acquiring Fund’s role as sole shareholder of the Acquiring Fund Subsidiary. The Acquiring Fund Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Acquiring Fund, except that the Acquiring Fund Subsidiary may invest without limitation in commodity-linked derivative instruments, except that the Acquiring Fund Subsidiary may invest without limitation in commodity-related instruments. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Acquiring Fund and/or the Acquiring Fund Subsidiary to operate as described in the Acquiring Fund Prospectus and the Acquiring Fund SAI and could adversely affect the Acquiring Fund.

Treasury Obligations Risk — Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Acquiring Fund.

U.S. Government Mortgage-Related Securities Risk — There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by Fannie Mae or Freddie Mac are solely the obligations of Fannie Mae or Freddie Mac, as the case may be, and are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Zero Coupon Securities Risk — While interest payments are not made on such securities, holders of such securities are deemed to have received income annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

Comparative Performance Information

The total returns of the Funds for the periods ended December 31, 2022, based on historical fees and expenses for each period, are set forth in the bar charts and tables below. Updated information on each Fund’s performance, including its current net asset value, can be obtained by visiting http://www.blackrock.com or can be obtained by phone at (800) 882-0052.

Target Fund. The information shows you how the performance of the Target Fund’s common shares has varied from year to year on both a net asset value and share price basis and provides some indication of the risks of investing in the Target Fund. The table compares the Target Fund’s common share performance to that of a broad measure of market performance. The performance information for the Target Fund in the chart and table assumes reinvestment of the dividends and distributions. Returns on a net asset value basis are net of Target Fund expenses. As with all such investments, past performance (before and after taxes) is not an indication of future results. If the Target Fund’s investment manager and its affiliates had not waived or reimbursed certain Target Fund expenses during these periods, the Target Fund’s common share returns would have been lower.

Common Shares

ANNUAL TOTAL RETURNS

BlackRock Multi-Sector Opportunities Trust II

(Target Fund)

As of 12/31

Net Asset Value

During the periods shown in the bar chart, the Target Fund’s shares’ highest and lowest calendar quarter returns were 16.71% and -27.92%, respectively, on a net asset value basis for the quarters ended June 30, 2020 and March 31, 2020.

As of 12/31/22 Average Annual Total Returns	1 Year	Since Inception(1)
BlackRock Multi-Sector Opportunities Trust II
Shares (net asset value basis)—Return Before Taxes	(13.37)%	(2.00)%
Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index (net asset value basis)	(11.18)%	1.43%

(1)	The Target Fund commenced operations on April 16, 2019.

Acquiring Fund. The information shows you how the performance of Investor A shares of the Acquiring Fund has varied year by year and provides some indication of the risks of investing in the Acquiring Fund. The table compares the Acquiring Fund’s performance to that of the ICE BofA 3-Month U.S. Treasury Bill Index and the Bloomberg U.S. Universal Index. The Acquiring Fund acquired all of the assets, subject to the liabilities, of BlackRock Strategic Income Opportunities Portfolio, a series of BlackRock Funds II (the “Predecessor Fund”), in a reorganization on September 17, 2018 (the “2018 Reorganization”). The Acquiring Fund adopted the performance of the Predecessor Fund as a result of the 2018 Reorganization. The performance information below is based on the performance of the Predecessor Fund for periods prior to the date of the 2018 Reorganization. The Predecessor Fund had the same investment objectives, strategies and policies, portfolio management team and contractual arrangements, including the same contractual fees and expenses, as the Acquiring Fund as of the date of the 2018 Reorganization. To the extent that dividends and distributions have been paid by the Acquiring Fund, the performance information for the Acquiring Fund in the chart and table assumes reinvestment of the dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. If the Acquiring Fund’s investment manager and its affiliates had not waived or reimbursed certain Acquiring Fund expenses during these periods, the Acquiring Fund’s returns would have been lower.

Investor A Shares

ANNUAL TOTAL RETURNS

BlackRock Strategic Income Opportunities Portfolio

(Acquiring Fund)

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 6.23% (quarter ended June 30, 2020) and the lowest return for a quarter was -5.92% (quarter ended March 31, 2020).

As of 12/31/22 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock Strategic Income Opportunities Portfolio—Investor A Shares
Return Before Taxes	(9.67)%	0.70%	1.72%
Return After Taxes on Distributions	(11.02)%	(0.52)%	0.49%
Return After Taxes on Distributions and Sale of Fund Shares	(5.70)%	0.05%	0.78%
ICE BofA 3-Month U.S. Treasury Bill Index (Reflects no deduction for fees, expenses or taxes)	1.46%	1.26%	0.76%
Bloomberg U.S. Universal Index (Reflects no deduction for fees, expenses or taxes)	(12.99)%	0.18%	1.33%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Because the Combined Fund will most closely resemble the Acquiring Fund, the Acquiring Fund will be the accounting survivor of the Reorganization. The Combined Fund will also maintain the performance history of the Acquiring Fund at the closing of the Reorganization.

Comparison of Fund Structures

As a result of the Reorganization, shareholders of the Target Fund, a closed-end investment company, will become holders of Investor A shares of the Acquiring Fund, an open-end investment company (commonly referred to as a “mutual fund”).

The Reorganization would provide similar benefits as the conversion of the Target Fund into an open-end structure: namely, Target Fund shareholders who become shareholders of the Combined Fund would be permitted to redeem, purchase or exchange shares of the Combined Fund received in the Reorganization at the then-current net asset value. Unlike an open-end investment company, shares of the Target Fund are not redeemable at a shareholder’s option. In addition, Target Fund shares are no longer available to be tendered by shareholders for repurchase by the Target Fund prior to the Special Meeting.

If the Reorganization is completed, Target Fund shareholders who become holders of Investor A shares of the Acquiring Fund who wish to realize the net asset value of their shares will be able to do so by redeeming their Acquiring Fund shares at net asset value. Shares of open-end funds can be purchased and sold (redeemed) directly from the fund, or through financial intermediaries, at net asset value, less any applicable charges.

The Reorganization also presents certain disadvantages. Closed-end funds typically do not engage in a continuous offering of new shares, and the common shares of closed-end funds are not redeemable. As a result, closed-end funds operate with a relatively fixed capitalization and may keep their assets more fully invested and make investment decisions without having to adjust for cash inflows and outflows from continuing sales and redemptions of their shares. In contrast, open-end funds, such as the Acquiring Fund, engage in a continuous offering of new shares, which allows them to continuously raise new assets. However, in order to satisfy redemption requests, open-end funds generally are required to hold a higher cash position than closed-end funds and may be forced to sell portfolio securities at disadvantageous times or prices.

If the Reorganization is completed, Target Fund shareholders will no longer be able to take advantage of a closed-end fund’s ability to use a higher percentage of leverage to increase earnings. Unlike a closed-end fund, the Acquiring Fund is not permitted to invest without limit in illiquid investments, as open-end funds are subject to daily redemptions and regulatory limitations on illiquid investments, as further discussed below.

In addition, unlike the Target Fund, Investor A shares of the Acquiring Fund also have front-end sales load and contingent deferred sales charges, but such fees will be waived for the one-time transfer of assets. Also, holders of Investor A shares of the Acquiring Fund are subject to an ongoing annual service fee of 25 basis points (0.25%) under the Acquiring Fund’s distribution and service plan adopted under Rule 12b-1 under the 1940 Act.

Below are more detailed descriptions of the legal and practical differences between closed-end funds and open-end funds.

Redemption Right. Unlike the shares of closed-end funds, shares of open-end funds are redeemable securities. Shareholders of open-end funds have the right to surrender their shares to the fund and receive an amount equal to the then-current net asset value of the share, less any applicable charges. Most open-end funds, including the Acquiring Fund, also continuously offer new shares to investors based on the net asset value of the shares at the time of purchase.

Acquisition and Disposition of Shares. Investors wishing to acquire common shares of a closed-end fund, such as the Target Fund, generally may purchase shares during a fund’s initial public offering. Investors wishing to acquire shares of an open-end fund, such as the Acquiring Fund, are typically able to purchase shares either through a financial adviser or other financial intermediary or directly from the fund.

If the Reorganization is completed, shareholders wishing to realize the value of their Acquiring Fund shares received in the Reorganization may do so by redeeming those shares at net asset value. Investor A shares or any other class of shares of the Acquiring Fund purchased after the Reorganization will be subject to the standard shareholder fee structure applicable to such class of shares. Under normal circumstances, the Acquiring Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio or by selling portfolio assets to generate cash. During periods of stressed market conditions, when a significant portion of the Acquiring Fund’s portfolio may be comprised of less-liquid investments, the Acquiring Fund may be more likely to limit cash redemptions and may determine to pay redemption proceeds by (i) borrowing under a line of credit it has entered into with a group of lenders, (ii) borrowing from another BlackRock Fund (as defined below) pursuant to an interfund lending program, to the extent permitted by the Acquiring Fund’s investment policies and restrictions as set forth in the Acquiring Fund SAI, and/or (iii) transferring portfolio securities in-kind to you. The Acquiring Fund SAI includes more information about the Acquiring Fund’s line of credit and interfund lending program, to the extent applicable. If the Acquiring Fund pays redemption proceeds by transferring portfolio securities in-kind to you, you may pay transaction costs to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of redemption.

Determination of Net Asset Value. SEC regulations generally require open-end funds to value their assets at least once on each business day in order to determine the current net asset value at which shares may be redeemed by shareholders or purchased by investors. The net asset value of most open-end funds is published daily by leading financial publications. Similarly, although not required to do so, closed-end funds generally value their assets at least once on each business day in order to determine net asset value.

Each Fund calculates the net asset value of each class of its shares each day the NYSE is open, generally as of the close of regular trading hours on the NYSE, based on prices at the time of closing. The NYSE generally closes at 4:00 p.m. (Eastern time). With respect to the Acquiring Fund, the net asset value used in determining your share price is the next one calculated after your purchase or redemption order is received. The Funds’ valuation procedures are identical. See “Additional Information About the Acquiring Fund—Valuation of Shares” for additional information about the Acquiring Fund’s valuation procedures.

Fees and Expenses. Unlike the common shares of closed-end funds, certain open-end fund share classes may be subject to a front-end or contingent deferred sales charge. In addition, an open-end fund is permitted to finance the distribution of its shares by adopting a plan under Rule 12b-1 under the 1940 Act, subject to shareholder approval. The Acquiring Fund has adopted a distribution and service plan under Rule 12b-1, under which holders of Investor A shares are subject to an ongoing annual service fee of 25 basis points (0.25%). For a complete description of this arrangement, see the section of this Proxy Statement/Prospectus entitled “Additional Information About the Acquiring Fund—Distributor; Distribution and Service Fees.”

Portfolio Management. Unlike open-end funds, closed-end funds are not subject to pressures to sell portfolio securities at disadvantageous times in order to meet shareholder redemption requests. Most open-end funds maintain adequate reserves of cash or cash equivalents to meet net redemptions as they arise. Because closed-end funds do not have to meet redemption requests, their cash reserves can be substantial or minimal, depending primarily on management’s perception of market conditions and on decisions to use fund assets for other purposes, such as to repurchase shares as part of a repurchase program. The larger reserves of cash or cash equivalents required to operate prudently as an open-end fund when net redemptions are anticipated could reduce the Acquiring Fund’s investment flexibility and the scope of its investment opportunities.

Illiquid Investments. Open-end funds, such as the Acquiring Fund, are subject to Rule 22e-4 under the 1940 Act, which prohibits them from investing more than 15% of their net assets in illiquid investments (the “15% Illiquid Investment Limit”). Closed-end funds are not subject to Rule 22e-4, and the Target Fund may invest in illiquid investments without limit, although the Target Fund currently does not have more than 15% of its assets invested in illiquid investments. Following the Reorganization, the Combined Fund’s illiquid investments will not exceed the 15% Illiquid Investment Limit.

Borrowings and Senior Securities. The 1940 Act prohibits a closed-end fund from issuing any “senior security” that represents indebtedness (i.e., bonds, debentures, notes and other similar securities) unless immediately after such issuance the fund will have asset coverage of at least 300%, and the 1940 Act prohibits a closed-end fund from issuing any “senior security” that is stock (e.g., preferred shares) unless immediately after such issuance the fund will have asset coverage of at least 200%. The 1940 Act prohibits an open-end fund from issuing any class of “senior security,” except that an open-end fund may borrow from a bank provided that immediately after any such borrowing there is asset coverage of at least 300% for all of its borrowings.

Frequent Trading. Unlike closed-end funds, open-end funds may be subject to adverse effects from frequent purchases and redemptions of shares. Excessive trading in an open-end fund’s shares can disrupt portfolio management, lead to higher operating costs, and cause other operating inefficiencies for the fund. However, the Acquiring Fund is also mindful that shareholders may have valid reasons for periodically purchasing and redeeming Acquiring Fund shares. The Acquiring Board has approved the policies to seek to deter market timing activity, as described under “Additional Information About the Acquiring Fund—Market Timing Trading Policies and Procedures.” If the Reorganization is completed, Target Fund shareholders who become holders of Investor A shares of the Acquiring Fund in the Reorganization will become subject to these policies.

Dividend Reinvestment. While both closed-end funds and open-end funds may adopt dividend reinvestment plans, the operation of such plans may differ. Pursuant to the Target Fund’s Dividend Reinvestment Plan (the “Reinvestment Plan”), registered shareholders will have all distributions of dividends and capital gains and other distributions automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the “Reinvestment Plan Agent”) in the Target Fund’s shares pursuant to the Reinvestment Plan, unless the shareholder elects to receive cash.

Shareholders who elect not to participate in the Reinvestment Plan will receive all dividends in cash paid directly to the shareholder of record (or, if the common shares are held through banks, brokers or other nominee name, then to such banks, brokers or other nominee) by BNY Mellon Investment Servicing (US) Inc., as dividend disbursing agent. In the case of record shareholders such as banks, brokers or other nominees that hold Target Fund common shares for others who are the beneficial owners, the Reinvestment Plan Agent will administer the Reinvestment Plan on the basis of the number of Target Fund common shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Reinvestment Plan. The number of newly issued

Target Fund common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value on the reinvestment date; there is no sales or other charge for reinvestment.

Target Fund shareholders who become holders of Investor A shares of the Acquiring Fund in the Reorganization will continue to have the opportunity to have dividends and distributions automatically reinvested in shares of the Combined Fund at net asset value. With respect to the Acquiring Fund, dividends may be reinvested automatically in shares of the Fund at net asset value without a sales charge or may be taken in cash. If a shareholder of the Acquiring Fund would like to receive dividends in cash, the shareholder should contact the applicable Financial Intermediary or the Fund.

FINANCIAL HIGHLIGHTS

The financial highlights tables for the Investor A shares of the Acquiring Fund and for the common shares of the Target Fund are intended to help you understand the applicable Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table for the Acquiring Fund represent the rate that an investor would have earned or lost on an investment in the Acquiring Fund (assuming reinvestment of all dividends and/or distributions). The information has been audited by Deloitte & Touche LLP, whose report, along with the relevant Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.

	BlackRock Strategic Income Opportunities Portfolio
	Investor A
(For a share outstanding throughout each period)	Year Ended 12/31/22(a)		Year Ended 12/31/21(a)	Year Ended 12/31/20	Year Ended 12/31/19		Year Ended 12/31/18(a)
Net asset value, beginning of year	$10.15		$10.37	$9.97	$9.60		$9.96

Net investment income(b)	0.26		0.20	0.23	0.31		0.29
Net realized and unrealized gain (loss)	(0.86)		(0.13)	0.44	0.38		(0.36)

Net increase (decrease) from investment operations	(0.60)		0.07	0.67	0.69		(0.07)

Distributions(c)
From net investment income	(0.31)		(0.19)	(0.27)	(0.32)		(0.29)
From net realized gain	(0.04)		(0.10)	—	—		—
Return of capital	—		—	—	—		(0.00	)(d)

Total distributions	(0.35)		(0.29)	(0.27)	(0.32)		(0.29)

Net asset value, end of year	$9.20		$10.15	$10.37	$9.97		$9.60

Total Return(e)
Based on net asset value	(5.91	)%(f)	0.67%	6.90%	7.31	%(f)	(0.74	)%(f)

Ratios to Average Net Assets(g)
Total expenses	0.98%		0.97%	1.02%	1.05%		1.39%

Total expenses after fees waived and/or reimbursed	0.97%		0.97%	1.01%	1.03%		1.38%

Total expenses after fees waived and/or reimbursed and excluding dividend expense and interest income	0.88%		0.90%	0.89%	0.90%		0.91%

Net investment income	2.73%		1.96%	2.34%	3.20%		3.00%

Supplemental Data
Net assets, end of year (000)	$1,118,485		$1,387,829	$1,583,745	$1,501,890		$2,023,700

Portfolio turnover rate(h)	894%		1,155%	1,515%	1,805%		2,337%

(a)	Consolidated Financial Highlights

(b)	Based on average shares outstanding.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Amount is greater than $(0.005) per share.

(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(f)	Includes payment from an affiliate, which had no impact on the Fund’s total return.

(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(h)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18
Portfolio turnover rate (excluding MDRs)	673%	755%	1,030%	1,307%	1,565%

Financial Highlights (concluded)

	BlackRock Multi-Sector Opportunities Trust II
(For a share outstanding throughout each period)	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Period from 04/16/19(a) to 12/31/19
Net asset value, beginning of period	$87.63	$90.65	$101.48	$100.00

Net investment income(b)	4.28	4.68	4.68	3.07
Net realized and unrealized gain (loss)	(15.98)	(1.39)	(8.31)	2.84

Net increase (decrease) from investment operations	(11.70)	3.29	(3.63)	5.91

Distributions(c)
From net investment income	(6.31)	(6.24)	(5.13)	(3.69)
From net realized gain	—	—	—	(0.18)
Return of capital	—	(0.07)	(2.07)	(0.56)

Total distributions	(6.31)	(6.31)	(7.20)	(4.43)

Net asset value, end of period	$69.62	$87.63	$90.65	$101.48

Total Return(d)
Based on net asset value	(13.37)%	3.61%	(2.45)%	5.99	%(e)

Ratios to Average Net Assets(f)
Total expenses	2.61%	2.36%	2.63%	2.07	%(g)(h)

Total expenses after fees waived and/or reimbursed	2.27%	2.34%	2.60%	2.04	%(g)

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs	1.80%	2.13%	2.11%	1.77	%(g)

Net investment income	5.60%	5.11%	5.41%	4.30	%(g)

Supplemental Data
Net assets, end of period (000)	$86,961	$128,333	$142,156	$160,697

Borrowings outstanding, end of period (000)	$14,955	$44,417	$48,543	$55,798

Portfolio turnover rate(i)	34%	39%	39%	29%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(e)	Not annualized.

(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(g)	Annualized.

(h)	Audit costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 2.09%.

(i)	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:

	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Period from 04/16/19(a) to 12/31/19
Portfolio turnover rate (excluding MDRs)	32%	39%	39%	29%

INFORMATION ABOUT THE REORGANIZATION

Terms of the Reorganization

The Reorganization will be governed by the proposed Reorganization Agreement, a form of which is attached as Appendix A. Pursuant to the Reorganization Agreement, the Acquiring Fund will acquire all of the assets of the Target Fund on the closing date in consideration for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and shares of the Acquiring Fund.

On the closing date, the Target Fund will transfer to the Acquiring Fund all of its assets in exchange solely for Investor A shares of the Acquiring Fund that are equal in value to the value of the net assets of the Target Fund transferred to the Acquiring Fund as of the closing date, as determined in accordance with the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties, and the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, the Target Fund will distribute on or before the closing date all of its undistributed net investment income (including net capital gains) as of such date.

The Target Fund expects to distribute the shares of the Acquiring Fund to the shareholders of the Target Fund promptly after the closing date. Upon distribution of such shares, the Target Fund will be terminated.

The Acquiring Fund currently also offers Investor C shares, Institutional shares and Class K shares, none of which will be issued in the Reorganization. Investor A shares were chosen as the share class to be received by Target Fund shareholders based on eligibility and expense considerations. Investor A shares of the Acquiring Fund are generally available through financial intermediaries, whereas Institutional shares and Class K shares of the Acquiring Fund are limited to certain types of investors. Investor C shares of the Acquiring Fund are also generally available through financial intermediaries, but have higher total annual fund operating expenses and, after giving effect to all contractual fee and expense waivers and/or reimbursements that BlackRock has agreed to continue through June 30, 2025, higher net annual fund operating expenses than Investor A shares.

If the Reorganization is consummated, current Target Fund shareholders, as shareholders of the Combined Fund, may be able to exchange their Investor A shares received in the Reorganization for shares of another class of the Combined Fund for which they are eligible. Such shareholders should consult their tax advisers regarding the potential tax consequences of such an exchange.

If the conditions to closing the Reorganization are satisfied or waived, the Reorganization is expected to occur during the fourth quarter of 2023. Following the Reorganization, the Target Fund would terminate its registration as an investment company under the 1940 Act.

Valuation of Assets and Liabilities. The value of the net assets of each Fund will be the value of its assets, less its liabilities, computed as of the close of regular trading on the NYSE on the business day immediately prior to the closing date of the Reorganization. The value of each Fund’s assets shall be determined by using the valuation procedures of the Acquiring Fund or such other valuation procedures as shall be mutually agreed upon by the parties.

Distributions. Undistributed net investment income represents net earnings from the Target Fund’s investment portfolio that over time have not been distributed to shareholders. Under the terms of the Reorganization Agreement, if the Target Fund has undistributed net investment income or undistributed realized net capital gains, it is required to declare a distribution, which, together with all previous distributions, shall have the effect of distributing to its shareholders all undistributed net investment income and undistributed realized net capital gains (after reduction by any available capital loss carryforwards) for all taxable periods ending on or before the closing date of the Reorganization.

Amendments. Under the terms of the Reorganization Agreement, the Reorganization Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of each Fund and the authorization of each Fund’s Board; provided, however, that following the receipt of shareholder approval of the Reorganization Agreement at the Special Meeting, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund shares to be issued to the Target Fund’s shareholders under the Reorganization Agreement to the detriment of such shareholders without their further approval.

Conditions. Under the terms of the Reorganization Agreement, the closing of the Reorganization is conditioned upon, among other things, (a) the requisite approval of the Reorganization by the shareholders of the Target Fund, (b) the absence of legal proceedings challenging the Reorganization, and (c) the Funds’ receipt of certain customary certificates and legal opinions.

Termination. The Reorganization Agreement may be terminated by the mutual agreement of the Acquiring Trust, on behalf of the Acquiring Fund, and the Target Fund. In addition, any Fund may at its option terminate the Reorganization Agreement at or before the closing date of the Reorganization due to (a) a material breach by the other party of any representation, warranty, or agreement contained therein to be performed at or before the closing date, if not cured within 30 days, or (b) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears it will not or cannot be met.

Board Approval of the Reorganization

At the Approval Meeting on May 4, 2023, each Board considered the approval of the Reorganization Agreement with respect to each Fund. Each Board, including all of the Independent Board Members, has approved the Reorganization Agreement. Each Board has determined that the Reorganization is in the best interests of the applicable Fund and that the interests of such Fund’s shareholders will not be diluted as a result of the Reorganization. Each Board’s determinations were based on a comprehensive evaluation of the information provided to it. During the review, neither Board identified any particular information or consideration that was all-important or controlling.

In reaching its determinations with respect to the Reorganization, the Target Board considered a number of factors presented at the time of the Approval Meeting, including, but not limited to, the following:

Number of Shareholders. The Target Fund has fewer than 500 shareholders as a result of recent tender offer redemptions, which may lead to negative tax implications for Target Fund shareholders.

Investment Objective and Investment. The Acquiring Fund’s investment objective is similar to that of the Target Fund. Each Fund’s principal investment strategies and principal investment risks are similar, although there are some differences. Specifically, the Target Fund is managed in accordance with a February 28, 2025 termination date. The Target Board considered the principal differences in the investment strategies and risks between the Target Fund and the Acquiring Fund. See “Synopsis—Comparison of the Funds—Investment Objectives and Principal Investment Strategies.”

Open-end Structure and the Elimination of Target Fund Shares Illiquidity. The Reorganization would provide similar benefits as the conversion of the Target Fund into an open-end structure: namely, the illiquidity of the Target Fund shares would be eliminated and Target Fund shareholders who become shareholders of the Combined Fund would be permitted to redeem, purchase or exchange shares of the Combined Fund received in the Reorganization at the then-current net asset value. Combined Fund shares purchased after the Reorganization will be subject to the standard shareholder fee structure applicable to such class of shares. See “Synopsis—Comparison of Fund Structures” for a discussion of certain differences between closed-end funds and open-end funds generally, as well as advantages and disadvantages of reorganizing the Target Fund into an open-end fund structure.

Potential Economies of Scale. As a result of the Reorganization, the Target Fund’s assets would be combined with the significantly larger asset base of the Acquiring Fund. In addition, the Acquiring Fund provides shareholders with the potential to achieve greater economies of scale because the Acquiring Fund, as an open-end fund, may be able to increase its asset base through the continuous sale of shares which would, in turn, permit fixed costs to be spread over a broader asset base.

Impact on Expenses. The fee and expense structure of the Funds differs, in part, because of structural differences between open-end funds and closed-end funds. In this regard, in particular, Investor A shares of the Acquiring Fund, including those received in the Reorganization, are subject to an ongoing Rule 12b-1 service fee at an annual rate of 25 basis points (0.25%), which generally is used to compensate financial intermediaries for shareholder services. Shares of the Target Fund are not subject to an ongoing Rule 12b-1 service fee; however, they are subject to an ongoing service fee at an annual rate of 25 basis points (0.25%), which is used to compensate BRIL, all or a portion of which may be reallowed to selling agents or other financial intermediaries.

The Target Board considered comparative fee and expense ratio information of the Funds, the estimated expense ratio of the Combined Fund following the Reorganization and the impact of expense caps, if any. Assuming the Reorganization had taken place on December 31, 2022, the Combined Fund’s Investor A shares would have (A) total annual fund operating expenses that are estimated to be lower than those of the Target Fund’s shares prior to the Reorganization and (B) after giving effect to all contractual fee and expense waivers and/or reimbursements that BlackRock has agreed to continue through June 30, 2025, net annual fund operating expenses that are estimated to be lower than those of the Target Fund’s shares prior to the Reorganization.

Impact on Management Fee Rates. The Acquiring Fund’s management fee rate includes breakpoints at which the management fee is reduced when the Acquiring Fund reaches certain asset levels. The contractual and effective management fee rates of the Combined Fund will be lower than the contractual and effective management fee rates of the Target Fund as a result of the Acquiring Fund’s lower management fee rate.

Sales Charges and Redemption Fees. The shareholders of the Target Fund will not pay an initial sales charge in connection with the receipt of Investor A shares of the Acquiring Fund in the Reorganization. Investor A shares received in the Reorganization will not be subject to any redemption fees or contingent deferred sales charge. Any class of shares purchased after the Reorganization will be subject to the standard shareholder fee structure applicable to such class.

Management and Service Providers. The Acquiring Fund has the same investment adviser as the Target Fund. The Acquiring Fund is overseen by the same Board Members as the Target Fund. Certain of the Funds’ service providers also overlap. See “Synopsis—Comparison of the Funds.”

Relative Investment Performance. The Target Board considered the investment performance of the Funds over various periods. The Target Board noted that over the one- and three-year periods ended March 31, 2023 and since the Target Fund’s inception, the Acquiring Fund outperformed the Target Fund.

Leverage. Although the Funds’ respective investment objectives are similar, the Acquiring Fund, as an open-end fund, is not able to employ leverage to the same extent as the Target Fund, a closed-end fund, because the Acquiring Fund is not permitted to issue preferred shares. The Target Fund’s use of leverage has historically contributed positively to the Target Fund’s net income per share. Due to limitations on the use of leverage by an open-end fund, the Combined Fund’s yield is expected to be lower than the Target Fund’s current yield.

Illiquid Investments and Cash Balances. The Acquiring Fund is subject to the 15% Illiquid Investment Limit, whereas the Target Fund may invest in illiquid investments without limit. In addition, as an open-end fund, the Acquiring Fund will normally be required to maintain a larger cash position than the Target Fund currently maintains in order to satisfy redemption requests.

Anticipated Tax-Free Reorganization; Certain Taxable Distributions. There is expected to be no gain or loss recognized by shareholders for U.S. federal income tax purposes as a result of the Reorganization, because the Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes. Prior to the Reorganization, the Target Fund will distribute to its shareholders all investment company taxable income and net realized capital gains not previously distributed to shareholders, and such distribution of investment company taxable income and net realized capital gains will be taxable to shareholders in non-tax qualified accounts. The Acquiring Fund may recognize gains that, upon distribution, are taxable to shareholders as a result of sales of portfolio securities after the Reorganization to satisfy expected redemption requests.

Terms of the Reorganization and Impact on Shareholders. The terms of the Reorganization are intended to avoid dilution of the interests with respect to net asset value of the existing shareholders of the Funds. In this regard, the Target Board considered that the aggregate net asset value of the Investor A shares of the Acquiring Fund that shareholders of the Target Fund will receive in the Reorganization is expected to be equal to the aggregate net asset value of the shares of the Target Fund held by such shareholders as of the close of business on the business day immediately prior to the closing date of the Reorganization.

Expected Costs of the Reorganization. The Target Fund will pay all of the costs associated with the Reorganization, which are estimated to be $281,000 (including auditor and legal fees and the costs of preparing and filing this Proxy Statement/Prospectus). These estimated expenses, in addition to the estimated brokerage commission and other transaction costs associated with the pre-Reorganization and post-Reorganization purchases and sales of portfolio securities described below, will be borne indirectly by the Target Fund’s shareholders regardless of whether the Reorganization is consummated. The Target Fund will pay all of the costs associated with the Reorganization because the Target Fund’s shareholders would benefit in multiple ways from the Reorganization. The Reorganization is not expected to materially impact shareholders of the Acquiring Fund.

Alternatives to Reorganization. The Reorganization is a better option for Target Fund shareholders than liquidation.

The Target Board recommends that shareholders vote “FOR” approval of the Reorganization Agreement.

Capitalization

The following table sets forth: (i) as of December 31, 2022, the audited capitalization of the Target Fund; (ii) as of December 31, 2022, the audited capitalization of Investor A, Investor C, Institutional and Class K shares of the Acquiring Fund; and (iii) as of December 31, 2022, the unaudited pro forma combined capitalization of Investor A, Investor C, Institutional and Class K shares of the Combined Fund assuming the Reorganization has been completed. The capitalizations will be different when the Reorganization is scheduled to be completed as a result of daily share purchase and redemption activity in the Acquiring Fund.

	Target Fund Common Shares (as of December 31, 2022)	Acquiring Fund Investor A Shares (as of December 31, 2022)	Pro Forma Adjustments to Acquiring Fund Investor A Shares[1,2]	Combined Fund Pro Forma Investor A Shares
Net Assets	$86,961,156	$1,118,485,395	$(488,000)	$1,204,958,551
Shares Outstanding	1,249,010	121,584,311	8,151,004	130,984,325
NAV per Share	$69.62	$9.20		$9.20

	Acquiring Fund Investor C Shares (as of December 31, 2022)[3]	Pro Forma Adjustments to Acquiring Fund Investor C Shares[1]	Combined Fund Pro Forma Investor C Shares
Net Assets	$129,029,451	$—	$129,029,451
Shares Outstanding	14,031,070	—	14,031,070
NAV per Share	$9.20		$9.20

	Acquiring Fund Institutional Shares (as of December 31, 2022)[3]	Pro Forma Adjustments to Acquiring Fund Institutional Shares[1]	Combined Fund Pro Forma Institutional Shares[2]
Net Assets	$27,215,943,990	$—	$27,215,943,990
Shares Outstanding	2,957,198,983	—	2,957,198,983
NAV per Share	$9.20		$9.20

	Acquiring Fund Class K Shares (as of December 31, 2022)[3]	Pro Forma Adjustments to Acquiring Fund Class K Shares[1]	Combined Fund Pro Forma Class K Shares
Net Assets	$9,296,083,966	$—	$9,296,083,966
Shares Outstanding	1,009,383,890	—	1,009,383,890
NAV per Share	$9.21		$9.21

[1]	Assumes the Reorganization had taken place on December 31, 2022.

[2]	Adjusted for estimated Reorganization expenses of $281,000 and estimated transaction costs of $207,000.

[3]	Investor C, Institutional and Class K shares of the Acquiring Fund will not be issued in the Reorganization. The Target Fund does not have separate share classes.

Reorganization Expenses

The Target Fund will pay all of the costs associated with the Reorganization, which are estimated to be $281,000 (including auditor and legal fees and the costs of preparing and filing this Proxy Statement/Prospectus). These estimated expenses, in addition to the estimated brokerage commission and other transaction costs associated with the pre-Reorganization and post-Reorganization purchases and sales of portfolio securities described immediately below, will be borne indirectly by the Target Fund’s shareholders regardless of whether the Reorganization is consummated. The Target Fund will pay all of the costs associated with the Reorganization because the Target Fund’s shareholders would benefit in multiple ways from the Reorganization. The Reorganization is not expected to materially impact shareholders of the Acquiring Fund.

BlackRock has estimated that the brokerage commission and other transaction costs associated with the pre-Reorganization and post-Reorganization purchases and sales of portfolio securities (including sales of Target Fund portfolio securities in order to reposition the Target Fund’s portfolio prior to the Reorganization) will be approximately $0 and $207,000, respectively, 0% and 0.25%, respectively, or, based on shares outstanding as of December 31, 2022, $0 per share and $0.17 per share, respectively. In addition, BlackRock has estimated that there will be no capital gains generated by the pre-Reorganization and post-Reorganization sales of portfolio securities.

The expenses of the Reorganization include, but are not limited to, costs and expenses (including legal fees) related to the preparation and distribution of materials to the Boards, costs incurred in attending the meetings of the Boards and preparing the minutes of such Board meetings, obtaining opinions of counsel as to certain matters in connection with the closing of the Reorganization, the preparation of the Reorganization Agreement, this

Proxy Statement/Prospectus, fees of the SEC and any state securities commission, transfer agency fees, auditing fees associated with each Fund’s financial statements, portfolio transfer taxes (if any), expenses relating to printing and mailing this Proxy Statement/Prospectus, and any other legal and auditing fees in connection with the foregoing.

Material Federal Income Tax Consequences

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or different interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons that hold shares of the Target Fund as capital assets for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to shareholders that are subject to special treatment under U.S. federal income tax laws. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Shareholders should consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws. Defined terms in this subsection have the meanings assigned to them in the Reorganization Agreement.

As a condition to each Fund’s obligation to consummate the Reorganization, each Fund will receive an opinion from Willkie Farr & Gallagher LLP, tax counsel to the Funds, dated as of the Closing Date, substantially to the effect that, based on certain facts, assumptions and representations of the parties, for U.S. federal income tax purposes:

1.

(i) the transfer of the Assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund Stated Liabilities followed by the distribution of Acquiring Fund Shares to the Target Fund Shareholders, and (ii) the complete dissolution and liquidation of the Target Fund, all pursuant to the Reorganization Agreement, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

2.

no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund Stated Liabilities;

3.

no gain or loss will be recognized by the Target Fund upon the transfer of the Assets of the Target Fund to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund Stated Liabilities or upon the distribution of Acquiring Fund Shares to Target Fund Shareholders in exchange for such shareholders’ shares of the Target Fund in liquidation of the Target Fund, except for any gain or loss that may be required to be recognized solely or as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of the transfer of any stock in a passive foreign investment company as defined in Section 1297(a) of the Code;

4.	no gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund shares and receipt of Acquiring Fund Shares pursuant to the Reorganization;

5.

the aggregate tax basis of the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor by such shareholder;

6.

the holding period of Acquiring Fund Shares to be received by each Target Fund Shareholder pursuant to the Reorganization will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization;

7.

the tax basis of the Assets acquired by the Acquiring Fund will be the same as the tax basis of such Assets to the Target Fund immediately before the Reorganization, except for certain adjustments that may be required to be made solely as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of gain recognized on the transfer of certain assets of the Target Fund; and

8.

the holding period of the Assets in the hands of the Acquiring Fund will include the period during which those Assets were held by the Target Fund except for any assets which may be marked to market for U.S. federal income tax purposes on the termination of the Target Fund’s taxable year or on which gain was recognized upon the transfer to the Acquiring Fund.

The opinion of Willkie Farr & Gallagher LLP relating to the Reorganization will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Willkie Farr & Gallagher LLP will also rely upon certain representations of the management of the Acquiring Fund and the Target Fund and assume, among other things, that the Reorganization will be consummated in accordance with the operative documents. The opinion will not express an opinion on the effect of the Reorganization on the Target Fund with respect to the recognition of any unrealized gain or loss for any Asset that is required to be marked to market for U.S. federal income tax purposes upon termination of the Target Fund’s taxable year or as a result of the transfer of certain assets of the Target Fund. An opinion of counsel is not binding on the IRS or any court.

The Combined Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the Target Fund and its shareholders.

Prior to the Closing Date, the Target Fund will declare a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Closing Date (after reduction for any capital loss carryforward).

A portion of the assets held by the Target Fund may be sold in connection with the Reorganization, if needed for purposes of the Target Fund’s distribution mentioned in the previous paragraph, and a portion of such assets may be required to be marked to market as a result of the termination of the Target Fund’s taxable year or as a result of the transfer of some of the assets in the Reorganization. The tax impact of any such sales (or deemed sales) will depend on the difference between the price at which such assets are sold (or deemed sold) and the Target Fund’s basis in such assets. Any capital gains recognized in these sales (or deemed sales) on a net basis will be distributed to the Target Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale (or deemed sale) and prior to or on the date of the Reorganization, and such distributions will be taxable to shareholders of the Target Fund.

The Acquiring Fund will succeed to the capital loss carryforwards, if any, of the Target Fund. The capital loss carryforwards of the Funds will be available to offset future capital gains recognized by the Combined Fund, subject to limitations under the Code. These limitations generally apply to a fund that experiences a greater than 50% ownership change as a result of a reorganization. In addition, for five years beginning after the closing date of the Reorganization, the Combined Fund will not be allowed to offset certain pre-Reorganization built-in gains of the Acquiring Fund with the capital loss carryforwards from the Target Fund.

Shareholder Rights and Obligations

The Acquiring Fund has established and designated four classes of shares, par value $0.001 per share, consisting of Investor A shares, Investor C shares, Institutional shares and Class K shares. Only the Investor A shares to be issued to Target Fund shareholders in the Reorganization are offered through this Proxy Statement/Prospectus. Each class of shares represents an interest in the same portfolio of investments of the Acquiring Fund. Each class of shares has equal rights as to voting, redemption, dividends and liquidation, except that each bears different class expenses, including different distribution and service fees, and each has exclusive voting rights with respect to any distribution or service plan applicable to its shares. There are no conversion, preemptive or other subscription rights. The Acquiring Board has the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privileges thereof.

The Acquiring Fund is not required and does not intend to hold annual meetings of shareholders. Shareholders owning at least 10% of the outstanding shares of the Acquiring Fund have the right to call a special meeting to remove trustees or for any other purpose.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the declaration of trust of the Acquiring Trust contains an express disclaimer of shareholder liability for acts or obligations of the Acquiring Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Acquiring Trust or the trustees. The Acquiring Trust’s declaration of trust further provides for indemnification out of the assets and property of the Acquiring Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Acquiring Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Acquiring Trust or the Acquiring Fund itself was unable to meet its obligations. The Acquiring Trust believes the likelihood of the occurrence of these circumstances is remote.

Shareholder Accounts and Plans; Share Certificates

If the Reorganization is approved, the Acquiring Fund will establish an account for each Target Fund shareholder containing the appropriate number of Investor A shares of the Acquiring Fund (including fractional shares to three decimal places). Target Fund shareholders who become holders of Investor A shares of the Acquiring Fund in the Reorganization will become eligible to participate in the account services and privileges available to holders of Investor A shares. For more information about these account services and privileges, see the section of this Proxy Statement/Prospectus entitled “Additional Information About the Acquiring Fund—Account Services and Privileges.”

No certificates for Acquiring Fund shares will be issued as part of the Reorganization.

Comparison of Delaware Statutory Trusts and Massachusetts Business Trusts

The Target Fund is a Delaware statutory trust, and the Acquiring Trust, of which the Acquiring Fund is a series, is a Massachusetts business trust. The following description is based on relevant provisions of applicable Delaware and Massachusetts law and each Fund’s operative documents. This summary does not purport to be complete, and we refer you to applicable Delaware law, Massachusetts law and each Fund’s operative documents.

In General

A fund formed as a Delaware statutory trust, such as the Target Fund, is governed both by the Delaware Statutory Trust Act (the “Delaware Act”) and the trust’s declaration of trust or similar instrument. For the Target Fund, it is the Target Fund’s Agreement and Declaration of Trust (the “Target Fund Declaration”), and bylaws. As is common for Delaware statutory trusts, internal governance matters of the Target Fund are generally a function of the terms of the Target Fund Declaration. The Target Fund has taken advantage of the flexibility of the Delaware Act, which generally defers to the terms of a Delaware statutory trust’s governing instrument with respect to internal affairs.

Under the Delaware Act, unless the governing instrument provides otherwise, shareholders generally are shielded from personal liability for the trust’s debts or obligations to the same extent a shareholder is shielded from a corporation’s debts or obligations. The Target Fund Declaration provides that shareholders of the Target Fund are not personally liable for the acts, obligations or affairs of the Target Fund, and also provides that a shareholder of the Target Fund shall look solely to the property of the Target Fund for satisfaction of claims of any nature arising in connection with the affairs of the Target Fund.

A fund organized as a Massachusetts business trust, such as the Acquiring Trust, of which the Acquiring Fund is a series, is governed by the trust’s declaration of trust or similar instrument. For the Acquiring Trust, it is the Acquiring Trust’s Declaration of Trust (the “Acquiring Trust Declaration”), and bylaws.

Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration of trust. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration of trust.

Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust is a common form of organization for investment companies, including both closed-end funds and open-end funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration of trust and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that statutes, such as the Delaware Act, provide.

Shareholders of a Massachusetts business trust are not afforded the statutory limitation of personal liability for the trust’s obligations generally afforded to shareholders of a corporation. Instead, the declaration of trust of a fund organized as a Massachusetts business trust typically provides that a shareholder will not be personally liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The Acquiring Trust Declaration contains such provisions.

Similarly, the trustees of a Massachusetts business trust are not afforded statutory protection from personal liability for the obligations of the trust. However, courts in Massachusetts have recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration of trust, and declarations of trust may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The Acquiring Trust Declaration contains such provisions.

Delaware Statutory Trusts

The Target Fund is governed by the Delaware Act, the Target Fund Declaration and its bylaws, as amended (the “Target Fund Bylaws,” together with the Target Fund Declaration, the “Target Fund Governing Documents”). Some of the key provisions of the Delaware Act and the Target Fund Governing Documents are summarized below.

Shareholder Voting. Under the Target Fund Declaration, except as provided in Section 11.7 of the Target Fund Declaration, the Target Fund may merge or consolidate with any other corporation, association, trust or other organization or sell, lease or exchange all or substantially all of the Target Fund’s property, including its good will, upon such terms and conditions and for such consideration when and authorized by two-thirds of the Target Fund’s Trustees and approved by either (i) 67% or more of the Target Fund’s outstanding shares present at the meeting, if the holders of more than 50% of such shares are present or represented by proxy or (ii) more than 50% of the Target Fund’s outstanding shares, whichever is less (a “1940 Act Majority Vote”). Under the Target Fund Declaration, the Target Fund may be dissolved only upon approval of not less than 80% of the Trustees. Shareholders of the Target Fund are not entitled to vote on or consent to the adoption of a liquidation plan or the termination of the Target Fund’s existence under the Target Fund Declaration.

In addition, the Target Fund Declaration requires the favorable vote of a majority of the Target Board followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Target Fund, voting separately as a class or series, to approve, adopt or authorize certain transactions with Principal Shareholders (as defined below), unless the transaction has been approved by at least 80% of the Target Fund’s Trustees, in which case a 1940 Act Majority Vote of the Target Fund’s shareholders is required. For purposes of these provisions the term Principal Shareholder refers to any person or entity who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of all outstanding classes or series of shares of beneficial interest of the Target Fund and shall include any affiliate or associate of a Principal Shareholder. The 5% holder transactions subject to these special approval requirements are:

a.	the merger or consolidation of the Target Fund or any subsidiary of the Target Fund with or into any Principal Shareholder;

b.	the issuance of any securities of the Target Fund to any Principal Shareholder for cash (other than pursuant to any automatic dividend reinvestment plan);

c.

the sale, lease or exchange of all or any substantial part of the assets of the Target Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than two percent (2%) of the total assets of the Target Fund, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or

d.

the sale, lease or exchange to the Target Fund or any subsidiary of the Target Fund, in exchange for securities of the Target Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than two percent (2%) of the total assets of the Target Fund, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

To convert the Target Fund to an open-end investment company, the Target Fund Declaration requires the favorable vote of a majority of the Target Board followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Target Fund, voting separately as a class or series, unless such amendment has been approved by at least 80% of the Trustees, in which case a 1940 Act Majority Vote shall be required.

Shareholders may, in accordance with the terms of the Target Fund Bylaws, cause a meeting of shareholders to be held for any proper purpose, except for the election of Trustees. Also, the Target Fund will be required to call a special meeting of shareholders in accordance with the requirements of the 1940 Act to seek approval of new management and advisory arrangements or of a change in fundamental policies, objectives or restrictions.

Election and Removal of Trustees. Shareholders of a closed-end management investment company formed as a Delaware statutory trust generally are entitled to elect and remove trustees under applicable federal law. The Target Fund Governing Documents do not require the Target Fund to hold annual meetings of its shareholders to elect Trustees. The term of office of a Trustee of the Target Fund shall terminate and a vacancy shall occur in the event of the death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office, or removal, of a Trustee. The remaining Trustees on the Target Board may fill a vacancy by appointing a qualified individual by a written instrument signed by a majority of the Trustees then in office or may leave such vacancy unfilled or may reduce the number of Trustees, provided the aggregate number of Trustees after such reduction shall not be less than two.

A Trustee of the Target Fund may be removed from office for cause only, and not without cause, and only by action taken by a majority of the remaining Trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote in an election of the respective Trustee.

Amendments to the Declaration of Trust. Under the Target Fund Declaration, except as provided in Section 11.3(b) of the Target Fund Declaration, the Target Fund Declaration may be amended, after a majority vote of the Trustees approving such amendment, by the affirmative vote of the shareholders of not less than a majority of the shares present in person or represented by proxy at a meeting where quorum is met. The Trustees also may amend the Target Fund Declaration without any vote of shareholders of any class or series to divide the shares of the Target Fund into one or more classes or additional classes, or one or more series of any such class or classes, to determine the rights, powers, preferences, limitations and restrictions of any class or series of shares, to change the name of the Target Fund or any class or series of shares, to make any change that does not adversely affect the relative rights or preferences of any shareholder, as they may deem necessary, or to conform the Target Fund Declaration to the requirements of the 1940 Act or any other applicable federal laws or regulations. No amendment may be made to certain enumerated provisions of the Target Fund Declaration nor may any amendment to the Target Fund Declaration be made that would change any rights with respect to any shares of the Target Fund by reducing the amount payable thereon upon liquidation of the Target Fund or by diminishing or eliminating any voting rights pertaining thereto, except after a majority of the Trustees have approved such amendment, by the affirmative vote of the holders of not less than 75% of the shares of each affected class or series outstanding, voting as separate classes or series, unless such amendment has been approved by 80% of the Trustees, in which case approval by a 1940 Act Majority Vote of the Target Fund’s shareholders is required.

Issuance of Shares. Under the Target Fund Declaration, the Trustees have the power to issue shares in their discretion to such party or parties and for such amount and type of consideration, at such time or times, and on such terms as the Trustees may determine. The Trustees may from time to time divide or combine the shares into a greater or lesser number without thereby changing the proportionate beneficial interest in such shares.

Shareholder, Director and Officer Liability. Under the Target Fund Declaration, shareholders are generally not personally liable for Target Fund property or the acts, obligations or affairs of the Target Fund. Shareholders have the same limitation of personal liability as extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No trustee or officer of the Target Fund will be subject in such capacity to any personal liability whatsoever to any person or entity, save only liability to the Target Fund or its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty to such person or entity. The indemnification provisions and the limitation on liability are both subject to any limitations of the 1940 Act, which generally provides that no director or officer shall be protected from liability to the corporation or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The provisions governing the advance of expenses in the Target Fund Declaration are subject to applicable requirements of the 1940 Act or rules thereunder.

Derivative Actions. Under Delaware law, to bring a derivative action, the plaintiff must be a beneficial owner at the time of bringing the action and either (1) at the time of the transaction of which the plaintiff complains, or (2) plaintiff’s status as a beneficial owner had to have devolved upon plaintiff by operation of law or pursuant to the terms of the governing instrument of the Target Fund from a person who was a beneficial owner at the time of the transaction. Additionally, the Trustees of the Target Board must have refused to bring the action or the plaintiff must be able to show that an effort to cause such trustees to bring the action is not likely to succeed. The governing documents of the Delaware trust and applicable case law at the time of a particular derivative action will establish any additional requirements or limitations with respect to shareholder derivative actions.

Massachusetts Business Trusts

The Acquiring Fund is governed by the Acquiring Trust Declaration and the Acquiring Fund’s bylaws, as amended (the “Acquiring Trust Bylaws,” together with the Acquiring Trust Declaration, the “Acquiring Trust Governing Documents”). Under the Acquiring Trust Declaration, any determination as to what is in the interests of the Acquiring Trust or the Acquiring Fund made by the Trustees in good faith is conclusive, and in construing the provisions of the Acquiring Trust Declaration, there is a presumption in favor of a grant of power to the Trustees. The following is a summary of some of the key provisions of the Acquiring Trust Governing Documents.

Shareholder Voting. The Acquiring Trust Declaration requires a shareholder vote on a number of matters, including, but not limited to, for the election of trustees as set forth in the Acquiring Trust Declaration, to the same extent as the shareholders of a Massachusetts business corporation with respect to derivative suits and class actions, the merger, consolidation and sale of assets of the Acquiring Trust, and matters required to be voted by the 1940 Act. Under the 1940 Act, the Acquiring Fund would be required to hold a shareholder meeting (1) to elect trustees if the appointment of a new trustee would cause the number of trustees elected by shareholders to be less than two-thirds of the total number of trustees; (2) to approve any change in the Acquiring Fund’s fundamental investment policies; (3) to approve material changes in the Acquiring Fund’s investment management or sub-advisory agreement; (4) in certain cases, to approve changes in the distribution and service plan under Rule 12b-1 under the 1940 Act; or (5) to approve certain reorganizations.

The Acquiring Fund does not hold annual meetings. The Acquiring Fund is required to hold a meeting of shareholders when shareholder approvals are required under the 1940 Act or the Acquiring Trust Declaration, as noted above.

For the Acquiring Fund, special meetings of shareholders may be called by the trustees and by the written request of shareholders owning at least 10% of the outstanding shares entitled to vote and the holders of a majority (more than 50%) of the voting power of the shares of beneficial interest of the Fund entitled to vote at a meeting will constitute a quorum for the transaction of business. The Acquiring Trust Declaration provides that the affirmative vote of the holders of a majority (more than 50%) of the shares present in person or by proxy and entitled to vote at a meeting of shareholders at which a quorum is present is required to approve a matter, and for events to which other voting provisions apply under the 1940 Act or the declaration of trust and by-laws, such as the super-majority voting provisions applicable in certain circumstances with respect to a merger, consolidation or dissolution of, or sale of substantially all of the assets by, the Acquiring Fund. Shareholders have no power to vote on any matter except as required by applicable law or the governing documents.

Election and Removal of Trustees. The Acquiring Trust Declaration provides that the trustees determine the size of the Acquiring Board, subject to a minimum and a maximum number. The Acquiring Trust Declaration provides that a trustee holds office until his or her successor has been elected and qualified, except in the event of the death, resignation, removal or adjudicated incapacity of the trustee. Subject to the provisions of the 1940 Act, the Acquiring Trust Declaration also provides that vacancies on the Acquiring Board may be filled by the remaining trustees. Therefore, because the Acquiring Fund is not required to hold annual meetings, the Acquiring Fund will normally not hold meetings of shareholders for the purpose of electing trustees unless and until such time as required by law. For the Acquiring Trust, a trustee may be removed by a written instrument at any time with or without cause signed by at least two-thirds of the remaining trustees.

Issuance of Shares. Under the Acquiring Trust Declaration, the trustees are permitted to issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any preemptive rights to subscribe to additional shares. Shares are subject to such other preferences, conversion, exchange or similar rights, as the trustees may determine.

Classes and Series. The Acquiring Trust Declaration gives broad authority to the trustees to establish classes or series in addition to those currently established and to determine the rights and preferences, including conversion rights, voting powers, restrictions, limitations, qualifications or terms or conditions of redemptions of the shares of the classes or series.

Amendments to Acquiring Trust Declaration. Amendments to the Acquiring Trust Declaration generally require the consent of shareholders owning more than 50% of shares entitled to vote, voting in the aggregate and not by class except to the extent that applicable law may require voting by class. Certain amendments may be made by the trustees without a shareholder vote. The Acquiring Trust Declaration may not be amended in any manner whatsoever that would impair the exemption from personal liability of any person who is or has been a Trustee or shareholder of the Acquiring Trust or that would permit an assessment upon any shareholder or former shareholder.

Shareholder, Trustee and Officer Liability. The Acquiring Trust Governing Documents provide that shareholders have no personal liability for the acts or obligations of the Acquiring Trust and require the Acquiring Trust to indemnify a shareholder from any loss or expense arising solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reasons. Similarly, the Acquiring Trust Governing Documents provide that any person who is a trustee, former trustee or officer of the Acquiring Trust is not personally liable to any person in connection with the affairs of the Acquiring Trust, other than to the Acquiring Trust and its shareholders, arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty. The Acquiring Trust Governing Documents further provide for indemnification of such persons and advancement of the expenses of defending any such actions for which indemnification might be sought. The Acquiring Trust Declaration also provides that Trustees may rely in good faith on expert advice.

Derivative Actions. Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand on the board, requesting the trustees to bring an action, before the shareholder is entitled to bring or maintain a court action or claim on behalf of the entity.

The foregoing is only a summary of certain rights of shareholders under the governing documents of the Target Fund and the Acquiring Trust, of which the Acquiring Fund is a series, and under applicable state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

Legal Matters

Certain legal matters in connection with the issuance of Investor A shares of the Acquiring Fund pursuant to the Reorganization Agreement will be passed upon by Morgan, Lewis & Bockius LLP, Boston, Massachusetts.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

This section provides certain additional information regarding the Acquiring Fund. Effective upon the closing of the Reorganization, the strategies, policies, terms and arrangements of the Acquiring Fund described below will be continued by the Combined Fund.

General

The Acquiring Fund is a diversified, open-end management investment company registered under the 1940 Act. The Acquiring Trust was formed under the laws of the Commonwealth of Massachusetts on April 19, 2018. The Acquiring Trust and its series were organized for the purpose of acquiring the assets of corresponding series of BlackRock Funds II in reorganizations that occurred on September 17, 2018.

Investment Objective, Investment Process, Principal Investment Strategies and Other Strategies

Investment Objective

As noted above, the investment objective of the Acquiring Fund is to seek total return as is consistent with preservation of capital. The Acquiring Fund’s investment objective is a non-fundamental policy of the Acquiring Fund and may not be changed without 30 days’ prior notice to Acquiring Fund shareholders.

Investment Process

The Acquiring Fund is an unconstrained fund (i.e., has the flexibility to invest across all fixed income asset classes) that is managed within a risk controlled framework.

The portfolio managers evaluate portfolio risk in light of the available investment opportunities and prevailing risks in the fixed income market with the goal of delivering attractive risk-adjusted returns. In doing so, the portfolio managers seek to find the appropriate balance between risk mitigation and opportunism.

The portfolio managers do not manage the Acquiring Fund specific to a benchmark, which provides the portfolio managers with flexibility to allocate to and rotate across any sector in the fixed income universe. This strategy provides exposure to areas of the fixed income market which the portfolio managers anticipate will provide value while attempting to minimize exposure to those areas that they anticipate will not provide value. Similarly, the portfolio managers have full duration flexibility with the ability to move (minus) 2 to positive 7 years in duration.

The portfolio managers can institute hedging on a macro level to manage the overall portfolio risk from a duration and credit risk perspective when appropriate.

Principal Investment Strategies

Under normal market conditions, the Acquiring Fund will invest in a combination of fixed income securities, including, but not limited to: high yield securities, international securities, emerging markets debt and mortgages. Depending on market conditions, the Acquiring Fund may invest in other market sectors. Fixed income securities are debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, convertible securities, municipal obligations and zero coupon debt securities. The Acquiring Fund may invest in preferred securities, illiquid investments, ETFs, including affiliated ETFs, and corporate loans. The Acquiring Fund may have short positions in TBA mortgage-backed securities without limit.

The Acquiring Fund may invest significantly in non-investment grade bonds (high yield or junk bonds). Non-investment grade bonds acquired by the Acquiring Fund will generally be in the lower rating categories of the major rating agencies (BB or lower by S&P Global Ratings (“S&P”), a division of S&P Global, Inc., or Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”)) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The Acquiring Fund may invest up to 15% of its net assets in CDOs, of which 10% (as a percentage of the Acquiring Fund’s net assets) may be in CLOs. CDOs are types of asset-backed securities. CLOs are ordinarily issued by a trust or other special purpose entity and are typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer.

The Acquiring Fund may also invest significantly in non-dollar denominated bonds and bonds of emerging market issuers. The Acquiring Fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

The management team may, when consistent with the Acquiring Fund’s investment goal, buy or sell options or futures on a security or an index of securities, or enter into swap agreements including total return, interest rate and credit default swaps, or foreign currency transactions (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a futures contract, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices, during the specified period, in return for periodic payments. The Acquiring Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Acquiring Fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The Acquiring Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or mortgage dollar rolls, which involve a sale by the Acquiring Fund of a mortgage-backed security concurrently with an agreement by the Acquiring Fund to repurchase a similar security at a later date at an agreed-upon price). The Acquiring Fund may invest in indexed and inverse floating rate securities.

The Acquiring Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles that exclusively invest in precious metals, which are designed to provide this exposure without direct investment in physical commodities. The Acquiring Fund may also gain exposure to commodity markets by investing in the Acquiring Fund Subsidiary. The Acquiring Fund Subsidiary invests primarily in commodity-related instruments. The Acquiring Fund Subsidiary may also hold cash and invest in other instruments, including fixed-income securities, either as investments or to serve as margin or collateral for the Acquiring Fund Subsidiary’s derivative positions. BlackRock is the manager of the Acquiring Fund Subsidiary. The Acquiring Fund Subsidiary (unlike the Acquiring Fund) may invest without limitation in commodity-related instruments. However, the Acquiring Fund Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Acquiring Fund. The Acquiring Fund will limit its investments in the Acquiring Fund Subsidiary to 25% of its total assets.

The Acquiring Fund Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Acquiring Fund. As a result, BlackRock, in managing the Acquiring Fund Subsidiary’s portfolio, is subject to the same investment policies and restrictions that apply to the management of the Acquiring Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Acquiring Fund Subsidiary’s portfolio investments and shares of the Acquiring Fund Subsidiary. The Chief Compliance Officer of the Acquiring Fund oversees implementation of the Acquiring Fund Subsidiary’s policies and procedures, and makes periodic reports to the Acquiring Board regarding the Acquiring Fund Subsidiary’s compliance with its policies and procedures. The Acquiring Fund and Acquiring Fund Subsidiary test for compliance with certain investment restrictions on a consolidated basis.

BlackRock provides investment management and other services to the Acquiring Fund Subsidiary pursuant to a separate investment management agreement (the “Subsidiary Management Agreement”). BlackRock does not receive separate compensation from the Acquiring Fund Subsidiary for providing it with investment management or administrative services pursuant to the Subsidiary Management Agreement. However, the Acquiring Fund pays BlackRock based on the Acquiring Fund’s assets, including the assets invested in the Acquiring Fund Subsidiary. BlackRock has entered into sub-advisory agreements with BIL and BSL with respect to the Acquiring Fund Subsidiary. The Acquiring Fund Subsidiary will also enter into separate contracts for the provision of custody, accounting agent and audit services with the same or with affiliates of the same service providers that provide those services to the Acquiring Fund.

The financial statements of the Acquiring Fund Subsidiary will be consolidated with the Acquiring Fund’s financial statements in the Acquiring Fund’s Annual and Semi-Annual Reports. The Acquiring Fund’s annual and semi-annual reports are distributed to shareholders, and copies of the reports are provided without charge upon request as indicated on the back cover of the prospectus. Please refer to the Acquiring Fund SAI for additional information about the organization and management of the Acquiring Fund Subsidiary.

The Acquiring Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Other Strategies

In addition to the principal strategies discussed above, the Acquiring Fund may also invest or engage in the following investments/strategies:

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Borrowing — The Acquiring Fund may borrow for investment purposes, including indirectly through a wholly owned special purpose vehicle, or for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions, subject to the limits set forth under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

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Equity Securities — The Acquiring Fund may invest in common stocks or other equity securities. In addition, the Acquiring Fund may acquire and hold such securities (or rights to acquire such securities) in unit offerings with fixed-income securities, in connection with an amendment, waiver, conversion or exchange of fixed income securities, in connection with the bankruptcy or workout of a distressed fixed income security, or upon the exercise of a right or warrant obtained on account of a fixed income security.

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Investment Companies — In addition to ETFs, the Acquiring Fund has the ability to invest in other investment companies, such as open-end and closed-end funds. The Acquiring Fund may invest in affiliated investment companies, including affiliated money market funds.

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Real Estate Investment Trusts (“REITs”) — The Acquiring Fund may invest in REITs. REITs are companies that own interests in real estate or in real estate-related loans or other interests, and have revenue primarily consisting of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with the requirements of the Code.

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Short Sales — The Acquiring Fund may engage in short sales for hedging purposes or to enhance total return. A short sale is a transaction in which the Acquiring Fund sells securities borrowed from others with the expectation that the price of the security will fall before the Acquiring Fund must purchase the security to return it to the lender. The Acquiring Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 5% of the value of its net assets. For the avoidance of doubt, such limit will not apply to short sales of TBA mortgage-backed securities.

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Temporary Defensive Strategies — For temporary defensive purposes, the Acquiring Fund may depart from its principal investment strategies and may restrict the markets in which it invests and may invest without limitation in cash, cash equivalents, money market securities, such as U.S. Treasury and agency obligations, other U.S. Government securities, short-term debt obligations of corporate issuers, certificates of deposit, bankers acceptances, commercial paper (short-term, unsecured, negotiable promissory notes of a domestic or foreign issuer) or other high quality fixed-income securities. Temporary defensive positions may affect the Acquiring Fund’s ability to achieve its investment objective.

Investment Risks

The Acquiring Fund’s principal risks are described above under “Synopsis—Comparative Risk Information.”

The Acquiring Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies, including:

Borrowing Risk — Borrowing may exaggerate changes in the net asset value of Acquiring Fund shares and in the return on the Acquiring Fund’s portfolio. Borrowing will cost the Acquiring Fund (including indirectly through a wholly owned special purpose vehicle that employs borrowing) interest expense and other fees. The costs of borrowing may reduce the Acquiring Fund’s return. Borrowing may cause the Acquiring Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.

Cyber Security Risk — Failures or breaches of the electronic systems of the Acquiring Fund, the Acquiring Fund’s adviser, distributor, and other service providers, or the issuers of securities in which the Acquiring Fund invests have the ability to cause disruptions and negatively impact the Acquiring Fund’s business operations, potentially resulting in financial losses to the Acquiring Fund and its shareholders. While the Acquiring Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Acquiring Fund cannot control the cyber security plans and systems of the Acquiring Fund’s service providers or issuers of securities in which the Acquiring Fund invests.

Equity Securities Risk — Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by the Acquiring Fund could decline if the financial condition of the companies the Acquiring Fund invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Expense Risk — Acquiring Fund expenses are subject to a variety of factors, including fluctuations in the Acquiring Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Acquiring Fund’s net assets decrease due to market declines or redemptions, the Acquiring Fund’s expenses will increase as a percentage of Acquiring Fund net assets. During periods of high market volatility, these increases in the Acquiring Fund’s expense ratio could be significant.

Inflation-Indexed Bonds Risk — The principal value of an investment is not protected or otherwise guaranteed by virtue of the Acquiring Fund’s investments in inflation-indexed bonds.

Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal value.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the Acquiring Fund’s gross income. Due to original issue discount, the Acquiring Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Acquiring Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

Large Shareholder and Large-Scale Redemption Risk — Certain shareholders, including a third-party investor, the Acquiring Fund’s adviser or an affiliate of the Acquiring Fund’s adviser, or another entity, may from time to time own or manage a substantial amount of Acquiring Fund shares or may invest in the Acquiring Fund and hold its investment for a limited period of time. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment or that the size of the Acquiring Fund would be maintained. Redemptions of a large number of Acquiring Fund shares by these shareholders may adversely affect the Acquiring Fund’s liquidity and net assets. These redemptions may force the Acquiring Fund to sell portfolio securities to meet redemption requests when it might not otherwise do so, which may negatively impact the Acquiring Fund’s NAV and increase the Acquiring Fund’s brokerage costs and/or accelerate the realization of taxable income and cause the Acquiring Fund to make taxable distributions to its shareholders earlier than the Acquiring Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such tax year. The Acquiring Fund also may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Acquiring Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. In addition, large redemptions can result in the Acquiring Fund’s current expenses being allocated over a smaller asset base, which generally results in an increase in the Acquiring Fund’s expense ratio. Because large redemptions can adversely affect a portfolio manager’s ability to implement a fund’s investment strategy, the Acquiring Fund also reserves the right to redeem in-kind, subject to certain conditions. In addition, large purchases of Acquiring Fund shares may adversely affect the Acquiring Fund’s performance to the extent that the Acquiring Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, diluting its investment returns.

LIBOR Risk — The Acquiring Fund may be exposed to financial instruments that are tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value.

The United Kingdom’s Financial Conduct Authority announced a phase out of LIBOR such that after June 30, 2023, the overnight, 1-month, 3-month, 6-month and 12-month U.S. dollar LIBOR settings will cease to be published or will no longer be representative. All other LIBOR settings and certain other interbank offered rates, such as the Euro Overnight Index Average, ceased to be published or representative after December 31, 2021. The Secured Overnight Financing Rate (“SOFR”) is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (“repo”) market and has been used increasingly on a voluntary basis in new instruments and transactions. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the Adjustable Interest Rate Act, which provides a statutory fallback mechanism to replace LIBOR, by identifying benchmark rates based on SOFR that will replace LIBOR in certain financial contracts after June 30, 2023. These regulations apply only to contracts governed by U.S. law, among other limitations. The regulations include provisions that (i) provide a safe harbor for selection or use of a replacement benchmark rate selected by the Federal Reserve Board; (ii) clarify who may choose the replacement benchmark rate selected by the Federal Reserve Board; and (iii) ensure that contracts adopting a replacement benchmark rate selected by the Federal Reserve Board will not be interrupted or terminated following the replacement of LIBOR.

Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Parties to contracts, securities or other instruments using LIBOR may disagree on transition rates or the application of transition regulation, potentially resulting in uncertainty of performance and the possibility of litigation. The Acquiring Fund may have instruments linked to other interbank offered rates that may also cease to be published in the future.

REIT Investment Risk — In addition to the risks facing real estate-related securities, such as a decline in property values due to increasing vacancies, a decline in rents resulting from unanticipated economic, legal or technological developments or a decline in the price of securities of real estate companies due to a failure of borrowers to pay their loans or poor management, investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings of securities and may be more volatile than other securities. REIT issuers may also fail to maintain their exemptions from investment company registration or fail to qualify for the “dividends paid deduction” under the Code, which allows REITs to reduce their corporate taxable income for dividends paid to their shareholders. Ordinary REIT dividends received by the Acquiring Fund and distributed to the Acquiring Fund’s shareholders will generally be taxable as ordinary income and will not constitute “qualified dividend income.” However, for tax years beginning after December 31, 2017 and before January 1, 2026, a non-corporate taxpayer who is a direct REIT shareholder may claim a 20% “qualified business income” deduction for ordinary REIT dividends, and a regulated investment company may report dividends as eligible for this deduction to the extent the regulated investment company’s income is derived from ordinary REIT dividends (reduced by allocable regulated investment company expenses). A shareholder may treat the dividends as such provided the regulated investment company and the shareholder satisfy applicable holding period requirements.

Short Sales Risk — Because making short sales in securities that it does not own exposes the Acquiring Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Acquiring Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Acquiring Fund replaces the security sold short. The Acquiring Fund will realize a gain if the security declines in price between those dates. As a result, if the Acquiring Fund makes short sales in securities that increase in value, it will likely underperform similar funds that do not make short sales in securities they do not own. There can be no assurance that the Acquiring Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although the Acquiring Fund’s gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold. The Acquiring Fund may also pay transaction costs and borrowing fees in connection with short sales.

U.S. Companies that Generate Revenue Abroad Risk — Many U.S. companies in which the Acquiring Fund may invest generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S. dollar. These factors, taken as a whole, could adversely affect the price of Acquiring Fund shares.

Valuation Risk — The price the Acquiring Fund could receive upon the sale of any particular portfolio investment may differ from the Acquiring Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Acquiring Fund, and the Acquiring Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The Acquiring Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Investments in a Particular Geographic Region or Country

Asia-Pacific Countries — In addition to the risks of investing in non-U.S. securities and the risks of investing in emerging markets, the developing market Asia-Pacific countries are subject to certain additional or specific risks. In many of these markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region such as in Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States.

Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision- making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a substantial role in regulating and supervising the economy.

Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors.

The rights of investors in developing market Asia-Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.

Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities. For example, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company.

Europe — Any adverse developments in connection with the ongoing development of the Economic and Monetary Union (EMU) could potentially destabilize the EMU and/or could adversely affect the Acquiring Fund’s European investments.

Japan — There are special risks associated with investments in Japan. Because the Acquiring Fund invests in Japan, the value of the Acquiring Fund’s shares may vary widely in response to political and economic factors affecting companies in Japan. Political, social or economic disruptions in Japan or in other countries in the region may adversely affect the values of Japanese securities and thus the Acquiring Fund’s holdings. Additionally, since securities in Japan are denominated and quoted in yen, the value of the Acquiring Fund’s Japanese securities as measured in U.S. dollars may be affected by fluctuations in the value of the Japanese yen relative to the U.S. dollar. Japanese securities are also subject to the more general risks associated with foreign securities, which are discussed above.

Latin America — The economies of Latin American countries have in the past experienced considerable difficulties, including high inflation rates and high interest rates. The emergence of the Latin American economies and securities markets will require continued economic and fiscal discipline that has been lacking at times in the past, as well as stable political and social conditions. International economic conditions, particularly those in the United States, as well as world prices for oil and other commodities may also influence the development of the Latin American economies.

Some Latin American currencies have experienced steady devaluations relative to the U.S. dollar and certain Latin American countries have had to make major adjustments in their currencies from time to time. In addition, governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Governmental actions in the future could have a significant effect on economic conditions in Latin American countries, which could affect the companies in which the Acquiring Fund invests and, therefore, the value of Acquiring Fund shares. As noted, in the past, many Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. For companies that keep accounting records in the local currency, inflation accounting rules in some Latin American countries require, for both tax and accounting purposes, that certain assets and liabilities be restated on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain Latin American companies. Inflation and rapid fluctuations in inflation rates have had, and could, in the future, have very negative effects on the economies and securities markets of certain Latin American countries.

Substantial limitations may exist in certain countries with respect to the Acquiring Fund’s ability to repatriate investment income, capital or the proceeds of sales of securities. The Acquiring Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Acquiring Fund of any restrictions on investments.

Certain Latin American countries have entered into regional trade agreements that are designed to, among other things, reduce barriers between countries, increase competition among companies and reduce government subsidies in certain industries. No assurance can be given that these changes will be successful in the long-term, or that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be fully implemented, or will be partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants’ national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Latin American markets, an undermining of Latin American economic stability, the collapse or slowdown of the drive towards Latin American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on the Acquiring Fund’s investments in Latin America generally or in specific countries participating in such trade agreements.

Other Latin American market risks include foreign exchange controls, difficulties in pricing securities, defaults on sovereign debt, difficulties in enforcing favorable legal judgments in local courts and political and social instability. Legal remedies available to investors in certain Latin American countries may be less extensive than those available to investors in the United States or other foreign countries.

Russia — Because of the recent formation of the Russian securities markets, the underdeveloped state of Russia’s banking and telecommunication system and the legal and regulatory framework in Russia, settlement, clearing and registration of securities transactions are subject to additional risks. Prior to 2013, there was no central registration system for equity share registration in Russia and registration was carried out either by the issuers themselves or by registrars located throughout Russia. These registrars may not have been subject to effective state supervision or licensed with any governmental entity. In 2013, Russia established the National Settlement Depository (“NSD”) as a recognized central securities depository, and title to Russian equities is now based on the records of the NSD and not on the records of the local registrars. The implementation of the NSD is generally expected to decrease the risk of loss in connection with recording and transferring title to securities; however, loss may still occur. Additionally, issuers and registrars remain prominent in the validation and approval of documentation requirements for corporate action processing in Russia, and there remain inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. To the extent that the Acquiring Fund suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for the Acquiring Fund to enforce its rights or otherwise remedy the loss.

In addition, Russia also may attempt to assert its influence in the region through economic or even military measures, as it did with Georgia in the summer of 2008 and the Ukraine in 2014 and 2022. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions, including declines in its stock markets and the value of the ruble against the U.S. dollar, are impossible to predict, but could be significant. Any such disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians, may impact Russia’s economy and Russian issuers of securities in which the Acquiring Fund invests. Actual and threatened responses to such military action may also impact the markets for certain Russian commodities, such as oil and natural gas, as well as other sectors of the Russian economy, and may likely have collateral impacts on such sectors globally.

Governments in the United States and many other countries (collectively, the “Sanctioning Bodies”) have imposed economic sanctions on certain Russian individuals, including politicians, and Russian corporate and banking entities. The Sanctioning Bodies, or others, could also institute broader sanctions on Russia, including banning Russia from global payments systems that facilitate cross-border payments. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities and/or funds invested in prohibited assets, impairing the ability of the Acquiring Fund to buy, sell, receive or deliver those securities and/or assets. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities.

Investments in a Particular Market Segment

Energy and Natural Resources Risk — The Acquiring Fund’s investments in energy and natural resources companies are especially affected by variations in the commodities markets (that may be due to market events, regulatory developments or other factors that the Acquiring Fund cannot control) and these companies may lack the resources and the broad business lines to weather hard times. Energy companies can be significantly affected by the supply of and demand for specific products and services, the supply of and demand for oil and gas, the price of oil and gas, exploration and production spending, government regulation, world events and economic conditions. Natural resources companies can be significantly affected by events relating to international political developments, energy conservation, the success of exploration projects, commodity prices, and tax and government regulations.

Financial Services Industry Risk — When interest rates go up, the value of securities issued by many types of financial services companies generally goes down. In many countries, financial services and the companies that provide them are regulated by governmental entities, which can increase costs for new services or products and make it difficult to pass increased costs on to consumers. In certain areas, deregulation of financial services companies has resulted in increased competition and reduced profitability for certain companies.

The profitability of many types of financial services companies may be adversely affected in certain market cycles, including periods of rising interest rates, which may restrict the availability and increase the cost of capital, and declining economic conditions, which may cause credit losses due to financial difficulties of borrowers. Because many types of financial services companies are vulnerable to these economic cycles, the Acquiring Fund’s investments may lose value during such periods.

Health Sciences and Healthcare Companies Risk — The Acquiring Fund’s investments in health sciences companies are subject to a number of risks, including the adverse impact of legislative actions and government regulations. These actions and regulations can affect the approval process for patents, medical devices and drugs, the funding of research and medical care programs, and the operation and licensing of facilities and personnel. The goods and services of health sciences companies are subject to risks of rapid technological change and obsolescence, product liability litigation, and intense price and other competitive pressures.

Science and Technology Risk — The Acquiring Fund’s investments in science and technology companies exposes the Acquiring Fund to special risks. For example, rapid advances in science and technology might cause existing products to become obsolete, and the Acquiring Fund’s returns could suffer to the extent it holds an affected company’s shares. Companies in a number of science and technology industries are also subject to more government regulations and approval processes than many other industries. This fact may affect a company’s overall profitability and cause its stock price to be more volatile. Additionally, science and technology companies are dependent upon consumer and business acceptance as new technologies evolve.

Utilities and Telecommunications Risk — When interest rates go up, the value of securities issued by utilities companies, such as electric, water and gas companies, and telecommunications companies historically has gone down. Although the average dividend yield of utilities and telecommunications industry stocks has been higher than those of other companies, the total return of utilities and telecommunications securities has historically underperformed those of industrial companies. In most countries and localities, the utilities and telecommunications industry is regulated by governmental entities, which can increase costs and delays for new projects and make it difficult to pass increased costs on to consumers. In certain areas, deregulation of utilities and telecommunications companies has resulted in increased competition and reduced profitability for certain companies, and increased the risk that a particular company will become bankrupt or fail completely. Reduced profitability, as well as new uses for or additional need of funds (such as for expansion, operations or stock buybacks), could result in reduced dividend payout rates for utilities and telecommunications companies. In addition, utilities and telecommunications companies face the risk of increases in the cost and reduced availability of fuel (such as oil, coal, natural gas or nuclear energy) and potentially high interest costs for borrowing to finance new projects.

Sales Loads

Investor A Shares — Initial Sales Charge Option

The following table shows the front-end sales charges that you may pay if you buy Investor A shares of the Acquiring Fund. The offering price for Investor A shares includes any front-end sales charge. The front-end sales charge expressed as a percentage of the offering price may be higher or lower than the charge described below due to rounding. Similarly, any contingent deferred sales charge paid upon certain redemptions of Investor A shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described below due to rounding. You may qualify for a reduced front-end sales charge. Purchases of Investor A shares at certain fixed dollar levels, known as “breakpoints,” cause a reduction in the front-end sales charge. Once you achieve a breakpoint, you pay that sales charge on your entire purchase amount (and not just the portion above the breakpoint). If you select Investor A shares, you will pay a sales charge at the time of purchase as shown in the following table.

Your Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment[1]	Dealer Compensation as a % of Offering Price
Less than $25,000	4.00%	4.17%	3.75%
$25,000 but less than $100,000	3.75%	3.90%	3.50%
$100,000 but less than $250,000	3.50%	3.63%	3.25%
$250,000 but less than $500,000	2.50%	2.56%	2.25%
$500,000 and over[2]	0.00%	0.00%	— [2]
[1]	Rounded to the nearest one-hundredth percent.

[2]

If you invest $500,000 or more in Investor A shares, you will not pay an initial sales charge. In that case, BlackRock compensates the Financial Intermediary from its own resources. However, if you redeem your shares within 18 months after purchase, you may be charged a deferred sales charge of 0.75% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. Such deferred sales charge may be waived in connection with certain fee-based programs.

No initial sales charge applies to Investor A shares that you buy through reinvestment of Acquiring Fund dividends or capital gains.

Sales Charges Reduced or Eliminated for Investor A Shares

There are several ways in which the sales charge can be reduced or eliminated. Purchases of Investor A shares at certain fixed dollar levels, known as “breakpoints,” cause a reduction in the front-end sales charge (as described above in the “Investor A Shares — Initial Sales Charge Option” section). Additionally, the front-end sales charge can be reduced or eliminated through one or a combination of the following: a Letter of Intent, the right of accumulation, the reinstatement privilege (described under “Account Services and Privileges”), or a waiver of the sales charge (described below).

Reductions or eliminations through a Letter of Intent or right of accumulation will apply to the value of all qualifying holdings in shares of mutual funds sponsored and advised by BlackRock or its affiliates (“BlackRock Funds”) owned by (a) the investor, or (b) the investor’s spouse and any children and a trust, custodial account or fiduciary account for the benefit of any such individuals. For this purpose, the value of an investor’s holdings means the offering price of the newly purchased shares (including any applicable sales charge) plus the current value (including any sales charges paid) of all other shares the investor already holds taken together.

See the “Intermediary-Defined Sales Charge Waiver Policies” section in Appendix C for sales charge reductions and waivers that may be available to customers of certain Financial Intermediaries.

Qualifying Holdings — Investor A and A1, Investor C, Investor P, Institutional, Class K and Premier shares (in most BlackRock Funds), investments in certain unlisted closed-end management investment companies sponsored and advised by BlackRock or its affiliates (“Eligible Unlisted BlackRock Closed-End Funds”) and investments in the BlackRock CollegeAdvantage 529 Program.

Qualifying Holdings may include shares held in accounts held at a Financial Intermediary, including personal accounts, certain retirement accounts, UGMA/UTMA accounts, Joint Tenancy accounts, trust accounts and Transfer on Death accounts, as well as shares purchased by a trust of which the investor is a beneficiary. For purposes of the Letter of Intent and right of accumulation, the investor may not combine with the investor’s other holdings shares held in pension, profit sharing or other employer-sponsored retirement plans if those shares are held in the name of a nominee or custodian.

In order to receive a reduced sales charge, at the time an investor purchases shares of the Acquiring Fund, the investor should inform the Financial Intermediary and/or BlackRock Funds of any other shares of the Acquiring Fund or any other BlackRock Fund or Eligible Unlisted BlackRock Closed-End Fund that qualify for a reduced sales charge. Failure by the investor to notify the Financial Intermediary or BlackRock Funds may result in the investor not receiving the sales charge reduction to which the investor is otherwise entitled.

The Financial Intermediary or BlackRock Funds may request documentation — including account statements and records of the original cost of the shares owned by the investor, the investor’s spouse and/or children showing that the investor qualifies for a reduced sales charge. The investor should retain these records because — depending on where an account is held or the type of account — the Acquiring Fund and/or the Financial Intermediary, BlackRock Funds or Eligible Unlisted BlackRock Closed-End Funds may not be able to maintain this information.

For more information, see the Acquiring Fund SAI or contact your Financial Intermediary.

Letter of Intent

An investor may qualify for a reduced front-end sales charge immediately by signing a “Letter of Intent” stating the investor’s intention to make one or more of the following investments within the next 13 months which would, if bought all at once, qualify the investor for a reduced sales charge:

•	Buy a specified amount of Investor A, Investor C, Investor P, Institutional, Class K and/or Premier shares,

•	Make an investment in one or more Eligible Unlisted BlackRock Closed-End Funds and/or

•	Make an investment through the BlackRock CollegeAdvantage 529 Program in one or more BlackRock Funds.

The initial investment must meet the minimum initial purchase requirement. The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by the Acquiring Fund.

The market value of current holdings in the BlackRock Funds (including Investor A, Investor C, Investor P, Institutional, Class K and Premier shares, Eligible Unlisted BlackRock Closed-End Funds and the BlackRock CollegeAdvantage 529 Program Class A and Class C Units) as of the date of commencement that are eligible under the Right of Accumulation may be counted towards the sales charge reduction.

The investor must notify the Acquiring Fund of (i) any current holdings in the BlackRock Funds, Eligible Unlisted BlackRock Closed-End Funds and/or the BlackRock CollegeAdvantage 529 Program that should be counted towards the sales charge reduction and (ii) any subsequent purchases that should be counted towards the Letter of Intent.

During the term of the Letter of Intent, the Acquiring Fund will hold Investor A shares representing up to 5% of the indicated amount in an escrow account for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. If the full amount indicated is not purchased within the 13-month period, and the investor does not pay the higher sales load within 20 days, the Acquiring Fund will redeem enough of the Investor A shares held in escrow to pay the difference.

Right of Accumulation

Investors have a “right of accumulation” under which any of the following may be combined with the amount of the current purchase in determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge:

•	The current value of an investor’s existing Investor A and A1, Investor C, Investor P, Institutional, Class K and Premier shares in most BlackRock Funds,

•	The current value of an investor’s existing shares of Eligible Unlisted BlackRock Closed-End Funds and

•	The investment in the BlackRock CollegeAdvantage 529 Program by the investor or by or on behalf of the investor’s spouse and children.

Financial Intermediaries may value current holdings of their customers differently for purposes of determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge, although customers of the same Financial Intermediary will be treated similarly. In order to use this right, the investor must alert BlackRock to the existence of any previously purchased shares.

Other Front-End Sales Charge Waivers

The following persons may also buy Investor A shares without paying a sales charge:

i.	Certain employer-sponsored retirement plans. For purposes of this waiver, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs;

ii.

Rollovers of current investments through certain employer-sponsored retirement plans, provided the shares are transferred to the same BlackRock Fund as either a direct rollover, or subsequent to distribution, the rolled-over proceeds are contributed to a BlackRock IRA through an account directly with the Acquiring Fund; or purchases by IRA programs that are sponsored by Financial Intermediary firms provided the Financial Intermediary firm has entered into a Class A Net Asset Value agreement with respect to such program with the Distributor;

iii.	Insurance company separate accounts;

iv.	Registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in the Acquiring Fund;

v.	Persons participating in a fee-based program (such as a wrap account) under which they pay advisory fees to a broker-dealer or other financial institution;

vi.

Financial Intermediaries who have entered into an agreement with the Distributor and have been approved by the Distributor to offer Acquiring Fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee;

vii.

Persons associated with the Acquiring Fund, the Acquiring Fund’s manager, the Acquiring Fund’s sub-adviser, transfer agent, Distributor, fund accounting agents, Barclays PLC and their respective affiliates (to the extent permitted by these firms) including: (a) officers, directors and partners; (b) employees and retirees; (c) employees of firms who have entered into selling agreements to distribute shares of BlackRock Funds; (d) immediate family members of such persons; and (e) any trust, pension, profit-sharing or other benefit plan for any of the persons set forth in (a) through (d);

viii.	State sponsored 529 college savings plans; and

ix.	Accounts opened directly with the Acquiring Fund that do not have a Financial Intermediary associated with the account.

In addition, a sales charge waiver may be available for investors exchanging Investor P Shares of another BlackRock Fund for Investor A shares of the Acquiring Fund through an intermediary-processed exchange, provided that the investor had previously paid a sales charge with respect to such shares.

In addition, Financial Intermediaries may, in connection with a change in account type or otherwise in accordance with a Financial Intermediary’s policies and procedures, exchange one class of shares for Investor A shares of the same Fund. In such cases, such exchange would not be subject to an Investor A shares sales charge. The availability of Investor A shares sales charge waivers may depend on the policies, procedures and trading platforms of your Financial Intermediary; consult your financial adviser.

See the “Intermediary-Defined Sales Charge Waiver Policies” section in Appendix C for sales charge reductions and waivers that may be available to customers of certain Financial Intermediaries.

Investor A Shares at Net Asset Value

If you invest $500,000 or more in Investor A shares, you will not pay any initial sales charge. However, if you redeem your Investor A shares within 18 months after purchase, you may be charged a deferred sales charge of 0.75% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. For a discussion on waivers, see “—Contingent Deferred Sales Charge Waivers” below.

If you are eligible to buy both Investor A and Institutional shares, you should buy Institutional shares since Investor A shares are subject to a front-end sales charge and an annual 0.25% service fee, while Institutional shares are not. The Distributor normally pays the annual Investor A shares service fee to dealers as a shareholder servicing fee on a monthly basis.

If the Reorganization is consummated, current Target Fund shareholders, as shareholders of the Combined Fund, may be able to exchange their Investor A shares received in the Reorganization for shares of another class of the Combined Fund for which they are eligible. Such shareholders should consult their tax advisers regarding the potential tax consequences of such an exchange.

Contingent Deferred Sales Charge Waivers

The deferred sales charge relating to Investor A shares may be reduced or waived in certain circumstances, such as:

i.	Redemptions of shares purchased through certain employer-sponsored retirement plans and rollovers of current investments in the Acquiring Fund through such plans;

ii.	Exchanges pursuant to the exchange privilege, as described in “How to Buy, Sell, Exchange and Transfer Shares—How to Exchange Shares or Transfer Your Account”;

iii.	Redemptions made in connection with minimum required distributions from IRA or 403(b)(7) accounts due to the shareholder reaching the age of 72;

iv.	Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1⁄2 years old and you purchased your shares prior to October 2, 2006;

v.	Redemptions made with respect to certain retirement plans sponsored by the Acquiring Fund, BlackRock or an affiliate;

vi.

Redemptions resulting from shareholder death as long as the waiver request is made within one year of death or, if later, reasonably promptly following completion of probate (including in connection with the distribution of account assets to a beneficiary of the decedent);

vii.	Withdrawals resulting from shareholder disability (as defined in the Code) as long as the disability arose subsequent to the purchase of the shares;

viii.	Involuntary redemptions made of shares in accounts with low balances;

ix.	Certain redemptions made through the Systematic Withdrawal Plan (“SWP”) offered by the Acquiring Fund, BlackRock or an affiliate;

x.	Redemptions related to the payment of BNY Mellon Investment Servicing Trust Company custodial IRA fees; and

xi.	Redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Acquiring Fund.

See the “Intermediary-Defined Sales Charge Waiver Policies” section in Appendix C for sales charge reductions and waivers that may be available to customers of certain Financial Intermediaries. More information about existing sales charge reductions and waivers is available free of charge in a clear and prominent format via hyperlink at www.blackrock.com and in the Acquiring Fund SAI, which is available on the website or on request.

Combined Fund. Effective upon the closing of the Reorganization, the foregoing policies will apply to the Combined Fund.

Distributor; Distribution and Service Fees

BlackRock Investments, LLC (previously defined as “BRIL” or the “Distributor”), 50 Hudson Yards, New York, New York 10001, an affiliate of BlackRock, acts as the Acquiring Fund’s distributor.

Plan Payments

The Acquiring Trust, on behalf of the Acquiring Fund, has adopted a plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to its shares that allows the Acquiring Fund to pay distribution fees for the sale of its shares and/or shareholder servicing fees for certain services provided to its shareholders.

Under the Plan, Investor A shares do not pay distribution fees, but do pay shareholder servicing fees (also referred to as general shareholder liaison services fees) to Financial Intermediaries for providing support services to their customers who own Investor A shares of the Acquiring Fund. The shareholder servicing fee payment is equal to 0.25% of the average daily net asset value of Investor A shares of the Acquiring Fund.

In return for the shareholder servicing fee, Financial Intermediaries (including BlackRock) may provide one or more of the following services to their customers who own Investor A shares of the Acquiring Fund:

•

Answering customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions or repurchases of shares may be effected and certain other matters pertaining to the customers’ investments;

•	Assisting customers in designating and changing dividend options, account designations and addresses; and

•	Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plan are paid to compensate Financial Intermediaries for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of the Acquiring Fund’s shares.

Because the fees paid by the Acquiring Fund under the Plan are paid out of Acquiring Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For more information on the Plan, including a complete list of services provided thereunder, see the Acquiring Fund SAI.

Other Payments by the Acquiring Fund

In addition to fees that the Acquiring Fund may pay to a Financial Intermediary pursuant to the Plan and fees the Acquiring Fund pays to the Transfer Agent, BlackRock, on behalf of the Acquiring Fund, may enter into non-Plan agreements with affiliated and unaffiliated Financial Intermediaries pursuant to which the Acquiring Fund will pay a Financial Intermediary for administrative, networking, recordkeeping, sub-transfer agency, sub-accounting and/or shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Acquiring Fund shareholders serviced by a Financial Intermediary or (2) a fixed dollar amount for each account serviced by a Financial Intermediary. The aggregate amount of these payments may be substantial.

Other Payments by BlackRock

From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency, sub-accounting and shareholder services described above at its or their own expense and out of its or their profits. BlackRock, the Distributor and their affiliates may also compensate affiliated and unaffiliated Financial Intermediaries for the sale and distribution of shares of the Acquiring Fund. These payments would be in addition to the Acquiring Fund payments described in this Proxy Statement/Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Financial Intermediary, may be based on a percentage of the value of shares sold to, or held by, customers of the Financial Intermediary or may be calculated on another basis. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial and, in some circumstances, may create an incentive for a Financial Intermediary, its employees or associated persons to recommend or sell shares of the Acquiring Fund to you.

Please contact your Financial Intermediary for details about payments it may receive from the Acquiring Fund or from BlackRock, the Distributor or their affiliates. For more information, see the Acquiring Fund SAI.

Combined Fund. Following the closing of the Reorganization, the Acquiring Fund’s distribution and service fees will be applied to investors.

Dividends, Distributions and Taxes

The Acquiring Fund makes two kinds of distributions to shareholders: net investment income and net realized capital gains.

Distributions of net investment income derived by the Acquiring Fund are paid within 10 days after the end of each month. The Acquiring Board may change the timing of such dividend payments.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Acquiring Fund at least annually at a date determined by the Acquiring Board. The Acquiring Fund may also pay a special distribution at the end of the calendar year to comply with U.S. Federal tax requirements.

Your distributions will be reinvested at net asset value in new shares of the same class of the Acquiring Fund unless you instruct the Transfer Agent in writing to pay them in cash. There are no sales charges on these reinvestments. You will pay tax on dividends from the Acquiring Fund whether you receive them in cash or additional shares.

Distributions that are declared in October, November or December, but paid in January are taxable as if they were paid in December.

When you sell your shares of the Acquiring Fund, you may realize a capital gain or loss. Use of the exchange privilege also will be treated as a taxable event because it will be deemed a redemption and subsequent purchase of the shares involved. Therefore, use of the exchange privilege may be subject to federal, state and local income tax.

Distributions reported for tax purposes by the Acquiring Fund as capital gain dividends will be eligible for reduced capital gain tax rates. Gains and losses realized on the sale of foreign bonds will be treated as ordinary income and loss to the extent attributable to changes in exchange rates.

If more than half of the total asset value of the Acquiring Fund is invested in non-U.S. securities or other Underlying Funds, the Acquiring Fund may elect to “pass through” to its shareholders the amount of non-U.S. income taxes paid by it or by Underlying Funds. In such case, you would be required to include your proportionate share of such taxes in your income and may be entitled to deduct or credit such taxes when computing your taxable income.

A 3.8% Medicare tax is imposed on the net investment income (which includes, but is not limited to, interest, dividends and net gain from investments) of U.S. individuals with income exceeding $200,000, or $250,000 if married filing jointly, and of trusts and estates.

Your dividends and redemption proceeds will be subject to backup withholding tax if you have not provided a taxpayer identification number or social security number or the number you have provided is incorrect.

If you are neither a tax resident nor a citizen of the United States or if you are a foreign entity (other than a pass-through entity to the extent owned by U.S. persons), the Acquiring Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies. However, certain distributions reported by the Acquiring Fund as capital gain dividends, interest-related dividends or short-term capital gain dividends and paid to a foreign shareholder may be eligible for an exemption from U.S. withholding tax.

Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) certain foreign financial institutions and investment funds, and (ii) certain other foreign entities. To avoid withholding, foreign financial institutions and investment funds will generally either need to (a) collect and report to the IRS detailed information identifying their U.S. accounts and U.S. account holders, comply with due diligence procedures for identifying U.S. accounts and withhold tax on certain payments made to noncomplying foreign entities and account holders or (b) if an intergovernmental agreement is entered into and implementing legislation is adopted, comply with the agreement and legislation. Other foreign entities will generally either need to provide detailed information identifying each substantial U.S. owner or certify there are no such owners.

The Acquiring Fund Subsidiary will not be subject to U.S. federal income tax. It will, however, be considered a controlled foreign corporation, and the Acquiring Fund will be required to include as income annually amounts earned by the Acquiring Fund Subsidiary during that year. Based on final regulations on which taxpayers may rely for taxable years beginning after September 28, 2016, the Acquiring Fund anticipates treating the income and gain generated from its investment in the Acquiring Fund Subsidiary as “qualifying income” for regulated investment company qualification purposes. Gains from the sales of investments by the Acquiring Fund Subsidiary will not be eligible for capital gains treatment but instead will be treated as ordinary income when included in income by the Acquiring Fund. Furthermore, the Acquiring Fund will distribute net investment income, if any, and net realized capital gain, if any, at least annually, on such Acquiring Fund Subsidiary income, whether or not the Acquiring Fund Subsidiary makes a distribution to the Acquiring Fund during the taxable year.

This section summarizes some of the consequences under current federal tax law of an investment in the Acquiring Fund. It is not a substitute for individualized tax advice. Consult your tax adviser about the potential tax consequences of an investment in the Acquiring Fund under all applicable tax laws.

Effective upon the closing of the Reorganization, the Acquiring Fund’s dividends and distributions policy will be continued by the Combined Fund. Acquiring Fund shares received by the Target Fund in the Reorganization will be valued as of the Valuation Time (as defined in the Reorganization Agreement), after the declaration and payment of dividends and distributions.

Purchase, Redemption, Exchange and Transfer of Shares

The following discussion describes the policies and procedures related to the purchase, redemption, exchange and transfer of shares of Investor A Shares of the Acquiring Fund, which policies and procedures will be the same for the Investor A Shares of the Combined Fund effective upon the closing of the Reorganization.

Availability and Minimum Investment

Investor A shares of the Acquiring Fund are generally available through Financial Intermediaries. Investor A shares of the Acquiring Fund have a $1,000 minimum initial investment requirement for all accounts, except the minimum initial investment requirement is $50 if the investor is establishing an automatic investment plan. There is no minimum initial investment requirement for employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs). There is no minimum initial investment requirement for certain fee-based programs. There is a $50 minimum additional investment requirement for all accounts (with the exception of certain employer-sponsored retirement plans which may have a lower minimum). The minimums for additional purchases may be waived under certain circumstances. If you establish a new account directly with the Acquiring Fund and do not have a Financial Intermediary associated with your account, you may only invest in Investor A shares.

How to Buy, Sell, Exchange and Transfer Shares

The chart on the following pages summarizes how to buy, sell, exchange and transfer Investor A shares of the Acquiring Fund through your Financial Intermediary. You may also buy, sell, exchange and transfer Investor A shares of the Acquiring Fund through BlackRock if your account is held directly with BlackRock. To learn more about buying, selling, exchanging or transferring shares through BlackRock, call (800) 441-7762. Because the selection of a mutual fund involves many considerations, your Financial Intermediary may help you with this decision.

With certain limited exceptions, the Acquiring Fund is generally available only to investors residing in the United States and may not be distributed by a foreign Financial Intermediary. Under this policy, in order to accept new accounts or additional investments (including by way of exchange from another BlackRock Fund) into existing accounts, the Acquiring Fund generally requires that (i) a shareholder that is a natural person be a U.S. citizen or resident alien, in each case residing within the United States or a U.S. territory (including APO/FPO/DPO addresses), and have a valid U.S. taxpayer identification number, and (ii) a Financial Intermediary or a shareholder that is an entity be domiciled in the United States and have a valid U.S. taxpayer identification number or be domiciled in a U.S. territory and have a valid U.S. taxpayer identification number or IRS Form W-8. Any existing account that is updated to reflect a non-U.S. address will also be restricted from making additional investments.

The Acquiring Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholders and suspend and resume the sale of any share class of the Acquiring Fund at any time for any reason. In addition, the Acquiring Fund may waive certain requirements regarding the purchase, sale, exchange or transfer of shares described below.

Under certain circumstances, if no activity occurs in an account within a time period specified by state law, a shareholder’s shares in the Acquiring Fund may be transferred to that state.

How to Buy Shares

	Your Choices	Important Information for You to Know
Initial Purchase	First, select the share class appropriate for you

When you place your initial order, you must indicate which share class you select (if you do not specify a share class and do not qualify to purchase Institutional Shares, you will receive Investor A shares).

Certain factors, such as the amount of your investment, your time frame for investing and your financial goals, may affect which share class you choose. Your Financial Intermediary can help you determine which share class is appropriate for you.

	Next, determine the amount of your investment	Refer to the minimum initial investment described above under “—Purchase, Redemption, Exchange and Transfer of Shares—Availability and Minimum Investment.”
Have your Financial Intermediary submit your purchase order

The price of your shares is based on the next calculation of the Acquiring Fund’s net asset value after your order is placed. Any purchase orders placed prior to the close of business on the NYSE (generally 4:00 p.m. Eastern time) will be priced at the net asset value determined that day. Certain Financial Intermediaries, however, may require submission of orders prior to that time. Purchase orders placed after that time will be priced at the net asset value determined on the next business day.

	Your Choices	Important Information for You to Know

A broker-dealer or financial institution maintaining the account in which you hold shares may charge a separate account, service or transaction fee on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown in the Acquiring Fund’s “Fees and Expenses” table.

The Acquiring Fund may reject any order to buy shares and may suspend the sale of shares at any time. Certain Financial Intermediaries may charge a processing fee to confirm a purchase.

Or contact BlackRock (for accounts held directly with BlackRock)

To purchase shares directly from BlackRock, call (800) 441-7762 and request a new account application. Mail the completed application along with a check payable to “BlackRock Funds” to the Transfer Agent at the address on the application. The Fund limits purchases by personal check to $500,000 per trade.

Add to Your Investment	Purchase additional shares

For Investor A shares, the minimum investment for additional purchases is generally $50 for all accounts (with the exception of certain employer-sponsored retirement plans which may have a lower minimum for additional purchases). The minimums for additional purchases may be waived under certain circumstances. Institutional Shares have no minimum for additional purchases.

	Have your Financial Intermediary submit your purchase order for additional shares	To purchase additional shares, you may contact your Financial Intermediary. For more details on purchasing by Internet see below.
Or contact BlackRock (for accounts held directly with BlackRock)

Purchase by Telephone: Call (800) 441-7762 and speak with one of our representatives. The Acquiring Fund has the right to reject any telephone request for any reason.

Purchase in Writing: You may send a written request to BlackRock at the following address: P.O. Box 534429, Pittsburgh, Pennsylvania 15253-4429.

Purchase by VRU: Investor Shares may also be purchased by use of the Acquiring Fund’s automated voice response unit (“VRU”) service at (800) 441-7762.

Purchase by Internet: You may purchase your shares and view activity in your account by logging onto the BlackRock website at www.blackrock.com. Purchases made on the Internet using the Automated Clearing House (“ACH”) will have a trade date that is the day after the purchase is made.

Certain institutional clients’ purchase orders of Institutional Shares placed by wire prior to the close of business on the NYSE will be priced at the net asset value determined that day. Contact your Financial Intermediary or BlackRock for further information. The Acquiring Fund limits Internet purchases in shares of the Acquiring Fund to $25,000 per trade. Different maximums may apply to certain institutional investors.

	Your Choices	Important Information for You to Know

Please read the On-Line Services Disclosure Statement and User Agreement, the Terms and Conditions page and the Consent to Electronic Delivery Agreement (if you consent to electronic delivery), before attempting to transact online.

The Acquiring Fund employs reasonable procedures to confirm that transactions entered over the Internet are genuine. By entering into the User Agreement with the Acquiring Fund in order to open an account through the website, the shareholder waives any right to reclaim any losses from the Acquiring Fund or any of its affiliates incurred through fraudulent activity.

Acquire additional shares by reinvesting dividends and capital gains

All dividends and capital gains distributions are automatically reinvested without a sales charge. To make any changes to your dividend and/or capital gains distributions options, please call (800) 441-7762 or contact your Financial Intermediary (if your account is not held directly with BlackRock).

Participate in the AIP

BlackRock’s AIP allows you to invest a specific amount on a periodic basis from your checking or savings account into your investment account.

Refer to the “Additional Information About the Acquiring Fund—Account Services and Privileges” section of this Proxy Statement/Prospectus below.

How to Pay for Shares	Making payment for purchases

Payment for an order must be made in Federal funds or other immediately available funds by the time specified by your Financial Intermediary, but in no event later than 4:00 p.m. (Eastern time) on the second business day (in the case of Investor Shares) or the first business day (in the case of Institutional Shares) following BlackRock’s receipt of the order. If payment is not received by this time, the order will be canceled and you and your Financial Intermediary will be responsible for any loss to the Acquiring Fund.

For shares purchased directly from the Acquiring Fund, a check payable to BlackRock Funds which bears the name of the Acquiring Fund must accompany a completed purchase application. The Fund limits purchases by personal check to $500,000 per trade. There is a $20 fee for each purchase check that is returned due to insufficient funds. The Acquiring Fund does not accept third-party checks. You may also wire Federal funds to the Acquiring Fund to purchase shares, but you must call (800) 441-7762 before doing so to confirm the wiring instructions.

How to Sell Shares

	Your Choices	Important Information for You to Know
Full or Partial Redemption of Shares	Have your Financial Intermediary submit your sales order

You can make redemption requests through your Financial Intermediary. Shareholders should indicate whether they are redeeming Investor A shares. The price of your shares is based on the next calculation of the Acquiring Fund’s net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your

Your Choices	Important Information for You to Know

request to your Financial Intermediary prior to that day’s close of business on the NYSE (generally 4:00 p.m. Eastern time). Certain Financial Intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.

Regardless of the method the Acquiring Fund uses to make payment of your redemption proceeds (check, wire or ACH), your redemption proceeds typically will be sent one to two business days after your request is submitted, but in any event, within seven days.

Certain Financial Intermediaries may charge a fee to process a redemption of shares. The Acquiring Fund may reject an order to sell shares under certain circumstances.
Selling shares held directly with BlackRock

Methods of Redeeming

Redeem by Telephone: You may redeem Investor Shares held directly with BlackRock by telephone request if certain conditions are met and if the amount being sold is less than (i) $100,000 for payments by check or (ii) $250,000 for payments through ACH or wire transfer. Certain redemption requests, such as those in excess of these amounts, must be in writing with a medallion signature guarantee. For Institutional Shares, certain redemption requests may require written instructions with a medallion signature guarantee. Call (800) 441-7762 for details.

You can obtain a medallion signature guarantee stamp from a bank, securities dealer, securities broker, credit union, savings and loan association, national securities exchange or registered securities association. A notary public seal will not be acceptable.

The Acquiring Fund, its administrator and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Acquiring Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures. The Acquiring Fund may refuse a telephone redemption request if it believes it is advisable to do so.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Please find alternative redemption methods below.

Redeem by VRU: Investor Shares may also be redeemed by use of the Acquiring Fund’s automated VRU service. Payment for Investor A shares redeemed by the VRU service may be made for non-retirement accounts in amounts up to $25,000, either through check, ACH or wire.

Redeem by Internet: You may redeem in your account by logging onto the BlackRock website at www.blackrock.com. Proceeds from Internet redemptions may be sent via check, ACH or wire to

Your Choices	Important Information for You to Know

the bank account of record. Payment for Investor A shares redeemed by Internet may be made for non-retirement accounts in amounts up to $25,000, either through check, ACH or wire. Different maximums may apply to investors in Institutional Shares.

Redeem in Writing: You may sell shares held at BlackRock by writing to BlackRock, P.O. Box 534429, Pittsburgh, Pennsylvania 15253-4429 or for overnight delivery, Attention: 534429, 500 Ross Street 154-0520, Pittsburgh, Pennsylvania 15262. All shareholders on the account must sign the letter. A medallion signature guarantee will generally be required but may be waived in certain limited circumstances. You can obtain a medallion signature guarantee stamp from a bank, securities dealer, securities broker, credit union, savings and loan association, national securities exchange or registered securities association. A notary public seal will not be acceptable. If you hold stock certificates, return the certificates with the letter. Proceeds from redemptions may be sent via check, ACH or wire to the bank account of record.

Payment of Redemption Proceeds

Redemption proceeds may be paid by check or, if the Acquiring Fund has verified banking information on file, through ACH or by wire transfer.

Payment by Check: BlackRock will normally mail redemption proceeds within three business days following receipt of a properly completed request, but in any event within seven days. Shares can be redeemed by telephone and the proceeds sent by check to the shareholder at the address on record. Shareholders will pay $15 for redemption proceeds sent by check via overnight mail. You are responsible for any additional charges imposed by your bank for this service.

The Acquiring Fund reserves the right to reinvest any dividend or distribution amounts (e.g., income dividends or capital gains) which you have elected to receive by check should your check be returned as undeliverable or remain uncashed for more than 6 months. No interest will accrue on amounts represented by uncashed checks. Your check will be reinvested in your account at the net asset value next calculated, on the day of the investment. When reinvested, those amounts are subject to the risk of loss like any Fund investment. If you elect to receive distributions in cash and a check remains undeliverable or uncashed for more than 6 months, your cash election may also be changed automatically to reinvest and your future dividend and capital gains distributions will be reinvested in the Acquiring Fund at the net asset value as of the date of payment of the distribution.

Payment by Wire Transfer: Payment for redeemed shares for which a redemption order is received before 4:00 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the next business day, provided that the Acquiring Fund’s custodian is also open for business. Payment

Your Choices	Important Information for You to Know

for redemption orders received after 4:00 p.m. (Eastern time) or on a day when the Acquiring Fund’s custodian is closed is normally wired in Federal funds on the next business day following redemption on which the Acquiring Fund’s custodian is open for business. The Acquiring Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Acquiring Fund, an earlier payment could adversely affect the Acquiring Fund.

If a shareholder has given authorization for expedited redemption, shares can be redeemed by Federal wire transfer to a single previously designated bank account. Shareholders will pay $7.50 for redemption proceeds sent by Federal wire transfer. You are responsible for any additional charges imposed by your bank for this service. No charge for wiring redemption payments with respect to Institutional Shares is imposed by the Acquiring Fund.

The Acquiring Fund is not responsible for the efficiency of the Federal wire system or the shareholder’s firm or bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to the Acquiring Fund at the address on the back cover of the Acquiring Fund Prospectus.

Payment by ACH: Redemption proceeds may be sent to the shareholder’s bank account (checking or savings) via ACH. Payment for redeemed shares for which a redemption order is received before 4:00 p.m. (Eastern time) on a business day is normally sent to the redeeming shareholder the next business day, with receipt at the receiving bank within the next two business days (48-72 hours); provided that the Acquiring Fund’s custodian is also open for business. Payment for redemption orders received after 4:00 p.m. (Eastern time) or on a day when the Acquiring Fund’s custodian is closed is normally sent on the next business day following redemption on which the Acquiring Fund’s custodian is open for business.

The Acquiring Fund reserves the right to send redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Acquiring Fund, an earlier payment could adversely affect the Acquiring Fund. No charge for sending redemption payments via ACH is imposed by the Acquiring Fund.

***

If you make a redemption request before the Acquiring Fund has collected payment for the purchase of shares, the Acquiring Fund may delay mailing your proceeds. This delay will usually not exceed ten days.

	Your Choices	Important Information for You to Know
Redemption Proceeds

Under normal circumstances, the Acquiring Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio or by selling portfolio assets to generate cash. During periods of stressed market conditions, when a significant portion of the Acquiring Fund’s portfolio may be comprised of less-liquid investments, the Acquiring Fund may be more likely to limit cash redemptions and may determine to pay redemption proceeds by (i) borrowing under a line of credit it has entered into with a group of lenders, (ii) borrowing from another BlackRock Fund pursuant to an interfund lending program, to the extent permitted by the Acquiring Fund’s investment policies and restrictions as set forth in the Acquiring Fund SAI, and/or (iii) transferring portfolio securities in-kind to you. The Acquiring Fund SAI includes more information about the Acquiring Fund’s line of credit and interfund lending program, to the extent applicable.

If the Acquiring Fund pays redemption proceeds by transferring portfolio securities in-kind to you, you may pay transaction costs to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of redemption.

How to Exchange Shares or Transfer Your Account

	Your Choices	Important Information for You to Know
Exchange Privilege	Selling shares of one BlackRock Fund to purchase shares of another BlackRock Fund (“exchanging”)

Investor A shares of the Acquiring Fund are generally exchangeable for shares of the same class of another BlackRock Fund, to the extent such shares are offered by your Financial Intermediary.

You can exchange $1,000 or more of Investor A shares from one fund into the same class of another fund which offers that class of shares (you can exchange less than $1,000 of Investor Shares if you already have an account in the fund into which you are exchanging). Investors who currently own Institutional Shares of the Acquiring Fund may make exchanges into Institutional Shares of other BlackRock Funds except for investors holding shares through certain client accounts at Financial Intermediaries that are omnibus with the Acquiring Fund and do not meet applicable minimums. There is no required minimum amount with respect to exchanges of Institutional Shares.

You may only exchange into a share class and fund that are open to new investors or in which you have a current account if the fund is closed to new investors.

Some of the BlackRock Funds impose a different initial or deferred sales charge schedule. The CDSC will continue to be measured from the date of the original purchase. The CDSC schedule applicable to your original purchase will apply to the shares you receive in the exchange and any subsequent exchange.

To exercise the exchange privilege, you may contact your Financial Intermediary. Alternatively, if your account is held directly with BlackRock, you may: (i) call (800) 441-7762 and speak with one of our representatives, (ii) make the exchange via the Internet by

	Your Choices	Important Information for You to Know

accessing your account online at www.blackrock.com, or (iii) send a written request to the Acquiring Fund at the address on the back cover of Acquiring Fund Prospectus. Please note, if you indicated on your new account application that you did not want the Telephone Exchange Privilege, you will not be able to place exchanges via the telephone until you update this option either in writing or by calling (800) 441-7762. The Acquiring Fund has the right to reject any telephone request for any reason.

Although there is currently no limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future. The Acquiring Fund may suspend or terminate your exchange privilege at any time for any reason, including if the Acquiring Fund believes, in its sole discretion, that you are engaging in market timing activities. See “—Market Timing Trading Policies and Procedures.” below. For U.S. federal income tax purposes, a share exchange is a taxable event and a capital gain or loss may be realized. Please consult your tax adviser or other Financial Intermediary before making an exchange request.

Transfer Shares to Another Financial Intermediary	Transfer to a participating Financial Intermediary

You may transfer your shares of the Acquiring Fund only to another Financial Intermediary that has entered into an agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. All future trading of these assets must be coordinated by the receiving firm.

If your account is held directly with BlackRock, you may call (800) 441-7762 with any questions; otherwise please contact your Financial Intermediary to accomplish the transfer of shares.

Transfer to a non-participating Financial Intermediary

You must either:

•  Transfer your shares to an account with the Acquiring Fund; or

•  Sell your shares, paying any applicable deferred sales charge.

If your account is held directly with BlackRock, you may call (800) 441-7762 with any questions; otherwise please contact your Financial Intermediary to accomplish the transfer of shares.

Account Services and Privileges

The following table provides examples of account services and privileges available in your BlackRock account with respect to the Acquiring Fund, which account services and privileges will be the same for the Combined Fund effective upon the closing of the Reorganization. Certain of these account services and privileges are only available to shareholders of Investor Shares whose accounts are held directly with BlackRock. If your account is held directly with BlackRock, please call (800) 441-7762 or visit www.blackrock.com for additional information as well as forms and applications. Otherwise, please contact your Financial Intermediary for assistance in requesting one or more of the following services and privileges.

Automatic Investment Plan	Allows systematic investments on a periodic basis from your checking or savings account.

BlackRock’s AIP allows you to invest a specific amount on a periodic basis from your checking or savings account into your investment account. You may apply for this option upon account opening or by completing the AIP application. The minimum investment amount for an automatic investment is $50 per portfolio.

Dividend Allocation Plan	Automatically invests your distributions into another BlackRock Fund of your choice pursuant to your instructions, without any fees or sales charges.

Dividend and capital gains distributions may be reinvested in your account to purchase additional shares or paid in cash. Using the Dividend Allocation Plan, you can direct your distributions to your bank account (checking or savings), to purchase shares of another fund at BlackRock without any fees or sales charges, or by check to a special payee. Please call (800) 441-7762 for details. If investing in another fund at BlackRock, the receiving fund must be open to new purchases.

EZ Trader	Allows an investor to purchase or sell Investor Shares by telephone or over the Internet through ACH.

(NOTE: This option is offered to shareholders whose accounts are held directly with BlackRock. Please speak with your Financial Intermediary if your account is held elsewhere.)

Prior to establishing an EZ Trader account, please contact your bank to confirm that it is a member of the ACH system. Once confirmed, complete an application, making sure to include the appropriate bank information, and return the application to the address listed on the form.

Prior to placing a telephone or Internet purchase or sale order, please call (800) 441-7762 to confirm that your bank information has been updated on your account. Once this is established, you may place your request to sell shares with the Acquiring Fund by telephone or Internet. Proceeds will be sent to your pre-designated bank account.

Systematic Exchange Plan	This feature can be used by investors to systematically exchange money from one fund to up to four other funds.	A minimum of $10,000 in the initial BlackRock Fund is required, and investments in any additional funds must meet minimum initial investment requirements.
Systematic Withdrawal Plan	This feature can be used by investors who want to receive regular distributions from their accounts.

To start an SWP, a shareholder must have a current investment of $10,000 or more in a BlackRock Fund.

Shareholders can elect to receive cash payments of $50 or more at any interval they choose. Shareholders may sign up by completing the SWP Application Form, which may be obtained from BlackRock. Shareholders should realize that if withdrawals exceed income the invested principal in their account will be depleted.

To participate in the SWP, shareholders must have their dividends reinvested. Shareholders may change or cancel the SWP at any time, with a minimum of 24 hours’ notice. If a shareholder purchases additional Investor A shares of a fund at the same time he or she redeems shares through the SWP, that investor may lose money because of the sales charge involved. No CDSC will be assessed on redemptions of Investor A shares made through the SWP that do not exceed 12% of the account’s net asset value on an annualized basis. For example, monthly, quarterly, and semi-annual SWP redemptions of Investor A shares will not be subject to the CDSC if they do not exceed 1%, 3% and 6%, respectively, of an account’s net asset value on the redemption date. SWP redemptions of Investor A shares in excess of this limit will still pay any applicable CDSC. Ask your Financial Intermediary for details.
Reinstatement Privilege

If you redeem Investor A shares and buy new Investor A shares of the same or another BlackRock Fund (equal to all or a portion of the redemption amount) within 90 days of such redemption, you will not pay a sales charge on the new purchase amount. This right may be exercised within 90 days of the redemption, provided that the Investor A share class of that fund is currently open to new investors or the shareholder has a current account in that closed fund. Shares will be purchased at the net asset value calculated at the close of trading on the day the request is received. To exercise this privilege, the Acquiring Fund must receive written notification from the shareholder of record or the Financial Intermediary of record, at the time of purchase. Investors should consult a tax adviser concerning the tax consequences of exercising this reinstatement privilege.

Fund’s Rights

The Acquiring Fund may:

•	Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act;

•

Postpone the date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or if a redemption request is made before the Acquiring Fund has collected payment for the purchase of shares;

•	Redeem shares for property other than cash as may be permitted under the Investment Company Act; and

•	Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level.

Note on Low Balance Accounts. Because of the high cost of maintaining smaller shareholder accounts, BlackRock has set a minimum balance of $500 in each Acquiring Fund position you hold within your account (“Acquiring Fund Minimum”), and may redeem the shares in your account if the net asset value of those shares in your account falls below $500 for any reason, including market fluctuation.

You will be notified that the value of your account is less than the Acquiring Fund Minimum before the Acquiring Fund makes any involuntary redemption. This notification will provide you with a 90 calendar day period to make an additional investment in order to bring the value of your account to at least $500 before the Acquiring Fund makes an involuntary redemption. This involuntary redemption will not charge any deferred sales charge, and may not apply to accounts of certain employer-sponsored retirement plans (not including IRAs), qualified state tuition plan (529 Plan) accounts, and select fee-based programs at your Financial Intermediary.

The above rights will be the same for the Combined Fund effective upon the closing of the Reorganization.

Participation in Fee-Based Programs

If you participate in certain fee-based programs offered by BlackRock or an affiliate of BlackRock or by Financial Intermediaries that have agreements with the Distributor or in certain fee-based programs in which BlackRock participates, you may be able to buy Institutional Shares, including by exchanges from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances. You generally cannot transfer shares held through a fee-based program into another account. Instead, if you choose to leave the fee-based program, you may have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and service fees. This may be a taxable event and you may pay any applicable sales charges or redemption fee. Please speak to your Financial Intermediary for information about specific policies and procedures applicable to your account.

Generally, upon termination of a fee-based program, the shares may be liquidated or the shares can be held in an account. In certain instances, when a shareholder chooses to continue to hold the shares, whatever share class was held in the program can be held after termination. Shares that have been held for less than specified periods within the program may be subject to a fee upon redemption. Shareholders that held Investor A shares in the program may be eligible to purchase additional shares of the respective share class of the Acquiring Fund, but may be subject to upfront sales charges with respect to Investor A shares. Additional purchases of Institutional Shares are permitted only if you have an existing position at the time of purchase or are otherwise eligible to purchase Institutional Shares. Please speak to your Financial Intermediary for more information.

Certain Financial Intermediaries may, in connection with a change in account type (for example, due to leaving a fee-based program or upon termination of the fee-based program) or otherwise in accordance with the Financial Intermediary’s policies and procedures, exchange the share class held in the program for another share class of the same fund, provided that the exchanged shares are not subject to a sales charge and the shareholder meets the eligibility requirements of the new share class. Please speak to your Financial Intermediary for information about specific policies and procedures applicable to your account.

Details about the features of each fee-based program and the relevant charges, terms and conditions are included in the client agreement for each fee-based program and are available from your Financial Intermediary. Please speak to your Financial Intermediary for more information.

The above will be applicable to the Combined Fund effective upon the closing of the Reorganization.

Valuation of Shares

The Target Fund’s valuation policy is identical to the Acquiring Fund’s valuation policy with respect to Investor A Shares. Effective upon the closing of the Reorganization, the Acquiring Fund valuation policy described below will be continued by the Combined Fund.

When you buy Acquiring Fund shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Investor A shares of the Acquiring Fund are subject to a maximum front-end sales charge of 4.00% as a percentage of offering price. Acquiring Fund shares are also redeemed at their net asset value, minus any applicable sales charge or redemption fee. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is received. The net asset value of each class of shares normally is determined once daily Monday through Friday, generally as of the close of regular trading hours of the NYSE (normally 4:00 p.m., Eastern time), on each day that the NYSE is open for trading, based on prices at the time of closing, provided that any Acquiring Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers. The net asset value of shares is calculated by dividing the value of the net assets of each class of shares (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the class, generally rounded to the nearest cent.

The value of the securities and other assets and liabilities held by the Acquiring Fund are determined pursuant to BlackRock’s valuation policies and procedures. BlackRock has been designated by the Board as the valuation designee for the Acquiring Fund pursuant to Rule 2a-5 under the 1940 Act.

Equity securities and other equity instruments for which market quotations are readily available are valued at market value, which is generally determined using the last reported closing price or, if a reported official closing price is not available, the last traded price on the exchange or market on which the security or instrument is primarily traded at the time of valuation. Shares of underlying open-end funds (including money market funds) are valued at net asset value. Shares of underlying exchange-traded closed-end funds or other ETFs are valued at their most recent closing price.

The Acquiring Fund values fixed-income portfolio securities using last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Acquiring Fund’s approved independent third-party pricing services, each in accordance with BlackRock’s valuation policies and procedures. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Acquiring Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. An amortized cost method of valuation may be used with respect to debt obligations with 60 days or less remaining to maturity unless BlackRock determines in good faith that such method does not represent fair value.

Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Acquiring Fund’s shares are determined as of such times.

When market quotations are not readily available or are believed by BlackRock to be unreliable, BlackRock will fair value the Acquiring Fund’s investments in accordance with its policies and procedures. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of trading or other reasons, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, when there is a significant event subsequent to the most recent market quotation, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available. A “significant event” is deemed to occur if BlackRock determines, in its reasonable business judgment prior to or at the time of pricing the Acquiring Fund’s assets or liabilities, that the event is likely to cause a material change to the closing market price of one or more assets held by, or liabilities of, the Acquiring Fund.

For certain foreign assets, a third-party vendor supplies evaluated, systematic fair value pricing based upon the movement of a proprietary multi-factor model after the relevant foreign markets have closed. This systematic fair value pricing methodology is designed to correlate the prices of foreign assets following the close of the local markets to the price that might have prevailed as of the Acquiring Fund’s pricing time.

Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Acquiring Fund is the amount the Acquiring Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Acquiring Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used.

The Acquiring Fund may accept orders from certain authorized Financial Intermediaries or their designees. The Acquiring Fund will be deemed to receive an order when accepted by the Financial Intermediary or designee, and the order will receive the net asset value next computed by the Acquiring Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the Financial Intermediary could be held liable for any losses.

Disclosure of Portfolio Holdings

For a discussion of the Acquiring Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the Acquiring Fund SAI.

Market Timing Trading Policies and Procedures

Effective upon the closing of the Reorganization, the Acquiring Fund’s market timing trading policies and procedures described below will be continued by the Combined Fund.

The Acquiring Board has determined that the interests of long-term shareholders and the Acquiring Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations — also known as “market timing.” The Acquiring Fund is not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor A shares is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of the Acquiring Fund and its returns to shareholders. For example, large flows of cash into and out of the Acquiring Fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the Acquiring Fund’s investment objective. Frequent trading may cause the Acquiring Fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce the Acquiring Fund’s performance.

A fund’s investment in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the fund’s portfolio securities and the determination of the fund’s net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Acquiring Fund will seek to eliminate these opportunities by using fair value pricing, as described above under “Additional Information About the Acquiring Fund—Valuation of Shares.”

The Acquiring Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of Acquiring Fund shares that it determines may be detrimental to the Acquiring Fund or long-term shareholders. The Acquiring Board has approved the policies discussed below to seek to deter market timing activity. The Acquiring Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of Acquiring Fund shares because certain legitimate strategies will not result in harm to the Acquiring Fund or its shareholders.

If as a result of its own investigation, information provided by a Financial Intermediary or other third party, or otherwise, the Acquiring Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Acquiring Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Acquiring Fund will not be responsible for any losses you therefore may suffer. For transactions placed directly with the Acquiring Fund, the Acquiring Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same Financial Intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Acquiring Fund. Certain accounts, such as omnibus accounts and accounts at Financial Intermediaries, however, include multiple investors and such accounts typically provide the Acquiring Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by the Acquiring Fund. While the Acquiring Fund monitors for market timing activity, the Acquiring Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the Acquiring Fund. The Distributor has entered into agreements with respect to Financial Intermediaries that maintain omnibus accounts with the BNY Mellon Investment Servicing (US) Inc., the Acquiring Fund’s transfer agent, pursuant to which such Financial Intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Acquiring Fund’s shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a Financial Intermediary is determined by the Acquiring Fund to be engaged in market timing or other improper trading activity, the Distributor may terminate such Financial Intermediary’s agreement with the Distributor, suspend such Financial Intermediary’s trading privileges or take other appropriate actions.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Acquiring Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to the Acquiring Fund or long-term shareholders.

ADDITIONAL INFORMATION ABOUT THE TARGET FUND

This section provides certain additional information regarding the Target Fund. Effective upon the closing of the Reorganization, the strategies, policies, terms and arrangements of the Acquiring Fund described above under “Additional Information About The Acquiring Fund” will be continued by the Combined Fund.

General

The Target Fund is a diversified, closed-end management investment company registered under the 1940 Act. The Target Fund was formed under the laws of the State of Delaware on May 11, 2018 and commenced operations on April 16, 2019.

Investment Objectives and Policies

The Target Fund’s investment objective is to seek to provide high income and total return. The Target Fund’s investment objective may be changed by the Target Board without prior shareholder approval.

The Target Fund’s investment policies provide that, under normal conditions, the Target Fund will invest at least 80% of its total assets in fixed-income securities and other financial instruments that pay periodic income. Fixed-income securities may be of any type, including those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified reference interest rate or index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. The Target Fund may hold securities of any duration or maturity and does not maintain set policies with respect to the average duration or maturity of the Target Fund’s portfolio. The Target Fund may invest in U.S. dollar and non-U.S. dollar denominated securities of issuers located anywhere in the world, including issuers located in emerging market countries, and of issuers that operate in any industry. The Target Fund may invest directly in securities or synthetically through the use of derivatives.

The Target Fund may invest in a broad range of debt and equity instruments and sectors and strategies to achieve its investment objective, including, but not limited to, second lien or other subordinated or unsecured floating rate and fixed loans or debt, loans and loan participations, including senior secured floating rate and fixed rate loans or debt, whole loans (including whole loan mortgages), bridge loans, convertible securities, debtor-in-possession financing, bank loans, private mortgage loans, non-performing loans, real estate debt, pay-in-kind bonds, asset-backed lending/securities, including asset-backed securities, commercial mortgage-backed securities, residential mortgage-backed securities and leases, collateralized debt obligations, which include collateralized bond obligations, collateralized loan obligations and other similarly structured products, structured notes, global bonds, sovereign debt, U.S. Government and agency securities, municipal securities, post-reorganization/restructured equities, distressed debt (including corporate loans, real estate loans and structured finance), trade claims, equity investments associated with corporate restructurings, equity (both long and short positions), preferred equity, equity-like and debt-like instruments, credit default swaps, credit linked notes and other over-the-counter derivative instruments. In addition, the Target Fund may invest in MSRs, including Normal MSRs and Excess MSRs, as well as other investments related to MSRs. Furthermore, the Target Fund may invest in the debt and equity (both long and short positions) of issuers involved in the origination of residential or commercial real estate mortgages or other consumer loans, including acquiring all or substantially all of the equity of a mortgage or loan origination business. The Target Fund may make direct loans and engage in direct lending. The Target Fund may also invest directly in physical assets, including but not limited to real estate, aviation assets, maritime assets and commodities.

The Target Fund intends to invest across multiple sectors and employ multiple strategies. BlackRock, BIL and BSL have the flexibility to allocate the Target Fund’s assets across various segments of the securities markets and may focus on particular countries, regions, asset classes and sectors to the exclusion of others at any time and from time to time. One strategy the Target Fund intends to employ is an opportunistic strategy, which seeks to invest in special situations, including private opportunistic investments, that the Advisers believe present the greatest potential for increased yield and capital appreciation. While any permitted investment could be characterized within this opportunistic portion of the Target Fund’s strategy based on its individual characteristics, the Target Fund expects that the following types of investments are most likely to fall within the opportunistic portion of its investment strategy: less liquid investments with a weighted average life of three to five years that, in the Advisers’ view, have a potentially higher return profile than the more liquid portions of the Target Fund’s portfolio. The Target Fund may, however, hold assets with a weighted average life longer than five years. While the amount of the Target Fund’s assets that may be allocated to these opportunistic investments is expected to vary over time, the Advisers currently anticipate allocating approximately 10-40% of the Target Fund’s assets to these types of investments. The Target Fund also expects to employ a value investing strategy, which typically involves buying securities that the Advisers believe are currently undervalued by the market and thus have a lower price than their true worth. The Target Fund’s allocation of its investments across various segments of the securities markets and various countries, regions, asset classes, strategies and sectors may vary significantly over time based on the Advisers’ analysis and judgment.

There is no guarantee that a shareholder’s investment in the Target Fund will not lose money or that the Target Fund will not return less over the life of the Target Fund than such shareholders initial investment. There is no limit on the maturity or duration of securities in which the Target Fund may invest. There is always the risk that substantial portions of Target Fund assets will not be available for distribution on or before the seventh anniversary of the public offering, if at all.

The Target Fund may also invest in privately placed or restricted securities (including in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers), illiquid investments and investments in which no secondary market is readily available, including those of private companies.

The Target Fund may invest any amount of its assets in securities of any credit quality, including securities that are rated at the time of investment below investment grade—i.e., “Ba” or “BB” or below by Moody’s, S&P or Fitch Ratings, Inc. (“Fitch”) or securities that are judged to be of comparable quality by the Advisers. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and are commonly referred to as “junk bonds” or “high yield securities.” In the case of securities with split ratings (i.e., a security receiving two different ratings from two different rating agencies), the Target Fund will apply the higher of the applicable ratings.

The Target Fund may enter into any type of derivatives transaction. The Target Fund may purchase and sell Strategic Transactions. The Target Fund may use Strategic Transactions for hedging purposes or to enhance total return. Additionally, the Target Fund may enter into any type of Strategic Transaction for the purpose or effect of creating investment leverage to the maximum extent permitted by the SEC and/or SEC staff rules, guidance or positions.

If BlackRock determines it to be appropriate or necessary, the Target Fund may form one or more wholly owned Target Fund Subsidiaries, each of which would be treated as a corporation for U.S. federal income tax purposes. Any Target Fund Subsidiary will share the same portfolio management team as the Target Fund. The Target Fund may invest either directly or indirectly through the Target Fund Subsidiaries. The Target Fund may invest an aggregate of up to 25% of its total assets in Target Fund Subsidiaries. The Target Fund typically expects to invest indirectly through the Target Fund Subsidiaries if it believes it is desirable to do so to comply with the requirements for qualification as a RIC under the Code. Any Target Fund Subsidiary organized in the United States will generally be subject to U.S. federal income tax at corporate rates. The Target Fund Subsidiaries will not be registered under the 1940 Act, and will not be subject to the investor protections of the 1940 Act. The Target Fund Subsidiaries will be advised or managed by BlackRock and have the same investment objective as the Target Fund. BlackRock, however, will not receive an additional management fee for any services provided to any Target Fund Subsidiary. The Target Fund will look through any Target Fund Subsidiaries for purposes of compliance with its investment policies and the applicable provisions of the 1940 Act relating to capital structure, affiliated transactions and custody.

The Target Fund may also invest in securities of other affiliated and unaffiliated open- or closed-end investment companies, including ETFs and BDCs, subject to applicable regulatory limits, that invest primarily in securities the types of which the Target Fund may invest in directly. The Target Fund will classify its investments in such investment companies for purposes of its investment policies based upon such investment companies’ stated investment objectives, policies and restrictions.

The Target Fund will use leverage to seek to achieve its investment objective. The Target Fund’s use of leverage may increase or decrease from time to time in its discretion and the Target Fund may, in the future, determine not to use leverage. The Target Fund may use leverage by investing in reverse repurchase agreements or other derivative instruments with leverage embedded in them, by borrowing funds from banks or other financial institutions and/or by issuing preferred shares.

The Target Fund may enter into dollar roll transactions.

The Target Fund, along with certain other funds managed by BlackRock and its affiliates, is party to a credit agreement under which it may borrow to fund shareholder tender offers. The Target Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Target Fund securities.

Other Policies and Strategies. During temporary defensive periods, including in response to adverse market, economic or political conditions, the period during which the net proceeds of this offering are being invested, or as the Target Fund nears liquidation/termination, the Target Fund may invest up to 100% of its total assets in liquid, short-term investments, including high quality, short-term securities which may be either tax-exempt or taxable. The Target Fund may not achieve its investment objective, comply with the investment guidelines described in the Target Fund’s prospectus or be able to sustain its historical distribution levels under these circumstances.

The Target Fund may lend securities with a value of up to 33 1/3% of its total assets (including such loans) to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

The Target Fund may also engage in short sales of securities. See “Short Sales” below for information about the limitations applicable to the Target Fund’s short sale activities.

The Target Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

Unless otherwise stated herein, the Target Fund’s investment policies are non-fundamental policies and may be changed by the Board without prior shareholder approval. Unless otherwise expressly stated herein, or otherwise required by applicable law, all percentage and ratings or credit quality limitations stated herein apply only at the time of investment and subsequent changes in percentage (including changes resulting from the Target Fund having a smaller base of assets after a tender offer), value, ratings downgrades, liquidity profile or changes in credit quality will not result in the Target Fund being required to dispose of any portfolio security.

Corporate Bonds. Corporate bonds are debt obligations issued by corporations. Corporate bonds may be either secured or unsecured. Collateral used for secured debt includes real property, machinery, equipment, accounts receivable, stocks, bonds or notes. If a bond is unsecured, it is known as a debenture. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate bonds may be fixed or floating, or the bonds may be zero coupons. Interest on corporate bonds is typically paid semi-annually and is fully taxable to the bondholder. Corporate bonds contain elements of both interest rate risk and credit risk. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. Corporate bonds usually yield more than government or agency bonds due to the presence of credit risk.

U.S. Government Debt Securities. The Target Fund may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance. Such obligations include U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years), including the principal components or the interest components issued by the U.S. Government under the separate trading of registered interest and principal securities program (i.e., “STRIPS”), all of which are backed by the full faith and credit of the United States.

Non-U.S. Securities. The Target Fund may invest without limit in non-U.S. issuers (“Non-U.S. Securities”). These securities may be U.S. dollar-denominated or non-U.S. dollar-denominated. Some Non-U.S. Securities may be less liquid and more volatile than securities of comparable U.S. issuers. Similarly, there is less volume and liquidity in most foreign securities markets than in the United States and, at times, greater price volatility than in the United States. Because evidence of ownership of such securities usually is held outside the United States, the Target Fund will be subject to additional risks if it invests in Non-U.S. Securities, which include adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions that might adversely affect or restrict the payment of principal and interest or dividends on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Non-U.S. Securities may trade on days when the common shares are not priced or traded.

Emerging Markets Investments. The Target Fund may invest in securities of issuers located in emerging market countries, including securities denominated in currencies of emerging market countries. Emerging market countries generally include every nation in the world (including countries that may be considered “frontier” markets) except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. There is no minimum rating criteria for the Target Fund’s investments in such securities. These issuers may be subject to risks that do not apply to issuers in larger, more developed countries. These risks are more pronounced to the extent the Target Fund invests significantly in one country. Less information about emerging market issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices. Emerging markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the Advisers may not be able to sell the Target Fund’s portfolio securities in amounts and at prices it considers reasonable. The U.S. dollar may appreciate against non-U.S. currencies or an emerging market government may impose restrictions on currency conversion or trading. The economies of emerging market countries may grow at a slower rate than expected or may experience a downturn or recession. Economic, political and social developments may adversely affect non-U.S. securities markets.

Foreign Currency Transactions. The Target Fund’s common shares are priced in U.S. dollars and the distributions paid by the Target Fund to common shareholders are paid in U.S. dollars. However, a portion of the Target Fund’s assets may be denominated in non-U.S. currencies and the income received by the Target Fund from such securities will be paid in non-U.S. currencies. The Target Fund also may invest in or gain exposure to non-U.S. currencies for investment or hedging purposes. The Target Fund’s investments in securities that trade in, or receive revenues in, non-U.S. currencies will be subject to currency risk, which is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. The Target Fund may (but is not required to) hedge some or all of its exposure to non-U.S. currencies through the use of derivative strategies, including forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currencies and foreign currency futures. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Target Fund will engage in such transactions at any given time or from time to time when they would be beneficial. Although the Target Fund has the flexibility to engage in such transactions, the Advisers may determine not to do so or to do so only in unusual circumstances or market conditions. These transactions may not be successful and may eliminate any chance for the Target Fund to benefit from favorable fluctuations in relevant foreign currencies. The Target Fund may also use derivatives contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.

Sovereign Governmental and Supranational Debt. The Target Fund may invest in all types of debt securities of governmental issuers in all countries, including emerging market countries. These sovereign debt securities may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between emerging market governments and financial institutions; or debt securities issued by supranational entities such as the World Bank. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development. Sovereign government and supranational debt involve all the risks described herein regarding foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation.

Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. For example, some Mexican and Venezuelan Brady Bonds include attached value recovery options, which increase interest payments if oil revenues rise. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).

Brady Bonds involve various risk factors described elsewhere associated with investing in foreign securities, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults, investments in Brady Bonds are considered speculative. There can be no assurances that Brady Bonds in which the Target Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Target Fund to suffer a loss of interest or principal on any of its holdings.

Distressed and Defaulted Securities. The Target Fund may invest in the securities of financially distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. Such investments generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically, such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

Event Driven Investments. The Target Fund may invest in companies that are subject to corporate events such as mergers, acquisitions, restructurings, spin-offs, shareholder activism, or other special situations that alter a company’s financial structure or operating strategy. The prices of securities of the companies involved in these events are typically influenced more by the dynamics of the particular event or situation. Typically, these strategies rely on fundamental research that extends beyond the evaluation of the issues affecting a single company to include an assessment of the legal and structural issues surrounding the extraordinary event or transaction. The intended goal of the investment strategies within the event driven strategy is to profit when the price of a security changes to reflect more accurately the likelihood and potential impact of the occurrence, or non-occurrence, of the extraordinary event.

Senior Loans. The Target Fund may invest in Senior Loans. Senior Loans hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings, to finance internal growth and for other corporate purposes. Senior Loans typically have rates of interest that are determined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. These base lending rates are primarily LIBOR or SOFR and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders.

Senior Loans typically have a stated term of between five and nine years and have rates of interest that typically are redetermined daily, monthly, quarterly or semi-annually. Longer interest rate reset periods generally increase fluctuations in the Target Fund’s net asset value as a result of changes in market interest rates. The Target Fund is not subject to any restrictions with respect to the maturity of Senior Loans held in its portfolio. As a result, as short-term interest rates increase, interest payable to the Target Fund from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Target Fund from its investments in Senior Loans should decrease. Because of prepayments, the Advisers expect the average life of the Senior Loans in which the Target Fund invests to be shorter than the stated maturity.

Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Target Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Target Fund. There can be no assurances that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, the Target Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. The collateral securing a Senior Loan may lose all or substantially all of its value in the event of the bankruptcy of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower. If interest were required to be refunded, it could negatively affect the Target Fund’s performance.

Many Senior Loans in which the Target Fund may invest may not be rated by a rating agency, will not be registered with the SEC, or any state securities commission, and will not be listed on any national securities exchange. The amount of public information available with respect to Senior Loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Advisers will consider, and may rely in part, on analyses performed by others. Borrowers may have outstanding debt obligations that are rated below investment grade by a rating agency. Many of the Senior Loans in which the Target Fund may invest will have been assigned below investment grade ratings by independent rating agencies. In the event Senior Loans are not rated, they are likely to be the equivalent of below investment grade quality. Because of the protective features of Senior Loans, the Advisers believe that Senior Loans tend to have more favorable loss recovery rates as compared to more junior types of below investment grade debt obligations. The Advisers do not view ratings as the determinative factor in their investment decisions and rely more upon their credit analysis abilities than upon ratings.

No active trading market may exist for some Senior Loans and some loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the Target Fund’s net asset value. In addition, the Target Fund may not be able to readily dispose of its Senior Loans at prices that approximate those at which the Target Fund could sell such loans if they were more widely traded and, as a result of such illiquidity, the Target Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. During periods of limited supply and liquidity of Senior Loans, the Target Fund’s yield may be lower.

When interest rates decline, the value of a fund invested in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a fund invested in fixed rate obligations can be expected to decline. Although changes in prevailing interest rates can be expected to cause some fluctuations in the value of Senior Loans (due to the fact that floating rates on Senior Loans only reset periodically), the value of floating rate Senior Loans is substantially less sensitive to changes in market interest rates than fixed rate instruments. As a result, to the extent the Target Fund invests in floating rate Senior Loans, the Target Fund’s portfolio may be less volatile and less sensitive to changes in market interest rates than if the Target Fund invested in fixed rate obligations. Similarly, a sudden and significant increase in market interest rates may cause a decline in the value of these investments and in the Target Fund’s net asset value. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can reduce the value of Senior Loans and other debt obligations, impairing the Target Fund’s net asset value.

The Target Fund may purchase and retain in its portfolio Senior Loans where the Borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation, although they also will be subject to greater risk of loss. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Target Fund may determine or be required to accept equity securities or junior fixed income securities in exchange for all or a portion of a Senior Loan.

The Target Fund may purchase Senior Loans on a direct assignment basis. If the Target Fund purchases a Senior Loan on direct assignment, it typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. Investments in Senior Loans on a direct assignment basis may involve additional risks to the Target Fund. For example, if such loan is foreclosed, the Target Fund could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral.

The Target Fund may also purchase, without limitation, participations in Senior Loans. The participation by the Target Fund in a lender’s portion of a Senior Loan typically will result in the Target Fund having a contractual relationship only with such lender, not with the Borrower. As a result, the Target Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by such lender of payments from the Borrower. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participations in a loan to a Borrower and generally are offered by banks or other financial institutions or lending syndicates. The Target Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Target Fund assumes the credit risk associated with the Borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Target Fund intends to invest may not be rated by any nationally recognized rating service. Certain loan participations and assignments may be treated by the Target Fund as illiquid.

The Target Fund may obtain exposure to Senior Loans through the use of derivative instruments, which have recently become increasingly available. The Advisers may utilize these instruments and similar instruments that may be available in the future. The Target Fund may invest in a derivative instrument known as a Select Aggregate Market Index (“SAMI”), which provides investors with exposure to a reference basket of Senior Loans. SAMIs are structured as floating rate instruments. SAMIs consist of a basket of credit default swaps whose underlying reference securities are senior secured loans. While investing in SAMIs will increase the universe of floating rate fixed income securities to which the Target Fund is exposed, such investments entail risks that are not typically associated with investments in other floating rate fixed income securities. The liquidity of the market for SAMIs will be subject to liquidity in the secured loan and credit derivatives markets. Investment in SAMIs involves many of the risks associated with investments in derivative instruments.

Second Lien Loans. The Target Fund may invest in second lien or other subordinated or unsecured floating rate and fixed rate loans or debt (“Second Lien Loans”). Second Lien Loans have the same characteristics as Senior Loans except that such loans are second in lien property rather than first. Second Lien Loans typically have adjustable floating rate interest payments. Accordingly, the risks associated with Second Lien Loans are higher than the risk of loans with first priority over the collateral. In the event of default on a Second Lien Loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for the second priority lien holder, which may result in a loss of investment to the Target Fund.

Mezzanine Loans. The Target Fund may invest in mezzanine loans. Structurally, mezzanine loans usually rank subordinate in priority of payment to senior debt, such as senior bank debt, and are often unsecured. However, mezzanine loans rank senior to common and preferred equity in a borrower’s capital structure. Mezzanine debt is often used in leveraged buyout and real estate finance transactions. Typically, mezzanine loans have elements of both debt and equity instruments, offering the fixed returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of warrants. Due to their higher risk profile and often less restrictive covenants as compared to senior loans, mezzanine loans generally earn a higher return than senior secured loans. The warrants associated with mezzanine loans are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine loans also may include a “put” feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed-upon formula. Mezzanine investments may be issued with or without registration rights. Similar to other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine investments are usually unsecured and subordinate to other obligations of the issuer.

Delayed Funding Loans and Revolving Credit Facilities. The Target Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities in which a bank or other lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the Target Fund to increase its investment in a company at a time when it might not be desirable to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

Mortgage-Backed Securities. Mortgage-backed securities (“MBS”) include CMBS or RMBS. Pools of mortgage loans and mortgage-backed loans, such as mezzanine loans, are assembled as securities for sale to investors by various governmental, government-related and private organizations. MBS include complex instruments such as CMOs, stripped MBS, mortgage pass-through securities and interests in real estate mortgage investment conduits. The MBS in which the Target Fund may invest include those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified reference interest rate or index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. The Target Fund may invest in RMBS and CMBS issued by governmental entities and private issuers, including subordinated MBS and residual interests. The Target Fund may invest in sub-prime mortgages or MBS that are backed by sub-prime mortgages.

In general, losses on a mortgaged property securing a mortgage loan included in a securitization will be borne first by the equity holder of the property, then by a cash reserve fund or letter of credit, if any, then by the holder of a mezzanine loan or B-Note, if any, then by the “first loss” subordinated security holder (generally, the “B-Piece” buyer) and then by the holder of a higher rated security. The Target Fund may invest in any class of security included in a securitization. In the event of default and the exhaustion of any equity support, reserve fund, letter of credit, mezzanine loans or B-Notes, and any classes of securities junior to those in which the Target Fund invests, the Target Fund will not be able to recover all of its investment in the MBS it purchases. MBS in which the Target Fund invests may not contain reserve funds, letters of credit, mezzanine loans and/or junior classes of securities. The prices of lower credit quality securities are generally less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual issuer developments.

Mortgage Pass-Through Securities. Mortgage pass-through securities differ from other forms of fixed income securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage related securities (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

RMBS. RMBS are securities the payments on which depend primarily on the cash flow from residential mortgage loans made to borrowers that are secured, on a first priority basis or second priority basis, subject to permitted liens, easements and other encumbrances, by residential real estate (one- to four-family properties), the proceeds of which are used to purchase real estate and purchase or construct dwellings thereon or to refinance indebtedness previously used for such purposes. Residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan secured by residential property is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Agency RMBS. The principal U.S. Governmental guarantor of mortgage related securities is GNMA, which is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Authority (“FHA”), or guaranteed by the Department of Veterans Affairs. RMBS issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”), which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantees are backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA (also known as “Fannie Maes”) are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation that issues FHLMC Guaranteed Mortgage Pass-Through Certificates (also known as “Freddie Macs” or “PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its MBS.

As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury would purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. In February 2009, the U.S. Treasury doubled the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. In December 2009, the U.S. Treasury announced further amendments to the Senior Preferred Stock Purchase Agreements, which included additional financial support to certain governmentally supported entities, including the Federal Home Loan Banks

(“FHLBs”), FNMA and FHLMC. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact FNMA, FHLMC and the FHLBs, and the values of their related securities or obligations. There is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will not decrease in value or default. In August 2012, the U.S. Treasury announced a third amendment to the Amended and Restated Senior Preferred Stock Purchase Agreements that replaced the fixed-dividend rate of 10% with a variable dividend structure, in which FNMA and FHLMC would transfer to the U.S. Treasury on a quarterly basis all net profits during that quarter. Each enterprise would also be required to reduce its investment portfolios by 15% rather than the previously established 10% annual reduction. In December 2017, FHFA and the U.S. Treasury agreed to reinstate a $3 billion capital reserve amount for each of FNMA and FHLMC. The agreements changed the terms of the Senior Preferred Stock certificate to permit each of FNMA and FHLMC to retain a $3 billion capital reserve each quarter so that each of FNMA and FHLMC will only pay a dividend to the U.S. Treasury if the net worth at the end of a quarter is more than $3 billion.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor. In the event of repudiation, the payments of interest to holders of FNMA or FHLMC MBS would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such MBS are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such MBS holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC MBS would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party. In addition, certain rights provided to holders of MBS issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC MBS may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such MBS have the right to replace FNMA or FHLMC as trustee if the requisite percentage of MBS holders consent. The Reform Act prevents MBS holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed.

A 2011 report to Congress from the Treasury Department and the Department of Housing and Urban Development set forth a plan to reform America’s housing finance market, which would reduce the role of and eventually eliminate FNMA and FHLMC. Notably, the plan did not propose similar significant changes to GNMA, which guarantees payments on mortgage related securities backed by federally insured or guaranteed loans. The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of FNMA and FHLMC, including implementing: (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly rated mortgage related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

Non-Agency RMBS. Non-agency RMBS are issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on RMBS backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations, the holders of the security could sustain a loss. No insurance or guarantee covers the Target Fund or the price of the Target Fund’s shares. RMBS issued by non-governmental issuers generally offer a higher rate of interest than government agency and government-related securities because there are no direct or indirect government guarantees of payment.

CMBS. CMBS generally are multi-class debt or pass-through certificates secured or backed by mortgage loans on commercial properties. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities (“Subordinated CMBS”) take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated CMBS, cross-collateralization and over-collateralization.

The Target Fund may invest in Subordinated CMBS, which are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior CMBS arising out of the same pool of mortgages and which are often referred to as “B-Pieces.” The holders of Subordinated CMBS typically are compensated with a higher stated yield than are the holders of more senior CMBS. On the other hand, Subordinated CMBS typically subject the holder to greater risk than senior CMBS and tend to be rated in a lower rating category (frequently a substantially lower rating category) than the senior CMBS issued in respect of the same mortgage pool. Subordinated CMBS generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional income securities and senior CMBS.

CMOs. A CMO is a multi-class bond backed by a pool of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by (i) GNMA, FNMA or FHLMC pass-through certificates, (ii) unsecuritized mortgage loans insured by the FHA or guaranteed by the Department of Veteran Affairs, (iii) unsecuritized conventional mortgages, (iv) other MBS or (v) any combination thereof. Each class of a CMO, often referred to as a “tranche,” is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity or final distribution date. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index, such as LIBOR (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. The Target Fund does not intend to invest in CMO residuals, which represent the interest in any excess cash flow remaining after making the payments of interest and principal on the tranches issued by the CMO and the payment of administrative expenses and management fees.

The Target Fund may invest in inverse floating rate CMOs. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction relative to an applicable index such as LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs. Many inverse floating rate CMOs have coupons that move inversely to a multiple of an index. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. The market for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin. The Target Fund’s ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.

Stripped MBS. Stripped MBS are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each receiving a specified percentage of the underlying security’s principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security (or “IO”), and all of the principal is distributed to holders of another type of security, known as a principal-only security (or “PO”). STRIPS can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Target Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

Adjustable Rate Mortgage Securities. Adjustable rate mortgages (“ARMs”) have interest rates that reset at periodic intervals. Acquiring ARMs permits the Target Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMs are based. Such ARMs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Target Fund may potentially reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the Target Fund, when holding an ARM, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of the coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMs behave more like fixed income securities and less like adjustable-rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of ARMs generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Sub-Prime Mortgages. Sub-prime mortgages are mortgages rated below “A” by S&P, Moody’s or Fitch. Historically, sub-prime mortgage loans have been made to borrowers with blemished (or non-existent) credit records, and the borrower is charged a higher interest rate to compensate for the greater risk of delinquency and the higher costs of loan servicing and collection. Sub-prime mortgages are subject to both state and federal anti-predatory lending statutes that carry potential liability to secondary market purchasers such as the Target Fund. Sub-prime mortgages have certain characteristics and associated risks similar to below investment grade securities, including a higher degree of credit risk, and certain characteristics and associated risks similar to MBS, including prepayment risk.

Mortgage Related Derivative Instruments. The Target Fund may invest in MBS credit default swaps. MBS credit default swaps include swaps the reference obligation for which is an MBS or related index, such as the CMBX Index (a tradeable index referencing a basket of CMBS), the TRX Index (a tradeable index referencing total return swaps based on CMBS) or the ABX Index (a tradeable index referencing a basket of sub-prime MBS). The Target Fund may engage in other derivative transactions related to MBS, including purchasing and selling exchange-listed and OTC put and call options, futures and forwards on mortgages and MBS. The Target Fund may invest in newly developed mortgage related derivatives that may hereafter become available. See “—Strategic Transactions and Other Management Techniques” in this Proxy Statement/Prospectus for additional information regarding derivative transactions which the Target Fund may utilize.

Mortgage Related ABS. ABS are bonds backed by pools of loans or other receivables. ABS are created from many types of assets, including in some cases mortgage related asset classes, such as home equity loan ABS. Home equity loan ABS are subject to many of the same risks as RMBS, including interest rate risk and prepayment risk.

TBA Commitments. The Target Fund may enter into “to be announced” or “TBA” commitments. TBA commitments are forward agreements for the purchase or sale of securities, including MBS, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. See “—When-Issued, Delayed Delivery and Forward Commitment Securities.”

Net Interest Margin (NIM) Securities. The Target Fund may invest in net interest margin (“NIM”) securities. These securities are derivative interest-only mortgage securities structured off home equity loan transactions. NIM securities receive any “excess” interest computed after paying coupon costs, servicing costs and fees and any credit losses associated with the underlying pool of home equity loans. Like traditional stripped MBS, the yield to maturity on a NIM security is sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying home equity loans. NIM securities are highly sensitive to credit losses on the underlying collateral and the timing in which those losses are taken.

Whole Loan Mortgages. The Target Fund may invest in whole loan mortgages, especially subprime residential mortgage loans and non-performing and sub-performing mortgage loans. By investing in whole loan mortgages, the Target Fund acquires the entire beneficial interest in a single residential or commercial mortgage that has not been securitized, rather than fractional portions of or participations in such loans.

Mortgage Servicing Rights. The Target Fund may invest in Normal MSRs and Excess MSRs. Normal MSRs refer to the contractual right to cash flows payable to the actual mortgage servicer of a pool of mortgage loans for their ongoing administrative duties to the extent such cash flows do not exceed a reasonable amount of consideration for normal servicing activities. Excess MSRs are the rights to any amount of cash flows in excess of Normal MSRs.

Other Mortgage Related Securities. Other mortgage related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Other mortgage related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing. The Target Fund may acquire all or substantially all of the equity of a mortgage or private loan originator.

Asset-Backed Securities. ABS are a form of structured debt obligation. The securitization techniques used for ABS are similar to those used for MBS. ABS are bonds backed by pools of loans or other receivables. The collateral for these securities may include home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. The Target Fund may invest in these and other types of ABS that may be developed in the future. ABS present certain risks that are not presented by mortgage related securities. Primarily, these securities may provide the Target Fund with a less effective security interest in the related collateral than do mortgage related securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

Collateralized Debt Obligations. The Target Fund may invest in CDOs, which include CBOs, CLOs and other similarly structured securities. CDOs are types of ABS. A CBO is ordinarily issued by a trust or other special purpose entity (“SPE”) and is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities) held by such issuer. A CLO is ordinarily issued by a trust or other SPE and is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer.

Although certain CDOs may benefit from credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect the Target Fund against the risk of loss on default of the collateral. Certain CDO issuers may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments. CDOs may charge management fees and administrative expenses, which are in addition to those of the Target Fund.

A CLO is a structured debt security, issued by an SPE and created to reapportion the risk and return characteristics of a pool of bank loans. Investors in CLOs bear the credit risk of the underlying collateral. The bank loans are used as collateral supporting the various debt tranches issued by the SPE. Multiple tranches of securities are issued by the CLO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, or subordinated/equity, according to their degree of risk. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. If there are defaults or the CLO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. The Target Fund may invest in the equity or residual portion of the capital structure of CLOs. The SPE is a company founded solely for the purpose of securitizing payment claims. On this basis, marketable securities are issued which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPE takes place at maturity out of the cash flow generated by the collected claims. The vast majority of CLOs are actively managed by an independent investment manager.

For both CBOs and CLOs, the cash flows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

In addition to the general risks associated with fixed income securities, CDOs carry additional risks, including: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the CDO securities are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. To the extent the Target Fund makes equity investments in CDOs, and depending on whether these investments are characterized as debt or equity for U.S. federal income tax purposes, these investments may raise additional U.S. federal income tax issues, including (i) those applicable to debt instruments, as described above, (ii) those applicable to a holder of an equity investment in a non-U.S. corporation, and (iii) the risk of material entity-level U.S. federal income tax on income of the CDOs or CLOs that is effectively connected with a U.S. trade or business.

The credit quality of CDOs depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. The underlying assets (e.g., securities or loans) of CDOs may be subject to prepayments, which would shorten the weighted average maturity and may lower the return of the CDO. If a credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The transaction documents relating to the issuance of CDOs may impose eligibility criteria on the assets of the issuing SPE, restrict the ability of the investment manager to trade investments and impose certain portfolio-wide asset quality requirements. These criteria, restrictions and requirements may limit the ability of the SPE’s investment manager to maximize returns on the CDOs. In addition, other parties involved in structured products, such as third party credit enhancers and investors in the rated tranches, may impose requirements that have an adverse effect on the returns of the various tranches of CDOs. Furthermore, CDO transaction documents generally contain provisions that, in the event that certain tests are not met (generally interest coverage and over-collateralization tests at varying levels in the capital structure), require that proceeds that would otherwise be distributed to holders of a junior tranche must be diverted to pay down the senior tranches until such tests are satisfied. Failure (or increased likelihood of failure) of a CDO to make timely payments on a particular tranche will have an adverse effect on the liquidity and market value of such tranche.

Payments to holders of CDOs may be subject to deferral. If cash flows generated by the underlying assets are insufficient to make all current and, if applicable, deferred payments on the CDOs, no other assets will be available for payment of the deficiency and, following realization of the underlying assets, the obligations of the issuer to pay such deficiency will be extinguished. The value of CDO securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or fund providing the credit support or enhancement. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on the assets and availability, price and interest rates of the assets. CDOs are limited recourse, may not be paid in full and may be subject to up to 100% loss.

CDOs are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized as illiquid securities; however, an active dealer market may exist, which would allow such securities to be considered liquid in some circumstances.

Debtor-In-Possession Financings. The Target Fund may invest in “debtor-in-possession” or “DIP” financings newly issued in connection with “special situation” restructuring and refinancing transactions. DIP financings are loans to a debtor-in-possession in a proceeding under the U.S. Bankruptcy Code that has been approved by the bankruptcy court. These financings allow the entity to continue its business operations while reorganizing under Chapter 11 of the U.S. Bankruptcy Code. DIP financings are typically fully secured by a lien on the debtor’s otherwise unencumbered assets or secured by a junior lien on the debtor’s encumbered assets (so long as the loan is fully secured based on the most recent current valuation or appraisal report of the debtor). DIP financings are often required to close with certainty and in a rapid manner in order to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding.

Bank Obligations. Bank obligations may include certificates of deposit, bankers’ acceptances and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties, which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Direct Lending. The Target Fund may act as the originator for direct loans and engage in direct lending. Direct loans between the Target Fund and a borrower may not be administered by an underwriter or agent bank. The Target Fund may provide financing to commercial borrowers directly or through companies acquired (or created) and owned by or otherwise affiliated with the Target Fund. The terms of the direct loans are negotiated with borrowers in private transactions. Furthermore, a direct loan may be secured or unsecured.

In determining whether to make a direct loan, the Target Fund will rely primarily upon the creditworthiness of the borrower and/or any collateral for payment of interest and repayment of principal. In making a direct loan, the Target Fund is exposed to the risk that the borrower may default or become insolvent and, consequently, that the Target Fund will lose money on the loan. Furthermore, direct loans may subject the Target Fund to liquidity and interest rate risk and certain direct loans may be deemed illiquid. Direct loans are not publicly traded and may not have a secondary market. The lack of a secondary market for direct loans may have an adverse impact on the ability of the Target Fund to dispose of a direct loan and/or to value the direct loan.

When engaging in direct lending, the Target Fund’s performance may depend, in part, on the ability of the Target Fund to originate loans on advantageous terms. In originating and purchasing loans, the Target Fund will compete with a broad spectrum of lenders. Increased competition for, or a diminishment in the available supply of, qualifying loans could result in lower yields on such loans, which could reduce Target Fund’s performance.

As part of its lending activities, the Target Fund may originate loans to companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although the terms of such financing may result in significant financial returns to the Target Fund, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful financing to companies experiencing significant business and financial difficulties is unusually high. Different types of assets may be used as collateral for the Target Fund’s loans and, accordingly, the valuation of and risks associated with such collateral will vary by loan. There is no assurance that the Target Fund will correctly evaluate the value of the assets collateralizing the Target Fund’s loans or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a company that the Target Fund funds, the Target Fund may lose all or part of the amounts advanced to the borrower or may be required to accept collateral with a value less than the amount of the loan advanced by the Target Fund or its affiliates to the borrower. Furthermore, in the event of a default by a borrower, the Target Fund may have difficulty disposing of the assets used as collateral for a loan.

Real Estate Investment Trusts. The Target Fund may invest in equity interests and debt securities issued by REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investors’ capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types (i.e., hotels, shopping malls, residential complexes and office buildings). The market value of REIT shares and the ability of REITs to distribute income may be adversely affected by several factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws and other factors beyond the control of the REIT issuers. In addition, distributions received by the Target Fund from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends (on a pre-tax basis) than operating companies, to the extent application of the Target Fund’s investment strategy results in the Target Fund investing in REIT shares, the percentage of the Target Fund’s dividend income received from REIT shares will likely exceed the percentage of the Target Fund’s portfolio which is comprised of REIT shares. There are three general categories of REITs: equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

Trade Claims. The Target Fund may purchase trade claims against companies, including companies in bankruptcy or reorganization proceedings. Trade claims generally include claims of suppliers for goods delivered and not paid, claims for unpaid services rendered, claims for contract rejection damages and claims related to litigation. An investment in trade claims is very speculative and carries a high degree of risk. Trade claims are illiquid instruments which generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. Additionally, there can be restrictions on the purchase, sale, and/ or transferability of trade claims during all or part of a bankruptcy proceeding. The markets in trade claims are not regulated by U.S. federal securities laws or the SEC.

High Yield Securities. The Target Fund expects to invest in securities rated, at the time of investment, below investment grade quality such as those rated “Ba” or below by Moody’s, “BB” or below by S&P or Fitch, or securities comparably rated by other rating agencies or in unrated securities determined by the Advisers to be of comparable quality. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve greater price volatility than securities in higher rating categories. Often, the protection of interest and principal payments with respect to such securities may be very moderate and issuers of such securities face major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments.

Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The secondary market for lower grade securities may be less liquid than that of higher rated securities. Adverse conditions could make it difficult at times for the Target Fund to sell certain securities or could result in lower prices than those used in calculating the Target Fund’s net asset value.

The prices of fixed income securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupons of such securities. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity because of their higher coupon. The investor receives this higher coupon in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity.

Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

The ratings of Moody’s, S&P, Fitch and other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Advisers also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Target Fund invests in lower grade securities that have not been rated by a rating agency, the Target Fund’s ability to achieve its investment objective will be more dependent on the Advisers’ credit analysis than would be the case when the Target Fund invests in rated securities.

Equity Securities. The Target Fund may invest in equity securities, including common stocks, preferred stocks, convertible securities, warrants, depositary receipts, ETFs, equity interests in real estate investment trusts and master limited partnerships. Common stock represents an equity ownership interest in a company. The Target Fund may hold or have exposure to common stocks of issuers of any size, including small and medium capitalization stocks. Because the Target Fund may have exposure to common stocks, historical trends would indicate that the Target Fund’s portfolio and investment returns will be subject at times, and over time, to higher levels of volatility and market and issuer-specific risk than if it invested exclusively in debt securities.

Preferred Securities. The Target Fund may invest in preferred securities. There are two basic types of preferred securities: traditional preferred securities and trust preferred securities.

Traditional Preferred Securities. Traditional preferred securities generally pay fixed or adjustable rate dividends (or a combination thereof — e.g., a fixed rate that moves to an adjustable rate after some period of time) to investors and generally have a “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case all accumulated dividends must be paid before any dividend on the common stock can be paid. However, some traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by the Target Fund determine not to pay dividends on such stock, the amount of dividends the Target Fund pays may be adversely affected. There is no assurance that dividends or distributions on the traditional preferred securities in which the Target Fund invests will be declared or otherwise made payable.

Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates or the “Dividends Received Deduction.” Because the claim on an issuer’s earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Target Fund’s holdings of higher rate-paying fixed rate preferred securities may be reduced and the Target Fund may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Trust Preferred Securities. Trust preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred security characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Trust preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the deferral period is five years or more. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Trust preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinate to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

A “synthetic” convertible security may be created by the Target Fund or by a third party by combining separate securities that possess the two principal characteristics of a traditional convertible security: an income producing component and a convertible component. The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Because the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component, the value of a synthetic convertible security may respond differently to market fluctuations than a traditional convertible security. The Target Fund also may purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the issuer of the convertible note (typically an investment bank), rather than the issuer of the underlying common stock into which the note is convertible, assumes credit risk associated with the underlying investment and the Target Fund in turn assumes credit risk associated with the issuer of the convertible note.

Other Investment Companies. The Target Fund may invest in securities of other affiliated and unaffiliated open- or closed-end investment companies (including ETFs and BDCs), subject to applicable regulatory limits, that invest primarily in securities the types of which the Target Fund may invest directly. As a shareholder in an investment company, the Target Fund will bear its ratable share of that investment company’s expenses, and will remain subject to payment of the Target Fund’s advisory and other fees and expenses with respect to assets so invested. Holders of common shares will therefore be subject to duplicative expenses to the extent the Target Fund invests in other investment companies (except that it will not be subject to duplicate advisory fees with respect to other investment companies managed by BlackRock or its affiliates). The Advisers will take expenses into account when evaluating the investment merits of an investment in an investment company relative to other available investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks to which the Target Fund may be subject to the extent it employs a leverage strategy.

The Target Fund may invest in ETFs, which are investment companies that typically aim to track or replicate a desired index, such as a sector, market or global segment. ETFs are typically passively managed and their shares are traded on a national exchange or The NASDAQ Stock Market, Inc. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Target Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees (except that it will not be subject to duplicate advisory fees with respect to ETFs managed by BlackRock or its affiliates). These expenses are in addition to the direct expenses of the Target Fund’s own operations.

Restricted and Illiquid Investments. The Target Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. Liquidity of an investment relates to the ability to dispose easily of the investment and the price to be obtained upon disposition of the investment, which may be less than would be obtained for a comparable more liquid investment. “Illiquid investments” are investments which cannot be sold within seven days in the ordinary course of business at approximately the value used by the Target Fund in determining its net asset value. Illiquid investments may trade at a discount from comparable, more liquid investments. Illiquid investments are subject to legal or contractual restrictions on disposition or lack an established secondary trading market. Investment of the Target Fund’s assets in illiquid investments may restrict the ability of the Target Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Target Fund’s operations require cash, such as when the Target Fund pays dividends, and could result in the Target Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.

The Target Fund may invest in securities that are not registered under the 1933 Act (“restricted securities”). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Target Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Target Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Target Fund may be required to bear the expenses of registration. Certain of the Target Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the Target Fund may obtain access to material nonpublic information, which may restrict the Target Fund’s ability to conduct portfolio transactions in such securities.

Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Also, because there may not be an established market price for these securities, the Target Fund may have to estimate their value, which means that their valuation (and thus the valuation of the Target Fund) may have a subjective element. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time the Target Fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the Target Fund might obtain less favorable pricing terms that when it decided to sell the security.

Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities. Zero-coupon bonds pay interest only at maturity rather than at intervals during the life of the security. Like zero-coupon bonds, “step up” bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Payment-in-kind securities (“PIKs”) are debt obligations that pay “interest” in the form of other debt obligations, instead of in cash. Each of these instruments is normally issued and traded at a deep discount from face value. Zero-coupon bonds, step-ups and PIKs allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Target Fund would be required to distribute the income on these instruments as it accrues, even though the Target Fund will not receive the income on a current basis in cash. Thus, the Target Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders.

Physical Assets. The Target Fund may also invest directly in physical assets, including but not limited to real estate, aviation assets, maritime assets and commodities.

Structured Instruments. The Target Fund may use structured instruments for investment purposes, for risk management purposes, such as to reduce the duration and interest rate sensitivity of the Target Fund’s portfolio, and for leveraging purposes. While structured instruments may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured instruments may be less liquid than other securities and the price of structured instruments may be more volatile. In some cases, depending on the terms of the embedded index, a structured instrument may provide that the principal and/or interest payments may be adjusted below zero. Structured instruments also may involve significant credit risk and risk of default by the counterparty. Structured instruments may also be illiquid. Like other sophisticated strategies, the Target Fund’s use of structured instruments may not work as intended.

Structured Notes. The Target Fund may invest in “structured” notes and other related instruments, which are privately negotiated debt obligations in which the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Event-Linked Securities. The Target Fund may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps” or by implementing “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent upon, or formulaically related to, defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, the Target Fund may lose a portion of or its entire principal invested in the bond or the entire notional amount of a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims when a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose the Target Fund to certain other risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Equity-Linked Notes. Equity-linked notes are hybrid securities with characteristics of both fixed income and equity securities. An equity-linked note is a debt instrument, usually a bond, that pays interest based upon the performance of an underlying equity, which can be a single stock, basket of stocks or an equity index. Instead of paying a predetermined coupon, equity-linked notes link the interest payment to the performance of a particular equity market index or basket of stocks or commodities. The interest payment is typically based on the percentage increase in an index from a predetermined level, but alternatively may be based on a decrease in the index. The interest payment may in some cases be leveraged so that, in percentage terms, it exceeds the relative performance of the market. Equity-linked notes generally are subject to the risks associated with the securities of equity issuers, default risk and counterparty risk.

Credit Linked Notes. The Target Fund may invest in credit linked notes (“CLNs”) for risk management purposes, including diversification. A CLN is a derivative instrument. It is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to the credit risk of the reference obligations and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk.

Inverse Floating Rate Securities. An inverse floating rate security (or “inverse floater”) is a type of debt instrument that bears a floating or variable interest rate that moves in the opposite direction to interest rates generally or the interest rate on another security or index. Changes in interest rates, generally, or the interest rate of the other security or index, inversely affect the interest rate paid on the inverse floater, with the result that the inverse floater’s price will be considerably more volatile than that of a fixed rate bond. The Target Fund may invest without limitation in inverse floaters, which brokers typically create by depositing an income-producing instrument, including a mortgage related security, in a trust. The trust in turn issues a variable rate security and inverse floaters. The interest rate for the variable rate security is typically determined by an index or an auction process, while the inverse floater holder receives the balance of the income from the underlying income-producing instrument less an auction fee. The market prices of inverse floaters may be highly sensitive to changes in interest rates and prepayment rates on the underlying securities, and may decrease significantly when interest rates increase or prepayment rates change. In a transaction in which the Target Fund purchases an inverse floater from a trust, and the underlying security was held by the Target Fund prior to being deposited into the trust, the Target Fund typically treats the transaction as a secured borrowing for financial reporting purposes. As a result, for financial reporting purposes, the Target Fund will generally incur a non-cash interest expense with respect to interest paid by the trust on the variable rate securities and will recognize additional interest income in an amount directly corresponding to the non-cash interest expense. Therefore, the Target Fund’s net asset value per common share and performance are not affected by the non-cash interest expense. This accounting treatment does not apply to inverse floaters acquired by the Target Fund when the Target Fund did not previously own the underlying bond.

Credit Linked Securities. Among the income producing securities in which the Target Fund may invest are credit linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, the Target Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Target Fund would receive. The Target Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Strategic Transactions and Other Management Techniques. The Target Fund may use a variety of other investment management techniques and instruments. The Target Fund may purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts (including, but not limited to, credit default swaps index products, credit default swaps, total return swaps and interest rate swaps) and may purchase and sell exchange-listed and OTC put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques. These Strategic Transactions may be used for duration management and other risk management purposes, including to attempt to protect against possible changes in the market value of the Target Fund’s portfolio resulting from trends in the securities markets and changes in interest rates or to protect the Target Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities or to enhance income or gain. There is no particular strategy that requires use of one technique rather than another as the decision to use any particular strategy or instrument is a function of market conditions and the composition of the portfolio. The use of Strategic Transactions to enhance current income may be particularly speculative. The ability of the Target Fund to use Strategic Transactions successfully will depend on the Advisers’ ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. The use of Strategic Transactions may result in losses greater than if they had not been used, may require the Target Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Target Fund can realize on an investment or may cause the Target Fund to hold a security that it might otherwise sell. Certain provisions of the Code may restrict or affect the ability of the Target Fund to engage in Strategic Transactions. In addition, the use of certain Strategic Transactions may give rise to taxable income and have certain other consequences.

Interest Rate Transactions. The Target Fund may enter into interest rate swaps and purchase or sell interest rate caps, floors and collars. The Target Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique, to protect against any increase in the price of securities the Target Fund anticipates purchasing at a later date and/or to hedge against increases in the Target Fund’s costs associated with its leverage strategy. The Target Fund will ordinarily use these transactions as a hedge or for duration and risk management although it is permitted to enter into them to enhance income or gain. Interest rate swaps involve the exchange by the Target Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). The purchase of an interest rate cap entitles the purchaser, to the extent that the level of a specified interest rate exceeds a predetermined interest rate (i.e., the strike price), to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that the level of a specified interest rate falls below a predetermined interest rate (i.e., the strike price), to receive payments of interest on a notional principal amount from the party selling such interest rate floor. In interest rate collar transactions, one party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels of collar amounts.

For example, if the Target Fund holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the Target Fund to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the Target Fund holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Target Fund from a reduction in yield due to falling interest rates and may permit the Target Fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

The Target Fund may hedge both its assets and liabilities through interest rate swaps, caps, floors and collars. Usually, payments with respect to interest rate swaps will be made on a net basis (i.e., the two payment streams are netted out) with the Target Fund receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. If there is a default by the other party to an uncleared interest rate swap transaction, generally the Target Fund will have contractual remedies pursuant to the agreements related to the transaction. With respect to interest rate swap transactions cleared through a central clearing counterparty, a clearing organization will be substituted for the counterparty and will guaranty the parties’ performance under the swap agreement. However, there can be no assurance that the clearing organization will satisfy its obligation to the Target Fund or that the Target Fund would be able to recover the full amount of assets deposited on its behalf with the clearing organization in the event of the default by the clearing organization or the Target Fund’s clearing broker. Certain U.S. federal income tax requirements may limit the Target Fund’s ability to engage in interest rate swaps. Distributions attributable to transactions in interest rate swaps generally will be taxable as ordinary income to shareholders.

Indexed and Inverse Securities. The Target Fund may invest in securities the potential return of which is based on the change in a specified interest rate or equity index (an “indexed security”). For example, the Target Fund may invest in a security that pays a variable amount of interest or principal based on the current level of the French or Korean stock markets. The Target Fund may also invest in securities whose return is inversely related to changes in an interest rate or index (“inverse securities”). In general, the return on inverse securities will decrease when the underlying index or interest rate goes up and increase when that index or interest rate goes down.

Swaps. The Target Fund may enter into swap agreements, including credit default and total return swap agreements. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The Target Fund’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).

Whether the Target Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Advisers’ ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Moreover, the Target Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Swap agreements also bear the risk that the Target Fund will not be able to meet its payment obligations to the counterparty. Restrictions imposed by the tax rules applicable to regulated investment companies may limit the Target Fund’s ability to use swap agreements. It is possible that developments in the swap market, including government regulation, could adversely affect the Target Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Credit Default Swaps. The Target Fund may enter into credit default swap agreements and related instruments, such as credit default swap index products, for hedging purposes or to seek to increase income or gain. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Target Fund. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract, provided that no credit event on the reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional amount) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or if the swap is cash settled the seller may be required to deliver the related net cash amount (the difference between the market value of the reference obligation and its par value). The Target Fund may be either the buyer or seller in the transaction. If the Target Fund is a buyer and no credit event occurs, the Target Fund will generally receive no payments from its counterparty under the swap if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional amount of the swap in exchange for an equal face amount of deliverable obligations of the reference entity, the value of which may have significantly decreased. As a seller, the Target Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional amount of the swap in exchange for an equal face amount of deliverable obligations of the reference entity, the value of which may have significantly decreased. As the seller, the Target Fund would effectively add leverage to its portfolio because, in addition to its Managed Assets, the Target Fund would be subject to investment exposure on the notional amount of the swap in excess of any premium and margin required to establish and maintain the position.

Credit default swap agreements and related instruments, such as credit default swap index products, involve greater risks than if the Target Fund had taken a position in the reference obligation directly (either by purchasing or selling) since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. A buyer generally will also lose its upfront payment or any periodic payments it makes to the seller counterparty and receive no payments from its counterparty should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional amount it pays to the buyer, resulting in a loss of value to the seller. A seller of a credit default swap or similar instrument is exposed to many of the same risks of leverage since, if a credit event occurs, the seller generally will be required to pay the buyer the full notional amount of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.

In addition, the credit derivatives market is subject to a changing regulatory environment. It is possible that regulatory or other developments in the credit derivatives market could adversely affect the Target Fund’s ability to successfully use credit derivatives.

Total Return Swaps. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to the Target Fund’s portfolio because, in addition to its Managed Assets, the Target Fund would be subject to investment exposure on the notional amount of the swap in excess of any premium and margin required to establish and maintain the position.

Total return swap agreements are subject to market risk as well as the risk that a counterparty will default on its payment obligations to the Target Fund thereunder. Swap agreements also bear the risk that the Target Fund will not be able to meet its obligation to the counterparty. Generally, the Target Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with the Target Fund receiving or paying, as the case may be, only the net amount of the two payments).

Financial Futures Transactions and Options. The Target Fund is authorized to purchase and sell certain exchange traded financial futures contracts (“financial futures contracts”) in order to hedge its investments against declines in value, and to hedge against increases in the cost of securities it intends to purchase or to seek to enhance the Target Fund’s return. However, any transactions involving financial futures or options (including puts and calls associated therewith) will be in accordance with the Target Fund’s investment policies and limitations. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract, or in the case of index-based futures contracts to make and accept a cash settlement, at a specific future time for a specified price. To hedge its portfolio, the Target Fund may take an investment position in a futures contract which will move in the opposite direction from the portfolio position being hedged. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts.

Distributions, if any, of net long term capital gains from certain transactions in futures or options are taxable at long term capital gains rates for U.S. federal income tax purposes.

Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or, in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation (i.e., by entering into an offsetting transaction). Futures contracts have been designed by boards of trade which have been designated “contract markets” by the CFTC.

The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as “initial margin” and represents a “good faith” deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position that will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

The Target Fund may also purchase and sell financial futures contracts on U.S. Government securities as a hedge against adverse changes in interest rates as described below. The Target Fund may purchase and write call and put options on futures contracts on U.S. Government securities in connection with its hedging strategies.

The Target Fund also may engage in other futures contracts transactions such as futures contracts on municipal bond indices that may become available if the Advisers should determine that there is normally a sufficient correlation between the prices of such futures contracts and municipal bonds in which the Target Fund invests to make such hedging appropriate.

Futures Strategies. The Target Fund may sell a financial futures contract (i.e., assume a short position) in anticipation of a decline in the value of its investments resulting from an increase in interest rates or otherwise. The risk of decline could be reduced without employing futures as a hedge by selling investments and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and typically would reduce the average yield of the Target Fund’s portfolio securities as a result of the shortening of maturities. The sale of futures contracts provides an alternative means of hedging against declines in the value of its investments. As such values decline, the value of the Target Fund’s positions in the futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Target Fund’s investments that are being hedged. While the Target Fund will incur commission expenses in selling and closing out futures positions, commissions on futures transactions are typically lower than transaction costs incurred in the purchase and sale of the Target Fund’s investments being hedged. In addition, the ability of the Target Fund to trade in the standardized contracts available in the futures markets may offer a more effective defensive position than a program to reduce the average maturity of the portfolio securities due to the unique and varied credit and technical characteristics of the instruments available to the Target Fund. Employing futures as a hedge also may permit the Target Fund to assume a defensive posture without reducing the yield on its investments beyond any amounts required to engage in futures trading.

When the Target Fund intends to purchase a security, the Target Fund may purchase futures contracts as a hedge against any increase in the cost of such security resulting from a decrease in interest rates or otherwise, that may occur before such purchase can be effected. Subject to the degree of correlation between such securities and futures contracts, subsequent increases in the cost of such securities should be reflected in the value of the futures held by the Target Fund. As such purchases are made, an equivalent amount of futures contracts will be closed out. Due to changing market conditions and interest rate forecasts, however, a futures position may be terminated without a corresponding purchase of portfolio securities.

Call Options on Futures Contracts. The Target Fund may also purchase and sell exchange traded call and put options on financial futures contracts. The purchase of a call option on a futures contract is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. Like the purchase of a futures contract, the Target Fund may purchase a call option on a futures contract to hedge against a market advance when the Target Fund is not fully invested.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is below the exercise price, the Target Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Target Fund’s portfolio holdings.

Put Options on Futures Contracts. The purchase of a put option on a futures contract is analogous to the purchase of a protective put option on portfolio securities. The Target Fund may purchase a put option on a futures contract to hedge the Target Fund’s portfolio against the risk of rising interest rates.

The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is higher than the exercise price, the Target Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Target Fund intends to purchase.

The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a futures contract involves risks similar to those relating to futures contracts.

The CFTC subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. CFTC Rule 4.5 permits investment advisers to registered investment companies to claim an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to a fund, provided certain requirements are met. In order to permit BlackRock to claim this exclusion with respect to the Target Fund, the Target Fund will limit its use of CFTC Derivatives (excluding transactions entered into for “bona fide hedging purposes,” as defined under CFTC regulations) such that either: (i) the aggregate initial margin and premiums required to establish its CFTC Derivatives do not exceed 5% of the liquidation value of the Target Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or (ii) the aggregate net notional value of its CFTC Derivatives does not exceed 100% of the liquidation value of the Target Fund’s portfolio, after taking into account unrealized profits and losses on such positions. Additionally, the Target Fund will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, the Target Fund is not subject to regulation under the CEA or otherwise regulated by the CFTC, and BlackRock is not subject to registration and regulation as a “commodity pool operator” with respect to the Target Fund. If BlackRock was unable to claim the exclusion with respect to the Target Fund, BlackRock would become subject to registration and regulation as a “commodity pool operator,” which would subject BlackRock and the Target Fund to additional registration and regulatory requirements and increased operating expenses.

The Target Fund Subsidiaries. If BlackRock determines it to be appropriate or necessary, the Target Fund may form one or more wholly owned subsidiaries in one or more jurisdictions, each of which would be treated as a corporation for U.S. federal income tax purposes. Any Target Fund Subsidiary will share the same portfolio management team as the Target Fund. The Target Fund may invest either directly or indirectly through the Target Fund Subsidiaries. The Target Fund will be the sole shareholder of any Target Fund Subsidiary, and it is currently expected that shares of any Target Fund Subsidiary will not be sold or offered to other investors.

The Target Fund may invest an aggregate of up to 25% of its total assets in Target Fund Subsidiaries. The Target Fund typically expects to invest indirectly through the Target Fund Subsidiaries if it believes it is desirable to do so to comply with the requirements for qualification as a RIC under the Code. The Target Fund initially anticipates investing in MSRs, physical assets and commodities indirectly through the Target Fund Subsidiaries.

The Target Fund Subsidiaries will not be registered under the Investment Company Act and will not be subject to all of the investor protections of the Investment Company Act. In addition, changes in the laws of the United States and/or any jurisdiction in which a Target Fund Subsidiary is formed could result in the inability of the Target Fund or the Target Fund Subsidiaries to operate and could adversely affect the Target Fund. The Board of the Target Fund will have oversight responsibility for the investment activities of the Target Fund, including the Target Fund’s investments in any Target Fund Subsidiary, and the Target Fund’s role as the sole shareholder of any Target Fund Subsidiary.

The assets of any Target Fund Subsidiaries and the assets of the Target Fund, taken as a whole, will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Target Fund. As a result, the Advisers, in managing any Target Fund Subsidiary’s portfolio, will be subject to the same investment policies and restrictions that apply to the management of the Target Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of any Target Fund Subsidiary’s portfolio investments and shares of any Target Fund

Subsidiary. The Target Fund’s Chief Compliance Officer will oversee implementation of any Target Fund Subsidiary’s compliance policies and procedures, and will make periodic reports to the Board regarding any Target Fund Subsidiary’s compliance with its policies and procedures. The Target Fund and any Target Fund Subsidiaries will test for compliance with certain investment restrictions on a consolidated basis.

The financial statements of any Target Fund Subsidiary will be consolidated with the Target Fund’s financial statements in the Target Fund’s Annual and Semi-Annual Reports. The Target Fund’s Annual and Semi-Annual Reports are distributed to shareholders, and copies of the reports are provided without charge upon request.

Repurchase Agreements and Purchase and Sale Contracts. The Target Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during the Target Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. The risk to the Target Fund is limited to the ability of the issuer to pay the agreed upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Target Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Target Fund may be delayed or limited. The Advisers will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Advisers will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

A purchase and sale contract is similar to a repurchase agreement, but differs from a repurchase agreement in that the contract arrangements stipulate that the securities are owned by the Target Fund. In the event of a default under such a repurchase agreement or a purchase and sale contract, instead of the contractual fixed rate of return, the rate of return to the Target Fund will be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Target Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

Reverse Repurchase Agreements. The Target Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Target Fund with an agreement by the Target Fund to repurchase the securities at an agreed upon price, date and interest payment. In accordance with Rule 18f-4 under the Investment Company Act, when the Target Fund engages in reverse repurchase agreements and similar financing transactions, the Target Fund may either (i) maintain asset coverage of at least 300% with respect to such transactions and any other borrowings in the aggregate, or (ii) treat such transactions as “derivative transactions: and comply with Rule 18f-4 with respect to such transactions. The use by the Target Fund of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Target Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Target Fund in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Target Fund’s obligation to repurchase the securities and the Target Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Target Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

The Target Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty that purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Target Fund’s repurchase of the underlying security.

Securities Lending. The Target Fund may lend portfolio securities to certain borrowers determined to be creditworthy by the Advisers, including to borrowers affiliated with the Advisers. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. As a result of limitations under the Investment Company Act and SEC staff guidance, no securities loan will be made on behalf of the Target Fund if, as a result, the aggregate value of all securities loans of the Target Fund exceeds one-third of the value of the Target Fund’s total assets (including the value of the collateral received). The Target Fund may terminate a loan at any time and obtain the return of the securities loaned. The Target Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. The Target Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Target Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities.

Any cash collateral received by the Target Fund for such loans, and uninvested cash, may be invested, among other things, in a private investment company managed by an affiliate of the Advisers or in registered money market funds advised by the Advisor, a Sub-Adviser or their affiliates; such investments are subject to investment risk.

The Target Fund conducts its securities lending pursuant to an exemptive order from the SEC permitting it to lend portfolio securities to borrowers affiliated with the Target Fund and to retain an affiliate of the Target Fund as lending agent. To the extent that the Target Fund engages in securities lending, BlackRock Investment Management, LLC (“BIM”), an affiliate of the Advisor, acts as securities lending agent for the Target Fund, subject to the overall supervision of the Advisor. BIM administers the lending program in accordance with guidelines approved by the Target Board.

To the extent that the Target Fund engages in securities lending, the Target Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment expenses as defined below), and any fees or other payments to and from borrowers of securities. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Target Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Advisers or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. In addition, in accordance with the exemptive order, the investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Target Fund. Such shares also will not be subject to a sales load, distribution fee or service fee. If the private investment company’s weekly liquid assets fall below 30% of its total assets, BIM, as managing member of the private investment company, is permitted at any time, if it determines it to be in the best interests of the private investment company, to impose a liquidity fee of up to 2% of the value of units withdrawn or impose a redemption gate that temporarily suspends the right of withdrawal out of the private investment company. In addition, if the private investment company’s weekly liquid assets fall below 10% of its total assets at the end of any business day, the private investment company will impose a liquidity fee in the default amount of 1% of the amount withdrawn, generally effective as of the next business day, unless BIM determines that a higher (not to exceed 2%) or lower fee level or not imposing a liquidity fee is in the best interests of the private investment company. The shares of the private investment company purchased by the Target Fund would be subject to any such liquidity fee or redemption gate imposed.

Under the securities lending program, the Target Fund is categorized into a specific asset class. The determination of the Target Fund’s asset class category (fixed income, domestic equity, international equity, or fund of funds), each of which may be subject to a different fee arrangement, is based on a methodology agreed to between the Target Fund and BIM.

Pursuant to the current securities lending agreement: (i) if the Target Fund were to engage in securities lending, the Target Fund retains 82% of securities lending income (which excludes collateral investment expenses), and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Fixed-Income Complex in a calendar year exceeds a specified threshold, the Target Fund, pursuant to the current securities lending agreement, will receive for the remainder of that calendar year securities lending income as follows: (i) if the Target Fund were to engage in securities lending, 85% of securities lending income (which excludes collateral investment expenses); and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment expenses.

Short Sales. The Target Fund may make short sales of securities. A short sale is a transaction in which the Target Fund sells a security it does not own in anticipation that the market price of that security will decline. The Target Fund may make short sales to hedge positions, for duration and risk management, in order to maintain portfolio flexibility or to enhance income or gain.

When the Target Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Target Fund may have to pay a fee to borrow particular securities and is often obligated to pay over to the securities lender any income, distributions or dividends received on such borrowed securities until it returns the security to the securities lender.

The Target Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the securities lender, usually cash, U.S. Government securities or other liquid assets. Depending on arrangements made with the securities lender regarding payment over of any income, distributions or dividends received by the Target Fund on such security, the Target Fund may not receive any payments (including interest) on its collateral deposited with such securities lender.

If the price of the security sold short increases between the time of the short sale and the time the Target Fund replaces the borrowed security, the Target Fund will incur a loss; conversely, if the price declines, the Target Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Target Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The Target Fund must comply with Rule 18f-4 under the Investment Company Act with respect to its short sale borrowings, which are considered derivatives transactions under the Rule.

When-Issued, Delayed Delivery Securities and Forward Commitment Securities. The Target Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis or on a “delayed delivery” basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold or renegotiated prior to the settlement date. If the Target Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Target Fund. There is always a risk that the securities may not be delivered and that the Target Fund may incur a loss. A default by a counterparty may result in the Target Fund missing the opportunity of obtaining a price considered to be advantageous. The value of securities in these transactions on the delivery date may be more or less than the Target Fund’s purchase price. The Target Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period. Settlements in the ordinary course are not treated by the Target Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the net asset value of the Target Fund starting on the day the Target Fund agrees to purchase the securities. The Target Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Rule 18f-4 under the Investment Company Act permits the Target Fund to enter into when-issued or forward-settling securities (e.g., firm and standby commitments, including TBA commitments, and dollar rolls) and non-standard settlement cycle securities notwithstanding the limitation on the issuance of senior securities in Section 18 of the Investment Company Act, provided that the Target Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). If a when-issued, forward-settling or non-standard settlement cycle security does not satisfy the Delayed-Settlement Securities Provision, then it is treated as a derivatives transaction under Rule 18f-4.

Counterparty Credit Standards. To the extent that the Target Fund engages in principal transactions, including, but not limited to, OTC options, forward currency transactions, swap transactions, repurchase and reverse repurchase agreements and the purchase and sale of bonds and other fixed income securities, it must rely on the creditworthiness of its counterparties under such transactions. In certain instances, the credit risk of a counterparty is increased by the lack of a central clearing house for certain transactions, including certain swap contracts. In the event of the insolvency of a counterparty, the Target Fund may not be able to recover its assets, in full or at all, during the insolvency process. Counterparties to investments may have no obligation to make markets in such investments and may have the ability to apply essentially discretionary margin and credit requirements. Similarly, the Target Fund will be subject to the risk of bankruptcy of, or the inability or refusal to perform with respect to such investments by, the counterparties with which it deals. The Advisers will seek to minimize the Target Fund’s exposure to counterparty risk by entering into such transactions with counterparties the Advisers believe to be creditworthy at the time it enters into the transaction. Certain option transactions and Strategic Transactions may require the Target Fund to provide collateral to secure its performance obligations under a contract, which would also entail counterparty credit risk.

Description of Capital Shares

The Target Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share, all of which shares initially were classified as common shares. The Trustees of the Target Board are authorized, however, to issue such other securities of the Target Fund as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Trustees see fit, including preferred interests, debt securities or other senior securities. In addition, the Trustees may amend the Target Fund Declaration without shareholder approval to divide the shares of the Target Fund into one or more classes or additional classes, or one or more series of any such class or classes, to determine the rights, powers, preferences, limitations and restrictions of any class or series of shares.

Common Shares

Common shares, when issued and outstanding, will be fully paid and nonassessable (except as provided in the last sentence of Section 3.8 of the Target Fund’s Agreement and Declaration of Trust). Common shareholders are entitled to share pro rata in the net assets of the Target Fund available for distribution to shareholders upon liquidation of the Target Fund. Common shareholders are entitled to one vote for each common share held and fractional shares are entitled to a vote of such fraction.

The Target Fund will send unaudited reports at least semi-annually and audited annual financial statements to all of its shareholders.

Authorized Shares

The following table provides the Target Fund’s authorized shares and common shares outstanding as of June 8, 2023.

Title of Class	Amount Authorized	Amount Held by Fund or for its Account	Amount Outstanding Exclusive of Amount held by Fund
Common Shares	Unlimited	0	1,151,257.362

GENERAL INFORMATION

Shareholders of the Target Fund and the Acquiring Fund

As of June 8, 2023, the Trustees and officers of the Target Fund as a group owned less than 1% of the shares of the Target Fund. As of June 8, 2023, no person was known by the Target Fund to own beneficially or of record 5% or more of shares of the Target Fund, except as set forth in the table below. Information in the table below regarding the number and percentage of shares of the Target Fund owned is based on a review of Schedule 13D and 13G filings and amendments made with respect to the Target Fund on or before June 8, 2023.

Name	Address	Percentage of Target Fund Shares Held
UBS FINANCIAL SERVICES INC. FBO ICT HOLDINGS LLC	316 CALIFORNIA AVENUE RENO NV 89509-1650	5.92%

As of June 8, 2023, the Trustees and officers of the Acquiring Trust as a group owned less than 1% of the shares of the Acquiring Fund. As of June 8, 2023, no person was known by the Acquiring Fund to own beneficially or of record 5% or more of any class of shares of the Acquiring Fund, except as set forth in the table below.

Name	Address	Percentage of Acquiring Fund Shares Held	Class
MERRILL LYNCH PIERCE FENNER	4800 E DEERLAKE DR JACKSONVILLE, FL 32246-6484	26.27	A

NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD JERSEY CITY, NJ 07310-2010	12.44	A

Name	Address	Percentage of Acquiring Fund Shares Held	Class
CHARLES SCHWAB & CO INC	101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4122	11.97	A

MORGAN STANLEY SMITH BARNEY LLC	1 NEW YORK PLAZA NEW YORK, NY 10004-1901	11.83	A

WELLS FARGO CLEARING SERVICES	2801 MARKET STREET SAINT LOUIS, MO 63103	5.11	A

WELLS FARGO CLEARING SERVICES	2801 MARKET STREET SAINT LOUIS, MO 63103	14.60	C

MERRILL LYNCH PIERCE FENNER	4800 E DEERLAKE DR JACKSONVILLE, FL 32246-6484	12.31	C

AMERICAN ENTERPRISE INVESTMENT SVC	707 2ND AVE S MINNEAPOLIS, MN 55402-2405	11.84	C

RAYMOND JAMES	880 CARILLON PKWY SAINT PETERSBURG, FL 33716-1102	10.42	C

MORGAN STANLEY SMITH BARNEY LLC	1 NEW YORK PLAZA NEW YORK, NY 10004-1901	10.28	C

PERSHING LLC	1 PERSHING PLAZA JERSEY CITY, NJ 07399-0001	9.13	C

LPL FINANCIAL	4707 EXECUTIVE DR SAN DIEGO, CA 92121-3091	7.68	C

NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD JERSEY CITY, NJ 07310-2010	7.51	C

CHARLES SCHWAB & CO INC	211 MAIN ST SAN FRANCISCO, CA 94105	5.71	C

NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD JERSEY CITY, NJ 07310	21.08	I

CHARLES SCHWAB & CO INC	101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4122	18.68	I

MERRILL LYNCH PIERCE FENNER	4800 E DEERLAKE DR JACKSONVILLE, FL 32246-6484	7.28	I

MORGAN STANLEY SMITH BARNEY LLC	1 NEW YORK PLAZA NEW YORK, NY 10004-1901	6.08	I

Name	Address	Percentage of Acquiring Fund Shares Held	Class
PERSHING LLC	1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	6.05	I

CHARLES SCHWAB & CO INC	211 MAIN ST SAN FRANCISCO, CA 94105	6.00	I

NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD JERSEY CITY, NJ 07310	30.05	K

SEI PRIVATE TRUST COMPANY	1 FREEDOM VALLEY DR OAKS, PA 19456-9989	6.31	K

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the foregoing tables is identified as the beneficial holder of more than 25% of a Fund, or is identified as the holder of record of more than 25% of a Fund and has voting and/or investment powers, such shareholder may be presumed to control such Fund.

Independent Registered Public Accounting Firm

The independent registered public accounting firm for the Funds performs an annual audit of each Fund’s financial statements. Each Fund’s Board has appointed Deloitte & Touche LLP to be each Fund’s independent registered public accounting firm. Deloitte & Touche LLP is located at 200 Berkeley Street, Boston, Massachusetts 02116.

Expenses of Proxy Solicitation

Solicitation of proxies is being made primarily by the mailing of the Notice of Special Meeting of Shareholders and this Proxy Statement/Prospectus with its enclosures on or about [●], 2023. Shareholders of the Target Fund whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of BlackRock and its affiliates as well as dealers or their representatives may solicit proxies in person or by mail, telephone, fax or the internet.

The Target Fund and BlackRock have retained Georgeson, LLC to assist with the distribution of proxy materials and the solicitation and tabulation of proxies. The cost of Georgeson, LLC’s services in connection with the proxy is anticipated to be approximately $32,000. The Target Fund will bear these expenses of the proxy solicitation, in addition to the other expenses of the Reorganization described above under “Information About the Reorganization—Reorganization Expenses.”

Shareholder Proposals

To be considered for presentation at a shareholder meeting, rules promulgated by the SEC generally require that, among other things, a shareholder’s proposal must be received at the offices of the relevant Fund a reasonable time before solicitation is made. In addition, each Fund’s bylaws provide for advance notice provisions, which require shareholders to give timely notice in proper written form to the Secretary of the Fund. Shareholders should review each Fund’s bylaws for additional information regarding the Funds’ advance notice provisions. The Target Fund Bylaws were filed with the SEC on June 20, 2018 on Form N-2 and the Acquiring Trust Bylaws were filed with the SEC on April 20, 2018 on Form N-1A. Shareholders may obtain copies of such documents as described on page iii of this Proxy Statement/Prospectus.

The timely submission of a proposal does not necessarily mean that such proposal will be included. Any shareholder who wishes to submit a proposal for consideration at a meeting of such shareholder’s Fund should send such proposal to the relevant Fund at 50 Hudson Yards, New York, New York 10001.

Shareholder Communications

Shareholders who want to communicate with a Board or any individual Board Member should write to the attention of the Secretary of the applicable Fund, 50 Hudson Yards, New York, New York 10001. Shareholders may communicate with the Target Board electronically by sending an e-mail to closedendfundsbod@blackrock.com. The communication should indicate that you are a Target Fund shareholder. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Chair of the Governance Committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the Chief Compliance Officer of the Target Fund 50 Hudson Yards, New York, New York 10001. Shareholders who are uncomfortable submitting complaints to the Chief Compliance Officer may address letters directly to the Chair of the Audit Committee of the Target Board. Such letters may be submitted on an anonymous basis.

Adjournments and Postponements

Failure of a quorum to be present at the Special Meeting may necessitate adjournment. The Target Board, prior to the Special Meeting being convened, may postpone such meeting from time to time to a date not more than 120 days after the original record date. The chair of the Special Meeting may also adjourn the Special Meeting from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place by which shareholders may be deemed to be present at such adjourned meeting and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. The chair of the Special Meeting may adjourn the Special Meeting to permit further solicitation of proxies with respect to a proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of shareholders. At the adjourned meeting, the Target Fund may transact any business which might have been transacted at the original meeting. Any adjourned meeting may be held as adjourned one or more times without further notice not later than 120 days after the record date.

Other Information

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Special Meeting. However, if other matters are properly presented to the Special Meeting for a vote, the proxies will be voted by the persons named in the enclosed proxy upon such matters in accordance with their judgment of what is in the best interests of the Target Fund.

IF YOU CANNOT BE PRESENT AT THE SPECIAL MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

John M. Perlowski

President and Chief Executive Officer

BlackRock Multi-Sector Opportunities Trust II

[●], 2023

APPENDIX A

[FORM OF] AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [  ] day of [  ], 2023, by and between BlackRock Multi-Sector Opportunities Trust II, a registered investment company and a Delaware statutory trust (the “Target Fund”), and BlackRock Funds V, a registered investment company and a Massachusetts business trust (the “Acquiring Trust”), on behalf of BlackRock Strategic Income Opportunities Portfolio, a separate series of the Acquiring Trust (the “Acquiring Fund”).

This Agreement is intended to be, and is adopted as, a plan for the reorganization of the Target Fund with the Acquiring Fund upon the terms and conditions set forth in this Agreement (the “Reorganization”). The Reorganization is intended to qualify as a reorganization of the Target Fund and Acquiring Fund within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The Reorganization will consist of: (i) the transfer of all of the assets of the Target Fund to the Acquiring Fund, in exchange for the assumption by the Acquiring Fund of the Target Fund Stated Liabilities (as defined in paragraph 1.3) and the issuance to the Target Fund of Investor A Shares of the Acquiring Fund (the “Acquiring Fund Shares”) having an aggregate net asset value equal to the value of the assets of the Target Fund acquired by the Acquiring Fund reduced by the Target Fund Stated Liabilities; (ii) the distribution, on or as soon as practicable after the Closing Date (as defined in paragraph 3.1), of the Acquiring Fund Shares to the shareholders of the Target Fund; and (iii) the termination, dissolution and complete liquidation of the Target Fund. No assets other than Acquiring Fund Shares shall be distributed to the shareholders of the Target Fund.

WHEREAS, the Target Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), the Acquiring Fund is a separate series of the Acquiring Trust, an open-end management investment company registered under the 1940 Act, and the Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest; and

WHEREAS, each of the Target Fund and the Acquiring Fund qualifies as a “regulated investment company” under Subchapter M of the Code; and

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares; and

WHEREAS, the Board of Trustees of the Target Fund (the “Target Fund Board”) has determined that the Reorganization is in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund will not be diluted with respect to net asset value as a result of the Reorganization; and

WHEREAS, the Board of Trustees of the Acquiring Trust (the “Acquiring Trust Board” and together with the Target Trust Board, the “Boards” and each, a “Board”) has determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted with respect to net asset value as a result of the Reorganization; and

WHEREAS, the Target Fund offers one class of shares, the Acquiring Fund offers four classes of shares and only one class of shares of the Acquiring Fund, Investor A Shares, is the class of shares which will be conveyed by the Acquiring Fund in connection with the transactions described herein.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

REORGANIZATION

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to convey, transfer and deliver all of the assets of the Target Fund described in paragraph 1.2 to the Acquiring Fund free and clear of all liens, encumbrances and claims whatsoever. In exchange, the Acquiring Fund agrees to: (i) deliver to the Target Fund, the number of full and fractional Acquiring Fund Shares, determined by dividing: (A) the aggregate value of the Target Fund’s assets, net of the Target Fund Stated Liabilities (as defined in paragraph 1.3), computed in the manner and as of the time and date set forth in paragraph 2.1, by (B) the net asset value of an Acquiring Fund Share computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) assume the Target Fund Stated Liabilities described in paragraph 1.3. Such transactions shall take place at the closing (the “Closing”) provided for in paragraph 3.1.

1.2 ASSETS TO BE ACQUIRED. The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all property owned by the Target Fund, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records relating to the Target Fund, any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 7.2 and other than the rights of the Target Fund under this Agreement (the “Assets”).

1.3 LIABILITIES TO BE ASSUMED. The Target Fund will endeavor to identify and discharge, to the extent practicable, all of its liabilities and obligations, including all liabilities relating to operations, before the Closing Date. The Acquiring Fund shall assume only those accrued and unpaid liabilities of the Target Fund set forth in the Target Fund’s statement of assets and liabilities as of the Closing Date delivered by the Target Fund to the Acquiring Fund pursuant to paragraph 5.2 (the “Target Fund Stated Liabilities”). The Acquiring Fund shall assume only the Target Fund Stated Liabilities and shall not assume any other debts, liabilities or obligations of the Target Fund.

1.4 STATE FILINGS. Prior to the Closing Date, (i) the Target Fund shall make any filings with the State of Delaware that are required under the laws of the State of Delaware to be made prior to the Closing Date, and (ii) the Acquiring Trust shall make any filings with the Commonwealth of Massachusetts that are required under the laws of the Commonwealth of Massachusetts.

1.5 LIQUIDATION AND DISTRIBUTION. On or as soon as practicable after the Closing Date, the Target Fund will distribute in complete liquidation of the Target Fund, pro rata to its shareholders of record, determined as of the close of business at the Valuation Time (as defined below) (the “Target Fund Shareholders”), all of the Acquiring Fund Shares received by the Target Fund. Upon completion of the distribution of all of the Acquiring Fund Shares in accordance with the prior sentence, the Target Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.10 below. Such distribution will be accomplished by the transfer on the books of the Acquiring Fund of Acquiring Fund Shares credited to the account of the Target Fund to open accounts on the share records of the Acquiring Fund in the name of the Target Fund Shareholders and representing the respective pro rata number of Acquiring Fund Shares due Target Fund Shareholders. All issued and outstanding shares of the Target Fund will, simultaneously with the liquidation, be canceled on the books of the Target Fund and will be null and void. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

1.6 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent (the “Acquiring Fund Transfer Agent”).

1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund shares on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8 REPORTING RESPONSIBILITY. Any reporting responsibility of the Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund or its duly appointed agent.

1.9 SHAREHOLDER ACCOUNTS. Acquiring Fund Shares received in the Reorganization will not be subject to a front-end or deferred sales charge. Any account minimums of the Acquiring Fund will be waived for shareholders accounts established in connection with the Reorganization.

1.10 TERMINATION AND DISSOLUTION. The Target Fund shall be terminated and dissolved promptly following all distributions made pursuant to paragraph 1.5 in accordance with the laws of the State of Delaware and the federal securities law.

1.11 BOOKS AND RECORDS. Immediately after the Closing Date, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books. All books and records of the Target Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder transferred to the Acquiring Fund, shall be made available to the Target Fund from and after the Closing Date at the Acquiring Fund’s cost of producing such books and records until at least the date through which such books and records must be maintained under applicable law.

1.12 ACTION BY THE ACQUIRING TRUST. The Acquiring Trust shall take all actions expressed herein as being the obligations of the Acquiring Trust, on behalf of the Acquiring Fund.

ARTICLE II

VALUATION

2.1 VALUATION OF TARGET FUND ASSETS. The gross value of the Assets to be acquired by the Acquiring Fund hereunder shall be the gross value of such Assets as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day prior to the Closing Date (the “Valuation Time”), after the payment of the dividends pursuant to paragraph 7.2, using the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2 VALUATION OF ACQUIRING FUND SHARES. Full Acquiring Fund Shares, and to the extent necessary, fractional Acquiring Fund Shares, of an aggregate net asset value equal to the gross value of the Assets of the Target Fund acquired, determined as hereinafter provided, reduced by the amount of the Target Fund Stated Liabilities assumed by the Acquiring Fund, shall be issued by the Acquiring Fund to the Target Fund in exchange for such Assets of the Target Fund. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the Valuation Time, using the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. Subject to the terms and conditions set forth herein, the Closing shall occur in the [fourth quarter of 2023], or such other date as the parties may agree to in writing (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of 7:00 a.m. (Eastern time) on the Closing Date. The Closing shall be held at the offices of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN’S CERTIFICATE. The Target Fund shall instruct the custodian for the Target Fund (the “Target Fund Custodian”) to deliver at the Closing a certificate of an authorized officer stating that: (i) the Assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (ii) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of Assets by the Target Fund. The Target Fund’s Assets represented by a certificate or other written instrument shall be presented by the Target Fund Custodian to the custodian for the Acquiring Fund (the “Acquiring Fund Custodian”) for examination no later than five (5) business days preceding the Closing Date and all Assets of the Target Fund at the Valuation Time shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. The Target Fund’s Assets deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Acquiring Fund Custodian. The cash to be transferred by the Target Fund shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that, as of the Valuation Time, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Closing shall be postponed until the business day after the day when trading is fully resumed and reporting is restored or such other date as the parties may agree to.

3.4 TRANSFER AGENT’S CERTIFICATE. The Target Fund shall instruct the Target Fund’s transfer agent (the “Target Fund Transfer Agent”) to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Target Fund Shareholders as of the Valuation Time, and the number and percentage ownership (to four decimal places) of outstanding shares of the Target Fund owned by each Target Fund Shareholder immediately prior to the Closing. The Acquiring Trust, on behalf of the Acquiring Fund, shall issue and deliver, or instruct the Acquiring Fund Transfer Agent to issue and deliver, a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Target Fund, or provide evidence reasonably satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund Shareholders’ accounts on the books of the Acquiring Fund.

3.5 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumption of liabilities, share certificates, opinions, receipts and other documents, if any, as such other party or its counsel may reasonably request.

3.6 FAILURE TO DELIVER ASSETS. If the Target Fund is unable to make delivery pursuant to paragraph 3.2 hereof to the Acquiring Fund Custodian of any of the Assets of the Target Fund for the reason that any of such Assets have not yet been delivered to it by the Target Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Target Fund shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Acquiring Fund Custodian, including brokers’ confirmation slips.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE TARGET FUND. The Target Fund represents and warrants to the Acquiring Trust, on behalf of the Acquiring Fund, as follows:

(a) The Target Fund is a statutory trust that is duly organized, validly existing and in good standing under the laws of the State of Delaware. The Target Fund has filed the necessary certificates required to be filed under the laws of the State of Delaware and paid the necessary fees due thereon. The Target Fund is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Target Fund. The Target Fund has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Fund.

(b) The Target Fund is registered as a closed-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Target Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Target Fund.

(c) The Registration Statement on Form N-14 of the Acquiring Trust and the Proxy Statement/Prospectus contained therein relating to the transactions contemplated by the Agreement that is filed with the Commission and becomes effective, as such Registration Statement may be amended or supplemented subsequent to the effective date of the Registration Statement (the “Registration Statement”), as of such effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Target Fund based on information provided in writing by the Target Fund, for inclusion therein, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not contain, as it relates to the Target Fund based on information provided in writing by the Target Fund, for inclusion therein, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any written information furnished by the Target Fund for use in the Registration Statement or any other materials provided by the Target Fund in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Target Fund’s prospectus, statement of additional information and shareholder reports, to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other applicable laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e) The Target Fund is not in violation of, and, subject to the satisfaction of the conditions precedent set forth in Articles VI and VIII of this Agreement, the execution, delivery and performance of this Agreement in accordance with its terms by the Target Fund will not result in the violation of, Delaware law, or any provision of the Target Fund’s agreement and declaration of trust or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Target Fund result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which it is bound.

(f) The Target Fund has no material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or reflected as Target Fund Stated Liabilities or in the statement of assets and liabilities as provided in paragraph 5.2 hereof.

(g) No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to the Target Fund’s knowledge threatened against the Target Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Target Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(h) The audited financial statements of the Target Fund for the fiscal year ended December 31, 2022, which have been audited by [ ], [and the unaudited financial statements of the Target Fund for the semi-annual period ended June 30, 2023,] have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition and the results of operations of the Target Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(i) There have been no changes in the financial position of the Target Fund as reflected in the audited financial statements of the Target Fund for the fiscal year ended December 31, 2022 [and the unaudited financial statements of the Target Fund for the semi-annual period ended June 30, 2023], other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the repurchase of Target Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.1(h) above, there has been no material adverse change in the Target Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Target Fund (other than changes occurring in the ordinary course of business). For the purposes of this paragraph 4.1(i), the discharge of the Target Fund’s liabilities, the repurchase of Target Fund shares from Target Fund Shareholders or a decline in the net asset value of the Target Fund shall not constitute a material adverse change.

(j) Since [    ], there has not been (i) any pending or to the knowledge of the Target Fund threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Target Fund; (ii) any option to purchase or other right to acquire shares of the Target Fund issued or granted by or on behalf of the Target Fund to any person; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Target Fund, except as otherwise disclosed to the Acquiring Fund or contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Target Fund for borrowed money or any commitment to borrow money by or on behalf of the Target Fund; (v) any amendment of the Target Fund’s organizational documents in a manner materially affecting the Target

Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business) upon any asset of the Target Fund other than a lien for taxes not yet due and payable.

(k) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Target Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the knowledge of the Target Fund, after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(l) The authorized capital of the Target Fund consists of an unlimited number of shares of beneficial interest, par value $0.001 per share. All issued and outstanding shares of the Target Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act of 1933 (“1933 Act”) and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable (except as provided in the last sentence of Section 3.8 of the Target Fund’s Agreement and Declaration of Trust), and are not subject to preemptive or appraisal rights. All of the issued and outstanding shares of the Target Fund will, at the Valuation Time, be held by the persons and in the amounts set forth in the records of the Target Fund Transfer Agent as provided in paragraph 3.4. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Target Fund shares and has no outstanding securities convertible into any of the Target Fund shares.

(m) At the Closing Date, the Target Fund will have good and marketable title to the Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the Acquiring Fund has received notice and which have been taken into account in the net asset valuation of the Target Fund, and, upon delivery of the Assets and the filing of any documents that may be required under Delaware state law, the Acquiring Fund will acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted in writing by the Acquiring Fund.

(n) (i) The Target Fund has the power to enter into this Agreement and to consummate the transactions contemplated herein; (ii) the execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Trustees of the Target Fund; and (iii) subject to approval by the Target Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, and no other action or proceedings by the Target Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The information to be furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other applicable laws and regulations.

(p) The Target Fund has elected to qualify and has qualified as a “regulated investment company” under the Code (a “RIC”) as of and since its first taxable year; qualifies and will continue to qualify as a RIC under the Code for its taxable year through the date of Reorganization; and has satisfied the distribution requirements imposed by the Code for each of its taxable years closing before the Closing Date and will satisfy the distribution requirements imposed by the Code for the taxable year ending on the Closing Date.

(q) Except for the Registration Statement and the approval of this Agreement by Target Fund Shareholders, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated herein, except those that have already been obtained. No consent of or notice to any third party or entity other than the Target Fund Shareholders as described in paragraph 4.1(r) is required for the consummation by the Target Fund of the transactions contemplated by this Agreement.

(r) The Target Fund has called a special meeting of Target Fund Shareholders to consider and act upon this Agreement (or transactions contemplated hereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than [August 7, 2023] (or such other date as the parties may agree to in writing).

(s) Prior to the valuation of the Assets as of the Valuation Time, the Target Fund shall have declared a dividend, dividends or other distribution or distributions, with a record and ex-dividend date prior to the Valuation Time, which, together with all previous dividends and distributions, shall have the effect of distributing to the Target Fund Shareholders all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward).

(t) The Target Fund, or its agents, (1) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding and Reporting (Individuals), a valid Form W-8BEN-E, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Entities) (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for each Target Fund shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Target Fund to such shareholder, and/or (2) has otherwise timely instituted the appropriate nonresident alien or foreign corporation or backup withholding procedures with respect to such shareholder as provided by Sections 1441, 1442, 1471 and 3406 of the Code.

4.2 REPRESENTATIONS OF THE ACQUIRING TRUST ON ITS BEHALF AND ON BEHALF OF THE ACQUIRING FUND. The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Target Fund as follows:

(a) The Acquiring Trust is a business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts. The Acquiring Trust is duly authorized to transact business in the Commonwealth of Massachusetts and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Fund. The Acquiring Fund is a legally designated, separate series of the Acquiring Trust. The Acquiring Trust, on behalf of the Acquiring Fund, has all material federal, state and local authorizations necessary to own all of its properties and the Assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

(b) The Acquiring Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Acquiring Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Acquiring Fund.

(c) The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Trust and the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not contain, as it relates to the Acquiring Trust and the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this paragraph 4.2(c) apply to statements or omissions made in reliance upon and in conformity with written information concerning the Target Fund furnished to the Acquiring Trust or the Acquiring Fund by the Target Fund from the effective date of the Registration Statement through and on the Closing Date. Any written information furnished by the Acquiring Trust with respect to the Acquiring Trust or the Acquiring Fund for use in the Registration Statement or any other materials provided by the Acquiring Trust, on behalf of the Acquiring Fund, in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Acquiring Fund’s prospectus, statement of additional information and shareholder reports, to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other applicable laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements, in the light of the circumstances under which they were made, not misleading.

(e) Neither the Acquiring Trust nor the Acquiring Fund is in violation of, and, subject to the satisfaction of the conditions precedent set forth in Articles VII and VIII of this Agreement, the execution, delivery and performance of this Agreement in accordance with its terms by the Acquiring Trust, on behalf of the Acquiring Fund, will not result in the violation of, Massachusetts law or any provision of the Acquiring Trust’s declaration of trust or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Acquiring Trust is a party, on behalf of the Acquiring Fund, or by which the Acquiring Trust, on behalf of the Acquiring Fund, is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Trust, on behalf of the Acquiring Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust is a party, on behalf of the Acquiring Fund, or by which the Acquiring Trust, on behalf of the Acquiring Fund, is bound.

(f) No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to the Acquiring Trust’s knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Acquiring Trust, on behalf of the Acquiring Fund, to carry out the transactions contemplated by this Agreement. The Acquiring Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g) The audited financial statements of the Acquiring Fund for the fiscal year ended December 31, 2022, which have been audited by [  ], [and the unaudited financial statements of the Acquiring Fund for the semi-annual period ended June 30, 2023,] have been prepared in accordance with GAAP consistently applied and such statements (true and complete copies of which have been furnished to the Target Fund) fairly reflect the financial condition and the results of operations of the Acquiring Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(h) There have been no changes in the financial position of the Acquiring Fund as reflected in the audited financial statements of the Acquiring Fund for the fiscal year ended December 31, 2022 [and the unaudited financial statements of the Acquiring Fund for the semi-annual period ended June 30, 2023], other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Acquiring Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.2(g) above, there has been no material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Acquiring Fund (other than changes occurring in the ordinary course of business). For the purposes of this paragraph 4.2(h), a decline in the net asset value of the Acquiring Fund due to declines in the value of Acquiring Fund’s assets, the discharge of the Acquiring Fund’s liabilities or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change.

(i) Since [  ], there has not been (i) any pending or to the knowledge of the Acquiring Trust threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Acquiring Fund; (ii) any option to purchase or other right to acquire interests in shares of the Acquiring Fund issued or granted by or on behalf of the Acquiring Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Acquiring Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Acquiring Fund, except as otherwise disclosed to the Target Fund or contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Acquiring Fund for borrowed money or any commitment to borrow money by or on behalf of the Acquiring Fund; (v) any amendment of the Acquiring Trust’s organizational documents in a manner materially affecting the Acquiring Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Acquiring Fund other than a lien for taxes not yet due and payable.

(j) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the knowledge of the Acquiring Trust, on behalf of the Acquiring Fund, after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(k) The authorized capital of the Acquiring Fund consists of an unlimited number of shares of beneficial interest, par value $0.001 per share. All issued and outstanding shares of beneficial interest of the Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act or an exemption therefrom, and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or appraisal rights. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares and has no outstanding securities convertible into any of the Acquiring Fund shares.

(l) At the Closing Date, the Acquiring Fund will have good and marketable title to all of its assets, and full right, power and authority to sell, assign, transfer and deliver such assets, free of any lien or other encumbrance, except those liens or encumbrances as to which the Target Fund has received notice at or prior to the Closing Date, and which have been taken into account in the net asset valuation of the Acquiring Fund.

(m) The Acquiring Trust, on behalf of the Acquiring Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Trustees of the Acquiring Trust. This Agreement constitutes a valid and binding obligation of the Acquiring Trust, enforceable in accordance with its terms, and no other action or proceedings by the Acquiring Trust, on behalf of the Acquiring Fund, are necessary to authorize this

Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(n) The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the Acquiring Fund Shares will be duly and validly issued and will be fully paid and nonassessable (except as disclosed in the Acquiring Fund’s Registration Statement).

(o) The information to be furnished by the Acquiring Trust, on behalf of the Acquiring Fund, for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other applicable laws and regulations.

(p) The Acquiring Fund has elected to qualify and has qualified as a RIC as of and since its first taxable year; qualifies and will continue to qualify as a RIC under the Code for its taxable year in which the Reorganization occurs; and has satisfied the distribution requirements imposed by the Code for each of its taxable years closing before the Closing Date and will satisfy the distribution requirements imposed by the Code for its taxable year in which the Reorganization occurs.

(q) Except for the Registration Statement, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Acquiring Trust, on behalf of the Acquiring Fund, of the transactions contemplated herein, except those that have already been obtained. No consent of or notice to any third party or entity other than the Target Fund Shareholders as described in paragraph 4.1(r) is required for the consummation by the Acquiring Trust, on behalf of the Acquiring Fund, of the transactions contemplated by this Agreement.

ARTICLE V

COVENANTS OF THE ACQUIRING TRUST, ON BEHALF OF THE ACQUIRING FUND, AND THE TARGET FUND

5.1 OPERATION IN ORDINARY COURSE. Subject to paragraphs 7.2 and 7.7, each of the Acquiring Trust, on behalf of the Acquiring Fund, and the Target Fund, will operate its business in the ordinary course of business between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions, any other distributions necessary or desirable to avoid federal income or excise taxes, and any shareholder purchases and redemptions. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

5.2 STATEMENT OF ASSETS AND LIABILITIES. At least five business days prior to the Closing Date, the Target Fund will prepare and deliver to the Acquiring Fund a statement of the assets and the liabilities of the Target Fund as of such date for review and agreement by the parties to determine that the assets and the liabilities of the Target Fund are being correctly determined in accordance with the terms of this Agreement. The Target Fund will deliver at the Closing (1) a statement of Assets and Target Fund Stated Liabilities as of the Valuation Time, and (2) a list of the Target Fund’s Assets as of the Closing Date showing the tax costs of each of its Assets by lot and the holding periods of such Assets, and certified by the Treasurer or Assistant Treasurer of the Target Fund.

5.3 ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, the Target Fund shall make available to the Acquiring Trust’s officers and agents all books and records of the Target Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, shall make available to the Target Fund’s officers and agents all books and records of the Acquiring Trust relating to the Acquiring Fund.

5.4 ADDITIONAL INFORMATION. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.5 CONTRACT TERMINATION. The Target Fund will terminate all agreements to which the Target Fund is a party (other than this Agreement), effective as of the Closing Date without any liability not paid prior to the Closing Date other than as accrued as part of the Target Fund Stated Liabilities.

5.6 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Trust, on behalf of the Acquiring Fund, and the Target Fund will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, the Target Fund covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.7 PREPARATION OF REGISTRATION STATEMENT. The Acquiring Trust, on behalf of the Acquiring Fund, will prepare and file with the Commission the Registration Statement relating to the Acquiring Fund Shares to be issued to the Target Fund Shareholders. The Registration Statement shall include a Proxy Statement/Prospectus relating to the transactions contemplated by this Agreement. At the time the Registration Statement becomes effective, at the time of the Target Fund shareholder meeting and at the Closing Date, the Registration Statement shall be in compliance in all material respects with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. Each party will provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, in connection with the meeting of the Target Fund Shareholders to consider the approval of this Agreement and the transactions contemplated herein, including in the case of the Target Fund any special interim financial information necessary for inclusion therein. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made therein not misleading, the party discovering the item shall notify the other parties and the parties shall cooperate in promptly preparing and filing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

5.8 TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization of the Target Fund and the Acquiring Fund within the meaning of Section 368(a) of the Code.

Neither the Acquiring Fund (or the Acquiring Trust, on behalf of the Acquiring Fund) nor the Target Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Trust, on behalf of the Acquiring Fund, and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP, U.S. federal income tax counsel to the Acquiring Fund and the Target Fund, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Willkie Farr & Gallagher LLP).

5.9 REASONABLE BEST EFFORTS. Each of the Acquiring Trust, on behalf of the Acquiring Fund and the Target Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

5.10 AUTHORIZATIONS. The Acquiring Trust, on behalf of the Acquiring Fund, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to operate in the normal course of business after the Closing Date.

5.11 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, the Target Fund shall furnish to the Acquiring Trust, in such form as is reasonably satisfactory to the Acquiring Trust, a statement of the earnings and profits of the Target Fund for U.S. federal income tax purposes, as well as any capital loss carryovers and items that the Acquiring Fund will succeed to and take into account as a result of Section 381 of the Code.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by the Acquiring Fund (or the Acquiring Trust, on behalf of the Acquiring Fund), pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

6.1 All representations, covenants and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 The Board of the Target Fund has approved this Agreement.

6.3 The Target Fund shall have received on the Closing Date an opinion of Morgan, Lewis & Bockius LLP, as special Massachusetts counsel, dated as of the Closing Date, in a form reasonably satisfactory to the Target Fund, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Acquiring Trust is a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust to conduct its business as presently conducted, as described in the definitive Proxy Statement/Prospectus filed with the Commission pursuant to Rule 497 under the 1933 Act.

(b) The Acquiring Trust has the power and authority under its Declaration of Trust and the laws of the Commonwealth of Massachusetts applicable to business trusts, on behalf of the Acquiring Fund, to execute, deliver and perform all of its obligations under the Agreement. The execution and delivery of the Agreement and the consummation by the Acquiring Trust, on behalf of the Acquiring Fund, of the transactions contemplated thereby have been duly authorized by all requisite action on the part of the Acquiring Trust under the laws of the Commonwealth of Massachusetts applicable to business trusts and the Acquiring Trust’s Declaration of Trust.

(c) The execution and delivery by the Acquiring Trust, on behalf of the Acquiring Fund, of the Agreement did not, and the performance of each such Acquiring Fund Party’s obligations under the Agreement will not, violate the Acquiring Trust’s Declaration of Trust or By-Laws.

(d) To our knowledge, no consent, approval, authorization or order of any Massachusetts court or Massachusetts governmental authority is required for consummation by the Acquiring Fund of the transactions contemplated by the Agreement, except as may be required under any Massachusetts securities law, statute, rule or regulation, about which we express no opinion. Assuming that the Acquiring Fund

Shares will be issued in accordance with the terms of the Agreement, the Acquiring Fund Shares to be issued and delivered to the Target Fund Shareholders as provided by the Agreement are duly authorized and upon such delivery will be validly issued and fully paid and nonassessable by the Acquiring Fund, except that, as described in the Proxy Statement/Prospectus, shareholders of the Acquiring Fund may under certain circumstances be held personally liable for its obligations. No shareholder of the Acquiring Fund has, as such holder, any preemptive rights to acquire, purchase or subscribe for any securities of the Acquiring Fund under the Acquiring Trust’s Declaration of Trust, By-Laws or the laws of the Commonwealth of Massachusetts applicable to business trusts.

6.4 The Target Fund shall have received on the Closing Date an opinion of Willkie Farr & Gallagher LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Target Fund, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Acquiring Trust is registered as an open-end management investment company under the 1940 Act.

(b) To the best of such counsel’s knowledge, no governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Acquiring Trust, on behalf of the Acquiring Fund, or the enforceability of the Agreement against the Acquiring Trust and the Acquiring Fund.

(c) Neither the execution, delivery or performance by the Acquiring Trust, on behalf of the Acquiring Fund, of the Agreement nor the compliance by the Acquiring Trust, on behalf of the Acquiring Fund, with the terms and provisions thereof will contravene any provision of applicable federal securities law of the United States of America.

6.5 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions nor any material increase in the investment management fee rate or other fee rates the Acquiring Fund is currently contractually obligated to pay for services provided to the Acquiring Fund, nor any material reduction in the fee waiver or expense reduction undertakings (either voluntary or contractual) from those described in the Registration Statement, if any.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING TRUST, ON BEHALF OF THE ACQUIRING FUND

The obligations of the Acquiring Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Target Fund of all the obligations to be performed by the Target Fund pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1 All representations, covenants and warranties of the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets as of the Valuation Time, the Target Fund shall have declared a dividend, dividends or other distribution or distributions, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends and distributions, shall have the effect of distributing to the Target Fund Shareholders all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carryforward).

7.3 The Board of the Acquiring Trust has approved this Agreement with respect to the Acquiring Fund.

7.4 The Acquiring Fund shall have received on the Closing Date an opinion of Morris, Nichols, Arsht & Tunnell LLP, special Delaware counsel to the Target Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Fund, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Target Fund is a statutory trust duly formed and validly existing in good standing under the laws of the State of Delaware.

(b) The Target Fund has the requisite statutory trust power and authority under the Delaware Statutory Trust Act and the Target Fund’s Agreement and Declaration of Trust to execute and deliver the Agreement and to perform its obligations thereunder. The execution and delivery by the Target Fund of the Agreement and the performance by the Target Fund of its obligations thereunder have been duly authorized by all requisite statutory trust action on the part of the Target Fund under the Delaware Statutory Trust Act and the Target Fund’s Agreement and Declaration of Trust.

(c) The Agreement has been duly executed by the Target Fund.

(d) The execution and delivery by the Target Fund of the Agreement, and the performance of its obligations under the Agreement, do not violate (i) the Agreement and Declaration of Trust or the By-laws of the Target Fund, or (ii) any provision of the Delaware Statutory Trust Act.

7.5 The Acquiring Fund shall have received on the Closing Date an opinion of Willkie Farr & Gallagher LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Fund, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Target Fund is registered as a closed-end management investment company under the 1940 Act.

(b) To the best of such counsel’s knowledge, no governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Target Fund, or the enforceability of the Agreement against the Target Fund.

(c) Neither the execution, delivery or performance by the Target Fund of the Agreement nor the compliance by the Target Fund with the terms and provisions thereof will contravene any provision of applicable federal securities law of the United States of America.

7.6 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any material increase in the investment management fee rate or other fee rates the Target Fund is currently contractually obligated to pay for services provided to the Target Fund nor any material reduction in the fee waiver or expense reduction undertakings (either voluntary or contractual) from those described in the Registration Statement.

7.7 The Target Fund shall have taken all steps required to terminate all agreements to which it is a party (other than this Agreement) and pursuant to which the Target Fund has outstanding or contingent liabilities, unless such liabilities have been accrued as part of the Target Fund Stated Liabilities.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING TRUST, ON BEHALF OF THE ACQUIRING FUND, AND THE TARGET FUND

If any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to the Target Fund, the Acquiring Trust or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1 This Agreement and the transactions contemplated herein, with respect to the Target Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of the Target Fund’s Agreement and Declaration of Trust and By-Laws, applicable Delaware law and the 1940 Act. Evidence of such approval shall have been delivered to the Acquiring Fund, in such form as shall be reasonably acceptable to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this paragraph 8.1.

8.2 The Commission shall not have instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

8.3 All third-party consents and all consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal authorities), in each case required to permit consummation of the transactions contemplated herein, shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that any party hereto may waive any such conditions for itself.

8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The registration statement of the Acquiring Trust on Form N-1A under the 1933 Act covering the sale of shares of the Acquiring Fund shall be effective.

8.5 As of the Closing Date, there shall be no pending litigation brought by any person against the Target Fund, the Acquiring Fund or the Acquiring Trust or any of the investment advisers, directors, trustees or officers of the foregoing, as applicable, arising out of, or seeking to prevent completion of the transactions contemplated by, this Agreement. Furthermore, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.6 The Acquiring Trust, on behalf of the Acquiring Fund, and the Target Fund each shall have received an opinion of Willkie Farr & Gallagher LLP, United States tax counsel to the Acquiring Trust, on behalf of the Acquiring Fund, and the Target Fund, substantially to the effect that, based on certain facts, assumptions and representations of the parties, for U.S. federal income tax purposes:

(a) (i) the transfer of the Assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund Stated Liabilities followed by the distribution of Acquiring Fund Shares to the Target Fund Shareholders, and (ii) the complete dissolution and liquidation of the Target Fund, all pursuant to the Agreement, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund Stated Liabilities;

(c) no gain or loss will be recognized by the Target Fund upon the transfer of the Assets of the Target Fund to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund Stated Liabilities or upon the distribution of Acquiring Fund Shares to Target Fund Shareholders in exchange for such shareholders’ shares of the Target Fund in liquidation of the Target Fund, except for any gain or loss that may be required to be recognized solely or as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of the transfer of any stock in a passive foreign investment company as defined in Section 1297(a) of the Code;

(d) no gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund shares and receipt of Acquiring Fund Shares pursuant to the Reorganization;

(e) the aggregate tax basis of the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor by such shareholder;

(f) the holding period of Acquiring Fund Shares to be received by each Target Fund Shareholder pursuant to the Reorganization will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization;

(g) the tax basis of the Assets acquired by the Acquiring Fund will be the same as the tax basis of such Assets to the Target Fund immediately before the Reorganization, except for certain adjustments that may be required to be made solely as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of gain recognized on the transfer of certain assets of the Target Fund; and

(h) the holding period of the Assets in the hands of the Acquiring Fund will include the period during which those Assets were held by the Target Fund except for any assets which may be marked to market for U.S. federal income tax purposes on the termination of the Target Fund’s taxable year or on which gain was recognized upon the transfer to the Acquiring Fund.

Such opinion shall be based on customary assumptions and such representations as Willkie Farr & Gallagher LLP may reasonably request, and each of the Target Fund and Acquiring Trust will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Trust, on behalf of the Acquiring Fund, nor the Target Fund may waive the conditions set forth in this paragraph 8.6.

The tax opinion will not express an opinion on the effect of the Reorganization on the Target Fund with respect to the recognition of any unrealized gain or loss for any Asset that is required to be marked to market for U.S. federal income tax purposes upon termination of the Target Fund’s taxable year or as a result of the transfer of certain assets of the Target Fund.

ARTICLE IX

EXPENSES

The Target Fund and the Acquiring Fund (each for purposes of this Article IX only, a “Fund”) will incur expenses in connection with the Reorganization. The Acquiring Fund’s portion of the expenses incurred in connection with the Reorganization will be paid by BlackRock Advisors LLC (“BlackRock”) or its affiliates. The cost associated with the Target Fund will be paid by the Target Fund. Reorganization expenses include, but are not limited to, costs and expenses (including legal fees) related to the preparation and distribution of materials to each Fund’s Board, costs incurred in attending such Fund’s Board meetings and preparing the minutes of such Board’s meetings, obtaining an opinion of counsel as to certain tax matters and other closing opinions, the preparation of this Agreement and the Registration Statement, fees of the Commission and any state securities commission, transfer agency fees, auditing fees associated with each Fund’s financial statements, portfolio transfer taxes (if any), expenses relating to preparing, printing and mailing the Proxy Statement/Prospectus, and any other legal and auditing fees in connection with the foregoing.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The Acquiring Trust, on behalf of the Acquiring Fund, and the Target Fund agree that no party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations and warranties of the parties hereto set forth in this Agreement shall not survive the consummation of the transactions contemplated herein.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Trust, on behalf of the Acquiring Fund, and the Target Fund. In addition, the Acquiring Trust or the Target Fund may at its option terminate this Agreement at or before the Closing Date due to:

(a) a material breach by the other of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days; or (b) a condition herein expressed to be precedent to the obligations of the terminating party or both that has not been met if it reasonably appears that it will not or cannot be met.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of a party. In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.

ARTICLE XII

AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquiring Trust, acting on behalf of the Acquiring Fund, and the Target Fund, acting on behalf of the Target Fund, as specifically authorized by their Board; provided, however, that following the meeting of the Target Fund Shareholders called by the Target Fund pursuant to paragraph 4.1(r) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such Target Fund Shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com or www.echosign.com, or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to principles of conflicts of law.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 “BlackRock Funds V” and “Trustees of BlackRock Funds V” refer respectively to the trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated April 19, 2018, which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of the Acquiring Trust. The obligations of “BlackRock Funds V” entered into in the name or on behalf thereof by any of the Trustees, officers, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, officers, representatives or agents of the Acquiring Trust personally, but bind only the Trust Property (as defined in the Declaration of Trust), and all persons dealing with any class of shares of the Acquiring Trust must look solely to the Trust Property belonging to such class for the enforcement of any claims against the Acquiring Trust.

ARTICLE XIV

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the applicable party: to the Target Fund, 100 Bellevue Parkway, Wilmington, Delaware 19809, Attention: John M. Perlowski, Chief Executive Officer; or to the Acquiring Fund, 100 Bellevue Parkway, Wilmington, Delaware 19809, Attention: John M. Perlowski, Chief Executive Officer, or to any other address that the Target Fund or the Acquiring Fund shall have last designated by notice to the other party.

[Remainder of Page Intentionally Left Black]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

BLACKROCK FUNDS V,
ON BEHALF OF ITS SERIES, BLACKROCK STRATEGIC INCOME OPPORTUNITIES PORTFOLIO

By:
Name: John M. Perlowski
Title: President and Chief Executive Officer

BLACKROCK MULTI-SECTOR OPPORTUNITIES TRUST II

By:
Name: John M. Perlowski
Title: President and Chief Executive Officer

APPENDIX B

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

Acquiring Fund

Fundamental Investment Restrictions:

Under the Acquiring Fund’s fundamental investment restrictions, the Acquiring Fund may not:

1.	Concentrate its investments in a particular industry, as that term is used in the Investment Company Act.

2.	Borrow money, except as permitted under the Investment Company Act.

3.	Issue senior securities to the extent such issuance would violate the Investment Company Act.

4.

Purchase or hold real estate, except the Acquiring Fund may purchase and hold securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of issuers engaged in the real estate business, and the Acquiring Fund may purchase and hold real estate as a result of the ownership of securities or other instruments.

5.

Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Acquiring Fund may be deemed to be an underwriting or as otherwise permitted by applicable law.

6.	Purchase or sell commodities or commodity contracts, except as permitted by the Investment Company Act.

7.	Make loans to the extent prohibited by the Investment Company Act.

For Investment Restriction (1), the Investment Company Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in Investment Restriction (1) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. Finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Each foreign government will be considered to be a member of a separate industry. With respect to the Acquiring Fund’s industry classifications, the Acquiring Fund currently utilizes any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by BlackRock. The policy also will be interpreted to give broad authority to the Acquiring Fund as to how to classify issuers within or among industries.

For Investment Restriction (2), the Investment Company Act permits the Acquiring Fund to borrow money in amounts of up to one-third of the Acquiring Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Acquiring Fund’s total assets from banks or other lenders for temporary purposes. (The Acquiring Fund’s total assets include the amounts being borrowed.) In addition, the Acquiring Fund has received an exemptive order from the SEC permitting it to borrow through the Interfund Lending Program (discussed below), subject to the conditions of the exemptive order. To limit the risks attendant to borrowing, the Investment Company Act requires the Acquiring Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Acquiring Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as “leveraging.” Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings or involve leverage and thus are subject to the Investment Company Act restrictions. In accordance with Rule 18f-4 under the Investment Company Act, when the Acquiring Fund engages in reverse repurchase agreements and similar financing transactions, the Acquiring Fund may either (i) maintain asset coverage of at least 300% with respect to such transactions and any other borrowings in the aggregate, or (ii) treat such transactions as “derivatives transactions” and comply with Rule 18f-4 with respect to such transactions. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

For Investment Restriction (5), the Investment Company Act does not prohibit the Acquiring Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, in the case of diversified funds, the Investment Company Act permits the Acquiring Fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the Acquiring Fund’s underwriting commitments, when added to the value of the Acquiring Fund’s investments in issuers where the Acquiring Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Although it is not believed that the application of the 1933 Act provisions described above would cause the Acquiring Fund to be engaged in the business of underwriting, the policy in (5) above will be interpreted not to prevent the Acquiring Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Acquiring Fund may be considered to be an underwriter under the 1933 Act or is otherwise engaged in the underwriting business to the extent permitted by applicable law.

For Investment Restriction (7), the Investment Company Act does not prohibit the Acquiring Fund from making loans (including lending its securities); however, Commission staff interpretations currently prohibit funds from lending more than one-third of their total assets (including lending its securities), except through the purchase of debt obligations or the use of repurchase agreements. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments (as applicable), as well as delays in the settlement of securities transactions, will not be considered loans.

Non-Fundamental Investment Restrictions:

Under the Acquiring Fund’s non-fundamental investment restrictions, the Acquiring Fund may not:

∎

engage in short sales in excess of 15% of the market value of the Acquiring Fund’s total assets. However, the Acquiring Fund may make short sales of TBA mortgage-backed securities and may make short sales “against-the-box” without regard to this limitation.

∎

purchase securities of other investment companies, except to the extent permitted by the Investment Company Act. As a matter of policy, however, the Acquiring Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time the Acquiring Fund has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1).

Unless otherwise indicated, all limitations under the Acquiring Fund’s fundamental or non-fundamental investment restrictions apply only at the time that a transaction is undertaken. Any change in the percentage of the Acquiring Fund’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Acquiring Fund’s total assets will not require the Acquiring Fund to dispose of an investment until the Manager or sub-adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences.

The Acquiring Fund Subsidiary will follow the Acquiring Fund’s fundamental and non-fundamental investment restrictions, described above, with respect to its investments.

Target Fund

Fundamental Investment Restrictions:

Under the Target Fund’s fundamental investment restrictions, the Target Fund may not:

1.	Concentrate its investments in a particular industry, as that term is used in the Investment Company Act.

2.	Borrow money, except as permitted under the Investment Company Act.

3.	Issue senior securities to the extent such issuance would violate the Investment Company Act.

4.

Invest more than 10% of the Target Fund’s assets in real estate, except the Target Fund may, without reference to the foregoing limit, purchase and hold securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage related securities and securities of issuers engaged in the real estate business, and the Target Fund may, without reference to the foregoing limit, purchase and hold real estate as a result of the ownership of securities or other instruments.

5.	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Target Fund may be deemed to be an underwriting or as otherwise permitted by applicable law.

6.	Purchase or sell commodities or commodity contracts, except as permitted by the Investment Company Act.

7.	Make loans to the extent prohibited by the Investment Company Act.

With respect to the fundamental policy relating to concentration set forth in (1) above, the Investment Company Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (1) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. Government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. Finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Each foreign government will be considered to be a member of a separate industry. With respect to the Target Fund’s industry classifications, the Target Fund currently utilizes any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by BlackRock. The policy also will be interpreted to give broad authority to the Target Fund as to how to classify issuers within or among industries.

With respect to the fundamental policy relating to borrowing money set forth in (2) above, the Investment Company Act, including the rules and regulations thereunder, generally prohibits the Target Fund from borrowing money (other than certain temporary borrowings) unless immediately after the borrowing the Target Fund has satisfied the asset coverage test with respect to senior securities representing indebtedness prescribed by the Investment Company Act; that is, the value of the Target Fund’s total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, “total net assets”) is at least 300% of the senior securities representing indebtedness (effectively limiting the use of leverage through senior securities representing indebtedness to 33 1/3% of the Target Fund’s total net assets, including assets attributable to such leverage). Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings or involve leverage and thus are subject to the Investment Company Act restrictions. In accordance with Rule 18f-4 under the Investment Company Act, when the Target Fund engages in reverse repurchase agreements and similar financing transactions, the Target Fund may either (i) maintain asset coverage of at least 300% with respect to such transactions and any other borrowings in the aggregate, or (ii) treat such transactions as “derivatives transactions” and comply with Rule 18f-4 with respect to such transactions. Under the Investment Company Act, the Target Fund may not issue senior securities representing stock unless immediately after such issuance the value of the Target Fund’s total net assets is at least 200% of the liquidation value of the Target Fund’s outstanding senior securities representing stock, plus the aggregate amount of any senior securities representing indebtedness (effectively limiting the use of leverage through senior securities to 50% of the Target Fund’s total net assets). In addition, the Target Fund is not permitted to declare any cash dividend or other distribution on common shares unless, at the time of such declaration, the asset coverage tests described above are satisfied after giving effect to such dividend or distribution. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (5) above, the Investment Company Act does not prohibit the Target Fund from engaging in the underwriting business or from underwriting the securities of other issuers. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Although it is not believed that the application of the 1933 Act provisions described above would cause the Target Fund to be engaged in the business of underwriting, the policy in (5) above will be interpreted not to prevent the Target Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Target Fund may be considered to be an underwriter under the 1933 Act or is otherwise engaged in the underwriting business to the extent permitted by applicable law.

With respect to the fundamental policy relating to lending set forth in (7) above, the Investment Company Act does not prohibit the Target Fund from making loans (including lending its securities); however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets (including lending its securities), except through the purchase of debt obligations or the use of repurchase agreements. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments (as applicable), as well as delays in the settlement of securities transactions, will not be considered loans.

Non-Fundamental Investment Restrictions:

Additional investment restrictions adopted by the Target Fund, which may be changed by the Target Board without shareholder approval, provide that the Target Fund may not make short sales of securities or maintain a short position, except to the extent permitted by the Target Fund’s prospectus and statement of additional information, as amended from time to time, and applicable law.

Unless otherwise indicated, all limitations under the Target Fund’s fundamental or non-fundamental investment restrictions apply only at the time that a transaction is undertaken. Any change in the percentage of the Target Fund’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Target Fund’s total assets, including changes resulting from the Target Fund having a smaller base of assets after a tender offer, will not require the Target Fund to dispose of an investment until BlackRock determines that it is practicable to sell or close out the investment without undue market or tax consequences.

APPENDIX C

INTERMEDIARY-DEFINED SALES CHARGE WAIVER POLICIES

Intermediary-Defined Sales Charge Waiver Policies

Ameriprise Financial:

Investor A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:

The following information applies to Investor A Shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:

Shareholders purchasing Fund shares through an Ameriprise Financial retail brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in the Acquiring Fund Prospectus or Acquiring Fund SAI:

∎

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

∎	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within BlackRock Funds).

∎

Shares exchanged from Investor C Shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that the Acquiring Fund Prospectus elsewhere provides for a waiver with respect to exchanges of Investor C Shares or conversion of Investor C Shares following a shorter holding period, that waiver will apply.

∎	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

∎

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

∎

Shares purchased from the proceeds of redemptions within BlackRock Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (i.e. Rights of Reinstatement).

D.A. Davidson & Co. (“D.A. Davidson”):

Effective March 1, 2021, shareholders purchasing Fund shares including existing Fund shareholders, through a D.A. Davidson platform or account, or through an introducing broker-dealer or independent registered investment advisor for which D.A. Davidson provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Acquiring Fund Prospectus or the Acquiring Fund SAI.

Front-End Sales Charge Waivers on Investor A Shares available at D.A. Davidson

∎	Shares purchased of the same Fund or another BlackRock Fund through a systematic reinvestment of capital gains and dividend distributions.

∎	Shares purchased by employees and registered representatives of D.A. Davidson or its affiliates and their family members as designated by D.A. Davidson.

∎

Shares purchased from the proceeds of redemptions of the same Fund or another BlackRock Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement).

∎

A shareholder in the Fund’s Investor C Shares will have their shares converted at net asset value to Investor A Shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is consistent with D.A. Davidson’s policies and procedures.

CDSC Waivers on Investor A and C Shares Available at D.A. Davidson

∎	Shares sold due to the death or disability of the shareholder.

∎	Shares sold as part of a systematic withdrawal plan as described in the Acquiring Fund Prospectus.

∎	Shares bought due to return of excess contributions from an IRA account.

∎	Shares sold as part of a required minimum distribution for IRA or other qualifying retirement accounts pursuant to the Internal Revenue Code.

∎	Shares acquired through a Right of Reinstatement.

Front-end sales charge discounts available at D.A. Davidson: Breakpoints, Rights of Accumulation and/or Letters of Intent

∎	Breakpoints as described in the Acquiring Fund Prospectus.

∎

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of BlackRock Fund assets held by accounts within the purchaser’s household at D.A. Davidson. Eligible BlackRock Fund assets not held at D.A. Davidson may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases of BlackRock Funds, over a 13-month time period. Eligible BlackRock Fund assets not held at D.A. Davidson may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Edward D. Jones & Co., L.P. (“Edward Jones”):

Policies Regarding Transactions Through Edward Jones

The following information has been provided by Edward Jones:

Effective on or after January 15, 2021, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which may differ from discounts and waivers described elsewhere in the Acquiring Fund Prospectus or Acquiring Fund SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of BlackRock Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Breakpoints

∎	Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the Acquiring Fund Prospectus.

Rights of Accumulation (“ROA”)

∎

The applicable sales charge on a purchase of Investor A Shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of BlackRock Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

∎

The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

∎	ROA is determined by calculating the higher of cost minus redemptions or market value (current shares multiplied by NAV).

Letter of Intent (“LOI”)

∎

Through a LOI, a shareholder can receive the sales charge and breakpoint discounts for purchases such shareholder intends to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible BlackRock Funds assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charges previously paid. Sales charges will be adjusted if the LOI is not met.

∎

If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

∎

Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.

∎	Shares purchased in an Edward Jones fee-based advisory program.

∎	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

∎

Shares purchased from the proceeds of redeemed shares of BlackRock Funds so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account (“IRA”) with proceeds from liquidations in a non-retirement account.

∎

Shares exchanged into Investor A Shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSCs due to BlackRock, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

∎	Exchanges from Investor C Shares to Investor A Shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

Contingent Deferred Sales Charge (“CDSC”) Waivers

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

∎	The death or disability of the shareholder.

∎	Systematic withdrawals with up to 10% per year of the account value.

∎	Return of excess contributions from an IRA.

∎

Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

∎	Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.

∎	Shares exchanged in an Edward Jones fee-based program.

∎	Shares acquired through a Right of Reinstatement.

∎	Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.

Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts for Investor A and Investor C Shares

∎	Initial purchase minimum: $250

∎	Subsequent purchase minimum: none

Minimum Balances

Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

∎	A fee-based account held on an Edward Jones platform

∎	A 529 account held on an Edward Jones platform

∎	An account with an active systematic investment plan or LOI

Exchanging Share Classes

∎

At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Investor A Shares of the same fund at NAV, provided that Edward Jones will be responsible for any remaining CDSC due to BlackRock, if applicable, and that the shareholders meet the eligibility requirements of the new share class.

Janney Montgomery Scott LLC:

Effective May 1, 2020, if you purchase fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC, or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in the Acquiring Fund Prospectus or Acquiring Fund SAI.

Front-end sales charge* waivers on Investor A shares available at Janney

∎	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other BlackRock Fund).

∎	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

∎

Shares purchased from the proceeds of redemptions from another BlackRock Fund, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (i.e., right of reinstatement).

∎

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

∎	Shares acquired through a right of reinstatement.

∎	Investor C shares that are no longer subject to a contingent deferred sales charge and are converted to Investor A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Investor A and C shares available at Janney

∎	Shares sold upon the death or disability of the shareholder.

∎	Shares sold as part of a systematic withdrawal plan as described in the Acquiring Fund Prospectus or Acquiring Fund SAI.

∎	Shares purchased in connection with a return of excess contributions from an IRA account.

∎	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.

∎	Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

∎	Shares acquired through a right of reinstatement.

∎	Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

∎	Breakpoints as described in the Acquiring Fund Prospectus or Acquiring Fund SAI.

∎

Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of BlackRock Fund assets held by accounts within the purchaser’s household at Janney. Eligible BlackRock Fund assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

∎

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a BlackRock Fund, over a 13-month time period. Eligible BlackRock Fund assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*Also referred to as an “initial sales charge.”

Merrill Lynch:

Shareholders purchasing Fund shares through a Merrill Lynch platform or account (excluding shares purchased from or through the Fund, the Fund’s distributor or any non-Merrill Lynch platform or account, even if Merrill Lynch serves as broker-dealer of record for such shares) will be eligible only for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Acquiring Fund Prospectus or Acquiring Fund SAI.

Front-end Sales Charge Waivers on Investor A Shares available at Merrill Lynch

∎

Shares purchased by employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan/plan participants

∎	Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)

∎	Shares purchased through a Merrill Lynch affiliated investment advisory program

∎

Exchanges of shares purchased through a Merrill Lynch affiliated investment advisory program due to the holdings moving from such Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales charge discounts and waivers

∎	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

∎	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

∎	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other BlackRock Fund)

∎	Shares exchanged from Investor C (i.e. level-load) shares of the same Fund pursuant to Merrill Lynch’s policies relating to sales charge discounts and waivers

∎	Shares purchased by employees and registered representatives of Merrill Lynch or its affiliates and their family members

∎	Shares purchased by directors of the Fund, and employees of BlackRock or any of its affiliates, as described in the Acquiring Fund Prospectus

∎

Eligible shares purchased from the proceeds of redemptions from another BlackRock Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement.

CDSC Waivers on Investor A and C Shares available at Merrill Lynch

∎	Shares sold due to death or disability of the shareholder

∎	Shares sold as part of a systematic withdrawal plan as described in the Acquiring Fund Prospectus

∎	Shares bought due to return of excess contributions from an IRA Account

∎	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

∎	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

∎	Shares acquired through a Right of Reinstatement

∎

Investor A and C Shares of a Fund held in the following IRA or other retirement brokerage accounts: Traditional IRAs, Roth IRAs, Rollover IRAs, Inherited IRAs, SEP IRAs, SIMPLE IRAs, BASIC Plans, Educational Savings Account and Medical Savings Accounts that are exchanged for Institutional shares of the same Fund due to transfer to certain fee based accounts or platforms

∎

Investor A Shares sold, where such Investor A Shares were received as a result of exchanges of shares purchased through a Merrill Lynch affiliated investment advisory program due to the holdings moving from the program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales charge discounts and waivers

Front-end Sales Charge Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

∎	Breakpoints as described in the Acquiring Fund Prospectus

∎

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Acquiring Fund Prospectus will be automatically calculated based on the aggregated holding of BlackRock Fund assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible BlackRock Fund assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

∎	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases of BlackRock Funds, through Merrill Lynch, over a 13-month period of time

Morgan Stanley Wealth Management:

Morgan Stanley Wealth Management Investor A Share Front-End Sales Charge Waiver

Effective July 1, 2018, Morgan Stanley Wealth Management clients purchasing Investor A Shares of the Fund through Morgan Stanley’s transactional brokerage accounts are entitled to a waiver of the front-end sales charge in the following circumstances:

∎

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans does not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

∎	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

∎	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

∎	Shares purchased through a Morgan Stanley self-directed brokerage account

∎

Investor C Shares that are no longer subject to a contingent deferred sales charge and are exchanged for Investor A Shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

∎

Shares purchased from the proceeds of redemptions within BlackRock Funds under a Rights of Reinstatement provision, provided the repurchase occurs within 90 days following the redemption, the redemption and purchase occur in the same account, and redeemed shares were subject to a front-end or deferred sales charge

Unless specifically described above, no other front-end sales charge waivers are available to mutual fund purchases by Morgan Stanley Wealth Management clients through Morgan Stanley’s transactional brokerage accounts.

Oppenheimer & Co. Inc.:

Effective May 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Acquiring Fund Prospectus or Acquiring Fund SAI.

Front-End Sales Charge Waivers on Investor A Shares available at OPCO

∎

Shares purchased by employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

∎	Shares purchased by or through a 529 Plan

∎	Shares purchased through an OPCO affiliated investment advisory program

∎	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other BlackRock Fund)

∎

Shares purchased from the proceeds of redemptions from another BlackRock Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement)

∎

A shareholder in the Fund’s Investor C Shares will have their shares converted at net asset value to Investor A Shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

∎	Shares purchased by employees and registered representatives of OPCO or its affiliates and their family members

∎	Shares purchased by directors or trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Acquiring Fund prospectus

CDSC Waivers on Investor A and C Shares available at OPCO

∎	Shares sold due to death or disability of the shareholder

∎	Shares sold as part of a systematic withdrawal plan as described in the Acquiring Fund Prospectus

∎	Shares bought due to return of excess contributions from an IRA account

∎

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Acquiring Fund Prospectus

∎	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

∎	Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

∎	Breakpoints as described in the Acquiring Fund Prospectus

∎

Rights of Accumulation (“ROA”) and Letters of Intent (“LOI”) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of BlackRock Fund assets held by accounts within the purchaser’s household at OPCO. Eligible BlackRock Fund assets not held at OPCO may be included in the ROA or LOI calculation only if the shareholder notifies his or her financial advisor about such assets

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and Each Entity’s Affiliates (“Raymond James”):

Effective March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Acquiring Fund Prospectus or the Acquiring Fund SAI.

Front-End Sales Charge Waivers on Investor A Shares Available at Raymond James

∎	Shares purchased in a Raymond James investment advisory program.

∎	Shares purchased of the same Fund or another BlackRock Fund through a systematic reinvestment of capital gains distributions and dividend distributions.

∎	Shares purchased by employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

∎

Shares purchased from the proceeds of redemptions from another BlackRock Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement).

∎

A shareholder in the Fund’s Investor C shares will have their shares converted at net asset value to Investor A shares of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Investor A and C Shares Available at Raymond James

∎	Shares sold due to death or disability of the shareholder.

∎	Shares sold as part of a systematic withdrawal plan as described in the Acquiring Fund Prospectus.

∎	Shares bought due to return of excess contributions from an IRA Account.

∎

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Acquiring Fund Prospectus or Acquiring Fund SAI.

∎	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

∎	Shares acquired through a Right of Reinstatement.

Front-End Sales Charge Discounts Available at Raymond James: Breakpoints, Rights of Accumulation and/or Letters of Intent

∎	Breakpoints as described in the Acquiring Fund Prospectus.

∎

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of BlackRock Fund assets held by accounts within the purchaser’s household at Raymond James. Eligible BlackRock Fund assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

∎

Letters of intent which allow for breakpoint discounts based on anticipated purchases of BlackRock Funds over a 13-month time period. Eligible BlackRock Fund assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Robert W. Baird & Co. (“Baird”):

Effective June 15, 2020, shareholders purchasing Fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Acquiring Fund Prospectus or Acquiring Fund SAI.

Front-End Sales Charge Waivers on Investor A Shares Available at Baird

∎	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund

∎	Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird

∎

Shares purchased from the proceeds of redemptions from another BlackRock Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement)

∎

A shareholder in the Fund’s Investor C shares will have their shares converted at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

∎

Shares purchased by employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Investor A and C Shares Available at Baird

∎	Shares sold due to death or disability of the shareholder

∎	Shares sold as part of a systematic withdrawal plan as described in the Acquiring Fund Prospectus

∎	Shares bought due to returns of excess contributions from an IRA account

∎

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Acquiring Fund Prospectus

∎	Shares sold to pay Baird fees but only if the transaction is initiated by Baird

∎	Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints, Rights of Accumulation, & Letters of Intent

∎	Breakpoints as described in the Acquiring Fund Prospectus

∎

Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of BlackRock Fund assets held by accounts within the purchaser’s household at Baird. Eligible BlackRock Fund assets not held at Baird may be included in ROA calculation only if the shareholder notifies his or her financial advisor about such assets

∎	Letters of Intent (“LOI”) allow for breakpoint discounts based on anticipated purchases of BlackRock Funds through Baird, over a 13-month period of time

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JUNE 16, 2023

STATEMENT OF ADDITIONAL INFORMATION

relating to the reorganization of

BLACKROCK MULTI-SECTOR OPPORTUNITIES TRUST II

into

BLACKROCK STRATEGIC INCOME OPPORTUNITIES PORTFOLIO,

a series of BlackRock Funds V

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 882-0052

This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the Proxy Statement/Prospectus dated [●], 2023 for use in connection with the special meeting of shareholders (the “Special Meeting”) of BlackRock Multi-Sector Opportunities Trust II (the “Target Fund”) to be held on August 7, 2023. At the Special Meeting, shareholders of the Target Fund will be asked to approve a proposed Agreement and Plan of Reorganization pursuant to which the Target Fund would transfer all of its assets to the BlackRock Strategic Income Opportunities Portfolio (the “Acquiring Fund”), a series of BlackRock Funds V, in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and the issuance to the Target Fund of Investor A shares of the Acquiring Fund, as detailed in the Proxy Statement/Prospectus, which shares will be distributed by the Target Fund to the holders of its shares on a pro rata basis in complete liquidation thereof. Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing to the Target Fund at P.O. Box 534429, Pittsburgh, Pennsylvania 15253-4429 or by calling (800) 882-0052. Capitalized terms used herein that are not defined have the same meaning as in the Proxy Statement/Prospectus.

The date of this Statement of Additional Information is [●], 2023.

ADDITIONAL INFORMATION	S-1
FINANCIAL STATEMENTS	S-1
SUPPLEMENTAL FINANCIAL INFORMATION	S-1

ADDITIONAL INFORMATION

Further information about the Acquiring Fund is contained in the Acquiring Fund’s Statement of Additional Information. The Acquiring Fund’s Statement of Additional Information, dated April 28, 2023, as supplemented through the date of this SAI, is incorporated herein by reference (Securities Act File No. 333-224371).

FINANCIAL STATEMENTS

The audited financial statements and related independent registered public accounting firm’s report for the Target Fund are contained in the Target Fund’s Annual Report for the fiscal year ended December 31, 2022 (Accession No. 0001193125-23-061346), which is incorporated herein by reference only insofar as it relates to the Target Fund. The audited financial statements and related independent registered public accounting firm’s report for the Acquiring Fund are contained in the Acquiring Fund’s Annual Report for the fiscal year ended December 31, 2022 (Accession No. 0001727644-23-000026), which is incorporated herein by reference only insofar as it relates to the Acquiring Fund. No other parts of the Funds’ Annual Reports are incorporated by reference herein.

SUPPLEMENTAL FINANCIAL INFORMATION

A table showing the fees of the Acquiring Fund and the Target Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, is included in the section entitled “Synopsis—Comparative Fee and Expense Information” of the Proxy Statement/Prospectus.

The Reorganization will not result in a material change to the Target Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. As a result, a schedule of investments of the Target Fund modified to show the effects of the change is not required and is not included. Notwithstanding the foregoing, changes may be made to the Target Fund’s portfolio in advance of the Reorganization and/or the Acquiring Fund’s portfolio following the Reorganization.

There are no material differences in the accounting, taxation and valuation policies of the Target Fund as compared to those of the Acquiring Fund.

S-1

BlackRock Funds V

PART C. OTHER INFORMATION

Item 15. Indemnification.

Indemnification of the Registrant’s (as defined below) principal underwriter against certain losses is provided for in Section 10 of the Distribution Agreement incorporated herein by reference as Exhibit (7)(1). Indemnification of the Registrant, its affiliates and their respective directors, trustees, officers, agents and employees, as applicable, against certain losses is provided for in Section 8 of the Sub-Investment Advisory Agreement incorporated herein by reference as Exhibit (6)(e), Section 8 of the Sub-Investment Advisory Agreement incorporated herein by reference as Exhibit (6)(i), Section 8 of the Sub-Investment Advisory Agreement incorporated herein by reference as Exhibit (6)(j), Section 8 of the Sub-Investment Advisory Agreement incorporated herein by reference as Exhibit (6)(k), Section 8 of the Sub-Investment Advisory Agreement incorporated herein by reference as Exhibit (6)(l), Section 8 of the Sub-Investment Advisory Agreement incorporated herein by reference as Exhibit (6)(n), Section 8 of the Sub-Investment Advisory Agreement incorporated herein by reference as Exhibit (6)(o), Section 8 of the Sub-Investment Advisory Agreement incorporated herein by reference as Exhibit (6)(p), Section 8 of the Sub-Investment Advisory Agreement incorporated herein by reference as Exhibit (6)(r), Section 9 of the Administration Agreement incorporated herein by reference as Exhibit (13)(a), Section 12 of the Transfer Agency and Shareholder Services Agreement incorporated herein by reference as Exhibit (13)(i), Section 5 of the Amended and Restated Shareholders’ Administrative Services Agreement incorporated herein by reference as Exhibit (13)(k) and Section 13 of the Ninth Amended and Restated Securities Lending Agency Agreement incorporated herein by reference as Exhibit (13)(o). Registrant has obtained from a major insurance carrier a trustees and officers liability policy covering certain types of errors and omissions. In addition, Section 9.3 of the Registrant’s Declaration of Trust incorporated herein by reference as Exhibit (1)(a) provides as follows:

Indemnification of Trustees, Officers, Representatives and Employees. The Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, provided that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, provided that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 9.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

The Trustee shall indemnify officers, representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification pursuant to this Section 9.3.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

1

Section 9.6 of the Registrant’s Declaration of Trust, incorporated herein by reference as Exhibit 1(a), also provides for the indemnification of shareholders of the Registrant. Section 9.6 states as follows:

Indemnification of Shareholders. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the classes of Shares with the same alphabetical designation as that of the Shares owned by such Shareholder to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust shall, upon request by the Shareholder, assume the defense of any claim made against any Shareholder for any act or obligations of the Trust and satisfy any judgment thereon from such assets.

Article IV, Section 1 of the Registrant’s Bylaws provides:

Section 1. No Personal Liability of Directors or Officers. No Director, advisory board member or officer of the Fund shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Fund or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the assets of the Fund for satisfaction of claims of any nature arising in connection with the affairs of the Fund. If any Director, advisory board member or officer, as such, of the Fund, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, such person shall not, on account thereof, be held to any personal liability. Any repeal or modification of the Charter or this Article IV Section 1 shall not adversely affect any right or protection of a Director, advisory board member or officer of the Fund existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

Article IV, Section 2 of the Registrant’s Bylaws provides:

Mandatory Indemnification.

(a) The Fund hereby agrees to indemnify each person who is or was a Director, advisory board member or officer of the Fund (each such person being an “Indemnitee”) to the full extent permitted under applicable law against any and all liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and legal fees and expenses reasonably incurred by such Indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while acting in any capacity set forth in this Article IV by reason of having acted in any such capacity, whether such liability or expense is asserted before or after service; provided, however, that no Indemnitee shall be indemnified hereunder against any liability to any person or any expense of such Indemnitee arising with respect to any matter as to which the Indemnitee shall have been adjudicated to have engaged in (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of the Indemnitee’s position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “Disabling Conduct”). The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Fund, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

(b) Notwithstanding the foregoing, no indemnification shall be made hereunder in any action that is disposed of by a settlement, compromise payment, consent decree, or otherwise unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such Indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (A) a majority vote of a quorum of those Directors who are both Independent Directors and not parties to the proceeding (“Independent Non-Party Directors”), that the Indemnitee is entitled to indemnification hereunder, or (B) if such quorum is not obtainable or even if obtainable, if such majority so directs, a Special Counsel in a written opinion concludes that the Indemnitee should be entitled to indemnification hereunder.

2

(c) Notwithstanding the foregoing, to the extent that an Indemnitee has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith, without the necessity of authorization in the specific case.

(d) The Fund shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder, to the full extent permitted under applicable law, only if the Fund receives a written undertaking by the Indemnitee to reimburse the Fund if it shall ultimately be determined that the standards of conduct necessary for indemnification have not been met. In addition, at least one of the following conditions must be met: (i) the Indemnitee shall provide adequate security for his or her undertaking, (ii) the Fund shall be insured against losses arising by reason of any lawful advances or (iii) a majority of a quorum of the Independent Non-Party Directors, or if such quorum is not obtainable or even if obtainable, if a majority vote of such quorum so direct, Special Counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the Indemnitee ultimately will be found entitled to indemnification.

(e) The rights accruing to any Indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under the Charter, these Bylaws or any statute, insurance policy, agreement, vote of Shareholders or Independent Directors or any other right to which such person may be lawfully entitled.

(f) The Fund shall indemnify and provide for the advance payment of expenses to its representatives and employees to the full extent required under its Charter. Subject to any limitations provided by the 1940 Act and the Charter, the Fund shall have the power and authority to indemnify and provide for the advance payment of expenses to agents and other Persons providing services to the Fund or serving in any capacity at the request of the Fund to the full extent permitted for corporations organized under the corporations laws of the state in which the Fund was formed, provided that such indemnification has been approved by a majority of the Directors.

(g) Any repeal or modification of the Charter or Section 2 of this Article IV shall not adversely affect any right or protection of any person who is or was a Director, any advisory board member or any officer of the Fund existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

Article IV, Section 4 of the Registrant’s Bylaws provides:

Survival of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article IV or the Charter shall continue as to a person who has ceased to be a Director, advisory board member or officer and shall inure to the benefit of the heirs, executors and personal and legal representatives of such a person.

Article IV, Section 5 of the Registrant’s Bylaws provides:

Insurance. The Directors may maintain insurance for the protection of the Fund’s property, the Shareholders, Directors, officers, employees and agents in such amount as the Directors shall deem adequate to cover possible tort liability, and such other insurance as the Directors in their sole judgment shall deem advisable or is required by the 1940 Act.

Item 16. Exhibits.

Exhibit Number		Description
(1)	-	Articles of Incorporation

(a)	-	Declaration of Trust of BlackRock Funds V (the “Registrant”) is incorporated herein by reference to Exhibit (a)(1) to Registrant’s Registration Statement on Form N-1A filed on April 20, 2018.

3

Exhibit Number		Description
(b)	-

Amended and Restated Certificate of Classification of Shares is incorporated herein by reference to Exhibit (a)(2) to Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A filed on December 21, 2018.

(c)	-

Amended and Restated Certificate of Classification of Shares is incorporated herein by reference to Exhibit (a)(3) to Post-Effective Amendment No. 32 to Registrant’s Registration Statement on Form N-1A filed on December 18, 2020.

(d)	-

Amended and Restated Certificate of Classification of Shares is incorporated herein by reference to Exhibit (a)(4) to Post-Effective Amendment No. 42 to Registrant’s Registration Statement on Form N-1A filed on July 21, 2021.

(e)	-

Amended and Restated Certificate of Classification of Shares is incorporated herein by reference to Exhibit (a)(5) to Post-Effective Amendment No. 49 to Registrant’s Registration Statement on Form N-1A filed on October 15, 2021.

(2)	-	Bylaws

(a)	-	Bylaws of the Registrant are incorporated herein by reference to Exhibit (b)(1) to Registrant’s Registration Statement on Form N-1A filed on April 20, 2018.

(b)	-

Amendment No.  1 to Bylaws of the Registrant is incorporated herein by reference to Exhibit (b)(2) to Post-Effective Amendment No. 32 to Registrant’s Registration Statement on Form N-1A filed on December  18, 2020.

(3)	-	Voting Trust Agreements

(a)		Not Applicable.

(4)	-	Plan of Reorganization

(a)		Form of Agreement and Plan of Reorganization is included in Appendix A to the Proxy Statement/Prospectus.

(5)	-	Instruments Defining Rights of Security Holders

(a)	-	Incorporated by reference to Exhibit 1 and 2 above.

(6)	-	Investment Advisory Contracts

(a)	-

Form of Investment Advisory Agreement between the Registrant and BlackRock Advisors, LLC is incorporated herein by reference to Exhibit (d)(1) to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed on July 23, 2018.

(b)	-

Form of Addendum No.  1 to Investment Advisory Agreement between the Registrant and BlackRock Advisors, LLC (BlackRock Sustainable High Yield Bond Fund) is incorporated herein by reference to Exhibit (d)(2) to Post-Effective Amendment No.  42 to Registrant’s Registration Statement on Form N-1A filed on July 21, 2021.

(c)	-

Form of Addendum No.  2 to Investment Advisory Agreement between the Registrant and BlackRock Advisors, LLC (BlackRock Sustainable Low Duration Bond Fund) is incorporated herein by reference to Exhibit (d)(3) to Post-Effective Amendment No.  49 to Registrant’s Registration Statement on Form N-1A filed on October 15, 2021.

4

Exhibit Number		Description
(d)

Addendum No. 3 to Investment Advisory Agreement between the Registrant and BlackRock Advisors, LLC (BlackRock Floating Rate Income Portfolio) is incorporated herein by reference to Exhibit (d)(4) to Post-Effective Amendment No. 62 to Registrant’s Registration Statement on Form N-1A filed on June 17, 2022.

(e)	-

Form of Amended and Restated Sub-Investment Advisory Agreement between BlackRock Advisors, LLC and BlackRock International Limited (BlackRock Strategic Income Opportunities Portfolio) is incorporated herein by reference to Exhibit (d)(2) to Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A filed on December 20, 2019.

(f)	-

Form of Amended and Restated Sub-Investment Advisory Agreement between BlackRock Advisors, LLC and BlackRock International Limited (BlackRock Sustainable Emerging Markets Flexible Bond Fund (formerly, BlackRock Emerging Markets Flexible Dynamic Bond Portfolio)) is incorporated herein by reference to Exhibit (d)(3) to Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A filed on December 20, 2019.

(g)	-

Form of Sub-Investment Advisory Agreement between BlackRock Advisors, LLC and BlackRock (Singapore) Limited (BlackRock Strategic Income Opportunities Portfolio) is incorporated herein by reference to Exhibit (d)(4) to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed on July 23, 2018.

(h)	-

Form of Sub-Advisory Agreement between BlackRock Advisors, LLC and BlackRock (Singapore) Limited (BlackRock Income Fund (formerly, BlackRock Credit Strategies Income Fund)) is incorporated herein by reference to Exhibit (d)(5) to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed on July 23, 2018.

(i)	-

Form of Amended and Restated Sub-Investment Advisory Agreement between BlackRock Advisors, LLC and BlackRock International Limited (BlackRock Income Fund (formerly, BlackRock Credit Strategies Income Fund)) is incorporated herein by reference to Exhibit (d)(6) to Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A filed on December 20, 2019.

(j)	-

Form of Amended and Restated Sub-Investment Advisory Agreement between BlackRock Advisors, LLC and BlackRock International Limited (BlackRock Inflation Protected Bond Portfolio) is incorporated herein by reference to Exhibit (d)(7) to Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A filed on December 20, 2019.

(k)	-

Form of Amended and Restated Sub-Investment Advisory Agreement between BlackRock Advisors, LLC and BlackRock International Limited (BlackRock Sustainable Emerging Markets Bond Fund (formerly, BlackRock Emerging Markets Bond Fund)) is incorporated herein by reference to Exhibit (d)(8) to Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A filed on December 20, 2019.

(l)	-

Form of Sub-Investment Advisory Agreement between BlackRock Advisors, LLC and BlackRock International Limited (BlackRock Core Bond Portfolio) is incorporated herein by reference to Exhibit (d)(9) to Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A filed on December 20, 2019.

(m)	-

Form of Sub-Advisory Agreement between BlackRock Advisors, LLC and BlackRock (Singapore) Limited (BlackRock Core Bond Portfolio) is incorporated herein by reference to Exhibit (d)(10) to Post-Effective Amendment No.  18 to Registrant’s Registration Statement on Form N-1A filed on December 20, 2019.

5

Exhibit Number		Description
(n)	-

Form of Sub-Investment Advisory Agreement between BlackRock Advisors, LLC and BlackRock International Limited (BlackRock High Yield Bond Portfolio) is incorporated herein by reference to Exhibit (d)(11) to Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A filed on December 20, 2019.

(o)	-

Form of Sub-Investment Advisory Agreement between BlackRock Advisors, LLC and BlackRock International Limited (BlackRock Low Duration Bond Portfolio) is incorporated herein by reference to Exhibit (d)(12) to Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A filed on December 20, 2019.

(p)	-

Form of Sub-Investment Advisory Agreement between BlackRock Advisors, LLC and BlackRock International Limited (BlackRock Floating Rate Income Portfolio) is incorporated herein by reference to Exhibit (d)(13) to Post-Effective Amendment No. 26 to Registrant’s Registration Statement on Form N-1A filed on April 21, 2020.

(q)	-

Form of Sub-Investment Advisory Agreement between BlackRock Advisors, LLC and BlackRock International Limited (BlackRock U.S. Government Bond Portfolio) is incorporated herein by reference to Exhibit (d)(14) to Post-Effective Amendment No. 32 to Registrant’s Registration Statement on Form N-1A filed on December 18, 2020.

(r)	-

Form of Sub-Advisory Agreement between BlackRock Advisors, LLC and BlackRock (Singapore) Limited (BlackRock Low Duration Bond Portfolio) is incorporated herein by reference to Exhibit (d)(15) to Post-Effective Amendment No. 32 to Registrant’s Registration Statement on Form N-1A filed on December 18, 2020.

(s)	-

Form of Sub-Investment Advisory Agreement between BlackRock Advisors, LLC and BlackRock International Limited (BlackRock Sustainable High Yield Bond Fund) is incorporated herein by reference to Exhibit (d)(17) to Post-Effective Amendment No. 42 to Registrant’s Registration Statement on Form N-1A filed on July 21, 2021.

(t)	-

Form of Sub-Investment Advisory Agreement between BlackRock Advisors, LLC and BlackRock International Limited (BlackRock Sustainable Low Duration Bond Fund) is incorporated herein by reference to Exhibit (d)(19) to Post-Effective Amendment No. 49 to Registrant’s Registration Statement on Form N-1A filed on October 15, 2021.

(u)	-

Form of Sub-Investment Advisory Agreement between BlackRock Advisors, LLC and BlackRock (Singapore) Limited (BlackRock Sustainable Low Duration Bond Fund) is incorporated herein by reference to Exhibit (d)(20) to Post-Effective Amendment No. 49 to Registrant’s Registration Statement on Form N-1A filed on October 15, 2021.

(v)	-

Form of Sub-Investment Advisory Agreement between BlackRock Advisors, LLC and BlackRock (Singapore) Limited (BlackRock Inflation Protected Bond Portfolio) is incorporated herein by reference to Exhibit (d)(21) to Post-Effective Amendment No. 58 to Registrant’s Registration Statement on Form N-1A filed on April 26, 2022.

(7)	-	Underwriting Contracts

(1)	-

Form of Amended and Restated Distribution Agreement between the Registrant and BlackRock Investments, LLC is incorporated herein by reference to Exhibit 5 of Post-Effective Amendment No. 66 to the Registration Statement on Form N-1A of BlackRock Advantage U.S. Total Market Fund, Inc. (File No. 2-60836), filed on July 26, 2019.

6

Exhibit Number		Description
(2)	-

Exhibit A to the Amended and Restated Distribution Agreement between the Registrant and BlackRock Investments, LLC, amended as of January 11, 2023 is incorporated by reference to Exhibit 5(b) of Post- Effective Amendment No. 349 to the Registration Statement on Form N-1A of BlackRock Funds III (File No.33-54126), filed on January 11, 2023.

(8)	-	Bonus or Profit Sharing Contracts

(a)	-	None.

(9)	-	Custodian Agreement

(a)	-

Form of Custodian Agreement between the Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to Exhibit 7(b) of Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A of BlackRock Funds II (File No. 333-142592) filed on January 29, 2008.

(b)	-

Master Custodian Agreement between the Registrant and State Street Bank and Trust Company dated December 31, 2018 is incorporated herein by reference to Exhibit 7(g) of Post-Effective Amendment No. 943 to the Registration Statement on Form N-1A of BlackRock FundsSM (File No. 33-26305), filed on February 28, 2019.

(c)	-

Form of Master Global Custody Agreement between the Registrant and JPMorgan Chase Bank, N.A. is incorporated herein by reference to Exhibit 7(d) of Post-Effective Amendment No. 728 to the Registration Statement on Form N-1A of BlackRock FundsSM (File No. 33-26305), filed on July 28, 2017.

(d)	-

Form of Custody Agreement between the Registrant and The Bank of New York Mellon is incorporated herein by reference to Exhibit 7(c) of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of BlackRock Funds IV (File No. 333-224373), filed on April 25, 2022.

(e)	-

Form of Foreign Custody Manager Agreement between the Registrant and The Bank of New York Mellon is incorporated herein by reference to Exhibit 7(d) of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of BlackRock Funds IV (File No. 333-224373), filed on April 25, 2022.

(10)	-	Rule 12b-1 and Rule 18f-3 Plans

(a)	-

Distribution and Service Plan for Service, Investor A, Investor C, Institutional, Investor A1 and Class R Shares is incorporated herein by reference to Exhibit (m)(1) to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed on July 23, 2018.

(b)	-

Form of Appendix A to Distribution and Service Plan for Service, Investor A, Investor C, Institutional, Investor A1 and Class R Shares is incorporated herein by reference to Exhibit (m)(2) to Post-Effective Amendment No. 49 to Registrant’s Registration Statement on Form N-1A filed on October 15, 2021.

(c)	-

Seventh Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class Distribution System is incorporated herein by reference to Exhibit (n)(1) to Post-Effective Amendment No. 42 to Registrant’s Registration Statement on Form N-1A filed on July 21, 2021.

(d)	-

Appendix A to Seventh Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class Distribution System is incorporated herein by reference to Exhibit (n)(2) to Post-Effective Amendment No. 49 to Registrant’s Registration Statement on Form N-1A filed on October 15, 2021.

(11)		Legal Opinion

(a)		Opinion of Morgan, Lewis & Bockius LLP as to the legality of the securities being registered is filed herewith.

7

Exhibit Number		Description
(12)		Legal Opinion

(a)		Form of opinion of Willkie Farr & Gallagher LLP supporting the tax matters and consequences to shareholders discussed in the Proxy Statement/Prospectus is filed herewith.

(13)	-	Other Material Contracts

(a)	-

Form of Administration Agreement between the Registrant and BlackRock Advisors, LLC is incorporated herein by reference to Exhibit 8(a) of Post-Effective Amendment No. 148 to the Registration Statement on Form N-1A of BlackRock Funds II (File No. 333-142592) filed on January 28, 2015.

(b)	-

Form of Amendment No.  1 Administration Agreement between the Registrant and BlackRock Advisors, LLC is incorporated herein by reference to Exhibit (h)(2) to Pre-Effective Amendment No.  1 to Registrant’s Registration Statement on Form N-1A filed on July 23, 2018.

(c)	-

Form of Amendment No.  2 to the Administration Agreement between the Registrant and BlackRock Advisors, LLC is incorporated herein by reference to Exhibit 8(c)(3) of Post-Effective Amendment No.  78 to the Registration Statement on Form N-1A of BlackRock Large Cap Series Funds, Inc. (File No. 333-89389), filed on January 26, 2021.

(d)	-

Form of Amendment No.  3 to the Administration Agreement between the Registrant and BlackRock Advisors, LLC is incorporated herein by reference to Exhibit 8(g)(4) of Post-Effective Amendment No.  72 to the Registration Statement on Form N-1A of BlackRock Advantage SMID Cap Fund, Inc. (File No. 2-60836), filed on March 1, 2021.

(e)	-

Schedule B to the Administration Agreement between the Registrant and BlackRock Advisors, LLC is incorporated herein by reference to Exhibit (h)(5) to Post-Effective Amendment No. 42 to Registrant’s Registration Statement on Form N-1A filed on July 21, 2021.

(f)	-

Form of Amendment No.  4 to the Administration Agreement between the Registrant and BlackRock Advisors, LLC is incorporated herein by reference to Exhibit (h)(6) of Post-Effective Amendment No. 49 to Registrant’s Registration Statement on Form N-1A filed on October 15, 2021.

(g)	-

Form of Amendment No.  5 to the Administration Agreement between Registrant and BlackRock Advisors, LLC is incorporated herein by reference to Exhibit 8(l) of Post-Effective Amendment No.  84 to the Registration Statement on Form N-1A of BlackRock Funds VII, Inc. (File No. 2-56978), filed on October 18, 2021.

(h)	-

Form of Amendment No.  6 to the Administration Agreement between Registrant and BlackRock Advisors, LLC is incorporated herein by reference to Exhibit 8(h) of Post-Effective Amendment No.  72 to the Registration Statement on Form N-1A of BlackRock Municipal Bond Fund, Inc. (File No. 2-5734), filed on March 10, 2022.

(i)	-

Form of Transfer Agency and Shareholder Services Agreement between the Registrant and BNY Mellon Investment Servicing (US) Inc. is incorporated herein by reference to Exhibit 8(a) of Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A of BlackRock Series Fund, Inc. (File No. 2-69062), filed on April 18, 2014.

(j)	-

Form of Eleventh Amended and Restated Expense Limitation Agreement by and between Registrant, BlackRock Advisors, LLC and BlackRock Fund Advisors is incorporated herein by reference to Exhibit 8(d) of Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A of BlackRock ETF Trust (File No. 333-228832), filed on November 22, 2022.

8

Exhibit Number		Description
(k)	-

Form of Amended and Restated Shareholders’ Administrative Services Agreement between the Registrant and BlackRock Advisors, LLC is incorporated herein by reference to Exhibit 8(k) of Post-Effective Amendment No. 305 to the Registration Statement on Form N-1A of BlackRock Funds III (File No. 33-54126), filed on July 1, 2019.

(l)	-

Form of Ninth Amended and Restated Credit Agreement among Registrant, a syndicate of banks and certain other parties is incorporated herein by reference to Exhibit (h)(5) of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A of BlackRock Series Fund II, Inc. (File No. 333-224375), filed on April 21, 2022.

(m)	-

Form of Amendment to Ninth Amended and Restated Credit Agreement among Registrant, a syndicate of banks and certain other parties is incorporated herein by reference to Exhibit (h)(3) of Post-Effective Amendment No. 106 to the Registration Statement on Form N-1A of BlackRock Multi-State Municipal Series Trust (File No. 002-99473), filed on October 25, 2022.

(n)	-

Form of Joinder to Ninth Amended and Restated Credit Agreement among Registrant, a syndicate of banks and certain other parties is incorporated herein by reference to Exhibit (h)(4) of Post-Effective Amendment No. 106 to the Registration Statement on Form N-1A of BlackRock Multi-State Municipal Series Trust (File No. 002-99473), filed on October 25, 2022.

(o)	-

Form of Ninth Amended and Restated Securities Lending Agency Agreement between the Registrant and BlackRock Investment Management, LLC is incorporated herein by reference to Exhibit (k)(7) of Post-Effective Amendment No. 1 to the Registration Statement on Form N-2 of BlackRock Debt Strategies Fund, Inc. (File No. 333-267429), filed on January 13, 2023.

(p)	-

Form of Master Fund Services Agreement between the Registrant and JPMorgan Chase Bank, N.A. is incorporated herein by reference to Exhibit 8(n) of Post-Effective Amendment No. 728 to the Registration Statement on Form N-1A of BlackRock FundsSM (File No. 33-26305), filed on July 28, 2017.

(q)	-

Administration and Fund Accounting Services Agreement between the Registrant and State Street Bank and Trust Company dated December 31, 2018 is incorporated herein by reference to Exhibit 8(k) of Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A of Managed Account Series (File No. 333-124463), filed on February 28, 2019.

(r)	-

Investment Advisory Agreement between BlackRock Advisors, LLC and Cayman Inflation Protected Bond Portfolio, Ltd. is incorporated herein by reference to Exhibit (h)(12) to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed on July 23, 2018.

(s)	-

Form of Sub-Investment Advisory Agreement between BlackRock Advisors, LLC and BlackRock International Limited (Cayman Inflation Protected Bond Portfolio, Ltd.) is incorporated herein by reference to Exhibit (h)(12) to Post-Effective Amendment No. 32 to Registrant’s Registration Statement on Form N-1A filed on December 18, 2020.

(t)	-

Investment Advisory Agreement between BlackRock Advisors, LLC and Cayman Strategic Income Opportunities Portfolio II, Ltd. is incorporated herein by reference to Exhibit (h)(13) to Post-Effective Amendment No. 36 to Registrant’s Registration Statement on Form N-1A filed on March 1, 2021.

(u)	-

Sub-Investment Advisory Agreement between BlackRock Advisors, LLC and BlackRock International Limited (Cayman Strategic Income Opportunities Portfolio II, Ltd.) is incorporated herein by reference to Exhibit (h)(14) to Post-Effective Amendment No. 36 to Registrant’s Registration Statement on Form N-1A filed on March 1, 2021.

9

Exhibit Number		Description
(v)	-

Sub-Investment Advisory Agreement between BlackRock Advisors, LLC and BlackRock (Singapore) Limited (Cayman Strategic Income Opportunities Portfolio II, Ltd.) is incorporated herein by reference to Exhibit (h)(15) to Post-Effective Amendment No. 36 to Registrant’s Registration Statement on Form N-1A filed on March 1, 2021.

(w)

BlackRock Rule 12d1-4 Fund of Funds Investment Agreement between the Registrant and the other registered open-end investment companies party thereto is incorporated herein by reference to Exhibit (h)(10) of Post-Effective Amendment No. 106 to the Registration Statement on Form N-1A of BlackRock Multi-State Municipal Series Trust (File No. 002-99473), filed on October 25, 2022.

(x)

Fund of Funds Agreement between the Registrant, Fidelity Rutland Square Trust II and the other registrants party thereto, dated as of January 18, 2022, is incorporated herein by reference to Exhibit (h)(15) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of BlackRock Funds IV (File No.333-224373), filed on September 20, 2022.

(y)

Amendment No. 1 to Fund of Funds Agreement between the Registrant, Fidelity Rutland Square Trust II and the other registrants party thereto, dated as of May 20, 2022, is incorporated herein by reference to Exhibit (h)(16) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of BlackRock Funds IV (File No. 333-224373), filed on September 20, 2022.

(z)

Fund of Funds Investment Agreement between the Registrant, SPDR Series Trust, SPDR Index Shares Funds, SSGA Active Trust and the other registrants party thereto, dated as of February 3, 2022, is incorporated herein by reference to Exhibit (h)(26) to Post-Effective Amendment No. 64 to the Registrant’s Registration Statement on Form N-1A filed on December 22, 2022.

(aa)

Fund of Funds Investment Agreement between JPMorgan Trust I, JPMorgan Trust II, J.P. Morgan Fleming Mutual Fund Group, Inc., JPMorgan Institutional Trust, JPMorgan Insurance Trust, J.P. Morgan Mutual Fund Investment Trust, Undiscovered Managers Funds, J.P. Morgan Exchange-Traded Fund Trust, JPMorgan Trust IV and the other registrants party thereto, dated as of January 19, 2022, is incorporated herein by reference to Exhibit (h)(27) to Post-Effective Amendment No. 64 to the Registrant’s Registration Statement on Form N-1A filed on December 22, 2022.

(bb)

Amendment No. 1 to Fund of Funds Investment Agreement between the Registrant, JPMorgan Trust I, JPMorgan Trust II, J.P. Morgan Fleming Mutual Fund Group, Inc., JPMorgan Institutional Trust, JPMorgan Insurance Trust, J.P. Morgan Mutual Fund Investment Trust, Undiscovered Managers Funds, J.P. Morgan Exchange-Traded Fund Trust, JPMorgan Trust IV and the other registrants party thereto, dated as of July 14, 2022, is incorporated herein by reference to Exhibit (h)(28) to Post-Effective Amendment No. 64 to the Registrant’s Registration Statement on Form N-1A filed on December 22, 2022.

(cc)

Amended and Restated Fund of Funds Investment Agreement between the Registrant, Schwab Capital Trust, Schwab Annuity Portfolios and the other registrants party thereto, dated as of July 21, 2022, is incorporated herein by reference to Exhibit (h)(29) to Post-Effective Amendment No. 64 to the Registrant’s Registration Statement on Form N-1A filed on December 22, 2022.

(14)	-	Other Opinions

(a)	-

Consent of Deloitte & Touche LLP, independent registered public accounting firm of BlackRock Multi-Sector Opportunities Trust II and BlackRock Strategic Income Opportunities Portfolio, a series of the Registrant, is filed herewith.

(15)	-	Omitted Financial Statements

10

Exhibit Number		Description
(a)	-	None.

(16)	-	Power of Attorney

(a)

Power of Attorney dated May 4, 2023 is incorporated herein by reference to the Registrant’s Form N-14 registration statement filed with the Securities and Exchange Commission on March 8, 2023 (File No. 333-271730).

(17)	-	Additional Exhibits

(a)	-	Form of Proxy Card is filed herewith.

(18)	-	Calculation of Filing Fee Tables

(a)	-	Not Applicable.

Item 17. Undertakings.

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant agrees to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinion.

11

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York and the State of New York, on the 16th day of June, 2023.

BLACKROCK FUNDS V (REGISTRANT) ON BEHALF OF
BLACKROCK STRATEGIC INCOME OPPORTUNITIES PORTFOLIO

By: /s/ JOHN M. PERLOWSKI
(John M. Perlowski,
President and Chief Executive Officer)

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ JOHN M. PERLOWSKI	Trustee, President and Chief Executive Officer	June 16, 2023
(John M. Perlowski)	(Principal Executive Officer)

/s/ TRENT WALKER	Chief Financial Officer	June 16, 2023
(Trent Walker)	(Principal Financial and Accounting Officer)

CYNTHIA L. EGAN*	Trustee
(Cynthia L. Egan)

FRANK J. FABOZZI*	Trustee
(Frank J. Fabozzi)

LORENZO A. FLORES*	Trustee
(Lorenzo A. Flores)

STAYCE D. HARRIS*	Trustee
(Stayce D. Harris)

J. PHILLIP HOLLOMAN*	Trustee
(J. Phillip Holloman)

R. GLENN HUBBARD*	Trustee
(R. Glenn Hubbard)

W. CARL KESTER*	Trustee
(W. Carl Kester)

CATHERINE A. LYNCH*	Trustee
(Catherine A. Lynch)

ROBERT FAIRBAIRN*	Trustee
(Robert Fairbairn)

*By: /s/ JANEY AHN		June 16, 2023
(Janey Ahn, Attorney-In-Fact)

SIGNATURES

Cayman Strategic Income Opportunities Portfolio II, Ltd. has duly caused this Registration Statement of BlackRock Funds V, with respect only to information that specifically relates to Cayman Strategic Income Opportunities Portfolio II, Ltd., to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on June 16, 2023.

CAYMAN STRATEGIC INCOME OPPORTUNITIES PORTFOLIO II, LTD.

By: /s/ JOHN M. PERLOWSKI
(John M. Perlowski,
President and Chief Executive Officer)

This Registration Statement of BlackRock Funds V, with respect only to information that specifically relates to Cayman Strategic Income Opportunities Portfolio II, Ltd., has been signed below by the following persons in the capacities on the dates indicated.

Signature	Title	Date

/s/ JOHN M. PERLOWSKI	Director, Cayman Strategic Income	June 16, 2023
(John M. Perlowski)	Opportunities Portfolio II, Ltd.

/s/ TRENT WALKER	Director, Cayman Strategic Income	June 16, 2023
(Trent Walker)	Opportunities Portfolio II, Ltd.

EXHIBIT INDEX

Exhibit Number	Description

11(a)	Opinion of Morgan, Lewis & Bockius LLP as to the legality of the securities being registered

12(a)	Form of opinion of Willkie Farr & Gallagher LLP supporting the tax matters and consequences to shareholders discussed in the Proxy Statement/Prospectus

14(a)	Consent of Deloitte & Touche LLP, independent registered public accounting firm

17(a)	Form of Proxy Card